[LOGO]


SEMI-
ANNUAL
REPORT


June 30, 1999


Kent Growth and Income Fund
Kent Small Company Growth Fund
Kent International Growth Fund
Kent Index Equity Fund
Kent Short Term Bond Fund
Kent Intermediate Bond Fund
Kent Income Fund
Kent Intermediate Tax-Free Fund
Kent Tax-Free Income Fund
Kent Michigan Municipal Bond Fund
Kent Money Market Fund
Kent Michigan Municipal Money Market Fund
Kent Government Money Market Fund

                                                     MESSAGE TO SHAREHOLDERS
Dear Kent Funds Shareholder:

  Following is the Semi-Annual Report for the Kent Funds for the six months ended June 30, 1999. The report contains the following features:

  - Economic Outlook by Joseph T. Keating, President and Chief Investment Officer, Lyon Street Asset Management Company

  - Portfolio Reviews -- investment strategy, performance overview and outlook for the coming months for each of the Kent Funds

  - Schedules of Portfolio Investments -- summary of the holdings in each fund by industry

  - Statements of Assets and Liabilities -- summary of the assets and liabilities of each fund

  - Statements of Operations -- summary of operations and its effect on the assets of each fund

  - Statements of Changes in Net Assets -- summary of changes in net assets during period

  -  Notes to Financial Statements

  - Financial Highlights -- per share summary of activity affecting net asset value

  We appreciate the confidence you have placed in us and continue to focus on providing our shareholders with good value and attractive potential for growth. If you have any questions about your investments after reading this report, please call the Kent Funds Shareholder Servicing Center at 1-800-633-KENT (5368) between the hours of 8:00 a.m. and 9:00 p.m. Eastern Time.

  We remain committed to sound investment principles and to providing you with useful information that can help you make the most of your investments.

Sincerely,

 [/S/ JAMES F. DUPA]
James F. Duca, II
President
                               INVESTMENT ADVISER

                      Lyon Street Asset Management Company
                              111 Lyon Street N.W.
                             Grand Rapids, MI 49503
  SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, LYON STREET ASSET MANAGEMENT COMPANY OR ANY OF ITS AFFILIATES. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS AND OTHER FACTORS, SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUNDS WILL BE ABLE TO SUSTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

This report is submitted for the general information of shareholders of the Kent Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus for the funds, which contains more information concerning the funds' investment policies as well as fees and expenses and other pertinent information. Please read the prospectus carefully before investing. The distributor for the Kent Funds is Kent Funds Distributors, Inc.

The performance indices used for comparison in this report are unmanaged indices. Unlike actual mutual fund performance, the performance of an index does not reflect any management fees, other expenses or sales charges. A direct investment in the unmanaged index is not possible.

    ECONOMIC OUTLOOK

I. REAL ECONOMIC ACTIVITY

A. MR. GREENSPAN'S STERN WARNING.

  This remarkable economic expansion continues to roll along, now 100 months old. It is already the LONGEST PEACETIME EXPANSION on record and, in six months will achieve the distinction of the LONGEST EXPANSION OF ALL TIME. The expansion received a second wind during the past two years from a drop in interest rates, lower gasoline prices, a surge in mortgage refinance activity, and a surging stock market. A somewhat mixed report on the economy for the second quarter and a less ebullient outlook are directly related to the factors above becoming less supportive of future growth.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   REAL ECONOMIC ACTIVITY*
             1999
                                 DOMESTIC      PERSONAL      RESIDENTIAL    BUSINESS
                                  PRIVATE     CONSUMPTION   CONSTRUCTION    CAPITAL
                                FINAL SALES  EXPENDITURES      OUTLAYS      SPENDING
2Q                                     5.0%           4.0%           5.1%       10.8%
1Q                                     7.5%           6.7%          15.4%        8.5%
*Annualized

  Gasoline prices have rebounded in recent months, while refinance activity has plunged. The Federal Reserve raised short-term interest rates from 4.75 to 5.00 percent on June 30 and has sent stern warnings that additional hikes could be on the way. The stock market has held up very well in this environment, but few analysts are looking for a continuation of the heady gains of the past four and a half years.
  Federal Reserve Chairman Alan Greenspan's testimony before the House Banking Committee in late July caught many analysts and investors by surprise due to its more hawkish tone than the official statement released after the last Federal Reserve meeting. Mr. Greenspan emphasized that the Federal Reserve is prepared to intervene "PROMPTLY AND FORCEFULLY" as soon as it detects signs that inflation is likely to increase. An unexpectedly large jump in the second quarter employment cost index, a bellwether of inflationary pressures, roiled the financial markets during the last two days of July and raised the likelihood of a rate hike at the next meeting of the Federal Reserve on August 24.
  What needs to be analyzed is whether conditions have changed enough to continue the incipient slowdown in the pace of economic activity that is evident in the recent economic reports or whether the Federal Reserve will need to tighten monetary policy more aggressively. Related to this analysis, and key to the conclusions, is the outlook for inflation and labor cost pressures.

B. A MIXED ECONOMIC PICTURE DURING THE SECOND QUARTER.

  The economy is reported to have grown at a 2.3 percent annual rate during the second quarter, well beneath the 4.3 percent rate seen in the first quarter and little more than a third of the 6.0 percent pace of the 1998's fourth quarter. While the economy's growth rate did moderate, a look behind the headline number shows a still strong, yet moderating, pace of final demand.
  Our best measure of final demand in the economy is domestic private final sales, the sum of consumer spending, housing construction, and business capital spending. While this measure did slow in the second quarter from its first quarter pace, it was still at a very strong 5.0 percent growth rate. Most of the reconciliation between this 5.0 percent figure and the 2.3 percent real GDP number is a slower pace of inventory building and a further deterioration in net exports, each of which subtracted a percentage point from the reported gross domestic product figure. The two most interest rate-sensitive sectors of the economy, consumer spending and residential construction, showed the most moderation; but the pace of business capital spending actually rose.

C. PLUNGE IN REFINANCE ACTIVITY STARTING TO HIT CONSUMER SPENDING.

  Despite a decline from its first quarter pace, consumer spending again grew at a pace above its long run growth rate during the second quarter. The sharp deceleration in certain categories and the second consecutive negative quarterly reading on the personal savings rate are harbingers of a further slowdown in consumer outlays.
  Gains in real disposable personal income have slowed recently from 4.3 percent in the fourth quarter to 3.5 in

--------------------------------------------------------------------------------

This report is not personal investment advice. The information in this report is obtained from sources believed to be reliable. However, Lyon Street Asset Management Company and its affiliates do not guarantee or warrant the accuracy or completeness of the information or its use, nor the effects of acting on any of the opinions expressed in this report.

                                                            ECONOMIC OUTLOOK

the first quarter and only 2.4 percent last quarter. This deceleration reflects a slowdown in wage growth and hours worked at the same time oil prices boosted consumer prices. Consumer spending far outpaced income growth, however, growing at a 5.3 percent annualized pace over the same three quarters. The income shortfall has been made up by the personal savings rate falling to zero in the fourth quarter, only to be followed by two NEGATIVE readings of 0.7 and 1.1 percent, respectively, during the first and second quarters of 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        CONSUMER SPENDING*
                                     2Q 1999    1Q 1999
Durable Goods                            5.6%      12.9%
Furniture and Household Equipment       10.2%      23.3%
Nondurable Goods                         3.0%       9.5%
Apparel                                  2.5%      29.1%
Services                                 4.2%       4.1%
*Annualized

  Conventional wisdom has attributed the willingness of consumers to move into a position of dissaving to the recent strong gains in the stock market -- the thought being that consumers have felt less of a need to add to their savings pool when continued gains in stock prices have boosted their net worth. While we ascribe to that WEALTH EFFECT theory, we feel the contribution from last year's surge in refinance activity may be overlooked, and consequently, the moderating influence from the recent plunge in refinance activity may be underestimated.
  Consumers benefit from refinancing their mortgages via monthly interest cost savings and a one time cashing out on some of their appreciated equity. This REAL ESTATE EFFECT on consumer spending definitely helped drive the savings rate lower and eventually into negative territory. With the nine month-long rise in mortgage rates, which have now exceeded eight percent, mortgage refinance activity has plunged. In June, the mortgage refinance index was 61.0 percent below the average 1998 level. While the drop in refinance activity is already having a moderating influence on consumer spending, its negative effect will persist through the remainder of this year and could well accelerate as it tends to work with a six to nine month lag.
  Consumer spending was also aided by the drop in gasoline prices last year, but that also has been reversed as pump prices have risen thirty percent since February. Additionally, the stimulus from rising stock prices is also likely to fade. This expectation partly reflects our view that the very rapid common stock price appreciation of the past few years is behind us and that returns closer to, if not slightly below, long run returns are in the offing. We expect the personal savings rate to move back into positive territory and a further, gradual retrenchment by consumers.

D. HOUSING PAST ITS PEAK AND FURTHER SLOWING AHEAD.

  The rise in mortgage rates has clearly begun to hit the housing market; despite a reported 5.1 percent rise in residential construction outlays during the second quarter. Outlays on single-family residences fell at a 2.8 percent rate, while multi-family structures dropped 5.0 percent. The entire rise in residential outlays was contained in the home improvement category and mobile homes.
  Housing starts dropped 5.6 percent in June to a 1.57 million pace, 13.7 percent below the 1.82 million peak reached in January. Housing starts for the second quarter were down 9.5 percent from the first quarter, further reinforcing our view that the peak level of activity is behind us. Given the additional rise in mortgage interest rates in recent weeks, a further general softening in housing related activity should occur over the second half of the year.

E. THE ONGOING INVESTMENT IN PRODUCTIVITY-ENHANCING EQUIPMENT.

  The ongoing effort to raise productivity by enhancing the hourly output of labor resources already employed continues to push expenditures on high technology equipment ever higher. Producers' durable equipment outlays were the strongest sector in the economy's second quarter growth rate, with virtually all of the growth coming on high technology equipment.
  The rapid and sustained growth in high technology equipment outlays has been a hallmark of this business expansion. As companies have confronted new constraints on their pricing power, managements have targeted labor costs as the key item to control in an effort to defend and expand profit margins. Providing workers with more and better equipment has been one viable solution to raising productivity and growing earnings.

    ECONOMIC OUTLOOK

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   BUSINESS CAPITAL SPENDING*
              1999
                                   PRODUCERS'      HIGH
                                     DURABLE    TECHNOLOGY
                                    EQUIPMENT    EQUIPMENT    COMPUTERS   STRUCTURES
2Q                                       15.3%        34.2%        41.5%       -1.2%
1Q                                        9.5%        26.6%        44.6%        5.7%
*Annualized

  As business managers have come to expect that business cycles will last longer and be less volatile, they have become more confident that capital investments will not be ill-timed, i.e., that a downturn in business activity is less likely to hurt the returns on investments under consideration. Additionally, delivery times for equipment, particularly high technology equipment, have dropped significantly in recent years; meaning that equipment can be brought on line more quickly to help deal with rising demand. Given our outlook for continued low inflation and very limited pricing power, we look for companies to continue their search for further productivity gains in earnest and for equipment spending to remain the strongest sector in the economy.

II. A LOOK AHEAD.

A. EXPANSION TO CONTINUE, GROWTH RATE TO SLOW FURTHER.

  Our hunch is that the Federal Reserve is tightening monetary policy into an already slowing economy from the effects of rising mortgage rates on the housing industry and on consumer spending through dimished mortgage refinance activity. The Federal Reserve is taking out a very appropriate insurance policy to increase the likelihood that the current low inflation, low interest rate, continued economic growth environment remains in place.
  To gain a perspective on the Federal Reserve's move on June 30 to raise short term interest rates 25 basis points and their warnings that additional increases could follow, recall that when the federal funds rate was lowered by 75 basis points last Fall the Federal Reserve was responding to an extraordinary disturbance in the international financial markets. Prior to that financial dislocation, the Federal Reserve had maintained a BIAS TO TIGHTEN monetary policy from a federal funds rate of 5.50 percent, to achieve the goal of slowing the U.S. economy to a sustainable pace. We think the Federal Reserve could take back all of the 75 basis point reduction in the federal funds rate of last Fall without threatening the longevity of the current business expansion. Given the current vigor of the U.S. economy, it appears unnecessary for the Federal Reserve to maintain the level of short-term interest rates at crisis determined levels.
  We look for the economy to grow at a pace near 3.0 percent over the next year, with the possibility of some Year 2000 inventory stockpiling boosting the fourth quarter real GDP figure and the subsequent inventory drawdown during the first quarter artificially depressing that quarter's GDP report. We expect the move to tighten monetary policy by the Federal Reserve not to exceed last Fall's 75 basis point easing moves and that the key impetus for slowing the economy's growth rate is the rebound in mortgage rates to the eight percent level.

B. DECLINE MAY BE OVER, BUT NO RESURGENCE IN INFLATION.

  While the outsized jump in the second quarter employment cost index (ECI) might guarantee further tightening moves by the Federal Reserve, the message in that report may actually be neutral to positive rather than the initial negative read. The 1.1 percent second quarter increase followed a record low 0.4 percent gain during the first quarter. Averaging the two quarters together shows quarterly gains of 0.8 percent -- in line with 1998's pattern. The second quarter rise in the ECI was exaggerated by a 3.0 percent jump in labor costs for the finance, insurance, and, real estate sectors following the first quarter's
0.7 percent drop.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   INFLATION MEASURES*
          1999
                              GROSS        GROSS                    CONSUMER
                            DOMESTIC     DOMESTIC                 PRICE INDEX
                             PRODUCT     PURCHASES    CONSUMER     LESS FOOD
                           PRICE INDEX  PRICE INDEX  PRICE INDEX   AND ENERGY
2Q                               1.60%        2.10%        2.90%         2.30%
1Q                               1.60%        1.20%        1.50%         0.90%
*Annualized

                                                            ECONOMIC OUTLOOK

  While the two decade-long DECLINE in the inflation rate may be nearing an end, we see no reason to fear a significant rekindling of inflationary pressures. Certain structural changes in the world economy that have allowed competition to flourish make any meaningful rise in inflation on a sustained basis virtually impossible. Global competition is a reality and there is ample capacity for producing the vast majority of items in the world. Nearly all companies view a cost issue as a local problem that does not necessarily apply to a competitor in a different area of the country, or in a different country. Therefore, cost issues are a company's own problems, not something that can be passed on to its consumers. The result in a widespread corporate focus on cost containment. In such a climate, it is difficult to see how a meaningful reemergence of inflation can occur.
  As a final comment on the inflation outlook, it is virtually impossible to assess the exact impact that the growth in the Internet will have on the way business is transacted and how it will alter the outlook for inflation. But suffice it to say that the IMPACT WILL BE ENORMOUS AND THE DEFLATIONARY INFLUENCE WILL LIKELY BE SIGNIFICANT.
  The Internet and the new medium of commerce it facilitates are quickly invading all areas of the economy and are providing an exciting new opportunity to lower distribution and communication costs further. Transaction costs are being reduced as more direct sales take place. Information is spread more quickly and widely and, consequently, is used more effectively by management. Productivity gains will be squeezed out of a powerful combination of technology, increased management information, and innovation; bringing about heretofore unthought of ways to lower the cost structure of doing business on an ongoing basis. These lower costs will continue to put downward pressure on prices for a wide array of services and goods, helping to keep inflationary pressures at bay.

JOSEPH T. KEATING
President and Chief Investment Officer

THE INFORMATION CONTAINED HEREIN IS BASED ON UNITED STATES DEPARTMENT OF COMMERCE DATA RELEASED JULY 29, 1999.

PORTFOLIO
REVIEWS
--------------------------------------------------

KENT GROWTH AND INCOME FUND
BY ALLAN J. MEYERS
PORTFOLIO MANAGER

  The six months ended June 30, 1999, were characterized by strong growth in the U.S. economy. Those conditions supported basic-materials and cyclical stocks, which previously had been beaten down. As a result, value stocks performed exceptionally well in April, and in May the Dow Jones Industrial Average(1) reached 11,000 for the first time. Some investors worried about a potential resurgence in inflation, but those fears abated in June when the Federal Reserve Board raised the federal funds rate by 25 basis points.

  For the six months ended June 30, 1999, the Fund's Institutional and Investment Shares returned 11.38% and 11.28%, respectively. The Fund's benchmark, the Standard & Poor's 500 Stock Index, returned 12.38% for the same period.

STRONG RESULTS FOR VALUE STOCKS

  The best-performing sector during the period was technology (up 24.8% for the period), with large companies such as IBM (2.35% of the portfolio), up 40.5%, Cisco Systems (1.86%), up 38.9%, and Microsoft (4.01%), up 30%, leading the top-performing stock list. Investors also found attractive valuations in the basic materials sector (up 21.8%). Meanwhile, healthcare (down 0.9% for the period) and utilities (up 1.0%) lagged the market by wide margins.*

  We increased the Fund's exposure to value stocks by purchasing shares of firms such as BF Goodrich (0.06%), Spring Industries (0.05%), Conseco (0.13%), Cendant (0.15%) and Schlumberger (0.25%). We sold the Fund's positions in some large-company growth stocks, including shares of American Greetings, EGG, Hershey Foods and Airtouch Communications.*

--------------------------------------------------

KENT GROWTH AND INCOME FUND
DISTRIBUTION OF NET ASSETS
AS OF JUNE 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods                 8.5%
Consumer Staples             12.4%
Utilities                     2.7%
Consumer Cyclicals            9.1%
Communication Services        8.6%
Energy                        6.1%
Transportation                0.9%
Basic Materials               3.2%
Health                       10.9%
Financials                   15.9%
Technology                   21.7%

---------------------------------------------------------------

LOOKING AHEAD

  The Growth and Income Fund is a well-diversified fund, with investments in approximately 249 companies. Going forward, we believe investors will continue to look for bargains in the value sector of the market, but that growth stocks with good earnings will continue to perform well also. We believe the Fund is well-positioned to benefit from this investor orientation, and our research continues to identify excellent prospects based on earnings growth potential and stock valuations.

--------------------------------------------------------------------------------

1 The Dow Jones Industrial Average is a price-weighted average based on the price movements of 30 blue-chip stocks.

 *The Fund's portfolio composition is subject to change.

KENT GROWTH AND INCOME FUND
AVERAGE ANNUAL RETURNS AS OF JUNE 30, 1999

                                     INSTITUTIONAL CLASS     INVESTMENT CLASS
                                     (inception: 11/2/92)  (inception: 12/1/92)
-------------------------------------------------------------------------------
Six Months*                                 11.38%                11.28%
-------------------------------------------------------------------------------
One Year                                    22.31%                22.07%
-------------------------------------------------------------------------------
Three Years                                 24.78%                24.46%
-------------------------------------------------------------------------------
Five Years                                  24.69%                24.25%
-------------------------------------------------------------------------------
Life of Fund                                19.81%                19.28%
-------------------------------------------------------------------------------
*Aggregate Return

GROWTH OF A $10,000 INVESTMENT
                         AS COMPARED WITH THE STANDARD & POOR'S 500 STOCK INDEX

INSTITUTIONAL CLASS SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             KENT GROWTH AND INCOME
            FUND INSTITUTIONAL CLASS  STANDARD & POOR'S 500
                     SHARES                STOCK INDEX
11/2/92                       10,000                  10,000
12/31/92                      10,398                  10,472
12/31/93                      11,610                  11,518
12/31/94                      11,669                  11,669
12/31/95                      15,743                  16,036
12/31/96                      18,809                  19,737
12/31/97                      23,351                  26,321
12/31/98                      29,907                  33,886
6/30/99                       33,310                  38,081

--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             KENT GROWTH AND INCOME
             FUND INVESTMENT CLASS    STANDARD & POOR'S 500
                     SHARES                STOCK INDEX
12/1/92                       10,000                  10,000
12/31/92                      10,059                  10,472
12/31/93                      11,247                  11,518
12/31/94                      11,302                  11,669
12/31/95                      15,213                  16,036
12/31/96                      18,124                  19,737
12/31/97                      22,454                  26,321
12/31/98                      28,666                  33,886
6/30/99                       31,898                  36,840

--------------------------------------------------------------------------------

 The Fund's performance is measured against the Standard & Poor's 500 Stock Index, which is an unmanaged index that generally represents the performance of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

 Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

PORTFOLIO
REVIEWS
--------------------------------------------------

KENT SMALL COMPANY GROWTH FUND+
BY ROB CUMMISFORD
PORTFOLIO MANAGER

  The six months ended June 30, 1999, were good for small-company stocks, which began the period trading at very attractive valuations. During the second quarter alone, the Russell 2000 Index of small-cap stocks outpaced the Standard & Poor's 500 Stock Index(1) of blue-chip stocks by more than eight percentage points. The best performing sectors for the six-month period included communication services (up 33%) and energy (up 32.1%). Health-care (down 0.9%) and utilities (down 0.5%) were among the worst performers.*

  For the six months ended June 30, 1999, the Fund's Institutional and Investment Shares returned 9.97% and 9.89%, respectively. Over the same period, the Russell 2000 Index returned 9.28%.

SMALL-CAP VALUE STOCKS LEAD THE WAY

  Small-cap value stocks attracted many investors during the second quarter, boosting the Fund's performance. Small-company shares benefited from merger and acquisition activity and unexpectedly strong earnings growth.

  The Fund slightly outperformed its benchmark, the Russell 2000, largely due to the Fund's weighting in communication services as well as energy, where rising oil prices helped drive share prices higher. The top-performing stocks in the Fund included Western Wireless (0.38% of the portfolio), up 128.1%, which provides wireless communications to the western United States, and Cross Timbers Oil Company (0.18%), which was up 99% for the first half of 1999. The stocks in the Fund have an average market capitalization of approximately $1,080 million, which is slightly larger than the average market cap of the stocks that compose the Russell 2000 ($730 million) after it was re-balanced on June 30.*

--------------------------------------------------

KENT SMALL COMPANY GROWTH FUND
DISTRIBUTION OF NET ASSETS
AS OF JUNE 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Communication Services        1.7%
Consumer Staples              4.4%
Utilities                     5.0%
Consumer Cyclicals           19.0%
Transportation                1.8%
Energy                        2.7%
Capital Goods                11.2%
Basic Materials               3.5%
Healthcare                   10.7%
Financials                   18.9%
Technology                   21.1%

---------------------------------------------------------------

GOING FORWARD

  We believe that investors will continue to find the valuations of small company shares attractive during the coming months. We will look for opportunities in undervalued sectors such healthcare, technology and communications services where the companies are poised to deliver significant earnings growth. Meanwhile, we believe that the Fund is positioned to take advantage of a market that favors small-company shares and value stocks.

--------------------------------------------------------------------------------

 +Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue-chip" companies. Historically, smaller companies' stock has experienced a greater degree of market volatility than average.

1 The Standard & Poor's 500 Stock Index is an unmanaged index that generally represents the performance of the U.S. stock market as a whole.

 *The Fund's portfolio composition is subject to change.

KENT SMALL COMPANY GROWTH FUND
AVERAGE ANNUAL RETURNS AS OF JUNE 30, 1999

                                     INSTITUTIONAL CLASS     INVESTMENT CLASS
                                     (inception: 11/2/92)  (inception: 12/4/92)
-------------------------------------------------------------------------------
Six Months*                                 9.97%                 9.89%
-------------------------------------------------------------------------------
One Year                                    -1.06%                -1.24%
-------------------------------------------------------------------------------
Three Years                                 11.87%                11.62%
-------------------------------------------------------------------------------
Five Years                                  15.05%                14.82%
-------------------------------------------------------------------------------
Life of Fund                                14.65%                13.52%
-------------------------------------------------------------------------------
*Aggregate Return

GROWTH OF A $10,000 INVESTMENT
                                        AS COMPARED WITH THE RUSSELL 2000 INDEX

INSTITUTIONAL CLASS SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                KENT SMALL COMPANY GROWTH     RUSSELL 2000 INDEX
                 FUND INSTITUTIONAL CLASS
                          SHARES
11/2/1992                             10,000              10,000
12/31/1992                            10,885              11,140
12/31/1993                            12,729              13,246
12/31/1994                            12,722              13,005
12/31/1995                            15,745              16,704
12/31/1996                            18,825              19,466
12/31/1997                            24,085              23,819
12/31/1998                            22,600              23,212
6/30/1999                             24,851              25,366

--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               KENT SMALL COMPANY GROWTH    RUSSELL 2000 INDEX
              FUND INVESTMENT CLASS SHARES
12/4/1992                           10,000              10,000
12/31/1992                          10,197              10,348
12/31/1993                          11,915              12,304
12/31/1994                          11,906              12,080
12/31/1995                          14,702              15,516
12/31/1996                          17,518              18,081
12/31/1997                          22,372              22,124
12/31/1998                          20,937              21,560
6/30/1999                           23,008              23,561

--------------------------------------------------------------------------------

 The Fund's performance is measured against the Russell 2000 Index, which is an unmanaged index that represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance of each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

 Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

PORTFOLIO
REVIEWS
--------------------------------------------------

KENT INTERNATIONAL GROWTH FUND+
BY DAVE EDER
PORTFOLIO MANAGER

  The Kent International Growth Fund outperformed the Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index during the six-month period ended June 30, 1999. The Fund's Institutional and Investment shares returned 5.08% and 4.92%, respectively, during the period while the EAFE Index returned 4.11%.

ASIA RECOVERS, EUROPE SLUMPS

  The Fund invests in stocks from individual countries based on the countries' relative gross domestic products. During the six-month period, the Fund remained overweighted in the Pacific Rim (35.5% of the portfolio) relative to the EAFE, while exposure to European shares (64.5%) was slightly underweight relative to the index.

  Asian markets performed exceptionally well during the period, after falling to record lows last autumn. We began adding to the Fund's position in the Pacific Rim during the fourth quarter of 1998, which benefited the Fund greatly. The MSCI Pacific Index rose 21.8% during the six-month period ended June 30, 1999. The recovery in that region was driven by strong gross domestic product numbers for Japan. Investors found opportunities in markets such as Malaysia (up 73.2% for the period) and Singapore (up 60.4%), where stock valuations were very attractive. During the period, we decreased slightly the Fund's holdings in Japan, yet remained overweight relative to the EAFE.*

  European markets performed poorly as the euro fell 10% against the U.S. dollar over the six-month period. Weak economic growth and concerns about the Kosovo crisis hurt equity markets' performance in the region. The MSCI Europe Index fell 2.4% during the first half of 1999, as investors fled countries such as Belgium (down 19.4% for the period) and Portugal (down 18.1%). Nonetheless, markets such as Sweden (up 19.5% for the period) and Finland (up 28.5%) were strong performers. During the period, we boosted the Fund's position in France from 8.1% to 9.4% of the Fund's portfolio and trimmed the Fund's weighting in Switzerland from 7.1% to 6.2%.*

--------------------------------------------------

KENT INTERNATIONAL GROWTH FUND
DISTRIBUTION OF NET ASSETS
AS OF JUNE 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Japan                 26.7%
United Kingdom        19.8%
Germany                9.5%
France                 9.4%
Switzerland            6.7%
Netherlands            5.4%
Italy                  3.7%
Spain                  3.0%
Australia              4.0%
Hong Kong              2.5%
Denmark                0.8%
Other                  3.9%
Sweden                 2.3%
Belgium                1.3%
Finland                1.5%

---------------------------------------------------------------

GROWTH EXPECTED IN OVERSEAS MARKETS

  The Kent International Growth Fund remains a well-diversified fund, with investments in 767 securities as of June 30, 1999. We aim to reduce risk by maintaining a balanced portfolio in each country in which the Fund invests. We believe that Asia will continue to recover as economies in Japan, China and Hong Kong grow. In Europe, the weak euro may allow the region's exporters to sell their goods to the U.S. at lower prices, which should help boost European economies.*

--------------------------------------------------------------------------------

 +International investing involves increased risk and volatility.

 *The Fund's portfolio composition is subject to change.

KENT INTERNATIONAL GROWTH FUND
AVERAGE ANNUAL RETURNS AS OF JUNE 30, 1999

                                     INSTITUTIONAL CLASS     INVESTMENT CLASS
                                     (inception: 12/4/92)  (inception: 12/4/92)
-------------------------------------------------------------------------------
Six Months*                                 5.08%                 4.92%
-------------------------------------------------------------------------------
One Year                                    8.38%                 8.02%
-------------------------------------------------------------------------------
Three Years                                 8.72%                 8.44%
-------------------------------------------------------------------------------
Five Years                                  8.83%                 8.57%
-------------------------------------------------------------------------------
Life of Fund                                11.95%                11.65%
-------------------------------------------------------------------------------
*Aggregate Return

GROWTH OF A $10,000 INVESTMENT
       AS COMPARED WITH THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE,
                                                  AUSTRALIA AND FAR EAST INDEX,
                            AND THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI)
                                                               EUROPE INDEX AND
                                THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI)
                                                              PACIFIC RIM INDEX

INSTITUTIONAL CLASS SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               KENT INTERNATIONAL                MSCI                MSCI         MSCI
                  GROWTH FUND                   EUROPE,             EUROPE    PACIFIC RIM
              INSTITUTIONAL CLASS       AUSTRALIA AND FAR EAST
                     SHARES                      INDEX               INDEX       INDEX
12/4/92                       10,000                       10,000     10,000        10,000
12/31/92                      10,020                       10,054     10,233         9,887
12/31/93                      13,045                       13,367     13,282        13,444
12/31/94                      13,794                       14,444     13,626        15,195
12/31/95                      15,591                       16,113     16,653        15,650
12/31/96                      16,507                       17,138     20,246        14,335
12/31/97                      16,926                       17,443     25,063        10,681
12/31/98                      19,976                       20,989     32,213        10,942
6/30/99                       20,991                       21,852     31,482        13,344

--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              KENT INTERNATIONAL           MSCI           MSCI         MSCI
                 GROWTH FUND        EUROPE, AUSTRALIA    EUROPE    PACIFIC RIM
               INVESTMENT CLASS
                    SHARES          AND FAR EAST INDEX    INDEX       INDEX
12/4/92                     10,000              10,000     10,000        10,000
12/31/92                    10,010              10,054     10,233         9,887
12/31/93                    13,006              13,367     13,282        13,444
12/31/94                    13,723              14,444     13,626        15,195
12/31/95                    15,487              16,113     16,653        15,650
12/31/96                    16,350              17,138     20,246        14,335
12/31/97                    16,719              17,443     25,063        10,681
12/31/98                    19,661              20,989     32,213        10,942
6/30/99                     20,627              21,852     31,482        13,344

--------------------------------------------------------------------------------

 The Fund's performance is measured against the Morgan Stanley Capital International Europe, Australia and Far East Index (EAFE), which is an unmanaged index that is comprised of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. The Morgan Stanley Capital International Europe Index and the Morgan Stanley Capital International Pacific Rim Index are unmanaged indices of stocks in their respective regions. Investors are reminded that, while investing globally can be rewarding, investments in foreign securities involve certain risks and considerations in addition to those inherent with investing in U.S. companies, such as currency fluctuations and political instability. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services.

 The Morgan Stanley Capital International (MSCI) indices measure performance for a diverse range of developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East. The foundation of the various MSCI indices is the database of approximately 1,500 companies listed on the stock exchanges of the 24 countries for which there are MSCI national indices. The indices are capitalization weighted. Furthermore, companies included in the indices replicate the industry composition of each local market and, in addition, represent samplings of large-, medium- and small-capitalization companies from each local market, taking into account the stocks' liquidity.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance of each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

 Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

PORTFOLIO
REVIEWS
--------------------------------------------------

KENT INDEX EQUITY FUND
BY BRIAN SMOLINSKI
PORTFOLIO MANAGER

  The six-month period ended June 30, 1999, was characterized by strong performance in the U.S. stock market as the Dow Jones Industrial Average passed the 11,000 mark in May. Undervalued stocks became dominant drivers of the market after many quarters of disappointing performance, with small-company, cyclical and other value stocks surging during the second quarter. Signs of inflation prompted the Federal Reserve to raise the federal funds rate by 25 basis points in June.

  The Institutional and Investment shares of the Kent Index Equity Fund returned 12.23% and 12.09%, respectively, for the six months ended June 30, 1999. The Standard & Poor's 500 Stock Index returned 12.38% during the same period. The best performing sectors during the six-month period were technology (up 24.8%) and basic materials (up 21.8%). LSI Logic (0.06% of the portfolio), a firm that makes circuits and semiconductors for electronic goods, led the best-performing companies (up 186% for the period), followed by telecommunications giant Sprint Corp. (0.22%), up 147%.*

  The Kent Index Equity Fund seeks to replicate the performance of the S&P 500 Index. Despite the recent strong performances by small caps and value-oriented shares, we believe that the large-company shares that make up the index will continue to perform well due to continued economic growth and modest inflation.

--------------------------------------------------

KENT INDEX EQUITY FUND
DISTRIBUTION OF NET ASSETS
AS OF JUNE 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Communication Services        8.4%
Consumer Staples             13.6%
Utilities                     2.6%
Capital Goods                 8.0%
Transportation                0.9%
Energy                        5.6%
Consumer Cyclicals            9.2%
Basic Materials               3.0%
Health                       12.0%
Financials                   16.1%
Technology                   20.6%

---------------------------------------------------------------

--------------------------------------------------------------------------------

 *The Fund's portfolio composition is subject to change.

KENT INDEX EQUITY FUND
AVERAGE ANNUAL RETURNS AS OF JUNE 30, 1999

                            INSTITUTIONAL CLASS     INVESTMENT CLASS
                           (inception: 11/2/92)   (inception: 11/25/92)
-----------------------------------------------------------------------
Six Months*                       12.23%                 12.09%
-----------------------------------------------------------------------
One Year                          22.49%                 22.17%
-----------------------------------------------------------------------
Three Years                       28.55%                 28.21%
-----------------------------------------------------------------------
Five Years                        27.14%                 26.85%
-----------------------------------------------------------------------
Life of Fund                      21.46%                 20.99%
-----------------------------------------------------------------------
*Aggregate Return

GROWTH OF A $10,000 INVESTMENT
                         AS COMPARED WITH THE STANDARD & POOR'S 500 STOCK INDEX

INSTITUTIONAL CLASS SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             KENT INDEX EQUITY FUND    STANDARD & POOR'S 500
               INSTITUTIONAL CLASS
                     SHARES                 STOCK INDEX
11/2/92                        10,000                  10,000
12/31/92                       10,440                  10,472
12/31/93                       11,390                  11,518
12/31/94                       11,488                  11,669
12/31/95                       15,648                  16,036
12/31/96                       19,119                  19,737
12/31/97                       25,342                  26,321
12/31/98                       32,503                  33,886
6/30/99                        36,479                  38,081

--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            KENT INDEX EQUITY FUND   STANDARD & POOR'S 500
            INVESTMENT CLASS SHARES       STOCK INDEX
11/25/92                     10,000                  10,000
12/31/92                     10,185                  10,472
12/31/93                     11,111                  11,518
12/31/94                     11,194                  11,669
12/31/95                     15,199                  16,036
12/31/96                     18,531                  19,737
12/31/97                     24,505                  26,321
12/31/98                     31,347                  33,886
6/30/99                      35,137                  36,840

--------------------------------------------------------------------------------

 The Fund's performance is measured against the Standard & Poor's 500 Stock Index, which is an unmanaged index that generally represents the performance of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

 Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

PORTFOLIO
REVIEWS
--------------------------------------------------

KENT SHORT TERM BOND FUND
BY MITCHELL STAPLEY
PORTFOLIO MANAGER

  Yields on short-term bonds rose throughout the six-month period ended June 30, 1999. Investors worried that the economy's strong growth rate and rising oil prices would lead to inflation, forcing the Federal Reserve Board (the Fed) to aggressively raise interest rates. Those fears caused the yield on two-year Treasury notes to rise from 4.58% at the beginning of the period to 5.50% at the end. The Fed did raise rates by 25 basis points in late June, but that was a smaller increase than many investors had feared.

  During the six-months ended June 30, 1999, the Fund's Institutional and Investment Shares posted total returns of 0.89% and 0.81%, respectively. That compared to a 5.05% return for the Fund's benchmark, the Lehman Brothers 1-to-3-Year Government Bond Index.

VALUE IN HIGH-QUALITY CORPORATE SECURITIES

  During the period, we found attractive investment opportunities in high-quality securities issued by corporations. Such issues offered higher yields than comparable Treasury securities and should provide shareholders with good performance and stability of principal going forward. As a result of that strategy, the Fund's allocation to corporate securities increased from 57% at the beginning of the period to 67% at the end.*

  We extended the Fund's average maturity somewhat, from 2.1 years at the beginning of the period to 2.2 years at the end of the period. That extension reflected our strategy of locking in the higher yields available on longer issues. We maintained a high average credit rating of AA2.*

--------------------------------------------------

KENT SHORT TERM BOND FUND
DISTRIBUTION OF NET ASSETS
AS OF JUNE 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash Equivalents
Net Other Assets
& Liabilities             3.4%
Corporate Notes
& Bonds                  63.6%
U.S. Government &
Agency Issues            33.0%

---------------------------------------------------------------

KENT SHORT TERM BOND FUND
SEC 30-DAY YIELDS
AS OF JUNE 30, 1999

Institutional Class.....................................       5.40%
Investment Class........................................       5.25%

SEC 30-day yield is computed based on net income during the 30-day period ended June 30, 1999. Yield calculations represent past performance and will fluctuate.

Certain fees were waived. Had these waivers not been in effect, the 30-day SEC yields would have been 5.39% for Institutional Shares and 5.14% for Investment Shares.
---------------------------------------------------------------

LOOKING AHEAD

  We expect yields to fall going forward, as the Federal Reserve's recent rate increase and the eight-month-long rise in mortgage rates slow the economy and hold off inflation. We already have seen a slowdown in housing starts and mortgage refinancings, indicating that the rise in mortgage rates has begun to take effect. The Fund's relatively long average maturity and high credit rating position it well for an environment of slower economic growth and falling interest rates.

--------------------------------------------------------------------------------

 *The Fund's portfolio composition is subject to change.

KENT SHORT TERM BOND FUND
AVERAGE ANNUAL RETURNS AS OF JUNE 30, 1999

                                     INSTITUTIONAL CLASS     INVESTMENT CLASS
                                     (inception: 11/2/92)  (inception: 12/4/92)
-------------------------------------------------------------------------------
Six Months*                                 0.89%                 0.81%
-------------------------------------------------------------------------------
One Year                                    4.22%                 4.08%
-------------------------------------------------------------------------------
Three Years                                 5.62%                 5.47%
-------------------------------------------------------------------------------
Five Years                                  5.75%                 5.60%
-------------------------------------------------------------------------------
Life of Fund                                4.94%                 4.80%
-------------------------------------------------------------------------------
*Aggregate Return

GROWTH OF A $10,000 INVESTMENT
           AS COMPARED WITH THE LEHMAN BROTHERS 1-3-YEAR GOVERNMENT BOND INDEX,
                          THE CONSUMER PRICE INDEX AND THE 91-DAY TREASURY BILL

INSTITUTIONAL CLASS SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                KENT SHORT TERM       THE LEHMAN BROTHERS 1-3-YEAR   CONSUMER PRICE INDEX      91-DAY
                   BOND FUND              GOVERNMENT BOND INDEX                             TREASURY BILL
              INSTITUTIONAL CLASS
                     SHARES
11/2/92                       10,000                         10,000                 10,000         10,000
12/31/92                      10,087                         10,078                 10,007         10,052
12/31/93                      10,395                         10,621                 10,282         10,362
12/31/94                      10,502                         10,675                 10,557         10,802
12/31/95                      11,608                         11,832                 10,825         11,423
12/31/96                      12,098                         12,430                 11,185         12,023
12/31/97                      12,875                         13,626                 11,375         12,655
12/31/98                      13,663                         14,517                 11,559         13,295
6/30/99                       13,784                         15,250                 11,721         13,593

--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               KENT SHORT TERM      THE LEHMAN BROTHERS 1-3-YEAR   CONSUMER PRICE INDEX      91-DAY
                  BOND FUND             GOVERNMENT BOND INDEX                             TREASURY BILL
               INVESTMENT CLASS
                    SHARES
12/4/92                     10,000                         10,000                 10,000         10,000
12/31/92                    10,030                         10,078                  9,993         10,027
12/31/93                    10,335                         10,621                 10,268         10,336
12/31/94                    10,439                         10,675                 10,542         10,775
12/31/95                    11,514                         11,832                 10,810         11,395
12/31/96                    11,982                         12,430                 11,169         11,993
12/31/97                    12,732                         13,626                 11,359         12,623
12/31/98                    13,495                         14,517                 11,542         13,262
6/30/99                     13,605                         15,274                 11,704         13,559

--------------------------------------------------------------------------------

 The Fund's performance is measured against the Lehman Brothers 1-3-Year Government Bond Index, which is an unmanaged index comprised of U.S. Treasury issues and publicly issued debt of U.S. Government agencies with maturities of one to three years. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services.

 The 91-day Treasury bill return tracks the investment returns paid on U.S. Treasury bills maturing in 91 days.

 The Consumer Price Index is an unmanaged index measuring price increases in a standardized "market basket" of consumer products. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gains distributions.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

 Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

PORTFOLIO
REVIEWS
--------------------------------------------------

KENT INTERMEDIATE BOND FUND
BY MITCHELL STAPLEY
PORTFOLIO MANAGER

  Yields on intermediate-term bonds rose dramatically during the six-month period ended June 30, 1999. Investors feared that a strong economy and rising oil prices would lead to an increase in inflation, forcing the Federal Reserve Board (the Fed) to raise interest rates. Those fears pushed up the yield on the 10-year Treasury from 4.65% at the beginning of the period to 5.78% at the end of the period. The Fed did raise rates by 25 basis points in late June, but that increase was smaller than many investors had feared.

  The Intermediate Bond Fund's relatively long average maturity hampered performance during the period. That long average maturity allowed the Fund to offer an attractive dividend yield, however. The return on the Fund's Institutional and Investment Shares was -1.68% and -1.70%, respectively, during the six months ended June 30, 1999. That compared to a -0.58% return for the Fund's benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index.

EXTENDING AVERAGE MATURITY

  We bought securities with relatively long maturities during the period to lock in the higher yield that those issues offered. We found many such opportunities in the second half of the period, as yields on intermediate-term bonds rose higher than 5.5%. That strategy increased the Fund's average maturity from 5.5 years at the beginning of the period to 6.2 years at the end of the period.

  We increased the Fund's weighting in corporate bonds from 35% of assets at the beginning of the period to 40% at the end. That increase reflected the attractive opportunities we found in bonds issued by high-quality companies including regional banks, automakers and oil and gas firms. The Fund's average credit rating remained high at AA1, down somewhat from AAA at the beginning of the period. That slight decline reflected the increase in corporate bonds in the portfolio.*

--------------------------------------------------

KENT INTERMEDIATE BOND FUND
DISTRIBUTION OF NET ASSETS
AS OF JUNE 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash Equivalents
Net Other Assets
& Liabilities             2.3%
Corporate Notes
& Bonds                  34.9%
U.S. Government &
Agency Issues            62.8%

---------------------------------------------------------------

KENT INTERMEDIATE BOND FUND
SEC 30-DAY YIELDS
AS OF JUNE 30, 1999

Institutional Class.....................................       5.72%
Investment Class........................................       5.46%

SEC 30-day yield is computed based on net income during the 30-day period ended June 30, 1999. Yield calculations represent past performance and will fluctuate.

Certain fees were waived. Had these waivers not been in effect, the 30-day SEC yields would have been 5.71% for Institutional Shares and 5.45% for Investment Shares.
---------------------------------------------------------------

LOOKING AHEAD

  We expect yields to decline going forward. We have already seen signs that the eight-month-long rise in mortgage rates is slowing the economy. For example, housing starts and mortgage refinancings have lost momentum significantly. Slowing economic activity should prevent inflation from increasing, allowing the Federal Reserve to refrain from aggressively raising rates. We believe that our recent strategy of extending the Fund's average maturity and investing in high-quality corporate bonds has positioned the Fund to perform well in an environment of slower economic growth and falling yields.

--------------------------------------------------------------------------------

 *The Fund's portfolio composition is subject to change.

KENT INTERMEDIATE BOND FUND
AVERAGE ANNUAL RETURNS AS OF JUNE 30, 1999

                                     INSTITUTIONAL CLASS     INVESTMENT CLASS
                                                               (inception:
                                     (inception: 11/2/92)       11/25/92)
-------------------------------------------------------------------------------
Six Months*                                 -1.68%                -1.70%
-------------------------------------------------------------------------------
One Year                                    2.28%                 2.14%
-------------------------------------------------------------------------------
Three Years                                 5.94%                 5.71%
-------------------------------------------------------------------------------
Five Years                                  6.52%                 6.30%
-------------------------------------------------------------------------------
Life of Fund                                5.69%                 5.46%
-------------------------------------------------------------------------------
*Aggregate Returns

GROWTH OF A $10,000 INVESTMENT
    AS COMPARED WITH THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND
                                                                          INDEX

INSTITUTIONAL CLASS SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               KENT INTERMEDIATE      THE LEHMAN BROTHERS INTERMEDIATE
                   BOND FUND                GOVERNMENT/CORPORATE
              INSTITUTIONAL CLASS
                     SHARES                      BOND INDEX
11/2/92                       10,000                             10,000
12/31/92                      10,125                             10,095
12/31/93                      10,934                             10,976
12/31/94                      10,585                             10,762
12/31/95                      12,298                             12,410
12/31/96                      12,667                             12,913
12/31/97                      13,655                             13,929
12/31/98                      14,699                             15,105
6/30/99                       14,452                             15,017

--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              KENT INTERMEDIATE     THE LEHMAN BROTHERS INTERMEDIATE
                  BOND FUND               GOVERNMENT/CORPORATE
               INVESTMENT CLASS
                    SHARES                     BOND INDEX
11/25/92                    10,000                             10,000
12/31/92                    10,050                             10,134
12/31/93                    10,873                             11,018
12/31/94                    10,545                             10,803
12/31/95                    12,207                             12,457
12/31/96                    12,544                             12,962
12/31/97                    13,500                             13,982
12/31/98                    14,448                             15,162
6/30/99                     14,203                             15,074

--------------------------------------------------------------------------------

 The Fund's performance is measured against the Lehman Brothers Intermediate Government/Corporate Bond Index, which is an unmanaged index comprised of U.S. Treasury issues, publicly issued debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, nonconvertible, investment-grade, dollar-denominated, SEC-registered corporate debt. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

 Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

PORTFOLIO
REVIEWS
--------------------------------------------------

KENT INCOME FUND
BY MITCHELL STAPLEY
PORTFOLIO MANAGER

  Yields on long-term bonds increased throughout the six-month period ended June 30, 1999, as investors sold bonds due to fears of rising inflation. Those concerns were driven by strong domestic growth and rising oil prices. The Federal Reserve Board responded to signs of inflation by raising the federal funds rate by 25 basis points in late June. A heavy supply of corporate securities caused their yields to rise even more than yields on Treasury securities. The yield on the 30-year Treasury began the period at 5.10% and finished the period at 5.97%.

  The Fund's Institutional and Investment Shares posted returns of -3.62% and -3.75%, respectively, for the six months ended June 30, 1999. That compares to a -5.95% return for the Lehman Brothers Long Government/Corporate Bond Index. The Fund's relatively long average maturity hurt its performance during the period.

EXTENDING AVERAGE MATURITY

  During the second half of the period, we extended the Fund's average maturity to take advantage of the higher yields offered by longer dated issues. That strategy allowed us to increase the Fund's dividend yield. The Fund began the period with an average maturity of 10.8 years and ended the period with an average maturity of 11.5 years.

  The rise in yields throughout the period led to good buying opportunities among high-quality corporate bonds. In particular, we bought securities issued by regional banks, automakers and oil and gas producers. We concentrated on bonds issued by high-quality companies that we felt would hold up well in an economic downturn. That high-quality approach improved the Fund's credit rating from AA2 to AA1 during the period.

--------------------------------------------------

KENT INCOME FUND
DISTRIBUTION OF NET ASSETS
AS OF JUNE 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash Equivalents
Net Other Assets
& Liabilities             0.7%
Corporate Notes
& Bonds                  48.3%
U.S. Government &
Agency Issues            51.0%

---------------------------------------------------------------

KENT INCOME FUND
SEC 30-DAY YIELD
AS OF JUNE 30, 1999

Institutional Class....................................       6.14%
Investment Class.......................................       5.89%

SEC 30-day yield is computed based on net income during the 30-day period ended June 30, 1999. Yield calculations represent past performance and will fluctuate.

Certain fees were waived. Had these waivers not been in effect, the 30-day SEC yields would have been 6.13% for Institutional Shares and 5.88% for Investment Shares.
---------------------------------------------------------------

GOING FORWARD

  We expect yields to decrease over the coming months. We already are seeing signs that the eight-month-long rise in mortgage rates is slowing the economy; for example, new housing starts and mortgage refinancings have decreased. Such signs indicate a slowing economy, which would make an increase in inflation less likely. We believe that our strategy during the past three months of buying high-quality corporate bonds with relatively long maturities has positioned the Fund well for an environment of slower growth and falling interest rates.*

--------------------------------------------------------------------------------

 *The Fund's portfolio composition is subject to change.

KENT INCOME FUND
AVERAGE ANNUAL RETURNS AS OF JUNE 30, 1999

                                     INSTITUTIONAL CLASS     INVESTMENT CLASS
                                     (inception: 3/20/95)  (inception: 3/22/95)
-------------------------------------------------------------------------------
Six Months*                                 -3.62%                -3.75%
-------------------------------------------------------------------------------
One Year                                    1.14%                 0.89%
-------------------------------------------------------------------------------
Three Years                                 7.08%                 6.87%
-------------------------------------------------------------------------------
Life of Fund                                7.35%                 7.08%
-------------------------------------------------------------------------------
*Aggregate Return

GROWTH OF A $10,000 INVESTMENT
           AS COMPARED WITH THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX
                   AND THE LEHMAN BROTHERS LONG GOVERNMENT/CORPORATE BOND INDEX

INSTITUTIONAL CLASS SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                KENT INCOME FUND       THE LEHMAN BROTHERS     THE LEHMAN BROTHERS LONG
              INSTITUTIONAL CLASS
                     SHARES            GOVERNMENT/CORPORATE      GOVERNMENT/CORPORATE
                                            BOND INDEX                BOND INDEX
3/20/95                       10,000                  10,000                      10,000
12/31/95                      11,506                  11,358                      12,190
12/31/96                      11,643                  11,688                      12,207
12/31/97                      12,828                  12,871                      13,979
12/31/98                      14,063                  14,043                      15,624
6/30/99                       13,553                  13,723                      14,694

--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               KENT INCOME FUND      THE LEHMAN BROTHERS     THE LEHMAN BROTHERS LONG
               INVESTMENT CLASS
                    SHARES           GOVERNMENT/CORPORATE      GOVERNMENT/CORPORATE
                                          BOND INDEX                BOND INDEX
3/22/95                     10,000                  10,000                      10,000
12/31/95                    11,464                  11,358                      12,190
12/31/96                    11,597                  11,688                      12,207
12/31/97                    12,779                  12,871                      13,979
12/31/98                    13,933                  14,043                      15,624
6/30/99                     13,411                  13,723                      14,694

--------------------------------------------------------------------------------

 The Fund's performance is measured against the Lehman Brothers Government/Corporate Bond Index and Lehman Brothers Long Government/Corporate Bond Index which are unmanaged indices comprised of U.S. Treasury issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, nonconvertible investment-grade, dollar-denominated, SEC-registered corporate debt. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

 Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

PORTFOLIO
REVIEWS
--------------------------------------------------

KENT INTERMEDIATE TAX-FREE FUND+
BY MICHAEL MARTIN
PORTFOLIO MANAGER

  The six-month period ended June 30, 1999, was characterized by rising interest rates across the bond market. The increase in interest rates was brought on by concerns that stronger-than-expected economic growth in the United States and strengthening foreign economies would send inflation higher and force the Federal Reserve to boost short-term rates. In fact, the Fed did raise rates at the end of June in an effort to ward off any inflationary pressures.
  Intermediate-term municipal securities outperformed comparable Treasury securities during the period. The yield on the 10-year AAA-rated general obligation municipal security rose by 70 basis points, versus a 114 basis point increase in the 10-year Treasury yield. The ratio of the 10-year AAA-rated general obligation bond yield to the 10-year Treasury's yield fell from 88.3% in January to 82.7% by the end of June.*
  Municipal securities typically are less volatile than Treasury securities and, therefore, tend to perform relatively well in an environment of rising interest rates. During the period, lower supply in the municipal market also helped support municipal bond prices as municipalities issue fewer new securities in a rising rates environment. As a result, new issuance during the first six months of 1999 fell 23% compared to the first half of 1998 (a period when new issuance was near record levels).
  For the six months ended June 30, 1999, the Fund's Institutional and Investment Shares delivered total returns of -1.14% and -1.17%, respectively. That compares to a 0.67% return for the Fund's benchmark, the Lehman Brothers Three-Year General Obligation Municipal Bond Index.

MANAGING AVERAGE MATURITY

  The Fund's target average maturity is currently 7.50 years. The average maturity of the Fund stood at 7.12 years at the end of June, up from 6.94 years on January 1, 1999. We are in the process of extending the Fund's average maturity, given the recent backup in municipal yields, in order to capture additional yield for shareholders. We implemented the longer average maturity strategy by purchasing issues such as Massachusetts State Port Authority bonds with a 5.00% coupon due in 2028 (1.09%). The Fund maintained its strong average credit quality, as we saw few opportunities to purchase lower-quality issues at attractive prices.*

--------------------------------------------------

KENT INTERMEDIATE TAX-FREE FUND
DISTRIBUTION OF NET ASSETS
AS OF JUNE 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

North Central       37.4%
South               26.1%
Pacific             17.2%
Mountain             3.6%
Other                3.1%
East                12.6%

---------------------------------------------------------------

KENT INTERMEDIATE TAX-FREE FUND
SEC 30-DAY YIELDS
AS OF JUNE 30, 1999

Institutional Class.....................................       3.75%
Investment Class........................................       3.49%

SEC 30-day yield is computed based on net income during the 30-day period ended June 30, 1999. Yield calculations represent past performance and will fluctuate.

Certain fees were waived. Had these waivers not been in effect, the 30-day SEC yields would have been 3.74% for Institutional Shares and 3.48% for Investment Shares.
---------------------------------------------------------------

THE OUTLOOK

  We believe that inflation will remain in check during the coming months, as the economy's growth rate slows. That environment will help to make bonds an attractive investment option going forward, even though municipal bond investors continue to be distracted by the strong equity market. We expect to maintain the Fund's relatively long average maturity, and possibly extend it further to capture yield for shareholders if rates continue to rise. We also will maintain the Fund's high-quality orientation, as the extra yield on lower-quality bonds is not enough to justify taking on the additional risk in such securities.

--------------------------------------------------------------------------------

 +The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

 *The Fund's portfolio composition is subject to change.

KENT INTERMEDIATE TAX-FREE FUND
AVERAGE ANNUAL RETURNS AS OF JUNE 30, 1999

                                     INSTITUTIONAL CLASS     INVESTMENT CLASS
                                         (inception:           (inception:
                                          12/16/92)             12/18/92)
-------------------------------------------------------------------------------
Six Months*                                 -1.14%                -1.17%
-------------------------------------------------------------------------------
One Year                                    2.28%                 2.03%
-------------------------------------------------------------------------------
Three Years                                 5.01%                 4.78%
-------------------------------------------------------------------------------
Five Years                                  5.45%                 5.23%
-------------------------------------------------------------------------------
Life of Fund                                5.02%                 4.83%
-------------------------------------------------------------------------------
*Aggregate Return

GROWTH OF A $10,000 INVESTMENT
   AS COMPARED WITH THE LEHMAN BROTHERS THREE-YEAR GENERAL OBLIGATION MUNICIPAL
                                                                     BOND INDEX
      AND THE LEHMAN BROTHERS FIVE-YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX

INSTITUTIONAL CLASS SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             KENT INTERMEDIATE TAX-   THE LEHMAN BROTHERS THREE-   THE LEHMAN BROTHERS FIVE-
                   FREE FUND            YEAR GENERAL OBLIGATION     YEAR GENERAL OBLIGATION
              INSTITUTIONAL CLASS
                     SHARES              MUNICIPAL BOND INDEX         MUNICIPAL BOND INDEX
12/16/92                      10,000                       10,000                      10,000
12/31/92                      10,060                       10,300                      10,500
12/31/93                      10,895                       10,673                      10,930
12/31/94                      10,567                       10,755                      10,779
12/31/95                      11,941                       11,705                      12,032
12/31/96                      12,349                       12,243                      12,589
12/31/97                      13,222                       12,905                      13,406
12/31/98                      13,929                       13,572                      13,521
6/30/99                       13,771                       13,663                      13,502

--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            KENT INTERMEDIATE TAX-  THE LEHMAN BROTHERS THREE-   THE LEHMAN BROTHERS FIVE-
                  FREE FUND           YEAR GENERAL OBLIGATION     YEAR GENERAL OBLIGATION
               INVESTMENT CLASS
                    SHARES             MUNICIPAL BOND INDEX         MUNICIPAL BOND INDEX
12/18/92                    10,000                       10,000                      10,000
12/31/92                    10,040                       10,200                      10,600
12/31/93                    10,873                       10,673                      10,930
12/31/94                    10,543                       10,755                      10,779
12/31/95                    11,889                       11,705                      12,032
12/31/96                    12,266                       12,243                      12,581
12/31/97                    13,100                       12,905                      13,406
12/31/98                    13,765                       13,572                      13,521
6/30/99                     13,605                       13,663                      13,502

--------------------------------------------------------------------------------

 The Fund's performance is measured against the Lehman Brothers Three-Year General Obligation Municipal Bond Index and the Lehman Brothers Five-Year General Obligation Municipal Bond Index, both of which are unmanaged indices comprised of debt instruments issued by municipalities. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

 Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

PORTFOLIO
REVIEWS
--------------------------------------------------

KENT TAX-FREE INCOME FUND+
BY MICHAEL MARTIN
PORTFOLIO MANAGER

  Interest rates rose throughout the bond market during the six-month period ended June 30, 1999. That increase reflected investor concerns that strong domestic growth and signs of recovery in battered overseas economies would force the Federal Reserve Board (the Fed) to raise short-term interest rates to slow the economy's growth rate. In fact, the Fed eventually did raise rates by 25 basis points late in the period in an attempt to avoid a resurgence in inflation pressures.

MUNICIPALS OUTPERFORMED TREASURIES

  Municipal bonds outperformed Treasury securities in that environment. The yield on a 30-year AAA-rated general obligation municipal security rose 39 basis points, from 4.94% on January 1 to 5.33% by the end of June. That compares to an 87 basis point rise in the 30-year Treasury bond yield during that same time. Likewise, the ratio of the yield on a 30-year AAA-rated general obligation municipal security to the yield on a comparable Treasury ended the period at 89.2%, down from 97.4% in January.*

  Several factors helped municipal bonds outperform Treasury securities. For one, municipal securities typically are less volatile than Treasuries and, therefore, tend to perform relatively well in an environment of rising interest rates. Municipal bonds also benefited from a much lower level of supply than in 1998, due in part to the fact that rising rates caused municipalities to issue fewer new bonds. For example, new issuance of municipal securities during the first six months of 1999 fell 23% compared to the same period in 1998.

  The Fund's Institutional and Investment Shares posted total returns of -1.80% and -1.82%, respectively, for the six months through June 30, 1999. That compares to a -0.89% total return for the Lehman Brothers Municipal Bond Index.

MANAGING THE FUND

  We took advantage of the increase in municipal yields to extend the Fund's average maturity from 10.8 years in January to 12.2 years by the end of June. That approach allowed the Fund to capture attractive levels of current income for shareholders. We extended the Fund's average maturity by purchasing longer-term bonds such as New York City Transitional Finance Authority bonds with a 5.00% coupon, due in 2029 (2.46%).

--------------------------------------------------

KENT TAX-FREE INCOME FUND
DISTRIBUTION OF NET ASSETS
AS OF JUNE 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

North Central       38.3%
South               11.7%
Pacific             16.7%
Mountain            14.8%
Other                3.9%
East                14.6%

---------------------------------------------------------------

KENT TAX-FREE INCOME FUND
SEC 30-DAY YIELDS
AS OF JUNE 30, 1999

Institutional Class.....................................       4.12%
Investment Class........................................       3.87%

SEC 30-day yield is computed based on net income during the 30-day period ended June 30, 1999. Yield calculations represent past performance and will fluctuate.

Certain fees were waived. Had these waivers not been in effect, the 30-day SEC yields would have been 4.11% for Institutional Shares and 3.86% for Investment Shares.
---------------------------------------------------------------

  We maintained the Fund's high average credit rating of AA during the six months ended June 30, 1999. The reason is that we believe the additional yield available on lower-rated securities was not sufficient to compensate for the increased risk such issues carry.*

LOOKING AHEAD

  The municipal market still faces stiff competition from the robust equity market. We believe that the economy's growth rate will slow and inflation will remain tame during the second half of 1999, making municipal bonds an attractive option for investors. Given that perspective, we have positioned the Fund with an average maturity that is slightly longer than that of its benchmark index, and we will take advantage of any additional rise in yields to increase the average maturity further. We also will continue to favor bonds with strong credit ratings.

--------------------------------------------------------------------------------

 +The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

 *The Fund's portfolio composition is subject to change.

KENT TAX-FREE INCOME FUND
AVERAGE ANNUAL RETURNS AS OF JUNE 30, 1999

                                     INSTITUTIONAL CLASS     INVESTMENT CLASS
                                     (inception: 3/20/95)  (inception: 3/31/95)
-------------------------------------------------------------------------------
Six Months*                                 -1.80%                -1.82%
-------------------------------------------------------------------------------
One Year                                    1.77%                 1.60%
-------------------------------------------------------------------------------
Three Years                                 5.64%                 5.40%
-------------------------------------------------------------------------------
Life of Fund                                5.78%                 5.54%
-------------------------------------------------------------------------------
*Aggregate Returns

GROWTH OF A $10,000 INVESTMENT
                      AS COMPARED WITH THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

INSTITUTIONAL CLASS SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             KENT TAX-FREE INCOME
              FUND INSTITUTIONAL
                     CLASS           THE LEHMAN BROTHERS MUNICIPAL
                    SHARES                     BOND INDEX
3/20/95                      10,000                          10,000
12/31/95                     10,860                          10,971
12/31/96                     11,290                          11,457
12/31/97                     12,261                          12,511
12/31/98                     12,957                          13,242
6/30/99                      12,724                          13,124

--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             KENT TAX-FREE INCOME
            FUND INVESTMENT CLASS   THE LEHMAN BROTHERS MUNICIPAL
                    SHARES                    BOND INDEX
3/31/95                     10,000                          10,000
12/31/95                    10,834                          10,971
12/31/96                    11,217                          11,457
12/31/97                    12,150                          12,511
12/31/98                    12,809                          13,242
6/30/99                     12,575                          13,124

--------------------------------------------------------------------------------

 The Fund's performance is measured against the Lehman Brothers Municipal Bond Index, which is an unmanaged index comprised of general obligation municipal debt instruments. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

 Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

PORTFOLIO
REVIEWS
--------------------------------------------------

KENT MICHIGAN MUNICIPAL BOND FUND+
BY MICHAEL MARTIN
PORTFOLIO MANAGER

  Interest rates rose throughout the six-month period ended June 30, 1999. This environment developed as strong domestic growth and signs of recovery from in overseas economies caused concerns that the Federal Reserve Board (the Fed) would raise rates to slow the economy and head off inflation. The Fed eventually did raise rates by 25 basis points in late June.

  Municipal bonds outperformed Treasury securities during the period, due in large part to the low supply of municipal issues. For example, new issuance of municipal bonds in Michigan during the first half of 1999 was down 41% compared to the same period in 1998. The yield on the five-year AAA-rated general obligation municipal security rose 58 basis points during the period, from 3.75% in January to 4.33% by the end of June. That increase compares to a 111 basis point rise in the five-year Treasury bond yield. The ratio of the yield on the five-year AAA-rated general obligation municipal security to the yield on the five-year Treasury began the period at 82.6% and fell to 76.5% by the end of June.*

  The Fund's Institutional and Investment Shares delivered total returns of -0.07% and -0.15%, respectively, during the six-month period ended June 30, 1999. The Fund's benchmark, the Lehman Brothers Three-Year General Obligation Index, posted a total return of 0.67% during that period.

MANAGING THE FUND

  As always, we looked for opportunities to increase the Fund's overall yield while maintaining the portfolio's high credit quality. We pursued that strategy during the period by purchasing bonds such as Bishop International Airport Authority with a 4.88% coupon due in 2001, and Michigan State Hospital Finance Authority for Memorial Healthcare with a 4.40% coupon due in 2001 (0.31%). The Fund's average maturity ended the period at 3.92 years, down slightly from 4.10 years on January 1, 1999. We are in the process of extending the Fund's average maturity to 4.15 years given the recent backup in yields.*

--------------------------------------------------

KENT MICHIGAN MUNICIPAL BOND FUND
DISTRIBUTION OF NET ASSETS
AS OF JUNE 30, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash Equivalents
Net Other Assets
& Liabilities           10.31%
Municipal
Securities              89.69%

---------------------------------------------------------------

KENT MICHIGAN MUNICIPAL BOND FUND
SEC 30-DAY YIELD
AS OF JUNE 30, 1999

Institutional Class.....................................       4.00%
Investment Class........................................       3.85%

SEC 30-day yield is computed based on net income during the 30-day period ended June 30, 1999. Yield calculations represent past performance and will fluctuate.

Certain fees were waived. Had these waivers not been in effect, the 30-day SEC yields would have been 3.99% for Institutional Shares and 3.74% for Investment Shares.
---------------------------------------------------------------

GOING FORWARD

  Michigan's economy continues to benefit from the strong fundamentals enjoyed by the overall U.S. economy. The state's unemployment rate is 3.8%, which is below the national average. Going forward, Michigan's unemployment rate should fall modestly, while personal income is expected to grow at a strong 3.8% annualized rate. The market should benefit from low inflation. We will continue to look for attractive investments in a variety of sectors, and take advantage of opportunities to boost the Fund's yield without compromising the portfolio's high credit quality.

--------------------------------------------------------------------------------

 +The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

 *The Fund's portfolio composition is subject to change.

KENT MICHIGAN MUNICIPAL BOND FUND
AVERAGE ANNUAL RETURNS AS OF JUNE 30, 1999

                                     INSTITUTIONAL CLASS     INVESTMENT CLASS
                                     (inception: 5/3/93)   (inception: 5/11/93)
-------------------------------------------------------------------------------
Six Months*                                 -0.07%                -0.15%
-------------------------------------------------------------------------------
One Year                                    2.80%                 2.66%
-------------------------------------------------------------------------------
Three Years                                 4.34%                 4.19%
-------------------------------------------------------------------------------
Five Years                                  4.45%                 4.32%
-------------------------------------------------------------------------------
Life of Fund                                4.08%                 3.91%
-------------------------------------------------------------------------------
*Aggregate Return

GROWTH OF A $10,000 INVESTMENT
             AS COMPARED WITH THE LEHMAN BROTHERS THREE-YEAR GENERAL OBLIGATION
                                                           MUNICIPAL BOND INDEX

INSTITUTIONAL CLASS SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 KENT MICHIGAN        THE LEHMAN BROTHERS THREE-
              MUNICIPAL BOND FUND       YEAR GENERAL OBLIGATION
              INSTITUTIONAL CLASS
                     SHARES              MUNICIPAL BOND INDEX
5/3/93                        10,000                       10,000
12/31/93                      10,300                       10,311
12/31/94                      10,340                       10,390
12/31/95                      11,190                       11,308
12/31/96                      11,580                       11,828
12/31/97                      12,222                       12,468
12/31/98                      12,802                       13,113
6/30/99                       12,793                       13,201

--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                KENT MICHIGAN       THE LEHMAN BROTHERS THREE-
             MUNICIPAL BOND FUND      YEAR GENERAL OBLIGATION
               INVESTMENT CLASS
                    SHARES             MUNICIPAL BOND INDEX
5/11/93                     10,000                       10,000
12/31/93                    10,285                       10,311
12/31/94                    10,301                       10,390
12/31/95                    11,126                       11,308
12/31/96                    11,500                       11,828
12/31/97                    12,119                       12,468
12/31/98                    12,676                       13,113
6/30/99                     12,657                       13,201

--------------------------------------------------------------------------------

 The Fund's performance is measured against the Lehman Brothers Three-Year General Obligation Municipal Bond Index, which is an unmanaged index comprised of debt instruments issued by municipalities. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does not reflect the deduction of fees for these value-added services.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

 Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

                   Kent Funds
                                    GROWTH AND INCOME FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    JUNE 30, 1999 (UNAUDITED)

                            SECURITY                      MARKET
  SHARES                  DESCRIPTION                     VALUE
----------  ----------------------------------------  --------------
COMMON STOCKS (92.6%):
            ADVERTISING (0.1%):
    14,900  Interpublic Group Cos., Inc.............  $    1,290,713
            AEROSPACE & DEFENSE (0.7%):
    84,000  Boeing Co...............................       3,711,750
    32,400  Lockheed Martin Corp....................       1,206,900
    29,900  Raytheon Co., Class B...................       2,104,213
                                                      --------------
                                                           7,022,863
                                                      --------------
            APPLIANCES & HOUSEHOLD PRODUCTS (0.2%):
    24,600  Maytag Corp.............................       1,714,313
                                                      --------------
            AUTO/TRUCK -- ORIGINAL EQUIPMENT (0.2%):
    20,750  Dana Corp...............................         955,796
    45,640  Delphi Automotive Systems Corp..........         847,193
                                                      --------------
                                                           1,802,989
                                                      --------------
            AUTO/TRUCK -- REPLACEMENT EQUIPMENT (0.1%):
    26,700  Genuine Parts Co........................         934,500
                                                      --------------
            AUTOMOTIVE (1.1%):
   115,400  Ford Motor Co...........................       6,512,888
    65,300  General Motors Corp.....................       4,309,800
                                                      --------------
                                                          10,822,688
                                                      --------------
            BANKS -- MAJOR REGIONAL (4.2%):
    73,000  Bank of New York Co., Inc...............       2,678,188
   122,946  Bank One Corp...........................       7,322,970
    32,500  BankBoston Corp.........................       1,661,563
    13,500  Comerica, Inc...........................         802,406
    93,000  First Union Corp........................       4,370,999
    49,700  Fleet Financial Group, Inc..............       2,205,438
    37,500  KeyCorp.................................       1,204,688
    58,800  Mellon Bank Corp........................       2,138,850
    28,900  National City Corp......................       1,892,950
    20,200  Northern Trust Corp.....................       1,959,400
    40,200  PNC Bank Corp. (c)......................       2,316,525
    40,200  SunTrust Banks, Inc.....................       2,791,388
    66,200  U.S. Bancorp............................       2,250,800
    26,500  Wachovia Corp. (c)......................       2,267,406
   158,200  Wells Fargo Co..........................       6,763,049
                                                      --------------
                                                          42,626,620
                                                      --------------
            BANKS -- MIDWEST (0.2%):
    24,100  Fifth Third Bancorp.....................       1,604,156
                                                      --------------
            BANKS -- MONEY CENTER (2.1%):
   154,100  Bank Of America Corp....................      11,297,455
    83,900  Chase Manhattan Corp....................       7,267,838
    15,900  J.P. Morgan & Co., Inc..................       2,233,950
                                                      --------------
                                                          20,799,243
                                                      --------------
            BANKS -- NORTHEAST (0.1%):
    17,200  State Street Corp.......................       1,468,450
                                                      --------------
            BEVERAGES -- ALCOHOLIC (0.3%):
    44,700  Anheuser-Busch Co., Inc.................       3,170,906
                                                      --------------

                            SECURITY                      MARKET
  SHARES                  DESCRIPTION                     VALUE
----------  ----------------------------------------  --------------
COMMON STOCKS (CONTINUED)
            BEVERAGES -- SOFT DRINKS (1.8%):
   207,200  Coca-Cola Co............................  $   12,950,000
   127,800  PepsiCo, Inc............................       4,944,263
                                                      --------------
                                                          17,894,263
                                                      --------------
            BROADCASTING/CABLE (0.8%):
    21,250  Clear Channel Communications, Inc.*.....       1,464,922
    66,700  Comcast Corp., Special Class A..........       2,563,781
    57,000  MediaOne Group, Inc.*...................       4,239,375
                                                      --------------
                                                           8,268,078
                                                      --------------
            BUILDING & CONSTRUCTION -- MISCELLANEOUS (0.2%):
    59,300  Masco Corp..............................       1,712,288
                                                      --------------
            BUILDING PRODUCTS -- RETAIL/WHOLESALE (1.0%):
   130,800  Home Depot, Inc.........................       8,428,425
    32,800  Lowe's Cos., Inc........................       1,859,350
                                                      --------------
                                                          10,287,775
                                                      --------------
            BUILDING PRODUCTS -- WOOD (0.1%):
    18,200  Weyerhaeuser Co.........................       1,251,250
                                                      --------------
            CHEMICALS -- DIVERSIFIED (1.4%):
    25,400  Dow Chemical Co.........................       3,222,625
    94,900  E.I. du Pont de Nemours & Co............       6,482,856
    21,450  Hercules, Inc...........................         843,253
    35,100  PPG Industries, Inc.....................       2,073,094
    22,500  Union Carbide Corp......................       1,096,875
                                                      --------------
                                                          13,718,703
                                                      --------------
            CHEMICALS -- SPECIALTY (0.3%):
    24,300  Great Lakes Chemical Corp...............       1,119,319
    26,100  Nalco Chemical Co.......................       1,353,937
    19,800  Sigma-Aldrich Corp......................         681,863
                                                      --------------
                                                           3,155,119
                                                      --------------
            COMMERCIAL SERVICES (0.2%):
    75,000  Cendant Corp.*..........................       1,537,500
                                                      --------------
            COMPUTER SOFTWARE (4.7%):
    57,300  Computer Associates International,             3,151,500
            Inc.....................................
   446,000  Microsoft Corp.*........................      40,223,624
   121,500  Oracle Corp.*...........................       4,510,688
                                                      --------------
                                                          47,885,812
                                                      --------------
            COMPUTERS -- LOCAL AREA NETWORK (1.9%):
    29,650  3Com Corp.*.............................         791,284
   289,800  Cisco Systems, Inc.*....................      18,637,763
                                                      --------------
                                                          19,429,047
                                                      --------------
            COMPUTERS -- MAINFRAME (2.4%):
   182,600  IBM Corp................................      23,601,049
                                                      --------------
            COMPUTERS -- MEMORY DEVICES (0.4%):
    66,000  EMC Corp.*..............................       3,630,000
    29,000  Seagate Technology, Inc.*...............         743,125
                                                      --------------
                                                           4,373,125
                                                      --------------

                                   CONTINUED

                   Kent Funds
                                    GROWTH AND INCOME FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                            SECURITY                      MARKET
  SHARES                  DESCRIPTION                     VALUE
----------  ----------------------------------------  --------------
COMMON STOCKS (CONTINUED)
            COMPUTERS -- MICRO (1.2%):
   153,074  Compaq Computer Corp....................  $    3,625,940
   215,000  Dell Computer Corp.*....................       7,955,000
                                                      --------------
                                                          11,580,940
                                                      --------------
            COMPUTERS -- MINI (1.5%):
   102,000  Hewlett-Packard Co......................      10,251,000
    64,400  Sun Microsystems, Inc.*.................       4,435,550
                                                      --------------
                                                          14,686,550
                                                      --------------
            COMPUTERS -- SERVICES (0.8%):
   104,440  Automatic Data Processing, Inc..........       4,595,360
    14,500  Computer Sciences Corp.*................       1,003,219
    40,300  First Data Corp.........................       1,972,181
                                                      --------------
                                                           7,570,760
                                                      --------------
            CONTAINERS & PACKAGING (0.1%):
    19,500  Owens-Illinois, Inc.*...................         637,406
                                                      --------------
            COSMETICS & TOILETRIES (0.8%):
    24,120  Alberto-Culver Co., Class B.............         642,195
   105,412  Gillette Co.............................       4,321,892
    51,800  Kimberly-Clark Corp.....................       2,952,600
                                                      --------------
                                                           7,916,687
                                                      --------------
            DIVERSIFIED (4.8%):
    51,700  Allied Signal, Inc......................       3,257,100
   299,000  General Electric Co. (b)................      33,786,999
    18,700  Johnson Controls, Inc...................       1,296,144
    34,800  Minnesota Mining & Manufacturing Co.....       3,025,425
    44,300  Seagram Co., Ltd........................       2,231,613
    23,600  Tenneco, Inc............................         563,450
    19,700  Textron, Inc............................       1,621,556
    44,000  United Technologies Corp................       3,154,250
                                                      --------------
                                                          48,936,537
                                                      --------------
            ELECTRICAL COMPONENTS -- SEMICONDUCTORS (2.7%):
    31,700  Applied Materials, Inc.*................       2,341,838
   286,000  Intel Corp..............................      17,016,999
    18,500  Micron Technology, Inc.* (c)............         745,781
    28,700  Rockwell International Corp.............       1,743,525
    37,100  Texas Instruments, Inc..................       5,379,500
                                                      --------------
                                                          27,227,643
                                                      --------------
            ELECTRONIC -- CONNECTORS (0.0%):
     8,600  Thomas & Betts Corp.....................         406,350
                                                      --------------
            ELECTRONIC MEASURING EQUIPMENT (0.0%):
    14,800  Tektronix, Inc. (c).....................         446,775
                                                      --------------
            FINANCE (0.5%):
    60,414  Associates First Capital Corp., Class          2,677,095
            A.......................................
    62,516  Washington Mutual, Inc..................       2,211,504
                                                      --------------
                                                           4,888,599
                                                      --------------
            FINANCIAL -- CONSUMER LOANS (0.2%):
    44,800  Household International, Inc............       2,122,400
                                                      --------------

                            SECURITY                      MARKET
  SHARES                  DESCRIPTION                     VALUE
----------  ----------------------------------------  --------------
COMMON STOCKS (CONTINUED)
            FINANCIAL -- INVESTMENT BANKERS (0.4%):
    45,700  Merrill Lynch & Co., Inc................  $    3,653,144
                                                      --------------
            FINANCIAL -- MISCELLANEOUS SERVICES (1.3%):
    44,650  American Express Co.....................       5,810,081
    71,200  Morgan Stanley, Dean Witter & Co........       7,298,000
                                                      --------------
                                                          13,108,081
                                                      --------------
            FINANCIAL -- MORTGAGE & RELATED SERVICES (1.1%):
   108,050  Fannie Mae..............................       7,387,919
    61,600  Freddie Mac.............................       3,572,800
                                                      --------------
                                                          10,960,719
                                                      --------------
            FINANCIAL SERVICES -- DIVERSIFIED (1.5%):
   322,725  Citigroup, Inc..........................      15,329,438
                                                      --------------
            FOOD -- CANNED (0.4%):
    46,100  Campbell Soup Co........................       2,068,738
    44,491  H.J. Heinz Co...........................       2,230,111
                                                      --------------
                                                           4,298,849
                                                      --------------
            FOOD -- DIVERSIFIED (1.4%):
    26,000  Bestfoods...............................       1,287,000
    67,100  ConAgra, Inc............................       1,786,538
    22,400  General Mills, Inc......................       1,800,400
    36,900  Kellogg Co. (c).........................       1,217,700
    19,600  Quaker Oats Co..........................       1,300,950
    30,100  Ralston Purina Group....................         916,169
    88,900  Sara Lee Corp...........................       2,016,919
    53,750  Unilever NV.............................       3,749,062
                                                      --------------
                                                          14,074,738
                                                      --------------
            FOOD ITEMS -- WHOLESALE (0.1%):
    46,400  Supervalu, Inc..........................       1,191,900
                                                      --------------
            FOOD PRODUCTS (0.2%):
    42,000  Safeway Inc.*...........................       2,079,000
                                                      --------------
            HEALTH CARE (0.1%):
    24,000  McKesson HBOC, Inc......................         771,000
                                                      --------------
            HOME DECORATION PRODUCTS (0.2%):
    40,500  Newell Rubbermaid Inc. (c)..............       1,883,250
                                                      --------------
            HOTELS & LODGING (0.2%):
    41,500  Marriott International, Inc., Class A...       1,551,063
                                                      --------------
            INSTRUMENTS -- CONTROL (0.2%):
    20,150  Honeywell, Inc..........................       2,334,881
                                                      --------------
            INSURANCE -- ACCIDENT & HEALTH (0.1%):
    31,650  Aon Corp................................       1,305,563
                                                      --------------
            INSURANCE -- BROKERS (0.3%):
    33,600  Marsh & McLennan Cos., Inc..............       2,536,800
                                                      --------------
            INSURANCE -- LIFE (0.6%):
    31,600  American General Corp...................       2,381,849
    43,000  Conseco, Inc............................       1,308,813

                                   CONTINUED

                   Kent Funds
                                    GROWTH AND INCOME FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                            SECURITY                      MARKET
  SHARES                  DESCRIPTION                     VALUE
----------  ----------------------------------------  --------------
COMMON STOCKS (CONTINUED)

            INSURANCE -- LIFE (CONTINUED)

    19,100  Torchmark Corp..........................  $      651,788
    30,000  UNUM Corp.*.............................       1,642,500
                                                      --------------
                                                           5,984,950
                                                      --------------
            INSURANCE -- MULTI-LINE (0.4%):
    12,400  Aetna, Inc..............................       1,109,025
    24,150  CIGNA Corp..............................       2,149,350
    12,300  MBIA, Inc...............................         796,425
                                                      --------------
                                                           4,054,800
                                                      --------------
            INSURANCE -- PROPERTY & CASUALTY (1.8%):
   106,200  Allstate Corp...........................       3,809,925
   104,700  American International Group, Inc.......      12,256,443
    15,500  Chubb Corp..............................       1,077,250
    23,100  Safeco Corp.............................       1,019,288
                                                      --------------
                                                          18,162,906
                                                      --------------
            INTERNET SOFTWARE (0.9%):
    80,100  America Online, Inc.*...................       8,851,050
                                                      --------------
            MACHINE TOOLS & RELATED PRODUCTS (0.1%):
    16,800  The Black & Decker Corp.................       1,060,500
                                                      --------------
            MACHINERY & EQUIPMENT (0.1%):
    45,700  Milacron, Inc...........................         845,450
                                                      --------------
            MACHINERY -- CONSTRUCTION/MINING (0.3%):
    35,000  Caterpillar, Inc........................       2,100,000
    18,800  Ingersoll-Rand Co.......................       1,214,950
                                                      --------------
                                                           3,314,950
                                                      --------------
            MACHINERY -- ELECTRICAL (0.3%):
    47,500  Emerson Electric Co.....................       2,986,563
                                                      --------------
            MACHINERY -- GENERAL INDUSTRIAL (0.2%):
    21,700  Illinois Tool Works, Inc................       1,779,400
                                                      --------------
            MEDIA CONGLOMERATES (1.3%):
   110,900  Time Warner, Inc........................       7,984,800
   178,555  Walt Disney Co.*........................       5,501,726
                                                      --------------
                                                          13,486,526
                                                      --------------
            MEDICAL -- BIOMEDICAL/GENETIC (0.3%):
    48,000  Amgen, Inc.*............................       2,922,000
                                                      --------------
            MEDICAL -- DRUGS (7.7%):
   147,000  Abbott Laboratories.....................       6,688,500
   112,200  American Home Products Corp.............       6,451,500
   200,600  Bristol-Myers Squibb Co.................      14,129,762
    97,300  Eli Lilly & Co..........................       6,969,113
   218,400  Merck & Co., Inc........................      16,161,599
   114,100  Pfizer, Inc.............................      12,522,475
    45,100  Pharmacia & Upjohn, Inc.................       2,562,244
   140,400  Schering-Plough Corp....................       7,441,200
    81,400  Warner-Lambert Co.......................       5,647,125
                                                      --------------
                                                          78,573,518
                                                      --------------
                            SECURITY                      MARKET
  SHARES                  DESCRIPTION                     VALUE
----------  ----------------------------------------  --------------
COMMON STOCKS (CONTINUED)
            MEDICAL -- HEALTH MEDICAL ORGANIZATION (0.0%):
    20,950  Humana, Inc.*...........................  $      271,041
                                                      --------------
            MEDICAL -- OUTPATIENT/HOME CARE (0.1%):
    70,400  HEALTHSOUTH Corp.*......................       1,051,600
                                                      --------------
            MEDICAL -- WHOLESALE DRUG (0.2%):
    24,800  Cardinal Health, Inc....................       1,590,300
                                                      --------------
            MEDICAL INSTRUMENTS (0.1%):
    18,500  Biomet, Inc.............................         735,375
                                                      --------------
            MEDICAL PRODUCTS (0.4%):
    26,200  Baxter International, Inc...............       1,588,375
    40,900  Guidant Corp.*..........................       2,103,794
                                                      --------------
                                                           3,692,169
                                                      --------------
            MEDICAL/DENTAL SUPPLIES (1.4%):
    32,100  Becton, Dickinson & Co..................         963,000
    24,300  C.R. Bard, Inc..........................       1,161,844
   117,220  Johnson & Johnson.......................      11,487,560
                                                      --------------
                                                          13,612,404
                                                      --------------
            METAL -- GOLD (0.1%):
    56,850  Barrick Gold Corp.......................       1,101,469
    30,150  Homestake Mining Co. (c)................         246,853
                                                      --------------
                                                           1,348,322
                                                      --------------
            METAL -- MISCELLANEOUS (0.1%):
    36,600  Cyprus Amax Minerals Co.................         555,863
                                                      --------------
            METAL -- NON-FERROUS (0.2%):
    29,250  Freeport-McMoran Copper & Gold, Inc.,            524,672
            Class B*................................
    23,600  Reynolds Metals Co......................       1,392,400
                                                      --------------
                                                           1,917,072
                                                      --------------
            METALS (0.3%):
    44,900  Alcoa Inc...............................       2,778,188
                                                      --------------
            OFFICE AUTOMATION & EQUIPMENT (0.6%):
    39,500  Pitney Bowes, Inc.......................       2,537,875
    58,100  Xerox Corp..............................       3,431,531
                                                      --------------
                                                           5,969,406
                                                      --------------
            OIL -- FIELD SERVICES (0.5%):
    50,600  Halliburton Co..........................       2,289,650
    40,000  Schlumberger Ltd........................       2,547,500
                                                      --------------
                                                           4,837,150
                                                      --------------
            OIL -- INTERNATIONAL INTEGRATED (4.3%):
    65,200  Chevron Corp............................       6,206,225
   212,000  Exxon Corp..............................      16,350,499
    73,000  Mobil Corp..............................       7,227,000
   182,000  Royal Dutch Petroleum Co., ADR..........      10,965,500
    46,500  Texaco, Inc.............................       2,906,250
                                                      --------------
                                                          43,655,474
                                                      --------------

                                   CONTINUED

                   Kent Funds
                                    GROWTH AND INCOME FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                            SECURITY                      MARKET
  SHARES                  DESCRIPTION                     VALUE
----------  ----------------------------------------  --------------
COMMON STOCKS (CONTINUED)
            OIL -- PRODUCTION/PIPELINE (0.3%):
    15,900  Columbia Gas System, Inc................  $      996,731
    29,650  Enron Corp..............................       2,423,888
                                                      --------------
                                                           3,420,619
                                                      --------------
            OIL -- U.S. INTEGRATED (0.7%):
    27,800  Atlantic Richfield Co...................       2,323,037
    34,000  Phillips Petroleum Co...................       1,710,625
    37,900  Unocal Corp.............................       1,501,788
    48,700  USX-Marathon Group......................       1,585,794
                                                      --------------
                                                           7,121,244
                                                      --------------
            OIL REFINING (0.1%):
    21,350  Ashland, Inc............................         856,669
                                                      --------------
            PAPER & RELATED PRODUCTS (0.5%):
    28,150  Fort James Corp.........................       1,066,181
    53,773  International Paper Co..................       2,715,537
    29,600  Mead Corp...............................       1,235,800
                                                      --------------
                                                           5,017,518
                                                      --------------
            PHOTOGRAPHY (0.2%):
    28,950  Eastman Kodak Co........................       1,961,363
                                                      --------------
            PIPELINES (0.2%):
    14,800  Consolidated Natural Gas Co.............         899,100
    37,600  The Williams Companies, Inc.............       1,600,350
                                                      --------------
                                                           2,499,450
                                                      --------------
            POLLUTION CONTROL (0.3%):
    50,000  Waste Management, Inc.*.................       2,687,500
                                                      --------------
            PROTECTION -- SAFETY (0.7%):
    79,000  Tyco International Ltd..................       7,485,250
                                                      --------------
            PUBLISHING -- BOOKS (0.2%):
    34,000  McGraw-Hill Cos., Inc...................       1,833,875
                                                      --------------
            PUBLISHING -- NEWSPAPERS (0.6%):
    36,200  Gannett, Inc............................       2,583,775
    13,850  Knight-Ridder, Inc. (c).................         760,884
    19,700  New York Times Co., Class A.............         725,206
    17,500  Tribune Co..............................       1,524,688
                                                      --------------
                                                           5,594,553
                                                      --------------
            RESTAURANTS (0.5%):
   130,800  McDonald's Corp.........................       5,403,675
                                                      --------------
            RETAIL -- APPAREL/SHOES (0.6%):
    78,600  Gap, Inc................................       3,959,475
    40,100  Limited, Inc............................       1,819,538
                                                      --------------
                                                           5,779,013
                                                      --------------
            RETAIL -- DISCOUNT (2.9%):
    61,000  Dayton-Hudson Corp......................       3,965,000

                            SECURITY                      MARKET
  SHARES                  DESCRIPTION                     VALUE
----------  ----------------------------------------  --------------
COMMON STOCKS (CONTINUED)

          RETAIL -- DISCOUNT (CONTINUED)

    42,700  Kmart Corp.*............................  $      701,881
   497,000  Wal-Mart Stores, Inc. (b)...............      23,980,249
                                                      --------------
                                                          28,647,130
                                                      --------------
            RETAIL -- DRUG STORE (0.3%):
   102,356  Walgreen Co.............................       3,006,708
                                                      --------------
            RETAIL -- MAJOR DEPARTMENT STORES (0.4%):
    22,850  J.C. Penney, Inc. (c)...................       1,109,653
    33,900  May Department Stores Co................       1,385,663
    36,600  Sears, Roebuck & Co.....................       1,630,987
                                                      --------------
                                                           4,126,303
                                                      --------------
            RETAIL -- REGIONAL DEPARTMENT STORES (0.1%):
    19,500  Federated Department Stores, Inc.*......       1,032,281
                                                      --------------
            RETAIL -- SUPERMARKETS (0.2%):
    47,779  Albertson's, Inc........................       2,463,605
                                                      --------------
            RUBBER -- TIRES (0.2%):
    16,600  Goodyear Tire & Rubber Co...............         976,288
    15,000  The B.F. Goodrich Co. (c)...............         637,500
                                                      --------------
                                                           1,613,788
                                                      --------------
            SOAP & CLEANING PREPARATIONS (1.4%):
    26,178  Colgate-Palmolive Co. (c)...............       2,585,078
   125,800  Procter & Gamble Co.....................      11,227,650
                                                      --------------
                                                          13,812,728
                                                      --------------
            STEEL -- PRODUCERS (0.1%):
    16,500  Nucor Corp..............................         782,719
    13,600  USX-U.S. Steel Group....................         367,200
                                                      --------------
                                                           1,149,919
                                                      --------------
            TELECOMMUNICATIONS -- EQUIPMENT (3.1%):
    15,200  Harris Corp.............................         595,650
   272,200  Lucent Technologies, Inc................      18,356,487
    60,300  Motorola, Inc...........................       5,713,425
    50,000  Nortel Networks Corp....................       4,340,625
    24,000  Tellabs, Inc.*..........................       1,621,500
                                                      --------------
                                                          30,627,687
                                                      --------------
            TEXTILE -- APPAREL (0.1%):
    20,800  VF Corp.................................         889,200
                                                      --------------
            TEXTILE -- HOME FURNISHINGS (0.1%):
    12,000  Springs Industries, Inc.................         523,500
                                                      --------------
            TOBACCO (1.1%):
   250,800  Philip Morris Cos., Inc.................      10,079,025
    27,900  U.S.T., Inc.............................         816,075
                                                      --------------
                                                          10,895,100
                                                      --------------
            TOOLS -- HAND HELD (0.0%):
    11,850  Snap-On, Inc............................         428,822
                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   Kent Funds
                                    GROWTH AND INCOME FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

SHARES OR
PRINCIPAL                   SECURITY                      MARKET
  AMOUNT                  DESCRIPTION                     VALUE
----------  ----------------------------------------  --------------
COMMON STOCKS (CONTINUED):
            TOYS/GAME/HOBBY (0.2%):
    33,150  Hasbro, Inc.............................  $      926,128
    24,700  Mattel, Inc.............................         653,006
                                                      --------------
                                                           1,579,134
                                                      --------------
            TRANSPORTATION -- AIR FREIGHT (0.2%):
    28,300  FDX Corp.*..............................       1,535,275
                                                      --------------
            TRANSPORTATION -- AIRLINE (0.3%):
    17,300  AMR Corp.*..............................       1,180,725
    14,900  Delta Air Lines, Inc....................         858,613
    40,700  Southwest Airlines Co...................       1,266,787
                                                      --------------
                                                           3,306,125
                                                      --------------
            TRANSPORTATION -- EQUIPMENT & LEASING (0.0%):
    14,300  Ryder Systems, Inc......................         371,800
                                                      --------------
            TRANSPORTATION -- RAILROAD (0.4%):
    20,000  CSX Corp................................         906,250
    32,700  Norfolk Southern Corp...................         985,088
    28,300  Union Pacific Corp......................       1,650,243
                                                      --------------
                                                           3,541,581
                                                      --------------
            UTILITIES -- ELECTRIC POWER (1.9%):
    40,500  Consolidated Edison, Inc................       1,832,625
    23,700  Detroit Edison Co.......................         948,000
    35,300  Dominion Resources, Inc. (c)............       1,528,931
    45,500  Duke Energy Corp........................       2,474,062
    44,500  Entergy Corp............................       1,390,625
    21,750  First Energy Corp.......................         674,250
    29,650  Florida Power & Light, Inc..............       1,619,631
    38,000  Northern States Power Co................         919,125
    28,700  Peco Energy Corp........................       1,207,194
    38,500  Public Service Enterprise Group, Inc....       1,573,688
    50,200  Reliant Energy, Inc.....................       1,386,775
    87,000  Southern Co.............................       2,305,500
    37,600  Texas Utilities Co......................       1,551,000
                                                      --------------
                                                          19,411,406
                                                      --------------
            UTILITIES -- TELEPHONE (7.8%):
   107,548  Ameritech Corp..........................       7,904,778
   306,420  AT&T Corp...............................      17,102,065
   139,400  Bell Atlantic Corp......................       9,113,275
   188,800  BellSouth Corp..........................       8,850,000
    79,950  GTE Corp................................       6,051,216
   155,100  MCI Worldcom, Inc.*.....................      13,377,375
   174,900  SBC Communications, Inc.................      10,144,200
    77,200  Sprint Corp.............................       4,077,125
    49,497  US West, Inc............................       2,907,949
                                                      --------------
                                                          79,527,983
                                                      --------------
            TOTAL COMMON STOCKS.....................     930,058,304
                                                      --------------

INVESTMENT COMPANIES (6.7%):
19,604,624  Dreyfus Cash Management Money Market          19,604,624
            Fund....................................

SHARES OR
PRINCIPAL                   SECURITY                      MARKET
  AMOUNT                  DESCRIPTION                     VALUE
----------  ----------------------------------------  --------------
INVESTMENT COMPANIES (CONTINUED)
47,453,166  Federated Prime Value Obligations Money   $   47,453,166
            Market Fund.............................
                                                      --------------
            TOTAL INVESTMENT COMPANIES..............      67,057,790
                                                      --------------

SHORT-TERM SECURITIES HELD AS COLLATERAL (1.5%):
            COMMERICAL PAPER (0.6%):
   400,000  Ameritech Capital Funding Corp., 5.12%,          398,676
            7/23/99.................................
   350,000  Bell South Telecommunications, 5.16%,            349,544
            7/9/99..................................
   400,000  Cargill Inc., 5.65%, 7/1/99.............         400,000
   400,000  Coca-Cola Co., 5.13%, 7/30/99...........         398,279
   400,000  Daimler, 5.14%, 8/11/99.................         397,583
   400,000  R.R. Donnelley & Sons Co., 5.26%,                398,847
            7/20/99.................................
   400,000  Duke Energy, 5.50%, 7/1/99..............         400,000
   400,000  Ford Motor Credit Corp., 5.18%,                  399,076
            7/16/99.................................
   300,000  Gannett Co., 5.09%, 7/19/99.............         299,178
   400,000  General Electric Capital Corp., 5.10%,           397,583
            8/11/99.................................
   400,000  General Motors Acceptance Corp., 5.09%,          397,699
            8/9/99..................................
   400,000  GTE Funding Corp., 5.04%, 7/8/99........         399,089
   400,000  H.J.Heinz Co., 5.14%, 8/19/99...........         397,117
   400,000  Mobil Corp., 5.50%, 7/1/99..............         400,000
   400,000  Nestle Capital Corp., 5.23%, 7/1/99.....         400,000
   400,000  UBS Finance, 5.50%, 7/1/99..............         400,000
                                                      --------------
                                                           6,232,671
                                                      --------------
            REPURCHASE AGREEMENTS (0.8%):
 1,500,204  Chase Securities Inc. 4.90%, 7/1/99            1,500,204
            (Collateralized by $1,501,138 various
            Corporate Notes & Bonds, 6.25%-7.25%,
            6/30/01-5/15/16, market value
            $1,500,086).............................
 3,042,439  Goldman Sachs & Co. 5.20%, 7/1/99              3,042,439
            (Collateralized by $4,904,686 various
            Government Agency Securities, 4.50%-
            12.50%, 3/15/01-6/20/29, market value
            $3,102,840).............................
 2,000,813  Merrill Lynch GSI 4.83%, 7/1/99,               2,000,813
            (Collateralized by $1,915,408 various
            Corporate Bonds & Notes, 5.50%-8.88%,
            2/15/00-5/15/21, market value
            $2,040,009).............................
 1,242,513  Prudential Securities Inc. 4.90%, 7/1/99       1,242,513
            (Collateralized by $2,356,395 various
            Government Agency Securities, 5.50%-
            12.50%, 1/15/01-6/20/29, market value
            $1,266,840).............................
                                                      --------------
                                                           7,785,969
                                                      --------------
            TIME DEPOSITS (0.1%):
   500,081  Barclays Bank PLC London, 5.81%,                 500,081
            7/1/99..................................
                                                      --------------

                                   CONTINUED

                   Kent Funds
                                    GROWTH AND INCOME FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

SHARES OR
PRINCIPAL                   SECURITY                      MARKET
  AMOUNT                  DESCRIPTION                     VALUE
----------  ----------------------------------------  --------------
SHORT-TERM SECURITIES HELD AS
COLLATERAL (CONTINUED):
            TIME DEPOSITS (CONTINUED):
$  500,082  Canadian Imperial Bank Commerce Cay,      $      500,082
            5.88%,7/1/99............................
                                                      --------------
                                                           1,000,163
                                                      --------------
            TOTAL SHORT-TERM SECURITIES HELD AS
            COLLATERAL..............................      15,018,803
                                                      --------------
            TOTAL INVESTMENTS
            (Cost $645,558,069) (a) -- 100.8%.......   1,012,134,897
                                                      --------------
            LIABILITIES IN EXCESS OF OTHER ASSETS --
            (0.8)%..................................      (7,995,364)
                                                      --------------
            TOTAL NET ASSETS -- 100.0%..............  $1,004,139,533
                                                      --------------
                                                      --------------

---------------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...........................  $373,974,165
Unrealized depreciation...........................    (7,397,337)
                                                    ------------
Net unrealized appreciation.......................  $366,576,828
                                                    ------------
                                                    ------------

(b)  Security has been deposited as initial margin on open futures contract
(c)  A portion of this security was loaned as of June 30, 1999.
  *  Non-income producing security
ADR American Depositary Receipt

At June 30, 1999 the Fund's open future contracts were as follows:

  # OF         OPENING          FACE           MARKET
CONTRACTS   CONTRACT TYPE      AMOUNT           VALUE
---------   -------------   -------------   -------------
             Standard &
   195         Poor's       $  65,255,200   $  67,357,875
            500, 9/16/99

                                   CONTINUED

                   Kent Funds
                                    SMALL COMPANY GROWTH
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    JUNE 30, 1999 (UNAUDITED)

                            SECURITY                     MARKET
  SHARES                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
COMMON STOCKS (98.3%):
            ADVERTISING (1.0%):
    51,000  Catalina Market Corp.*..................  $  4,692,000
    81,900  Ha-Lo Industries, Inc.*.................       808,763
    40,000  True North Communications...............     1,200,000
                                                      ------------
                                                         6,700,763
                                                      ------------
            AEROSPACE & DEFENSE (0.5%):
    20,400  Alliant Techsystems, Inc.*..............     1,764,600
    54,800  Newport News Shipbuilding...............     1,616,600
                                                      ------------
                                                         3,381,200
                                                      ------------
            AEROSPACE/DEFENSE EQUIPMENT (0.3%):
    43,150  AAR Corp................................       978,965
    54,630  Fairchild Corp., Class A*...............       696,533
    48,000  Hexcel Corp.*...........................       486,000
                                                      ------------
                                                         2,161,498
                                                      ------------
            AUDIO/VIDEO PRODUCTION (0.3%):
    50,280  Harman International Industries, Inc....     2,212,320
                                                      ------------
            AUTO/TRUCK -- ORIGINAL EQUIPMENT (0.9%):
    46,800  Arvin Industries, Inc...................     1,772,550
    45,000  Detroit Diesel Corp.....................     1,108,125
    27,700  Standard Products Co....................       709,813
    23,000  Superior Industries International.......       632,500
    79,100  Tower Automotive, Inc.*.................     2,012,106
                                                      ------------
                                                         6,235,094
                                                      ------------
            BANKS -- CENTRAL US (1.6%):
   170,000  Community First Bankshares..............     4,058,749
   122,700  MAF Bancorp, Inc........................     2,975,475
    85,000  Republic Bancorp........................     1,290,938
   122,500  St. Paul Bancorp, Inc...................     3,123,750
                                                      ------------
                                                        11,448,912
                                                      ------------
            BANKS -- EAST (1.7%):
    65,000  Banknorth Group, Inc....................     2,145,000
    27,000  Community Bank System, Inc..............       678,375
   100,000  Hudson United Bancorp...................     3,062,500
   124,000  Roslyn Bancorp, Inc.....................     2,131,250
   122,000  UST Corp................................     3,690,499
                                                      ------------
                                                        11,707,624
                                                      ------------
            BANKS -- MIDWEST (0.5%):
    71,900  First Midwest Bancgroup, Inc............     2,858,025
    45,000  Irwin Financial Corp....................       877,500
                                                      ------------
                                                         3,735,525
                                                      ------------
            BANKS -- NORTHEAST (0.9%):
    77,286  Commerce Bancorp, Inc...................     3,303,977
    79,200  First Commonwealth Financial............     1,890,900
    52,200  Independent Bank Corp...................       822,150
    25,300  Sterling Bancorp........................       480,700
                                                      ------------
                                                         6,497,727
                                                      ------------
            BANKS -- SOUTH (0.9%):
   111,300  Firstbank Corp..........................     2,511,206

                            SECURITY                     MARKET
  SHARES                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

            BANKS -- SOUTH (CONTINUED)

    78,100  Premier Bancshares, Inc.................  $  1,430,206
    91,500  Republic Security Financial Corp........       766,313
    77,100  Triangle Bancorp, Inc...................     1,305,881
                                                      ------------
                                                         6,013,606
                                                      ------------
            BANKS -- SOUTHEAST (0.7%):
   139,000  BancorpSouth, Inc.......................     2,519,375
    72,800  F & M National Corp.....................     2,416,050
                                                      ------------
                                                         4,935,425
                                                      ------------
            BANKS -- SOUTHWEST (0.2%):
    46,800  Texas Regional Bancshares...............     1,272,375
                                                      ------------
            BANKS -- WEST (0.8%):
    33,326  First Republic Bancorp, Inc.*...........       964,371
   143,200  Imperial Bancorp.*......................     2,837,150
    72,500  Silicon Valley Bankshares*..............     1,794,375
                                                      ------------
                                                         5,595,896
                                                      ------------
            BEVERAGES -- SOFT DRINKS (0.0%):
     2,145  Buenos Aires Embotella Doro - ADR*                   0
            (c).....................................
                                                      ------------
            BROADCASTING/CABLE (0.1%):
    16,000  Jones Intercable, Inc., Class A*........       784,000
                                                      ------------
            BUILDING (0.4%):
    37,400  Centex Construction Products, Inc.......     1,276,275
    35,400  Lone Star Industries, Inc...............     1,329,713
                                                      ------------
                                                         2,605,988
                                                      ------------
            BUILDING & CONSTRUCTION -- MISCELLANEOUS (0.5%):
    70,900  Dal-Tile International, Inc.*...........       806,488
    37,050  Elcor Corp..............................     1,618,621
    27,800  Nortek, Inc.*...........................       870,488
                                                      ------------
                                                         3,295,597
                                                      ------------
            BUILDING -- HEAVY CONSTRUCTION (0.4%):
    23,400  Dycom Industries, Inc.* (c).............     1,310,400
    42,700  Granite Construction, Inc...............     1,251,644
                                                      ------------
                                                         2,562,044
                                                      ------------
            BUILDING -- MAINTENANCE & SERVICE (0.2%):
    48,800  ABM Industries, Inc.....................     1,497,550
                                                      ------------
            BUILDING -- MOBILE/MANUFACTURING & RECREATIONAL
            VEHICLES (0.1%):
    38,300  Winnebago Industries, Inc...............       861,750
                                                      ------------
            BUILDING -- RESIDENTIAL/COMMERCIAL (0.9%):
    53,400  D. R. Horton, Inc.......................       887,775
    63,200  Kaufman & Broad Home Corp...............     1,572,100
    35,400  Pulte Corp..............................       818,625
    21,800  Ryland Group, Inc.......................       647,188
    59,500  Standard-Pacific Corp...................       769,781

                                   CONTINUED

                   Kent Funds
                                    SMALL COMPANY GROWTH
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                            SECURITY                     MARKET
  SHARES                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

            BUILDING -- RESIDENTIAL/COMMERCIAL (CONTINUED)

    53,300  Toll Brothers, Inc.*....................  $  1,142,619
    18,300  U.S. Home Corp.*........................       649,650
                                                      ------------
                                                         6,487,738
                                                      ------------
            BUILDING PRODUCTS -- AIR CONDITIONING/HEAT (0.1%):
    47,962  Watsco, Inc.............................       785,378
                                                      ------------
            BUILDING PRODUCTS -- LIGHTING/FIXTURES (0.1%):
    23,000  Thomas Industries, Inc..................       471,500
                                                      ------------
            BUILDING PRODUCTS -- RETAIL/WHOLESALE (0.3%):
    86,400  HomeBase, Inc.* (c).....................       545,400
    59,900  Hughes Supply, Inc......................     1,778,281
                                                      ------------
                                                         2,323,681
                                                      ------------
            BUSINESS INFORMATION (0.3%):
    70,000  Primark Corp.*..........................     1,964,375
                                                      ------------
            BUSINESS SERVICES (1.0%):
    67,000  ADVO, Inc.*.............................     1,390,250
    54,600  Budget Group, Inc. - Class A*...........       672,263
    38,300  Fair Issac & Co., Inc...................     1,342,894
    69,300  Franklin Covey Co.*.....................       511,088
    45,200  Healthplan Services Corp................       307,925
   132,000  Interim Services, Inc.*.................     2,722,499
                                                      ------------
                                                         6,946,919
                                                      ------------
            CHEMICALS -- PLASTIC (0.5%):
    50,100  Geon Co.................................     1,615,725
    41,700  Spartech Corp...........................     1,279,669
    50,000  Wellman, Inc............................       796,875
                                                      ------------
                                                         3,692,269
                                                      ------------
            CHEMICALS -- SPECIALTY (0.5%):
    19,800  Bush Boake Allen, Inc.*.................       579,150
    84,900  NL Industries, Inc......................       944,513
    47,300  OM Group, Inc...........................     1,631,850
                                                      ------------
                                                         3,155,513
                                                      ------------
            COMMERCIAL SERVICES (1.1%):
    35,000  CDI Corp.*..............................     1,192,188
   129,688  InaCom Corp.*...........................     1,637,310
    29,500  Maximus, Inc.* (c)......................       851,813
    28,500  Metamor Worldwide, Inc.*................       685,781
    49,500  Norrell Corp............................       931,219
    64,200  NOVA Corp.*.............................     1,604,999
    60,000  Personnel Group of America, Inc.* (c)...       600,000
                                                      ------------
                                                         7,503,310
                                                      ------------
            COMPUTER DATA SECURITY (0.2%):
    30,000  ISS Group, Inc.*........................     1,132,500
                                                      ------------
                            SECURITY                     MARKET
  SHARES                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)
            COMPUTER HARDWARE MANUFACTURING (0.3%):
    33,100  Sequent Computer*.......................  $    587,525
   101,165  SpeedFam-IPEC, Inc.*....................     1,624,963
                                                      ------------
                                                         2,212,488
                                                      ------------
            COMPUTER SOFTWARE (2.5%):
    30,800  Ardent Software, Inc.*..................       654,500
    25,000  Broadvision, Inc.*......................     1,843,749
    20,700  Documentum, Inc.* (c)...................       270,394
    82,700  Epicor Software Corp.*..................       615,081
    60,000  Excalibur Technologies Corp.* (c).......       855,000
    65,000  Hyperion Solutions Corp.*...............     1,157,813
    25,000  Infoseek Corp.* (c).....................     1,198,438
    50,000  Mercury Interactive Corp.*..............     1,768,750
    92,500  Midway Games, Inc.*.....................     1,196,719
    50,300  MSC. Software Corp.*....................       292,369
    50,000  Peregrine Systems, Inc.*................     1,284,375
    12,800  Progress Software Corp.*................       361,600
    36,600  Project Software & Development, Inc.*...     1,143,750
    42,650  Rainbow Technologies, Inc.*.............       503,803
    61,300  Sybase, Inc.*...........................       674,300
    60,000  Transaction Systems Architects, Inc.*...     2,339,999
    90,000  Wind River Systems, Inc.*...............     1,445,625
                                                      ------------
                                                        17,606,265
                                                      ------------
            COMPUTERS -- EQUIPMENT (0.3%):
    50,000  Insight Enterprises, Inc.* (c)..........     1,237,500
    53,000  Systemax Inc.*..........................       655,875
                                                      ------------
                                                         1,893,375
                                                      ------------
            COMPUTERS -- INTEGRATED SYSTEMS (0.7%):
    85,000  Cerner Corp.*...........................     1,782,344
    58,900  MICROS Systems, Inc.*...................     2,002,600
    51,500  Systems & Computer Technology Corp.*....       749,969
                                                      ------------
                                                         4,534,913
                                                      ------------
            COMPUTERS -- LOCAL AREA NETWORK (0.3%):
    35,000  ACT Networks, Inc.*.....................       597,188
    81,000  Anixter International, Inc.*............     1,478,250
                                                      ------------
                                                         2,075,438
                                                      ------------
            COMPUTERS -- MEMORY DEVICES (0.7%):
    92,011  Applied Magnetics Corp.* (c)............       281,784
    72,700  Hutchinson Technology, Inc.*............     2,017,425
    15,000  SanDisk Corp.*..........................       675,000
   278,100  Western Digital Corp.* (c)..............     1,807,650
                                                      ------------
                                                         4,781,859
                                                      ------------
            COMPUTERS -- MICRO (0.3%):
   150,300  Data General Corp.* (c).................     2,188,744
                                                      ------------
            COMPUTERS -- NETWORKING PRODUCTS (0.1%):
    29,500  Visual Networks, Inc.*..................       944,000
                                                      ------------
            COMPUTERS -- OPTICAL RECOGNITION (0.2%):
    78,800  BancTec, Inc.*..........................     1,413,475
                                                      ------------

                                   CONTINUED

                   Kent Funds
                                    SMALL COMPANY GROWTH
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                            SECURITY                     MARKET
  SHARES                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)
            COMPUTERS -- PERIPHERAL EQUIPMENT (0.1%):
    78,600  Mylex Corp.*............................  $    456,863
    30,800  Printronix, Inc.*.......................       431,200
                                                      ------------
                                                           888,063
                                                      ------------
            COMPUTERS -- SERVICES (2.8%):
    82,700  Analysts International Corp.............     1,188,813
    83,800  Bell & Howell Co.*......................     3,168,687
    32,000  CheckFree Holdings Corp.*...............       882,000
    33,000  Computer Horizons Corp.*................       455,813
    66,500  Computer Task Group, Inc................     1,130,500
    67,600  DBT Online, Inc.*.......................     2,213,900
    60,150  Factset Research Systems*...............     3,405,993
   148,800  PSINet, Inc.* (c).......................     6,509,999
    25,000  Sykes Enterprises, Inc.*................       834,375
                                                      ------------
                                                        19,790,080
                                                      ------------
            CONSTRUCTION (0.1%):
    84,200  Morrison Knudsen Corp.*.................       868,313
                                                      ------------
            CONSULTING SERVICES (0.3%):
    80,000  USWeb Corp.* (c)........................     1,775,000
                                                      ------------
            CONSUMER NON-DURABLE (0.2%):
   107,900  Wolverine World Wide, Inc...............     1,510,600
                                                      ------------
            CONSUMER PRODUCTS -- MISCELLANEOUS (0.7%):
    50,000  Department 56, Inc.*....................     1,343,750
   105,700  Jostens, Inc............................     2,226,306
    43,500  Oneida, Ltd.............................     1,223,438
                                                      ------------
                                                         4,793,494
                                                      ------------
            CONTAINERS -- PAPER & PLASTIC (0.4%):
    45,000  ACX Technologies, Inc.*.................       731,250
   110,700  Longview Fibre Co.......................     1,729,688
                                                      ------------
                                                         2,460,938
                                                      ------------
            COSMETICS & TOILETRIES (0.2%):
   105,000  Playtex Products, Inc.*.................     1,634,063
                                                      ------------
            DATA PROCESSING & REPRODUCTION (0.7%):
    39,600  Choicepoint, Inc.*......................     2,658,150
    50,000  CSG Systems International, Inc.*........     1,309,375
    85,200  Pegasystems, Inc.* (c)..................       873,300
                                                      ------------
                                                         4,840,825
                                                      ------------
            DIVERSIFIED (1.2%):
    38,400  Clarcor, Inc............................       736,800
    65,400  Federal Signal Corp.....................     1,385,663
    60,800  Gencorp, Inc............................     1,535,199
    41,700  Griffon Corp.*..........................       325,781
    54,900  Imation Corp.*..........................     1,362,206
    35,025  Manitowoc Co., Inc......................     1,457,916
    45,900  MascoTech, Inc..........................       777,431
    50,000  Triarc Cos., Inc.* (c)..................     1,062,500
                                                      ------------
                                                         8,643,496
                                                      ------------

                            SECURITY                     MARKET
  SHARES                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)
            ELECTRICAL & ELECTRONIC (0.2%):
    40,400  Sigcorp, Inc............................  $  1,153,925
                                                      ------------
            ELECTRICAL COMPONENTS -- SEMICONDUCTORS (2.5%):
   328,300  Cypress Semiconductor Corp.*............     5,416,949
   136,700  General Semiconductor, Inc.*............     1,247,388
   189,500  International Rectifier Corp.*..........     2,522,719
   100,000  MEMC Electronic Materials, Inc.*........     1,218,750
    72,000  PMC-Sierra, Inc.*.......................     4,243,500
    87,100  Unitrode Corp.*.........................     2,498,681
                                                      ------------
                                                        17,147,987
                                                      ------------
            ELECTRICAL EQUIPMENT (0.4%):
    40,500  C&D Technologies, Inc...................     1,240,313
    27,100  United Illuminating Co..................     1,150,056
    23,448  World Access, Inc.*.....................       331,203
                                                      ------------
                                                         2,721,572
                                                      ------------
            ELECTRONIC -- MANUFACTURING & MACHINERY (0.7%):
    80,000  Kulicke & Soffa Industries, Inc.*.......     2,145,000
    55,600  PRI Automation, Inc.* (c)...............     2,015,500
    25,000  Watkins-Johnson Co......................       737,500
                                                      ------------
                                                         4,898,000
                                                      ------------
            ELECTRONIC -- MILITARY (0.1%):
    36,100  United Industrial Corp..................       399,356
                                                      ------------
            ELECTRONIC -- MISCELLANEOUS COMPONENTS (2.3%):
    88,000  BMC Industries, Inc.....................       907,500
    45,000  CTS Corp................................     3,149,999
    38,900  Hadco Corp.*............................     1,546,275
    53,500  Innovex, Inc............................       749,000
    62,500  Littlefuse, Inc.*.......................     1,203,125
    57,000  Oak Industries, Inc.*...................     2,490,188
    55,000  OEA, Inc................................       488,125
    30,000  Park Electrochemical Corp...............       862,500
    65,000  Photronics Corp.*.......................     1,592,500
    50,000  Plexus Corp.*...........................     1,506,250
    28,800  RadiSys Corp.*..........................     1,119,600
                                                      ------------
                                                        15,615,062
                                                      ------------
            ELECTRONIC COMPONENTS/INSTRUMENTS (1.7%):
    30,000  Applied Micro Circuits Corp.*...........     2,467,500
    88,600  Artesyn Technologies, Inc.*.............     1,965,813
    64,300  Cable Design Technologies*..............       992,631
    50,000  Lam Research Corp.*.....................     2,334,375
    20,000  QLogic Corp.*...........................     2,639,999
    46,000  Technitrol, Inc.........................     1,483,500
                                                      ------------
                                                        11,883,818
                                                      ------------
            ELECTRONIC MEASURING EQUIPMENT (0.5%):
   125,000  Tektronix, Inc. (c).....................     3,773,438
                                                      ------------
            ELECTRONIC MEASURING MACHINES (0.3%):
    99,100  Genrad, Inc.*...........................     2,062,519
                                                      ------------

                                   CONTINUED

                   Kent Funds
                                    SMALL COMPANY GROWTH
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                            SECURITY                     MARKET
  SHARES                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)
            ELECTRONIC PARTS -- DISTRIBUTION (0.6%):
   103,000  Kent Electronics Corp.*.................  $  2,040,688
    61,800  Marshall Industries*....................     2,220,937
                                                      ------------
                                                         4,261,625
                                                      ------------
            ELECTRONIC PRODUCTS -- MISCELLANEOUS (0.6%):
    40,000  Aeroflex, Inc.*.........................       790,000
   100,300  Allen Telecom, Inc.*....................     1,078,224
    40,500  Kopin Corp.*............................       969,469
    87,500  MagneTek, Inc.*.........................       924,219
    33,000  Recoton Corp.* (c)......................       300,094
                                                      ------------
                                                         4,062,006
                                                      ------------
            ENGINEERING (0.2%):
    40,100  Jacobs Engineering Group, Inc.*.........     1,523,800
                                                      ------------
            ENGINEERING -- RESEARCH & DEVELOPMENT SERVICES (0.1%):
    19,490  URS Corp.*..............................       571,301
                                                      ------------
            ENTERTAINMENT (0.3%):
    70,500  Acclaim Entertainment* (c)..............       449,438
    78,900  Vail Resorts, Inc.* (c).................     1,380,750
                                                      ------------
                                                         1,830,188
                                                      ------------
            FERTILIZERS (0.3%):
    39,900  The Scotts Company*.....................     1,900,238
                                                      ------------
            FINANCIAL -- CONSUMER LOANS (0.6%):
   190,000  AmeriCredit Corp.*......................     3,040,000
   136,500  Arcadia Financial Ltd.*.................     1,057,875
                                                      ------------
                                                         4,097,875
                                                      ------------
            FINANCIAL -- INVESTMENT BANKER/BROKER (4.3%):
    23,500  Advest Group, Inc.......................       468,531
    60,000  Ameritrade Holding Corp. - Class A*          6,359,999
            (c).....................................
    40,000  Dain Rauscher Corp......................     2,165,000
   125,000  E*Trade Group, Inc.*....................     4,992,187
    75,000  Everen Capital Corp.....................     2,235,938
    87,700  Hambrecht & Quist Group*................     3,255,863
    71,800  Investment Technology Group, Inc........     2,324,525
    60,000  Jefferies Group, Inc....................     1,800,000
   113,225  Morgan Keegan, Inc......................     2,144,198
    35,000  National Discount Brokers Group* (c)....     2,030,000
    34,630  Southwest Securities Group, Inc.........     2,484,703
                                                      ------------
                                                        30,260,944
                                                      ------------
            FINANCIAL -- INVESTMENT MANAGEMENT COS. (0.5%):
   100,000  Eaton Vance Corp........................     3,443,750
                                                      ------------
            FINANCIAL -- LEASING COMPANY (0.5%):
    43,300  Cort Business Services Corp.*...........     1,036,494
    39,700  DVI, Inc.*..............................       679,863
    53,400  Rental Service Corp.*...................     1,528,574
                                                      ------------
                                                         3,244,931
                                                      ------------

                            SECURITY                     MARKET
  SHARES                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)
            FINANCIAL -- MORTGAGE & RELATED SERVICES (0.1%):
    47,600  Triad Guaranty, Inc.*...................  $    853,825
                                                      ------------
            FINANCIAL -- SAVINGS & LOAN (0.6%):
   100,686  Downey Financial Corp...................     2,208,799
    70,000  FirstFed Financial Corp.*...............     1,347,500
    40,000  Westcorp................................       450,000
                                                      ------------
                                                         4,006,299
                                                      ------------
            FINANCIAL SERVICES -- DIVERSIFIED (0.5%):
    34,600  Healthcare Financial Partners*..........     1,185,050
    50,000  Paymentech, Inc.*.......................     1,268,750
   130,000  Phoenix Investment Partners (c).........     1,186,250
                                                      ------------
                                                         3,640,050
                                                      ------------
            FOOD -- DIVERSIFIED (0.4%):
    83,200  Ralcorp Holding, Inc.*..................     1,336,400
    60,000  The Earthgrains Co......................     1,548,750
                                                      ------------
                                                         2,885,150
                                                      ------------
            FOOD -- FLOUR & GRAIN (0.2%):
    50,600  International Multi-Foods Corp..........     1,141,663
                                                      ------------
            FOOD -- MEAT PRODUCTS (0.1%):
    20,000  Pilgrim's Pride Corp....................       600,000
                                                      ------------
            FURNITURE (0.1%):
    47,700  O' Sullivan Industries*.................       810,900
                                                      ------------
            GLASS PRODUCTS (0.2%):
    36,200  Libbey, Inc.............................     1,049,800
                                                      ------------
            HAZARDOUS WASTE DISPOSAL (0.2%):
    62,500  Safety-Kleen Corp.* (c).................     1,132,813
                                                      ------------
            HEALTH CARE (0.4%):
   122,600  IDEXX Laboratories, Inc.*...............     2,858,113
                                                      ------------
            HOTELS & LODGING (0.4%):
   100,000  Prime Hospitality Corp.*................     1,200,000
    79,900  Red Roof Inns, Inc.*....................     1,433,206
                                                      ------------
                                                         2,633,206
                                                      ------------
            INDUSTRIAL -- AUTOMOTIVE/ROBOTICS (0.4%):
    56,000  Esterline Technologies Corp.*...........       805,000
    86,700  Gerber Scientific, Inc..................     1,912,819
                                                      ------------
                                                         2,717,819
                                                      ------------
            INSTRUMENTS -- CONTROL (0.6%):
    98,500  Roper Industries, Inc...................     3,152,000
    52,000  Watts Industries, Inc. - Class A........       997,750
                                                      ------------
                                                         4,149,750
                                                      ------------
            INSTRUMENTS -- SCIENTIFIC (1.2%):
    76,500  Dionex Corp.*...........................     3,098,250
   145,000  EG&G, Inc...............................     5,165,624
                                                      ------------
                                                         8,263,874
                                                      ------------

                                   CONTINUED

                   Kent Funds
                                    SMALL COMPANY GROWTH
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                            SECURITY                     MARKET
  SHARES                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)
            INSURANCE -- ACCIDENT & HEALTH (0.3%):
    76,500  Arm Financial Group, Inc. - Class A.....  $    650,250
    19,000  Penn Treaty American Corp.*.............       457,188
    16,600  RLI Corp................................       643,250
                                                      ------------
                                                         1,750,688
                                                      ------------
            INSURANCE -- BROKERS (1.0%):
    59,100  Arthur J. Gallagher & Co................     2,925,450
    40,000  Blanch (E.W.) Holdings, Inc.............     2,727,500
    47,200  Hilb, Rogal & Hamilton Co...............     1,053,150
                                                      ------------
                                                         6,706,100
                                                      ------------
            INSURANCE -- LIFE (1.1%):
   113,800  American Heritage Life Investment            2,788,100
            Corp....................................
    50,000  Amerus Life Holdings, Inc...............     1,350,000
    51,000  Delphi Financial Group*.................     1,829,625
    74,500  Life USA Holding, Inc...................     1,508,625
                                                      ------------
                                                         7,476,350
                                                      ------------
            INSURANCE -- MULTI-LINE (0.7%):
   126,000  Enhance Financial Services Group,            2,488,500
            Inc.....................................
   119,800  FBL Financial Group, Inc. - Class A.....     2,336,100
                                                      ------------
                                                         4,824,600
                                                      ------------
            INSURANCE -- PROPERTY & CASUALTY (1.9%):
    38,000  Acceptance Insurance Cos.*..............       572,375
    60,278  Fidelity National Financial, Inc........     1,265,838
    60,000  First American Financial Corp...........     1,072,500
    65,000  Foremost Corporation of America.........     1,430,000
    32,300  FPIC Insurance Group, Inc.*.............     1,566,549
   100,000  Frontier Insurance Group, Inc...........     1,537,500
   133,700  HCC Insurance Holdings, Inc.............     3,033,318
    41,700  MMI Cos., Inc...........................       703,688
    30,000  Philadelphia Consolidated Holding              735,000
            Corp.* (c)..............................
    40,500  SCPIE Holdings, Inc.....................     1,321,313
                                                      ------------
                                                        13,238,081
                                                      ------------
            INTERNET CONTENT (0.3%):
    26,500  DoubleClick Inc.* (c)...................     2,424,750
                                                      ------------
            INTERNET SOFTWARE (0.6%):
    17,000  Concentric Network Corp.*...............       675,750
    13,500  EarthLink Network, Inc.*................       829,406
    21,000  Exodus Communications, Inc.* (c)........     2,518,688
                                                      ------------
                                                         4,023,844
                                                      ------------
            LASERS -- SYSTEMS/COMPONENTS (2.4%):
    83,900  Coherent, Inc.*.........................     1,562,638
    36,900  Electro Scientific Industries, Inc.*....     1,541,728
   170,000  VISX, Inc.*.............................    13,461,874
                                                      ------------
                                                        16,566,240
                                                      ------------
            LEISURE & RECREATION PRODUCTS (0.5%):
    80,000  Oakley, Inc.* (c).......................       570,000

                            SECURITY                     MARKET
  SHARES                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

            LEISURE & RECREATION PRODUCTS (CONTINUED)

    55,000  Polaris Industries, Inc.................  $  2,392,500
    50,000  Sturm, Ruger & Co., Inc.................       534,375
                                                      ------------
                                                         3,496,875
                                                      ------------
            LEISURE & RECREATION SERVICES (0.1%):
    32,100  Carmike Cinemas, Inc.*..................       511,594
                                                      ------------
            LEISURE & RECREATION/GAMING (0.4%):
   104,400  Aztar Corp.*............................       959,175
    44,900  Hollywood Park, Inc.*...................       763,300
    56,000  Station Casinos, Inc.*..................     1,141,000
                                                      ------------
                                                         2,863,475
                                                      ------------
            LINEN SUPPLY & RELATED (0.1%):
    27,900  Unifirst Corp...........................       512,663
                                                      ------------
            MACHINE TOOLS & RELATED PRODUCTS (0.3%):
    80,000  Applied Power, Inc......................     2,185,000
                                                      ------------
            MACHINERY -- CONSTRUCTION/MINING (0.5%):
    35,150  Commercial Intertech Corp...............       560,203
    92,500  JLG Industries, Inc.....................     1,884,687
    35,000  Terex Corp.* (c)........................     1,065,313
                                                      ------------
                                                         3,510,203
                                                      ------------
            MACHINERY -- ELECTRICAL (0.4%):
    76,000  Baldor Electric Co......................     1,510,500
    45,000  Smith (A.O.) Corp.......................     1,243,125
                                                      ------------
                                                         2,753,625
                                                      ------------
            MACHINERY -- GENERAL INDUSTRIAL (1.0%):
    56,000  Albany International Corp., Class A.....     1,162,000
    42,725  Applied Industrial Technology, Inc......       811,775
    53,100  Chart Industries, Inc...................       411,525
    52,900  Global Industrial Technologies, Inc.*...       638,106
    46,500  Graco, Inc..............................     1,365,938
    62,425  Idex Corp...............................     2,052,222
    83,566  Paxar Corp.*............................       752,094
                                                      ------------
                                                         7,193,660
                                                      ------------
            MACHINERY -- MATERIAL HANDLING (0.2%):
    15,000  Nacco Industries, Inc...................     1,102,500
                                                      ------------
            MEDICAL -- BIOMEDICAL/GENETIC (1.4%):
    55,000  Affymetrix, Inc.*.......................     2,715,624
    67,100  Alkermes, Inc.* (c).....................     1,551,688
   107,300  Creative Biomolecules, Inc.*............       388,963
    25,000  IDEC Pharmaceuticals Corp.*.............     1,926,563
    93,400  Millennium Pharmaceuticals*.............     3,362,399
                                                      ------------
                                                         9,945,237
                                                      ------------
            MEDICAL -- BIOTECHNOLOGY (0.2%):
    40,000  Biomatrix, Inc.* (c)....................       865,000
    31,900  Cryolife, Inc.*.........................       390,775
                                                      ------------
                                                         1,255,775
                                                      ------------

                                   CONTINUED

                   Kent Funds
                                    SMALL COMPANY GROWTH
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                            SECURITY                     MARKET
  SHARES                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)
            MEDICAL -- DRUGS (1.3%):
    60,000  Alpharma, Inc. (c)......................  $  2,133,749
   100,000  Carter-Wallace, Inc.....................     1,818,750
    62,700  Guilford Pharmaceuticals*...............       799,425
    30,000  Jones Pharma Inc........................     1,181,250
   106,200  Ligand Pharmaceuticals*.................     1,181,475
    67,950  Medicus Pharmaceuticals, Inc.*..........     1,724,231
                                                      ------------
                                                         8,838,880
                                                      ------------
            MEDICAL -- HEALTH MEDICAL ORGANIZATION (0.5%):
   149,800  Mid Atlantic Medical Services, Inc.*....     1,479,275
    86,250  Sierra Health Services, Inc.*...........     1,245,234
    53,000  United Wisconsin Services*..............       424,000
                                                      ------------
                                                         3,148,509
                                                      ------------
            MEDICAL -- HOSPITAL (0.3%):
    40,300  Curative Health Services, Inc.*.........       221,650
   228,792  Mariner Post-Acute Network, Inc.*.......       128,696
   177,200  Paracelsus Health*......................       232,575
    60,000  Pediatrix Medical Group, Inc.* (c)......     1,275,000
                                                      ------------
                                                         1,857,921
                                                      ------------
            MEDICAL -- HOSPITAL SERVICES (0.5%):
    92,800  Magellan Health Services, Inc.*.........       928,000
    95,700  Quest Diagnostics, Inc.*................     2,619,788
                                                      ------------
                                                         3,547,788
                                                      ------------
            MEDICAL -- NURSING HOMES (0.5%):
    36,700  American Retirement Corp.* (c)..........       458,750
   335,000  Beverly Enterprises, Inc.*..............     2,700,938
    80,100  Integrated Health Services, Inc.*.......       640,800
                                                      ------------
                                                         3,800,488
                                                      ------------
            MEDICAL -- OUTPATIENT/HOME CARE (0.8%):
   165,500  Apria Healthcare Group, Inc.*...........     2,813,500
   138,200  Coram Healthcare Corp.*.................       241,850
   112,800  Genesis Health Ventures, Inc.*..........       338,400
   196,100  NovaCare, Inc.*.........................       294,150
   118,000  Orthodontic Centers of America*.........     1,666,750
                                                      ------------
                                                         5,354,650
                                                      ------------
            MEDICAL -- WHOLESALE DRUG (0.3%):
    70,667  Bindley Western Industries, Inc.........     1,629,750
    12,000  Express Scripts, Inc. - Class A*........       722,250
                                                      ------------
                                                         2,352,000
                                                      ------------
            MEDICAL EQUIPMENT & SUPPLIES (0.4%):
    50,000  Conmed Corp.*...........................     1,531,250
    63,800  Respironics, Inc.*......................       964,975
                                                      ------------
                                                         2,496,225
                                                      ------------
            MEDICAL INSTRUMENTS (0.4%):
    93,100  Acuson Corp.*...........................     1,600,156
    43,000  OEC Medical Systems, Inc.*..............     1,053,500
                                                      ------------
                                                         2,653,656
                                                      ------------

                            SECURITY                     MARKET
  SHARES                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)
            MEDICAL PRODUCTS (1.0%):
    44,000  Diagnostic Products Corp................  $  1,215,500
    86,800  Haemonetics Corp.*......................     1,741,425
    27,500  Maxxim Medical, Inc.*...................       641,094
   103,400  Owens & Minor, Inc......................     1,137,400
    53,000  West Pharmaceutical Services, Inc.......     2,080,250
                                                      ------------
                                                         6,815,669
                                                      ------------
            MEDICAL SUPPLIES (0.4%):
    65,800  Ocular Sciences, Inc.*..................     1,143,275
    78,500  Sola International, Inc.*...............     1,525,844
                                                      ------------
                                                         2,669,119
                                                      ------------
            MEDICAL/DENTAL SUPPLIES (0.5%):
    91,900  Ballard Medical Products................     2,142,419
    46,500  Cooper Cos., Inc.*......................     1,159,594
    62,200  Sunrise Medical, Inc.*..................       443,175
                                                      ------------
                                                         3,745,188
                                                      ------------
            METAL -- IRON (0.1%):
    14,200  Cleveland Cliffs, Inc...................       459,725
                                                      ------------
            METAL -- MISCELLANEOUS (0.1%):
    37,400  Brush Wellman, Inc......................       677,875
                                                      ------------
            METAL -- NON-FERROUS (0.2%):
   100,000  Kaiser Aluminum Corp.*..................       887,500
    34,000  RTI International Metals, Inc.* (c).....       499,375
                                                      ------------
                                                         1,386,875
                                                      ------------
            METAL -- PROCESSING & FABRICATION (0.6%):
    35,233  Commercial Metals Co....................     1,004,141
    77,700  Mueller Industries, Inc.*...............     2,636,943
    32,500  Wolverine Tube, Inc.*...................       816,563
                                                      ------------
                                                         4,457,647
                                                      ------------
            METAL PRODUCTS -- DISTRIBUTION (0.1%):
    25,000  Reliance Steel & Aluminum Co............       975,000
                                                      ------------
            OFFICE SUPPLIES & FORMS (0.7%):
    38,400  American Business Products, Inc.........       585,600
    34,000  Daisytek International Corp.*...........       554,625
    62,900  John H. Harland Co......................     1,254,069
    33,800  New England Business Service, Inc.......     1,043,575
    41,500  Standard Register Co....................     1,276,125
                                                      ------------
                                                         4,713,994
                                                      ------------
            OIL & GAS (0.1%):
   129,355  Santa Fe Snyder Corp.*..................       986,332
                                                      ------------
            OIL & GAS -- DRILLING (0.2%):
    34,000  Atwood Oceanics, Inc.*..................     1,062,500
                                                      ------------
            OIL -- FIELD SERVICES (0.9%):
    57,700  Hanover Compressor Co.*.................     1,853,614
    49,600  Oceaneering International, Inc.*........       799,801
    49,700  RPC Energy Services, Inc................       434,875
    29,500  Seacor Holdings, Inc.*..................     1,578,250

                                   CONTINUED

                   Kent Funds
                                    SMALL COMPANY GROWTH
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                            SECURITY                     MARKET
  SHARES                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

            OIL -- FIELD SERVICES (CONTINUED)

    54,600  Seitel, Inc.*...........................  $    883,838
    46,600  Veritas DGC, Inc.*......................       853,363
                                                      ------------
                                                         6,403,741
                                                      ------------
            OIL -- PRODUCTION/PIPELINE (0.2%):
    40,000  Northern Border Partners, LP............     1,242,500
                                                      ------------
            OIL -- U.S. EXPLORATION & PRODUCTION (1.5%):
    48,200  Berry Petroleum Co......................       671,788
    44,600  Cabot Oil & Gas Corp....................       830,675
    83,850  Cross Timbers Oil Co....................     1,247,268
    64,700  Forest Oil Corp.*.......................       812,794
    25,000  Houston Exploration Co.*................       473,438
    28,700  HS Resources, Inc.*.....................       423,325
    56,900  KCS Energy, Inc.........................        35,563
    54,200  Louis Dreyfus Natural Gas*..............     1,168,688
    76,100  Newfield Exploration Co.*...............     2,164,093
    32,000  Stone Energy Corp.*.....................     1,355,999
    32,836  Swift Energy Co.*.......................       350,935
   109,900  Vintage Petroleum, Inc.*................     1,181,424
                                                      ------------
                                                        10,715,990
                                                      ------------
            OIL REFINING (0.1%):
    57,200  Tesoro Petroleum Corp.*.................       911,625
                                                      ------------
            PAPER & RELATED PRODUCTS (0.4%):
    76,500  Buckeye Technologies, Inc.*.............     1,161,844
    50,200  Chesapeake Corp.........................     1,879,362
                                                      ------------
                                                         3,041,206
                                                      ------------
            PHARMACEUTICALS (0.2%):
    25,000  Dura Pharmaceuticals*...................       298,438
    31,627  Priority Healthcare Corp., Class A*.....     1,091,131
                                                      ------------
                                                         1,389,569
                                                      ------------
            POLLUTION CONTROL (0.2%):
    34,700  Imco Recycling, Inc.....................       605,081
    20,700  Ionics, Inc.*...........................       755,550
                                                      ------------
                                                         1,360,631
                                                      ------------
            PRINTING -- COMMERCIAL (0.4%):
    26,500  Consolidated Graphics, Inc.*............     1,325,000
    73,600  Mail-Well, Inc.* (c)....................     1,191,400
                                                      ------------
                                                         2,516,400
                                                      ------------
            PROTECTION -- SAFETY (0.2%):
    42,100  Borg-Warner Security Corp.*.............       855,156
    48,400  Checkpoint Systems, Inc.* (c)...........       432,575
                                                      ------------
                                                         1,287,731
                                                      ------------
            PUBLISHING -- NEWSPAPERS (0.1%):
    36,000  Journal Register Co.*...................       810,000
                                                      ------------
                            SECURITY                     MARKET
  SHARES                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)
            PUBLISHING -- PERIODICALS (0.3%):
    38,500  Big Flower Holdings, Inc.*..............  $  1,227,187
    41,100  Playboy Enterprises, Inc.*..............     1,091,719
                                                      ------------
                                                         2,318,906
                                                      ------------
            REAL ESTATE (0.3%):
    44,000  CB Richard Ellis Services*..............     1,094,500
    46,000  Webb (Del) Corp.........................     1,098,250
                                                      ------------
                                                         2,192,750
                                                      ------------
            RESTAURANTS (1.1%):
    35,000  Applebee's International, Inc...........     1,054,375
   100,000  Foodmaker, Inc.*........................     2,837,499
    79,300  Host Marriott Services Corp.*...........       644,313
    69,700  Luby's Cafeteria, Inc...................     1,045,500
    67,900  Ruby Tuesday, Inc.......................     1,290,100
    40,000  Sbarro, Inc.*...........................     1,082,500
                                                      ------------
                                                         7,954,287
                                                      ------------
            RETAIL -- APPAREL/SHOES (1.6%):
    57,800  Ann Taylor Stores Corp.*................     2,600,999
    49,800  Brown Shoe Company, Inc.................     1,083,150
    55,500  Burlington Coat Factory Warehouse            1,071,844
            Corp.*..................................
    23,000  Cole (Kenneth) Productions, Inc.*.......       641,125
    69,500  Footstar, Inc.*.........................     2,584,531
    55,500  Genesco, Inc.*..........................       808,219
    40,000  Talbots Inc.............................     1,525,000
    23,000  The Buckle, Inc.*.......................       667,000
                                                      ------------
                                                        10,981,868
                                                      ------------
            RETAIL -- CONSUMER ELECTRONICS (0.1%):
    73,900  Handleman Co.*..........................       872,944
                                                      ------------
            RETAIL -- DISCOUNT (0.5%):
    27,000  99 Cents Only Stores*...................     1,348,313
    58,000  Shopko Stores, Inc.*....................     2,102,500
                                                      ------------
                                                         3,450,813
                                                      ------------
            RETAIL -- GENERAL MERCHANDISE (0.2%):
    55,900  Cash America Intl., Inc.................       719,713
    36,500  Russ Berrie & Co., Inc..................       903,375
                                                      ------------
                                                         1,623,088
                                                      ------------
            RETAIL -- HOME FURNISHINGS (1.0%):
    81,500  Bombay Co., Inc.*.......................       626,531
   128,900  Heilig Meyers Co........................       878,131
   149,300  La-Z-Boy, Inc...........................     3,433,901
    44,200  Linens 'n Things, Inc.*.................     1,933,750
                                                      ------------
                                                         6,872,313
                                                      ------------
            RETAIL -- JEWELRY (0.8%):
   102,300  Claire's Stores, Inc....................     2,621,438
    70,000  Zale Corp.*.............................     2,800,000
                                                      ------------
                                                         5,421,438
                                                      ------------

                                   CONTINUED

                   Kent Funds
                                    SMALL COMPANY GROWTH
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                            SECURITY                     MARKET
  SHARES                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)
            RETAIL -- MAIL ORDER (0.2%):
    51,500  Enesco Group, Inc.......................  $  1,190,938
                                                      ------------
            RETAIL -- REGIONAL DEPARTMENT STORES (0.1%):
    40,000  Value City Department Stores, Inc.*.....       490,000
                                                      ------------
            RETAIL -- SUPERMARKETS (0.2%):
    80,000  Ruddick Corp............................     1,600,000
                                                      ------------
            RUBBER & PLASTICS (0.1%):
    34,300  Furon Co................................       651,700
                                                      ------------
            SHOES & RELATED APPAREL (0.6%):
    90,000  Reebok International Ltd.* (c)..........     1,676,250
   115,200  Stride Rite Corp........................     1,188,000
    20,000  Timberland Co., Class A*................     1,361,250
                                                      ------------
                                                         4,225,500
                                                      ------------
            SOAP & CLEANING PREPARATIONS (0.3%):
    54,800  Church & Dwight Co., Inc................     2,383,800
                                                      ------------
            STEEL -- PIPES & TUBES (0.1%):
    31,900  Quanex Corp.............................       909,150
                                                      ------------
            STEEL -- PRODUCERS (0.6%):
   229,200  Armco Inc.*.............................     1,518,449
    41,800  Carpenter Technology....................     1,193,913
    39,300  Lone Star Technologies, Inc.* (c).......       697,575
    62,700  National Steel Corp.....................       525,113
                                                      ------------
                                                         3,935,050
                                                      ------------
            TECHNOLOGY (0.2%):
    53,400  Security Dynamics Technologies, Inc.*...     1,134,750
    25,000  Structural Dynamics*....................       464,063
                                                      ------------
                                                         1,598,813
                                                      ------------
            TELECOMMUNICATIONS -- CELLULAR (0.5%):
    93,500  American Mobile Satelllite Corp.* (c)...     1,531,063
    69,000  VoiceStream Wireless Corp.* (c).........     1,962,187
                                                      ------------
                                                         3,493,250
                                                      ------------
            TELECOMMUNICATIONS -- EQUIPMENT (1.8%):
    67,500  DSP Communications Inc (c)..............     1,949,062
   120,200  InterVoice, Inc.*.......................     1,735,388
    78,600  Network Equipment Technologies, Inc.*...       776,175
    58,800  Plantronics, Inc.*......................     3,829,349
    75,000  Superior Telecom, Inc. (c)..............     1,875,000
    22,300  Tech-Sym Corp.*.........................       529,625
    25,000  Terayon Communications Systems, Inc.*        1,396,875
            (c) ....................................
    54,300  Titan Corp.*............................       597,300
                                                      ------------
                                                        12,688,774
                                                      ------------
            TELECOMMUNICATIONS -- SATELLITE (0.2%):
    10,000  EchoStar Communications Corp.,               1,534,375
            Class A* (c)............................
                                                      ------------

                            SECURITY                     MARKET
  SHARES                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)
            TELECOMMUNICATIONS -- SERVICES AND EQUIPMENT (1.6%):
   100,000  ICG Communications, Inc.*...............  $  2,137,500
    75,000  ITC DeltaCom, Inc.*.....................     2,100,000
    42,700  Mastec, Inc.*...........................     1,206,275
    40,000  Pacific Gateway Exchange, Inc.*.........     1,165,000
    75,000  Premiere Technologies, Inc.*............       862,500
    15,000  Teligent, Inc., Class A*................       897,188
    98,000  Western Wireless Corp. - Class A*.......     2,645,999
                                                      ------------
                                                        11,014,462
                                                      ------------
            TEXTILE -- APPAREL (0.6%):
    50,000  Authentic Fitness Corp..................       875,000
   100,000  Burlington Industries, Inc.*............       906,250
    40,000  Kellwood Co.............................     1,085,000
    50,000  Phillips-Van Heusen Corp................       493,750
    33,500  St. John Knits, Inc.....................       979,875
                                                      ------------
                                                         4,339,875
                                                      ------------
            TEXTILE -- HOME FURNISHINGS (0.1%):
    24,000  Pillowtex Corp..........................       391,500
                                                      ------------
            TEXTILE -- PRODUCTS (0.3%):
    99,900  Collins & Aikman Corp.*.................       761,738
    47,550  Guilford Mills, Inc.....................       496,303
    74,900  Polymer Group, Inc.*....................       880,075
                                                      ------------
                                                         2,138,116
                                                      ------------
            TOOLS -- HAND HELD (0.2%):
    35,200  Toro Co.................................     1,386,000
                                                      ------------
            TRANSPORTATION (0.2%):
    36,000  Coach USA, Inc.*........................     1,509,750
                                                      ------------
            TRANSPORTATION -- AIR FREIGHT (0.3%):
    45,000  Atlas Air, Inc.*........................     1,451,250
    58,900  Pittston Burlington Group...............       559,550
                                                      ------------
                                                         2,010,800
                                                      ------------
            TRANSPORTATION -- AIRLINE (0.5%):
    31,900  Alaska Airgroup, Inc.*..................     1,331,825
    95,300  America West Holding Corp. - Class B*...     1,798,788
                                                      ------------
                                                         3,130,613
                                                      ------------
            TRANSPORTATION -- EQUIPMENT & LEASING (0.6%):
   146,650  Rollins Truck Leasing Corp..............     1,631,481
    49,800  Westinghouse Air Brake Co...............     1,273,013
    32,500  Xtra Corp.*.............................     1,492,969
                                                      ------------
                                                         4,397,463
                                                      ------------
            TRANSPORTATION -- RAILROAD (0.2%):
    37,000  Florida East Coast Industries...........     1,637,250
                                                      ------------
            TRANSPORTATION -- SHIPPING (0.1%):
    77,800  Overseas Shipholding Group..............     1,001,675
                                                      ------------
            UTILITIES -- ELECTRIC POWER (2.1%):
    29,900  Black Hills Corp........................       691,438

                                   CONTINUED

                   Kent Funds
                                    SMALL COMPANY GROWTH
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                            SECURITY                     MARKET
  SHARES                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

                 UTILITIES -- ELECTRIC POWER (CONTINUED)

    29,400  Central Hudson Gas & Electric Corp......  $  1,234,800
    25,200  CILCORP, Inc............................     1,574,999
    37,700  Cleco Corp..............................     1,145,138
    55,200  CMP Group, Inc..........................     1,445,549
    30,000  Commonwealth Energy Systems Co..........     1,260,000
    26,200  Eastern Utilities Assoc.................       763,075
    32,800  Northwestern Corp.......................       793,350
    25,900  Orange & Rockland Utilities.............     1,513,530
    70,700  Public Service New Mexico...............     1,405,163
    23,300  TNP Enterprises, Inc....................       844,625
    55,320  UniSource Energy Corp.*.................       660,383
    40,000  WPS Resources Corp......................     1,200,000
                                                      ------------
                                                        14,532,050
                                                      ------------
            UTILITIES -- GAS DISTRIBUTION (2.0%):
    33,150  Atmos Energy Corp.......................       828,750
    15,400  Connecticut Energy Corp.................       593,863
    27,800  Eastern Enterprises.....................     1,105,050
    51,200  Energen Corp............................       953,600
    53,466  Indiana Energy, Inc.....................     1,139,494
    30,400  Laclede Gas Co..........................       706,800
    34,300  New Jersey Resources Corp...............     1,284,106
    38,900  Public Service Co. of North Carolina....     1,137,825
    50,000  Southwest Gas Corp......................     1,431,249
    59,500  Southwestern Energy Co..................       628,469
    49,800  UGI Corp. (c)...........................     1,005,338
    62,600  Wicor, Inc..............................     1,748,887
    24,400  Yankee Energy System, Inc...............       971,425
                                                      ------------
                                                        13,534,856
                                                      ------------
            UTILITIES -- WATER SUPPLY (0.3%):
    21,900  Aquarion Co.............................       761,025
    71,600  United Water Resources, Inc.............     1,624,425
                                                      ------------
                                                         2,385,450
                                                      ------------
            WHOLESALE DISTRIBUTION (0.1%):
    16,300  Aviation Sales Co.*.....................       643,850
                                                      ------------
            WIRE & CABLE PRODUCTS (0.5%):
    42,100  Barnes Group, Inc.......................       915,675
    45,100  Belden, Inc.............................     1,079,581
    77,800  General Cable Corp......................     1,244,800
                                                      ------------
                                                         3,240,056
                                                      ------------
            TOTAL COMMON STOCKS.....................   682,123,320
                                                      ------------

SHARES OR
PRINCIPAL                   SECURITY                     MARKET
  AMOUNT                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
INVESTMENT COMPANIES (1.6%):
       104  Dreyfus Cash Management Money Market               104
            Fund....................................
10,815,124  Federated Prime Value Obligations Money     10,815,124
            Market Fund.............................
                                                      ------------
            TOTAL INVESTMENT COMPANIES..............    10,815,228
                                                      ------------
SHARES OR
PRINCIPAL                   SECURITY                     MARKET
  AMOUNT                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------

SHORT-TERM SECURITIES HELD AS COLLATERAL (6.7%):
            COMMERCIAL PAPER (3.7%):
 1,800,000  Ameritech Capital Funding Corp., 5.12%,   $  1,794,042
            7/23/99.................................
   500,000  Bell South Telecommunications, 5.18%,          497,487
            8/4/99..................................
   975,000  Bell South Telecommunications, 5.16%,          973,729
            7/9/99..................................
 1,800,000  Cargill Inc., 5.65%, 7/1/99.............     1,800,000
 1,800,000  Coca-Cola Co., 5.13%, 7/30/99...........     1,792,254
 1,500,000  Daimler, 5.14%, 8/11/99.................     1,490,936
 1,500,000  R.R. Donnelley & Sons Co., 5.26%,            1,495,676
            7/20/99.................................
 1,800,000  Duke Energy, 5.50%, 7/1/99..............     1,800,000
 1,800,000  Ford Motor Credit Corp., 5.18%,              1,795,841
            7/16/99.................................
 1,000,000  Gannett Co., 5.09%, 7/19/99.............       997,260
 1,500,000  General Electric Capital Corp., 5.10%,       1,490,936
            8/11/99.................................
 1,500,000  General Motors Acceptance Corp., 5.09%,      1,491,372
            8/9/99..................................
 1,500,000  GTE Funding Corp., 5.04%, 7/8/99........     1,496,585
 1,500,000  H. J. Heinz Co., 5.14%, 8/19/99.........     1,489,188
 1,800,000  Mobil Corp., 5.50%, 7/1/99..............     1,800,000
 1,800,000  Nestle Capital Corp., 5.23%, 7/1/99.....     1,800,000
 1,800,000  UBS Finance, 5.50%, 7/1/99..............     1,800,000
                                                      ------------
                                                        25,805,306
                                                      ------------
            MASTER NOTE (0.3%):
 2,008,417  General American Masternote, 5.05%,          2,008,417
            7/1/99..................................
                                                      ------------
            REPURCHASE AGREEMENTS (2.4%):
 2,500,340  Chase Securities Inc. 4.90%, 7/1/99          2,500,340
            (Collateralized by $2,501,896 various
            Corporate Notes & Bonds, 6.25%-7.25%
            6/30/01-5/15/16, market value
            $2,500,143).............................
 3,861,558  Goldman Sachs & Co. 5.20%, 7/1/99            3,861,558
            (Collateralized by $6,225,179 various
            Government Agency Securities, 4.50%-
            12.50%, 3/15/01-6/20/29, market value
            $3,938,220).............................
10,021,460  J P Morgan Securities, 4.90%, 7/1/99        10,021,460
            (Collateralized by $46,956,993 various
            Government Agency Securities, 4.50%-
            12.50%, 3/15/01-6/20/29, market value
            $10,213,002)............................
                                                      ------------
                                                        16,383,358
                                                      ------------
            TIME DEPOSITS (0.3%):
 1,000,161  Barclays Bank PLC London,                    1,000,161
            5.81%, 7/1/99...........................
 1,000,163  Canadian Imperial Bank Commerce Cay,         1,000,163
            5.88%, 7/1/99...........................
                                                      ------------
                                                         2,000,324
                                                      ------------
            TOTAL SHORT-TERM SECURITIES HELD AS
            COLLATERAL..............................    46,197,405
                                                      ------------

                                   CONTINUED

                   Kent Funds
                                    SMALL COMPANY GROWTH
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

SHARES OR
PRINCIPAL                   SECURITY                     MARKET
  AMOUNT                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
U.S. GOVERNMENT OBLIGATIONS (0.2%):
 1,720,000  U.S. Treasury Bill, 4.84%**, 12/23/99     $  1,680,199
            (b).....................................
                                                      ------------
            TOTAL U.S. GOVERNMENT OBLIGATIONS.......     1,680,199
                                                      ------------
TOTAL INVESTMENTS (COST $587,201,793) (a) --
106.8%..............................................   740,816,152
                                                      ------------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (6.8)%.....   (46,851,599)
                                                      ------------
TOTAL NET ASSETS -- 100.0%..........................  $693,964,553
                                                      ------------
                                                      ------------

---------------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...........................  $210,800,124
Unrealized depreciation...........................   (57,185,775)
                                                    ------------
Net unrealized appreciation.......................  $153,614,349
                                                    ------------
                                                    ------------

(b)  Security has been deposited as initial margin on open futures contract
(c)  A portion of this security was loaned as of June 30, 1999.
  *  Non-income producing security
 **  Effective yield at purchase
ADR -- American Depositary Receipt

At June 30, 1999 the Fund's open future contracts were as follows:

  # OF                    OPENING                   CURRENT           MARKET
CONTRACTS              CONTRACT TYPE                POSITION          VALUE
---------   -----------------------------------  --------------   --------------
    40             Russell 2000, 9/16/99         $    8,927,150   $    9,240,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   Kent Funds
                                    INTERNATIONAL GROWTH
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    JUNE 30, 1999 (UNAUDITED)

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (96.9%):
AUSTRALIA (3.7%):
           BANKING (0.8%):
  140,814  National Australia Bank Ltd.............  $  2,330,195
  184,339  Westpac Banking Corp., Ltd..............     1,195,776
                                                     ------------
                                                        3,525,971
                                                     ------------
           BEVERAGES & TOBACCO (0.1%):
  136,862  Coca-Cola Amatil Ltd....................       551,614
                                                     ------------
           BREWERY (0.1%):
  170,236  Fosters Brewing Group Ltd...............       479,804
                                                     ------------
           BROADCASTING & PUBLISHING (0.3%):
  193,257  News Corp., Ltd.........................     1,648,901
                                                     ------------
           BUILDING PRODUCTS (0.1%):
  114,808  Boral Ltd...............................       194,544
   34,780  Hardie (James) Industries Ltd...........        92,087
   80,788  Pioneer International Ltd...............       205,880
                                                     ------------
                                                          492,511
                                                     ------------
           CHEMICALS (0.0%):
   24,206  Orica Ltd...............................       132,201
                                                     ------------
           DIVERSIFIED (0.1%):
   12,073  Smith (Howard) Ltd......................        92,300
   56,346  Southcorp Holdings Ltd..................       227,548
   20,800  Wesfarmers Ltd..........................       187,244
                                                     ------------
                                                          507,092
                                                     ------------
           ENERGY (0.4%):
  170,747  Broken Hill Proprietary Co., Ltd........     1,977,870
                                                     ------------
           ENGINEERING (0.0%):
   22,400  Leighton Holdings Ltd...................        87,480
                                                     ------------
           ENTERTAINMENT (0.0%):
   40,300  Star City Holdings Ltd..................        39,213
   26,100  TABCORP Holdings Ltd....................       175,871
                                                     ------------
                                                          215,084
                                                     ------------
           FOOD PRODUCTS (0.1%):
  109,975  Goodman Fielder Ltd.....................        98,055
   96,331  Woolworths Ltd..........................       320,412
                                                     ------------
                                                          418,467
                                                     ------------
           GAS UTILITY (0.0%):
   26,533  Australian Gas Light Co., Ltd...........       161,402
                                                     ------------
           INDUSTRIAL GOODS & SERVICES (0.1%):
   91,818  CSR Ltd.................................       262,554
   88,700  Pacific Dunlop Ltd......................       127,993
                                                     ------------
                                                          390,547
                                                     ------------
           INSURANCE (0.3%):
  105,000  AMP Ltd.................................     1,147,891

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

AUSTRALIA (CONTINUED)
           INSURANCE (CONTINUED)

   53,847  GIO Australia Holdings Ltd..............  $    131,164
   34,020  QBE Insurance Group Ltd.................       129,482
                                                     ------------
                                                        1,408,537
                                                     ------------
           MANUFACTURING -- CAPITAL GOODS (0.0%):
   27,944  Email Ltd. (c)..........................        53,789
                                                     ------------
           METALS (0.0%):
  150,621  M.I.M. Holdings Ltd.....................       106,678
                                                     ------------
           METALS & MINING (0.2%):
   17,377  Newcrest Mining Ltd.*...................        39,016
  154,162  Normandy Mining Ltd.....................       102,655
   66,046  North Ltd...............................       133,775
   28,973  Rio Tinto Ltd...........................       475,074
   29,168  Smorgon Steel Group Ltd.*...............        44,212
   10,357  Westralian Sands Ltd....................        22,390
  104,971  WMC Ltd.................................       450,942
                                                     ------------
                                                        1,268,064
                                                     ------------
           OIL & GAS (0.0%):
   52,241  Santos Ltd..............................       171,168
                                                     ------------
           PACKAGING (0.1%):
   58,093  Amcor Ltd...............................       322,928
                                                     ------------
           PHARMACEUTICALS (0.0%):
   10,787  Faulding (F.H.) & Co., Ltd..............        65,689
                                                     ------------
           PROPERTY TRUST (0.0%):
   31,280  Stockland Trust Group...................        71,432
                                                     ------------
           REAL ESTATE (0.2%):
  117,125  General Property Trust Units............       190,408
   49,072  Lend Lease Corp., Ltd...................       673,770
  111,073  Westfield Trust Units...................       224,829
                                                     ------------
                                                        1,089,007
                                                     ------------
           REAL ESTATE INVESTMENT TRUST (0.0%):
   14,411  Schroders Property Fund.................        22,417
                                                     ------------
           RETAIL STORES (0.1%):
  112,336  Coles Myer Ltd..........................       653,603
                                                     ------------
           SERVICES (0.1%):
   20,119  Brambles Industries Ltd.................       530,025
                                                     ------------
           TELECOM EQUIPMENT (0.6%):
  493,400  Telstra Corporation Ltd.................     2,827,308
                                                     ------------
                                                       19,179,589
                                                     ------------
AUSTRIA (0.3%):
           BANKING (0.2%):
    7,585  Bank Austria AG.........................       398,933
                                                     ------------
           BEVERAGES & TOBACCO (0.0%):
      700  Oesterreichische Brau-Beteiligungs AG...        31,041
                                                     ------------

                                   CONTINUED

                   Kent Funds
                                    INTERNATIONAL GROWTH
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

AUSTRIA (CONTINUED)

           BUILDING PRODUCTS (0.0%):
    5,064  Wienerberger Baustoffindustrie AG.......  $    131,134
                                                     ------------
           CHEMICALS (0.0%):
      400  Lenzing AG..............................        22,688
                                                     ------------
           CONSTRUCTION (0.0%):
    1,355  Bau Holding AG..........................        43,319
                                                     ------------
           ELECTRIC UTILITY (0.1%):
    2,069  Oesterreichische                               301,279
           Elektrizitaetswirtschafts AG, Class
           A*......................................
                                                     ------------
           ENGINEERING (0.0%):
    1,100  VA Technologie AG.......................        99,657
                                                     ------------
           INSURANCE (0.0%):
      580  EA-Generali AG..........................       106,469
                                                     ------------
           METALS & MINING (0.0%):
      175  Radex-Heraklith Industriebeteiligungs            4,737
           AG......................................
                                                     ------------
           OIL & GAS (0.0%):
    1,840  OMV AG..................................       164,118
                                                     ------------
           PAPER PRODUCTS (0.0%):
      900  Mayr-Melnhof Karton AG..................        40,838
                                                     ------------
           STEEL (0.0%):
      800  Boehler-Uddeholm AG.....................        39,593
                                                     ------------
           TRANSPORTATION (0.0%):
    1,800  Austrian Airlines.......................        43,437
    1,500  Flughafen Wien AG.......................        62,944
                                                     ------------
                                                          106,381
                                                     ------------
                                                        1,490,187
                                                     ------------
BELGIUM (1.3%):
           BANKING (0.1%):
   12,520  KBC Bancassurance Holding NV............       742,414
                                                     ------------
           BUILDING PRODUCTS (0.0%):
    1,925  Cimenteries CBR Cementbedrijven.........       177,080
                                                     ------------
           CHEMICALS (0.1%):
    8,410  Solvay SA...............................       558,108
                                                     ------------
           ELECTRIC UTILITY (0.2%):
    5,840  Tractebel...............................       819,079
                                                     ------------
           ENERGY (0.2%):
    1,897  PetroFina SA............................     1,089,673
                                                     ------------
           GAS & ELECTRIC UTILITY (0.2%):
    3,400  Electrabel SA...........................     1,097,481
                                                     ------------
           INDUSTRIAL HOLDING COMPANY (0.1%):
    2,000  Groupe Bruxelles Lambert SA.............       338,051
                                                     ------------
                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

BELGIUM (CONTINUED)

           INSURANCE (0.3%):
   35,600  Fortis (B)..............................  $  1,117,921
                                                     ------------
           MERCHANDISING (0.1%):
    4,400  Delhaize-Le Lion SA.....................       374,579
                                                     ------------
           PHARMACEUTICALS (0.0%):
    4,000  UCB SA..................................       171,191
                                                     ------------
           TECHNOLOGY (0.0%):
    1,000  Barco NV................................       160,982
                                                     ------------
                                                        6,646,559
                                                     ------------
DENMARK (0.8%):
           BANKING & FINANCE (0.3%):
    4,547  Den Danske Bank.........................       493,155
    4,693  Unidanmark AS, Class A..................       313,224
                                                     ------------
                                                          806,379
                                                     ------------
           BEVERAGES & TOBACCO (0.0%):
    3,060  Carlsberg AS, Class A...................       123,391
    2,305  Carlsberg AS, Class B...................        96,151
                                                     ------------
                                                          219,542
                                                     ------------
           COMMERCIAL SERVICES (0.0%):
    2,390  ISS International Service System AS,           127,945
           Series B................................
                                                     ------------
           ENGINEERING (0.0%):
    3,615  FLS Industries AS - Class B.............        93,997
                                                     ------------
           FOOD PRODUCTS (0.0%):
    5,195  Danisco AS..............................       234,765
                                                     ------------
           PHARMACEUTICALS (0.1%):
    4,946  Novo Nordisk AS, Class B................       534,366
                                                     ------------
           TELECOMMUNICATIONS (0.1%):
   14,000  Tele Danmark AS Class B.................       689,120
                                                     ------------
           TRANSPORTATION & SHIPPING (0.3%):
       70  D/S 1912, Class B.......................       620,987
       53  D/S Svendborg AS, Class B...............       656,625
                                                     ------------
                                                        1,277,612
                                                     ------------
                                                        3,983,726
                                                     ------------
FINLAND (1.5%):
           BANKING & FINANCE (0.1%):
   57,106  Merita PLC, Class A.....................       324,494
                                                     ------------
           CHEMICALS (0.0%):
    8,900  Kemira..................................        53,785
                                                     ------------
           DIVERSIFIED (0.0%):
      800  Amer Group Ltd..........................        11,509
    1,792  Instrumentarium Group, Series B.........        72,998
                                                     ------------
                                                           84,507
                                                     ------------

                                   CONTINUED

                   Kent Funds
                                    INTERNATIONAL GROWTH
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

FINLAND (CONTINUED)

           ENGINEERING (0.0%):
    5,500  Metra OYJ...............................  $    116,276
                                                     ------------
           FOREST PRODUCTS (0.1%):
   13,860  UPM-Kymmene Corp........................       397,358
                                                     ------------
           INSURANCE (0.0%):
      800  Pohjola Insurance Group, Class B........        41,045
    4,300  Sampo Insurance Co......................       124,608
                                                     ------------
                                                          165,653
                                                     ------------
           MACHINERY & EQUIPMENT (0.0%):
      500  Kone Corp. - Class B....................        62,392
                                                     ------------
           METALS (0.0%):
    8,700  Outokumpu OYJ...........................        97,796
                                                     ------------
           RETAIL -- GENERAL MERCHANDISE (0.0%):
    6,300  Kesko...................................        84,787
    2,250  Stockmann AB-B Share....................        34,225
                                                     ------------
                                                          119,012
                                                     ------------
           TELECOMMUNICATIONS (1.3%):
   74,000  Nokia Oyj...............................     6,486,709
                                                     ------------
                                                        7,907,982
                                                     ------------
FRANCE (9.2%):
           ALUMINUM (0.0%):
    2,000  Pechiney SA - A Shares..................        85,967
                                                     ------------
           AUTO PARTS (0.1%):
    7,345  Valeo SA................................       605,976
                                                     ------------
           AUTOMOTIVE (0.1%):
    3,662  PSA Peugeot Citroen.....................       577,808
                                                     ------------
           BANKING (0.7%):
   14,798  Banque Nationale de Paris...............     1,233,071
   11,664  Paribas.................................     1,307,528
    6,247  Societe Generale........................     1,101,000
                                                     ------------
                                                        3,641,599
                                                     ------------
           BEVERAGES & TOBACCO (0.4%):
    6,732  LVMH (Moet Hennessy Louis Vuitton)......     1,970,985
    5,400  Pernod Ricard...........................       361,977
                                                     ------------
                                                        2,332,962
                                                     ------------
           BROADCASTING/CABLE (0.1%):
    2,136  Canal Plus..............................       599,382
                                                     ------------
           BUILDING PRODUCTS (0.2%):
    1,195  Imetal SA...............................       177,462
    6,721  Lafarge SA..............................       639,055
                                                     ------------
                                                          816,517
                                                     ------------
                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

FRANCE (CONTINUED)

           CHEMICALS (0.4%):
    5,932  L'Air Liquide...........................  $    932,921
   24,814  Rhone-Poulenc SA........................     1,133,893
                                                     ------------
                                                        2,066,814
                                                     ------------
           COMMERCIAL SERVICES (0.1%):
    2,840  Sodexho SA..............................       489,112
                                                     ------------
           COMPUTER SOFTWARE (0.0%):
    3,000  Dassault Systems SA.....................        99,157
                                                     ------------
           CONSTRUCTION (0.1%):
    1,466  Bouygues SA.............................       387,486
                                                     ------------
           DEFENSE (0.1%):
      200  Sagem SA................................       133,653
   12,325  Thomson CSF.............................       428,342
                                                     ------------
                                                          561,995
                                                     ------------
           DIVERSIFIED (0.6%):
      498  Chargeurs International SA..............        27,733
    7,206  Lagardere S.C.A.........................       268,272
   35,464  Vivendi.................................     2,872,815
                                                     ------------
                                                        3,168,820
                                                     ------------
           ELECTRICAL & ELECTRONIC (0.5%):
   13,037  Alcatel Alsthom.........................     1,835,203
    2,100  Legrand SA..............................       427,504
   10,800  Schneider SA............................       606,451
                                                     ------------
                                                        2,869,158
                                                     ------------
           ENERGY (0.9%):
   18,067  Elf Aquitane SA.........................     2,651,336
   14,700  Total SA, Class B.......................     1,896,481
                                                     ------------
                                                        4,547,817
                                                     ------------
           ENGINEERING (0.0%):
      200  Groupe Gtm..............................        21,450
                                                     ------------
           FINANCE (0.0%):
      546  CPR (Compagnie Parisenne de                     24,359
           Reescompte).............................
      863  Credit National.........................        45,345
      201  Societe Eurafrance SA*..................       124,786
                                                     ------------
                                                          194,490
                                                     ------------
           FOOD & HOUSEHOLD PRODUCTS (0.1%):
    2,600  Eridania Beghin-Say SA..................       372,702
                                                     ------------
           FOOD PRODUCTS (0.8%):
   15,318  Carrefour SA............................     2,251,080
    6,600  Etablissements Economiques du Casino....       578,544
    4,821  Groupe Danone...........................     1,242,942
                                                     ------------
                                                        4,072,566
                                                     ------------

                                   CONTINUED

                   Kent Funds
                                    INTERNATIONAL GROWTH
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

FRANCE (CONTINUED)

           HEALTH & PERSONAL CARE (1.1%):
    4,437  L'OREAL.................................  $  2,999,410
   47,992  Sanofi-Synthelabo SA* (c)...............     2,036,632
                                                     ------------
                                                        5,036,042
                                                     ------------
           INDUSTRIAL GOODS & SERVICES (0.1%):
    9,801  Michelin Class B, Registered............       400,965
                                                     ------------
           INDUSTRIAL HOLDING COMPANY (0.3%):
    8,380  Lyonnaise des Eaux SA...................     1,511,498
                                                     ------------
           INSURANCE (0.6%):
   23,100  Axa - UAP...............................     2,818,192
    2,000  Cap Gemini (c)..........................       314,332
                                                     ------------
                                                        3,132,524
                                                     ------------
           LEISURE (0.1%):
    2,650  Accor SA................................       665,455
      541  Club Mediterranee SA*...................        57,410
                                                     ------------
                                                          722,865
                                                     ------------
           MACHINE-DIVERSIFIED (0.0%):
    1,600  Sidel SA................................       194,539
                                                     ------------
           MEDIA (0.0%):
    1,494  Pathe SA................................       179,340
                                                     ------------
           MEDICAL SUPPLIES (0.0%):
      500  Essilor International...................       156,289
                                                     ------------
           MERCHANDISING (0.4%):
    7,085  Pinault Printemps Redoute...............     1,215,814
    1,450  Promodes................................       951,788
                                                     ------------
                                                        2,167,602
                                                     ------------
           MISCELLANEOUS MATERIALS & COMMODITIES (0.2%):
    6,333  Compagnie de Saint Gobain...............     1,009,048
                                                     ------------
           OFFICE EQUIPMENT & SERVICES (0.1%):
    5,700  Bic.....................................       300,673
                                                     ------------
           OIL & GAS (0.0%):
       50  Cie Gen Geophysique*....................         2,656
    1,300  Primagaz Cie............................       113,955
                                                     ------------
                                                          116,611
                                                     ------------
           REAL ESTATE (0.1%):
      247  Gecina..................................        29,166
    1,000  SEFIMEG.................................        69,611
      918  Simco SA................................        77,630
      800  Unibail.................................       102,385
                                                     ------------
                                                          278,792
                                                     ------------
           STEEL (0.0%):
   14,600  Unisor Sacilor SA.......................       217,568
                                                     ------------
                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

FRANCE (CONTINUED)

           TELECOMMUNICATIONS -- SERVICES & EQUIPMENT (1.0%):
   66,600  France Telecom (c)......................  $  5,031,016
                                                     ------------
           TOBACCO (0.0%):
    3,200  SEITA...................................       184,804
                                                     ------------
                                                       48,151,954
                                                     ------------
GERMANY (9.0%):
           AUTOMOTIVE (1.3%):
   65,987  DaimlerChrysler AG......................     5,716,254
    1,680  MAN AG..................................        38,116
    7,610  MAN AG..................................       259,768
   19,970  Volkswagen AG...........................     1,278,920
                                                     ------------
                                                        7,293,058
                                                     ------------
           BANKING (1.0%):
   25,168  Bayerische Vereinsbank AG...............     1,635,171
   32,260  Deutsche Bank AG........................     1,967,854
   35,360  Dresdner Bank AG (c)....................     1,382,055
                                                     ------------
                                                        4,985,080
                                                     ------------
           BUILDING PRODUCTS (0.1%):
    4,070  Heidelberger Zement AG..................       335,783
                                                     ------------
           CHEMICALS (0.7%):
   39,980  BASF AG.................................     1,766,719
   45,240  Bayer AG................................     1,884,854
                                                     ------------
                                                        3,651,573
                                                     ------------
           CLOTHING (0.1%):
    2,800  Adidas AG...............................       277,928
                                                     ------------
           COMPUTER SOFTWARE (0.3%):
    4,003  SAP AG..................................     1,354,045
                                                     ------------
           CONSTRUCTION (0.0%):
    4,730  Hochtief AG.............................       217,555
                                                     ------------
           DIVERSIFIED (0.6%):
    9,440  Preussag AG.............................       507,205
   31,990  VEBA AG.................................     1,880,454
    2,007  Viag AG.................................       947,953
                                                     ------------
                                                        3,335,612
                                                     ------------
           ELECTRICAL & ELECTRONIC (0.5%):
   34,770  Siemens AG..............................     2,682,132
                                                     ------------
           ENGINEERING (0.7%):
    2,040  AGIV-AG.................................        46,241
   25,020  Mannesmann AG...........................     3,733,616
                                                     ------------
                                                        3,779,857
                                                     ------------
           GAS & ELECTRIC UTILITY (0.3%):
   29,050  RWE AG*.................................     1,344,837
                                                     ------------

                                   CONTINUED

                   Kent Funds
                                    INTERNATIONAL GROWTH
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

GERMANY (CONTINUED)

           HEALTH & PERSONAL CARE (0.1%):
    7,860  Beiersdorf AG, Series ABC...............  $    522,825
                                                     ------------
           HEALTH CARE (0.1%):
    5,300  Schering AG.............................       561,879
                                                     ------------
           INSURANCE (1.3%):
    5,440  Aachener & Muenchener...................       552,598
   16,870  Allianz AG (c)..........................     4,679,949
    1,000  Axa Colonia Konzern AG..................        95,908
   10,161  Munchener Rueckver AG (c)...............     1,880,939
                                                     ------------
                                                        7,209,394
                                                     ------------
           MACHINERY & EQUIPMENT (0.1%):
    3,830  Kloeckner-Humbolt-Deutz AG*.............        26,069
      636  Linde AG................................       381,072
                                                     ------------
                                                          407,141
                                                     ------------
           METALS & MINING (0.1%):
    2,480  FAG Kugelfischer Georg Schaefer AG......        25,192
   21,340  Thyssen Krupp AG*.......................       469,417
                                                     ------------
                                                          494,609
                                                     ------------
           PHARMACEUTICALS (0.1%):
   13,100  Merck KGaA..............................       426,095
                                                     ------------
           RETAIL -- MAJOR DEPARTMENT STORES (0.2%):
   17,073  Metro AG................................     1,059,937
                                                     ------------
           RETAIL STORES (0.1%):
      791  Karstadt AG.............................       380,134
                                                     ------------
           RETAIL-GENERAL MERCHANDISE (0.0%):
    1,630  Douglas Holding AG......................        73,122
                                                     ------------
           TELECOMMUNICATIONS (1.2%):
  148,800  Deutsche Telekom AG.....................     6,245,557
                                                     ------------
           TIRE & RUBBER (0.0%):
    4,870  Continental AG..........................       115,513
                                                     ------------
           TRANSPORTATION (0.1%):
   23,580  Lufthansa AG (c)........................       427,500
                                                     ------------
                                                       47,181,166
                                                     ------------
HONG KONG (2.5%):
           AIRLINES (0.0%):
      200  Hong Kong Aircraft Engineering Co.,                387
           Ltd.....................................
                                                     ------------
           BANKING (0.3%):
   97,973  Bank of East Asia Ltd.*.................       248,133
  108,800  Hang Seng Bank Ltd......................     1,216,506
   14,695  Wing Lung Bank..........................        57,200
                                                     ------------
                                                        1,521,839
                                                     ------------
                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

HONG KONG (CONTINUED)

           DIVERSIFIED (0.2%):
   94,500  Swire Pacific Ltd., Class A.............  $    467,713
  155,500  Wharf Holdings Ltd......................       485,022
                                                     ------------
                                                          952,735
                                                     ------------
           ELECTRIC UTILITY (0.1%):
  141,400  CLP Holdings Ltd........................       687,079
                                                     ------------
           ELECTRICAL & ELECTRONIC (0.1%):
   67,900  Johnson Electric Holdings Ltd.*.........       280,050
                                                     ------------
           ELECTRICAL EQUIPMENT (0.0%):
   65,000  Elec & Eltek International Holdings             11,561
           Ltd.....................................
                                                     ------------
           GAS UTILITY (0.1%):
  442,454  Hong Kong & China Gas Co., Ltd..........       641,559
                                                     ------------
           HOTELS & LODGING (0.0%):
   65,500  Hong Kong & Shanghai Hotels Ltd.........        55,719
   33,000  Miramar Hotel & Investment Ltd.*........        40,194
  120,000  Shangri-La Asia Ltd.....................       148,480
                                                     ------------
                                                          244,393
                                                     ------------
           INDUSTRIAL HOLDING COMPANY (0.5%):
  265,000  Hutchison Whampoa Ltd...................     2,399,431
                                                     ------------
           MANUFACTURING -- CONSUMER GOODS (0.0%):
   20,000  Varitronix International Ltd............        41,631
                                                     ------------
           REAL ESTATE (0.7%):
  133,000  Cheung Kong Holdings Ltd................     1,182,815
  378,048  Hysan Development Co., Ltd..............       570,097
  118,542  New World Development Co., Ltd. (c).....       355,231
  135,136  Sun Hung Kai Properties Ltd.............     1,232,293
                                                     ------------
                                                        3,340,436
                                                     ------------
           REAL ESTATE INVESTMENT TRUST (0.0%):
   91,100  Hang Lung Development Co................       112,721
                                                     ------------
           TELECOMMUNICATIONS (0.4%):
  864,674  Hong Kong Telecommunications Ltd........     2,245,657
                                                     ------------
           TRANSPORTATION (0.1%):
  252,000  Cathay Pacific Airways..................       386,512
                                                     ------------
                                                       12,865,991
                                                     ------------
IRELAND (0.4%):
           AIRLINES (0.0%):
    7,300  Ryanair Holdings PLC*...................        75,659
                                                     ------------
           BANKING (0.3%):
   59,879  Allied Irish Banks*.....................       787,334
                                                     ------------
           BUILDING PRODUCTS (0.1%):
   26,219  C.R.H. PLC*.............................       465,070
                                                     ------------
           CONSUMER GOODS & SERVICES (0.0%):
   29,000  Waterford Wedgewood*....................        29,907
                                                     ------------

                                   CONTINUED

                   Kent Funds
                                    INTERNATIONAL GROWTH
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

IRELAND (CONTINUED)

           DIVERSIFIED (0.0%):
    3,227  DCC PLC*................................  $     26,291
                                                     ------------
           FINANCE (0.0%):
   13,205  Irish Permanent PLC*....................       139,584
                                                     ------------
           FOOD PRODUCTS (0.0%):
   11,700  Fyffes PLC*.............................        25,338
    7,816  Greencore Group*........................        24,181
    7,300  Kerry Group PLC*........................        86,576
                                                     ------------
                                                          136,095
                                                     ------------
           HOTELS & LODGING (0.0%):
    1,900  Jurys Hotel Group PLC*..................        15,088
                                                     ------------
           INDUSTRIAL GOODS & SERVICES (0.0%):
   63,500  Smurfit (Jefferson) Group*..............       148,980
                                                     ------------
           INSURANCE (0.0%):
       37  Irish Life PLC*.........................           324
                                                     ------------
           MEDIA (0.0%):
   10,254  Independent Newspapers PLC*.............        49,172
                                                     ------------
           OIL & GAS (0.0%):
    9,100  Tullow Oil PLC*.........................         7,226
                                                     ------------
           PRINTING & PUBLISHING (0.0%):
    1,608  Clondalkin Group PLC*...................        10,779
                                                     ------------
           TRANSPORTATION & SHIPPING (0.0%):
    1,000  Irish Continental Group PLC*............        12,788
                                                     ------------
                                                        1,904,297
                                                     ------------
ITALY (3.6%):
           AGRICULTURE (0.0%):
   94,400  Parmalat Finanziaria SpA................       123,637
                                                     ------------
           AUTO PARTS (0.0%):
   72,520  Magneti Marelli SpA.....................        96,103
                                                     ------------
           AUTOMOTIVE (0.2%):
  215,538  Fiat SpA................................       682,395
   70,340  Fiat SpA di Risp., (Non-convertible)           120,053
           (c).....................................
   90,820  Fiat SpA Preferred (c)..................       145,642
                                                     ------------
                                                          948,090
                                                     ------------
           BANKING (0.6%):
  135,329  Banca Ambrosiano Veneto SpA.............       650,355
   65,650  Banca Ambrosiano Veneto SpA di Risp.,          146,916
           (Non-convertible).......................
  105,300  Banca Commerciale Italiana (c)..........       768,839
   17,100  Banca Popolare de Milano................       132,084
  264,900  Credito Italiano SpA....................     1,163,766
   11,723  Riunione Adriatica di Sicurta SpA di            98,893
           Risp., (Non-convertible)................
                                                     ------------
                                                        2,960,853
                                                     ------------
                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

ITALY (CONTINUED)

           BROADCASTING & PUBLISHING (0.1%):
   75,600  Mediaset SpA (c)........................  $    672,052
                                                     ------------
           BUILDING PRODUCTS (0.0%):
    2,090  Cementir SpA............................         2,220
   10,950  Italcementi SpA (c).....................       138,897
      900  Italcementi SpA di Risp.,                        4,511
           (Non-convertible).......................
                                                     ------------
                                                          145,628
                                                     ------------
           CHEMICALS (0.1%):
  165,340  Montedison SpA (c)......................       269,408
    6,656  Montedison SpA di Risp.,                         7,722
           (Non-convertible).......................
   84,200  Snia BPD SpA............................       105,502
      900  Snia BPD SpA di Risp.,                             706
           (Non-convertible).......................
                                                     ------------
                                                          383,338
                                                     ------------
           COMPUTER SOFTWARE (0.1%):
  124,327  Tecnost SpA*............................       317,972
                                                     ------------
           ENGINEERING (0.0%):
    7,900  Impregilo SpA*..........................         6,672
                                                     ------------
           FINANCE (0.3%):
   82,312  Banc San Paolo Torino...................     1,120,497
   36,470  Mediobanca SpA*.........................       381,747
                                                     ------------
                                                        1,502,244
                                                     ------------
           GAS & ELECTRIC UTILITY (0.1%):
   40,500  Edison SpA..............................       350,839
                                                     ------------
           GAS UTILITY (0.0%):
   44,500  Italgas SpA.............................       186,779
                                                     ------------
           INSURANCE (0.6%):
   57,663  Assicurazioni Generali (c)..............     1,998,068
  240,200  Istituto Nazionale delle Assicurazioni         557,352
           (c).....................................
   27,062  Riuniune Adriatici de Sicurta SpA.......       262,896
   10,900  Societa Assicuratrice Industriale (SAI)        112,409
           SpA.....................................
  298,200  Unione Immobiliare (c)..................       132,236
                                                     ------------
                                                        3,062,961
                                                     ------------
           JEWELRY (0.0%):
   21,300  Bulgari SpA.............................       143,219
                                                     ------------
           OFFICE EQUIPMENT & SERVICES (0.1%):
  179,696  Olivetti SpA* (c).......................       431,786
                                                     ------------
           OIL & GAS (0.7%):
  542,500  ENI SpA (c).............................     3,239,307
                                                     ------------
           PAPER PRODUCTS (0.0%):
   15,200  Burgo (Cartiere) SpA....................        97,501
                                                     ------------
           PRINTING & PUBLISHING (0.0%):
   11,400  Mondadori (Arnoldo) Editore SpA.........       197,509
                                                     ------------
           RETAIL STORES (0.0%):
   14,200  La Rinascente SpA.......................       107,488
                                                     ------------

                                   CONTINUED

                   Kent Funds
                                    INTERNATIONAL GROWTH
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

ITALY (CONTINUED)

           TELECOMMUNICATIONS (0.6%):
   19,400  Sirti SpA...............................  $     93,631
   99,760  Telecom Italia Mobile SpA...............       367,281
  379,660  Telecom Italia Mobile SpA di Risp, (Non-     2,266,978
           convertible)............................
   57,260  Telecom Italia SpA-RNC..................       310,607
                                                     ------------
                                                        3,038,497
                                                     ------------
           TEXTILE PRODUCTS (0.0%):
  115,720  Benetton Group SpA (c)..................       227,938
    4,200  Marzotto (Gaetano) & Figli SpA..........        32,658
                                                     ------------
                                                          260,596
                                                     ------------
           TIRE & RUBBER (0.1%):
  120,700  Pirelli SpA.............................       328,614
   10,600  Pirelli SpA di Risp,                            20,988
           (Non-convertible).......................
                                                     ------------
                                                          349,602
                                                     ------------
                                                       18,622,673
                                                     ------------
JAPAN (25.8%):
           APPLIANCES & HOUSEHOLD PRODUCTS (1.5%):
  148,000  Matsushita Electric Industrial Co., Ltd.     2,873,521
           (c).....................................
   13,000  Pioneer Electronic Corp.................       252,941
  137,000  Sanyo Electric Co.......................       556,891
   81,000  Sharp Corp..............................       956,987
   29,700  Sony Corp...............................     3,202,225
                                                     ------------
                                                        7,842,565
                                                     ------------
           AUTOMOTIVE (2.4%):
    3,000  Autobacs Seven Co., Ltd.................       145,742
   72,000  Honda Motor Co., Ltd....................     3,051,650
  183,000  Nissan Motor Co., Ltd.*.................       873,904
  275,000  Toyota Motor Corp. (c)..................     8,701,945
                                                     ------------
                                                       12,773,241
                                                     ------------
           BANKING (3.4%):
   32,000  77 Bank.................................       280,247
  180,000  Asahi Bank Ltd..........................       862,552
   44,000  Ashikaga Bank Ltd.*.....................        85,793
  340,000  Bank of Tokyo -- Mitsubishi Ltd. (c)....     4,840,041
   94,000  Bank of Yokohama Ltd....................       241,531
   65,000  Chiba Bank Ltd. (c).....................       240,052
  250,000  Fuji Bank Ltd. (c)......................     1,743,281
   43,000  Gunma Bank Ltd..........................       270,002
   23,000  Higo Bank...............................        94,063
   57,000  Hokuriku Bank*..........................       113,024
  192,000  Industrial Bank of Japan (c)............     1,522,851
   73,000  Joyo Bank...............................       284,072
   95,000  Mitsubishi Trust & Banking Corp.........       923,030
   99,000  Mitsui Trust & Banking Co., Ltd.........       157,862
  283,000  Sakura Bank Ltd.........................     1,073,208
   59,000  Shizuoka Bank...........................       587,874
  228,000  Sumitomo Bank Ltd. (c)..................     2,827,486
                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

JAPAN (CONTINUED)
           BANKING (CONTINUED)

  152,000  Tokai Bank (c)..........................  $    866,518
   17,000  Yamaguchi Bank..........................       153,797
                                                     ------------
                                                       17,167,284
                                                     ------------
           BREWERY (0.3%):
   37,000  Asahi Breweries Ltd.....................       460,375
   76,000  Kirin Brewery Co., Ltd..................       910,472
   25,000  Sapporo Breweries Ltd...................       110,917
                                                     ------------
                                                        1,481,764
                                                     ------------
           BROADCASTING & PUBLISHING (0.0%):
   13,000  Tokyo Broadcasting System...............       187,960
                                                     ------------
           BUILDING PRODUCTS (0.1%):
   17,000  Sanwa Shutter Corp......................        92,138
   23,000  Sumitomo Osaka Cement Co., Ltd..........        44,656
   72,400  Taiheiyo Cement Corp....................       207,564
   19,000  Tostem Corp.............................       364,974
                                                     ------------
                                                          709,332
                                                     ------------
           CHEMICALS (1.3%):
  105,000  Asahi Chemical Industry Co., Ltd........       582,099
   19,000  Daicel Chemical Industries Ltd..........        69,855
   59,000  Dainippon Ink & Chemicals Inc...........       200,833
   26,000  Kaneka Corp. (c)........................       244,886
  152,000  Mitsubishi Chemical Corp................       526,190
   42,000  Mitsubishi Gas Chemical Co..............       132,555
   10,000  Nippon Shokubai Kabushiki Kaisha Co.....        59,486
   46,000  Sekisui Chemical Co., Ltd...............       266,796
   30,000  Shin-Etsu Chemical Co., Ltd.............     1,003,832
  118,000  Sumitomo Chemical Co....................       541,078
   65,000  Takeda Chemical Industries..............     3,012,736
   45,000  Tosoh Corp..............................       125,665
   63,000  Ube Industries Ltd......................       135,852
                                                     ------------
                                                        6,901,863
                                                     ------------
           CONSTRUCTION (0.3%):
   39,000  Daiwa House Industry Co., Ltd...........       410,183
   13,000  Okumura Corp............................        48,333
   53,000  Sekisui House Ltd.......................       571,878
   59,000  Shimizu Corp. (c).......................       230,080
   72,000  Taisei Corp.............................       158,234
                                                     ------------
                                                        1,418,708
                                                     ------------
           CONSUMER GOODS & SERVICES (0.1%):
   22,000  Nippon Sheet Glass Co., Ltd.............        78,340
   31,000  Toto Ltd................................       239,474
                                                     ------------
                                                          317,814
                                                     ------------
           COSMETICS/PERSONAL CARE (0.3%):
   46,000  Kao Corp................................     1,292,176
   15,000  Lion Corp...............................        61,965
   31,000  Shiseido Co., Ltd.......................       464,605
                                                     ------------
                                                        1,818,746
                                                     ------------

                                   CONTINUED

                   Kent Funds
                                    INTERNATIONAL GROWTH
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

JAPAN (CONTINUED)

           DATA PROCESSING & REPRODUCTION (0.5%):
  137,000  Fujitsu Ltd. (c)........................  $  2,756,160
                                                     ------------
           DISTRIBUTION (0.1%):
  106,000  Itochu Corp.*...........................       263,607
                                                     ------------
           DIVERSIFIED (0.0%):
   18,000  Yamaha Corp.............................       216,382
                                                     ------------
           ELECTRIC UTILITY (0.8%):
   71,800  Kansai Electric Power Co., Inc..........     1,364,386
   37,500  Tohoku Electric Power...................       567,599
   98,900  Tokyo Electric Power Co.................     2,087,719
                                                     ------------
                                                        4,019,704
                                                     ------------
           ELECTRICAL & ELECTRONIC (0.6%):
   23,000  Casio Computer Co., Ltd.................       174,824
   14,000  Kyocera Corp............................       821,242
  156,000  Mitsubishi Electric Corp................       599,325
   22,000  Omron Corp..............................       381,704
    8,000  Rohm Co., Ltd...........................     1,252,518
                                                     ------------
                                                        3,229,613
                                                     ------------
           ELECTRICAL EQUIPMENT (0.2%):
   16,000  Alps Electric Co., Ltd. (c).............       374,764
    6,000  SMC Corp. (c)...........................       671,700
   10,000  Taiyo Yuden Co., Ltd....................       164,083
                                                     ------------
                                                        1,210,547
                                                     ------------
           ELECTRONIC COMPONENTS/INSTRUMENTS (1.2%):
    7,600  Advantest Corp..........................       835,122
   17,100  Fanuc Ltd...............................       918,321
    3,000  Hirose Electric Co., Ltd................       311,312
  239,000  Hitachi Ltd.............................     2,241,190
  115,000  NEC Corp................................     1,429,945
   13,000  Nitto Denko Corp. (c)...................       272,811
   23,000  Yokogawa Electric Corp..................       135,868
                                                     ------------
                                                        6,144,569
                                                     ------------
           ENERGY (0.0%):
   90,000  Japan Energy Corp.......................       105,588
                                                     ------------
           ENGINEERING (0.3%):
    7,000  Daito Trust Construction Co., Ltd.......        78,076
   72,000  Kajima Corp. (c)........................       261,740
   18,000  Kandenko Co., Ltd.......................       110,347
  115,000  Kawasaki Heavy Industries Ltd...........       311,642
   23,000  Kinden Corp.............................       247,984
   25,000  Nishimatsu Construction (c).............       143,346
   56,000  Obayashi Corp...........................       281,767
                                                     ------------
                                                        1,434,902
                                                     ------------
           ENTERTAINMENT (0.1%):
    4,000  NAMCO...................................       107,406
                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

JAPAN (CONTINUED)
           ENTERTAINMENT (CONTINUED)

    1,700  Toho Co.................................  $    248,603
   14,000  Tokyo Dome Corp.*.......................        81,199
                                                     ------------
                                                          437,208
                                                     ------------
           FINANCE (0.7%):
   11,000  Acom Co., Ltd...........................       949,716
   97,000  Daiwa Securities Co., Ltd. (c)..........       641,131
  143,000  Nomura Securities Co., Ltd..............     1,674,136
   24,000  Orient Corp.............................        69,797
    5,000  Orix Corp...............................       446,148
                                                     ------------
                                                        3,780,928
                                                     ------------
           FOOD & HOUSEHOLD PRODUCTS (0.2%):
   48,000  Ajinomoto Co., Inc......................       547,274
   20,000  Nippon Meat Packers Inc.................       261,079
   12,000  Nissin Food Products Co., Ltd...........       292,475
                                                     ------------
                                                        1,100,828
                                                     ------------
           FOOD PRODUCTS (0.2%):
   51,000  Daiei Inc.* (c).........................       174,444
   10,000  House Foods Industry....................       147,394
   12,000  Itoham Foods............................        48,779
   15,000  Kikkoman Corp. (c)......................       127,028
   15,000  Meiji Milk Products Co., Ltd............        53,662
    8,000  QP Corp.................................        57,503
   23,000  Snow Brand Milk Products Co., Ltd.......       112,305
   19,000  Yamazaki Baking Co., Ltd................       235,781
                                                     ------------
                                                          956,896
                                                     ------------
           FOREST PRODUCTS (0.2%):
   70,000  Nippon Paper Industries Co..............       364,932
   76,000  Oji Paper Co., Ltd......................       439,538
   12,000  Sumitomo Forestry Co., Ltd..............        93,394
    6,000  Uni-Charm...............................       260,253
                                                     ------------
                                                        1,158,117
                                                     ------------
           GAS UTILITY (0.2%):
  184,000  Osaka Gas Co., Ltd......................       624,805
  204,000  Tokyo Gas Co., Ltd......................       502,263
                                                     ------------
                                                        1,127,068
                                                     ------------
           HEALTH & PERSONAL CARE (0.2%):
   33,000  Kyowa Hakko Kogyo Co....................       188,944
   34,000  Sankyo Co., Ltd.........................       856,768
                                                     ------------
                                                        1,045,712
                                                     ------------
           HEALTH CARE (0.1%):
    8,000  Hoya Corp...............................       451,435
                                                     ------------
           HOTELS & LODGING (0.0%):
   11,000  Fujita Kanko Inc........................       104,514
                                                     ------------
           INDUSTRIAL GOODS & SERVICES (0.8%):
   60,000  Bridgestone Corp........................     1,814,335
   65,000  Denso Corp..............................     1,321,093

                                   CONTINUED

                   Kent Funds
                                    INTERNATIONAL GROWTH
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

JAPAN (CONTINUED)
           INDUSTRIAL GOODS & SERVICES (CONTINUED)

   17,000  Inax Corp...............................  $    103,795
   30,000  NGK Insulators Ltd......................       313,295
   19,000  NGK Spark Plug Co., Ltd. (c)............       195,437
   54,000  Sumitomo Electric Industries Ltd........       613,899
                                                     ------------
                                                        4,361,854
                                                     ------------
           INSURANCE (0.4%):
   65,000  Mitsui Marine & Fire Insurance Co.,            319,533
           Ltd.....................................
   34,000  Nichido Fire & Marine Insurance Co.,           175,006
           Ltd.....................................
   48,000  Nippon Fire & Marine Insurance Co.......       162,596
   55,000  Sumitomo Marine & Fire Insurance Co.....       331,719
  113,000  Tokio Marine & Fire Insurance Co........     1,227,690
                                                     ------------
                                                        2,216,544
                                                     ------------
           JEWELRY (0.0%):
   23,000  Citizen Watch Co., Ltd..................       199,527
                                                     ------------
           LEASING (0.1%):
   32,000  Yamato Transport Co., Ltd...............       557,850
                                                     ------------
           MACHINE-DIVERSIFIED (0.1%):
    7,000  Komori Corp.............................       126,078
   10,000  Kurita Water Industries Ltd.............       179,285
   22,000  Toyoda Automatic Loom Works (c).........       373,525
                                                     ------------
                                                          678,888
                                                     ------------
           MACHINERY & EQUIPMENT (0.8%):
   22,000  Amada Co., Ltd..........................       155,408
   14,000  Brother Industries Ltd..................        48,234
   23,000  Daikin Industries Ltd...................       266,986
   21,000  Ebara Corp..............................       249,669
   71,000  Komatsu Ltd.............................       453,443
   10,000  Koyo Seiko Co., Ltd.....................        87,164
  116,000  Kubota Corp.............................       346,938
   34,000  Minebea Co., Ltd........................       379,226
  245,000  Mitsubishi Heavy Industries Ltd.........       993,876
    5,000  Mori Seiki Co...........................        68,161
   40,000  NSK Ltd.................................       219,439
   33,000  NTN Corp................................       112,603
   13,000  Tokyo Electron Ltd......................       881,802
                                                     ------------
                                                        4,262,949
                                                     ------------
           MANUFACTURING -- CAPITAL GOODS (0.3%):
   31,000  Fujikura Ltd............................       148,038
   10,000  Kokuyo Co...............................       161,109
   14,000  Makita Corp.............................       158,349
   17,000  Murata Manufacturing Co., Ltd...........     1,118,014
    8,000  Noritake Co., Ltd.......................        41,640
    7,000  Takara Standard Co......................        43,954
                                                     ------------
                                                        1,671,104
                                                     ------------
           MANUFACTURING -- CONSUMER GOODS (0.8%):
   64,000  Canon Inc...............................     1,840,112
   38,000  Fuji Photo Film Co., Ltd................     1,437,917
   30,000  Konica Corp.............................       123,682
                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

JAPAN (CONTINUED)
           MANUFACTURING -- CONSUMER GOODS (CONTINUED)

   27,000  Nikon Corp..............................  $    441,686
    8,700  Sega Enterprises Ltd. (c)...............       115,079
   12,000  Shimano Inc.............................       284,047
                                                     ------------
                                                        4,242,523
                                                     ------------
           MEDICAL SUPPLIES (0.1%):
   23,000  Olympus Optical Co., Ltd................       339,956
                                                     ------------
           MERCHANDISING (0.6%):
   30,000  Ito-Yokado Co., Ltd.....................     2,007,664
   24,000  JUSCO Co., Ltd..........................       436,233
   28,000  Marui Co., Ltd..........................       462,672
                                                     ------------
                                                        2,906,569
                                                     ------------
           METALS (0.4%):
  236,000  Kawasaki Steel Corp.....................       440,662
   80,000  Mitsubishi Materials Corp.*.............       179,120
  494,000  Nippon Steel Corp.......................     1,146,881
  280,000  NKK Corp.*..............................       229,022
  264,000  Sumitomo Metal Industries Ltd.*.........       329,356
                                                     ------------
                                                        2,325,041
                                                     ------------
           METALS & MINING (0.1%):
   83,000  Hitachi Zosen Corp.*....................       100,119
   43,000  Mitsui Mining & Smelting Co. (c)........       222,041
   41,000  Sumitomo Metal Mining Co................       169,371
                                                     ------------
                                                          491,531
                                                     ------------
           MISCELLANEOUS MATERIALS & COMMODITIES (0.1%):
   86,000  Asahi Glass Co., Ltd....................       557,767
                                                     ------------
           OIL & GAS (0.1%):
   53,000  Cosmo Oil Co., Ltd......................        97,211
  107,800  Nippon Oil Co., Ltd.....................       454,228
                                                     ------------
                                                          551,439
                                                     ------------
           PACKAGING (0.1%):
   17,000  Toyo Seikan Kaisha Ltd..................       382,035
                                                     ------------
           PHARMACEUTICALS (0.6%):
   18,000  Chugai Pharmaceutical Co., Ltd..........       193,926
   20,000  Dai-Ichi Pharmaceuticals................       310,320
   22,000  Eisai Co., Ltd..........................       433,507
    3,000  Kissei Pharmaceutical Co., Ltd..........        59,610
   29,000  Meiji Seika Co..........................       162,208
   26,000  Shionogi & Co., Ltd.....................       205,575
   26,000  Taisho Pharmacuetical Co................       859,247
   25,000  Yamanouchi Pharmaceutical Co., Ltd......       956,326
                                                     ------------
                                                        3,180,719
                                                     ------------
           PRINTING & PUBLISHING (0.3%):
   56,000  Dai Nippon Printing Co., Ltd............       895,269
   52,000  Toppan Printing Co., Ltd................       580,422
                                                     ------------
                                                        1,475,691
                                                     ------------

                                   CONTINUED

                   Kent Funds
                                    INTERNATIONAL GROWTH
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

JAPAN (CONTINUED)

           REAL ESTATE (0.3%):
   95,000  Mitsubishi Estate Co., Ltd. (c).........  $    926,955
   60,000  Mitsui Fudosan Co., Ltd.................       485,805
                                                     ------------
                                                        1,412,760
                                                     ------------
           RETAIL STORES (0.2%):
    5,000  Aoyama Trading Co., Ltd.................       157,804
   14,000  Daimuru Inc.............................        68,475
   16,000  Hankyu Department Stores Co.............       106,150
   19,000  Isetan Co...............................       163,728
   34,000  Mitsukoshi Ltd.* (c)....................       147,758
   23,000  Mycal Corp..............................       144,420
    5,000  Skylark Co., Ltd........................       107,406
   22,000  Takashimaya Co., Ltd....................       210,300
                                                     ------------
                                                        1,106,041
                                                     ------------
           RETAIL -- GENERAL MERCHANDISE (0.1%):
   14,300  Credit Saison Co., Ltd..................       298,911
                                                     ------------
           RETAIL-SPECIAL LINE (0.0%):
    2,000  Shimachu Co.............................        44,284
   14,000  Uny Co., Ltd............................       210,516
                                                     ------------
                                                          254,800
                                                     ------------
           SERVICES (0.2%):
    9,000  Secom Co., Ltd..........................       936,910
                                                     ------------
           STORAGE (0.0%):
   15,000  Mitsubishi Logistics Corp...............       168,669
                                                     ------------
           TELECOMMUNICATIONS (2.1%):
   11,000  Nippon Comsys Corp. (c).................       178,583
      951  Nippon Telegraph & Telephone Corp.......    11,078,590
                                                     ------------
                                                       11,257,173
                                                     ------------
           TEXTILE PRODUCTS (0.4%):
   30,000  Kuraray Co., Ltd........................       360,884
   54,000  Mitsubishi Rayon Co., Ltd...............       153,921
   21,000  Nisshinbo Industries Inc................        95,600
   15,000  Onward Kashiyama Co., Ltd...............       164,827
   76,000  Teijin Ltd..............................       307,677
    5,000  Tokyo Style.............................        53,703
  102,000  Toray Industries Inc....................       510,689
   49,000  Toyobo Ltd..............................        74,085
   14,000  Wacoal Corp.............................       142,503
                                                     ------------
                                                        1,863,889
                                                     ------------
           TOBACCO (0.0%):
   11,000  Takara Shuzo............................        89,700
                                                     ------------
           TRANSPORTATION (0.8%):
      296  East Japan Railway Co...................     1,589,607
   72,000  Hankyu Corp.............................       285,535
  130,000  Japan Airlines Co. (c)..................       429,624
  118,000  Kinki Nippon Railway Co.................       580,074
   68,000  Nagoya Railroad Co., Ltd................       223,603
                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

JAPAN (CONTINUED)
           TRANSPORTATION (CONTINUED)

   44,000  Nankai Electric Railway Co..............  $    203,939
   79,000  Nippon Express Co., Ltd.................       473,206
   55,000  Odakyu Electric Railway Co..............       184,036
   64,000  Tobu Railway Co., Ltd...................       181,367
   82,000  Tokyu Corp..............................       206,632
                                                     ------------
                                                        4,357,623
                                                     ------------
           TRANSPORTATION & SHIPPING (0.2%):
   23,000  Kamigumi Co., Ltd.......................       118,006
   30,000  Kawasaki Kisen Kaisha Ltd...............        64,691
   38,000  Keihin Electric Express Railway Co.,           125,582
           Ltd.....................................
   83,000  Mitsui OSK Lines Ltd....................       178,294
   89,000  Nippon Yusen Kabushiki Kaisha...........       342,659
    8,000  Seino Transportation (c)................        47,589
                                                     ------------
                                                          876,821
                                                     ------------
           WHOLESALE & INTERNATIONAL TRADE (0.5%):
  112,000  Marubeni Corp...........................       234,112
  114,000  Mitsubishi Corp.........................       772,331
  116,000  Mitsui & Co., Ltd.......................       808,883
   78,000  Sumitomo Corp...........................       570,325
                                                     ------------
                                                        2,385,651
                                                     ------------
           WIRE & CABLE PRODUCTS (0.0%):
   47,000  Furukawa Electric Co., Ltd..............       215,514
                                                     ------------
                                                      135,789,504
                                                     ------------
MALAYSIA (1.1%):
           AGRICULTURE (0.0%):
  130,000  Golden Hope Plantations Berhad..........       100,429
   37,500  Highlands & Lowlands Berhad.............        23,638
   52,000  IOI Corp. Berhad*.......................        29,698
   79,000  Kuala Lumpur Kepong Berhad..............        97,349
                                                     ------------
                                                          251,114
                                                     ------------
           AUTOMOTIVE (0.0%):
   13,000  Ederan Otomobil.........................        43,745
   19,200  Oriental Holdings.......................        47,319
   33,000  Perusahaan Otomobil Nasional Berhad.....        68,818
   41,000  Tan Chong Motors*.......................        21,569
                                                     ------------
                                                          181,451
                                                     ------------
           BANKING (0.4%):
   24,000  AMMB Holdings Berhad*...................        55,167
   48,000  Commerce Asset Holdings Berhad..........       106,922
  343,000  Malayan Banking Berhad..................       926,613
  213,600  Public Bank Berhad......................       201,458
  187,000  RHB Capital Berhad*.....................       217,139
                                                     ------------
                                                        1,507,299
                                                     ------------
           BEVERAGES & TOBACCO (0.0%):
   18,000  Guinness Anchor.........................        17,830
                                                     ------------

                                   CONTINUED

                   Kent Funds
                                    INTERNATIONAL GROWTH
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

MALAYSIA (CONTINUED)

           BUILDING PRODUCTS (0.0%):
   15,000  Jaya Tiasa Holdings Berhad*.............  $     27,549
  113,000  Malayan United Industries*..............        26,242
                                                     ------------
                                                           53,791
                                                     ------------
           CHEMICALS (0.0%):
    8,000  Malaysian Oxygen Berhad.................        17,062
                                                     ------------
           DIVERSIFIED (0.1%):
   60,000  Malaysian Resources*....................        36,257
   58,000  Multi-Purpose Holdings Berhad*..........        30,925
   22,500  Perlis Plantations Berhad...............        23,674
  247,040  Sime Darby Berhad.......................       291,538
  132,500  YTL Corp. Berhad*.......................       251,192
                                                     ------------
                                                          633,586
                                                     ------------
           ELECTRIC UTILITY (0.2%):
  327,000  Tenaga Nasional Berhad*.................       678,040
                                                     ------------
           ELECTRICAL & ELECTRONIC (0.0%):
   12,000  Malaysian Pacific.......................        30,143
                                                     ------------
           ENERGY (0.0%):
   16,000  UMW Holdings Berhad.....................        32,418
                                                     ------------
           ENGINEERING (0.0%):
  180,000  Amsteel Corp. Berhad....................        39,669
    6,300  Silverstone Berhad*.....................             0
   46,000  Time Engineering Berhard*...............        15,370
   49,326  United Engineers (Malaysia) Ltd.*.......        76,563
                                                     ------------
                                                          131,602
                                                     ------------
           ENTERTAINMENT (0.1%):
   38,000  Berjaya Land Berhad*....................        21,972
  141,000  Magnum Corp. Berhad.....................        92,555
  118,000  Resorts World Berhad....................       250,268
                                                     ------------
                                                          364,795
                                                     ------------
           FINANCE (0.0%):
   48,000  MBf Capital Berhad*.....................        11,716
   23,000  Rashid Hussain Berhad*..................        24,309
                                                     ------------
                                                           36,025
                                                     ------------
           FOOD PRODUCTS (0.0%):
   26,000  Nestle (Malaysia) Berhad................        92,420
                                                     ------------
           METALS & MINING (0.0%):
   92,400  Malaysia Mining Corp. Berhad............        45,982
                                                     ------------
           OIL & GAS (0.0%):
   17,500  Shell Refining Co. (Malaysia) Berhad....        20,943
                                                     ------------
           PRINTING & PUBLISHING (0.0%):
   11,000  New Straits Time Press*.................        22,548
                                                     ------------
                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

MALAYSIA (CONTINUED)

           TELECOMMUNICATIONS (0.3%):
   47,000  Technology Resources Industries           $     34,527
           Berhad..................................
  351,000  Telekom Malaysia Berhad.................     1,181,122
                                                     ------------
                                                        1,215,649
                                                     ------------
           TOBACCO (0.0%):
   15,000  RJ Reynolds.............................        15,782
   29,300  Rothmans of Pall Mall (Malaysia)               199,621
           Berhad..................................
                                                     ------------
                                                          215,403
                                                     ------------
           TRANSPORTATION (0.0%):
   47,000  Malaysian Airlines......................        57,916
   91,000  Malaysian International Shipping........       149,874
                                                     ------------
                                                          207,790
                                                     ------------
                                                        5,755,891
                                                     ------------
NETHERLANDS (5.2%):
           BANKING (0.4%):
   91,835  ABN Amro Holding NV.....................     1,988,847
                                                     ------------
           BEVERAGES & TOBACCO (0.2%):
   19,937  Heineken NV.............................     1,020,829
                                                     ------------
           BROADCASTING & PUBLISHING (0.1%):
   48,430  Elsevier NV.............................       561,876
                                                     ------------
           CHEMICALS (0.1%):
   18,132  Akzo Nobel NV...........................       762,921
                                                     ------------
           COMPUTER SOFTWARE (0.0%):
    6,708  Getronics NV............................       258,033
                                                     ------------
           ELECTRONICS (0.4%):
   21,381  Philips Electronics NV..................     2,109,030
                                                     ------------
           FINANCE (0.6%):
   58,883  ING Groep NV............................     3,188,035
                                                     ------------
           FOOD PRODUCTS (0.5%):
   36,270  Unilever NV - CVA.......................     2,444,370
                                                     ------------
           INSURANCE (0.4%):
   27,594  Aegon NV................................     2,001,947
                                                     ------------
           OIL & GAS (1.5%):
  145,400  Royal Dutch Petroleum Co................     8,516,998
                                                     ------------
           PRINTING & PUBLISHING (0.2%):
    6,216  Oce NV..................................       158,337
   18,000  Wolters Kluwer CVA......................       716,528
                                                     ------------
                                                          874,865
                                                     ------------
           RETAIL-SPECIAL LINE (0.3%):
   38,917  Ahold...................................     1,340,478
                                                     ------------
           TELECOMMUNICATIONS (0.3%):
   30,605  KPN NV..................................     1,436,077
                                                     ------------

                                   CONTINUED

                   Kent Funds
                                    INTERNATIONAL GROWTH
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

NETHERLANDS (CONTINUED)

           TRANSPORTATION (0.2%):
   10,159  KLM Royal Dutch Air Lines NV............  $    287,586
   30,417  TNT Post Group NV.......................       726,174
                                                     ------------
                                                        1,013,760
                                                     ------------
                                                       27,518,066
                                                     ------------
NEW ZEALAND (0.2%):
           APPLIANCES & HOUSEHOLD PRODUCTS (0.0%):
    8,949  Fisher & Paykel Industries Ltd..........        28,454
                                                     ------------
           BEVERAGES & TOBACCO (0.0%):
   41,300  Lion Nathan Ltd.........................        98,923
                                                     ------------
           FOREST PRODUCTS (0.0%):
  130,281  Carter Holt Harvey Ltd..................       156,027
                                                     ------------
           TELECOMMUNICATIONS (0.2%):
  131,965  Telecom Corp. of New Zealand Ltd. (c)...       566,440
                                                     ------------
                                                          849,844
                                                     ------------
NORWAY (0.4%):
           BANKING (0.1%):
   48,900  Christiania Bank Og Kreditkasse.........       175,791
   37,000  Den Norske Bank ASA.....................       122,202
                                                     ------------
                                                          297,993
                                                     ------------
           CHEMICALS (0.0%):
    1,000  Dyno Industrier ASA.....................        18,038
                                                     ------------
           DIVERSIFIED (0.2%):
   18,650  Norsk Hydro ASA (c).....................       703,618
                                                     ------------
           ELECTRIC UTILITY (0.0%):
   15,650  Hafslund ASA, Series A..................       104,370
   10,326  Hafslund ASA, Series B..................        42,761
                                                     ------------
                                                          147,131
                                                     ------------
           FOREST PRODUCTS (0.0%):
    3,200  Norske Skogindustrier ASA -- Class A....       117,883
                                                     ------------
           INDUSTRIAL GOODS & SERVICES (0.0%):
    1,200  Unitor ASA..............................        10,366
                                                     ------------
           INSURANCE (0.0%):
   24,100  Storebrand ASA*.........................       162,254
                                                     ------------
           MANUFACTURING -- CONSUMER GOODS (0.0%):
   14,800  Orkla ASA -- Class A....................       230,303
                                                     ------------
           OIL & GAS (0.1%):
   10,500  Aker RGI ASA, Series A..................       142,717
    2,100  Aker RGI ASA, Series B..................        26,143
    9,700  Petroleum Geo-Services ASA*.............       146,013
                                                     ------------
                                                          314,873
                                                     ------------
                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

NORWAY (CONTINUED)

           TRANSPORTATION (0.0%):
    2,200  Leif Hoegh & Co. ASA....................  $     27,946
                                                     ------------
                                                        2,030,405
                                                     ------------
PORTUGAL (0.4%):
           BANKING (0.1%):
   13,300  Banco Commercial Portuguese.............       344,681
    7,900  Banco Espirito Santo....................       183,798
                                                     ------------
                                                          528,479
                                                     ------------
           ELECTRICAL & ELECTRONIC (0.2%):
   41,000  Electricidade De Portugal...............       738,246
                                                     ------------
           FOOD PRODUCTS (0.0%):
    6,300  Jeronimo Martins, SGPS, SA..............       208,100
                                                     ------------
           TELECOMMUNICATIONS (0.1%):
   13,000  Portugal Telecom SA.....................       528,889
                                                     ------------
           TRANSPORTATION (0.0%):
    4,000  Brisa Auto-Estradas.....................       165,004
                                                     ------------
                                                        2,168,718
                                                     ------------
SINGAPORE (1.1%):
           BANKING (0.5%):
   77,375  Development Bank Of Singapore Ltd.             945,334
           (c).....................................
   65,676  Oversea-Chinese Banking Corp., Ltd......       547,793
  117,350  United Overseas Bank Ltd................       820,260
                                                     ------------
                                                        2,313,387
                                                     ------------
           FINANCE (0.0%):
   29,600  Haw Par Brothers International Ltd......        50,421
                                                     ------------
           HOTELS & LODGING (0.0%):
    1,400  Overseas Union Enterprise Ltd...........         4,441
    1,100  Shangri-La Hotel Ltd....................         2,649
                                                     ------------
                                                            7,090
                                                     ------------
           PRINTING & PUBLISHING (0.1%):
   31,472  Singapore Press Holdings Ltd.*..........       541,643
                                                     ------------
           REAL ESTATE (0.1%):
   67,600  City Developments Ltd...................       432,807
  115,000  DBS Land Ltd............................       229,667
   52,000  United Overseas Land Ltd................        58,644
                                                     ------------
                                                          721,118
                                                     ------------
           STEEL (0.0%):
   60,750  NatSteel Ltd............................       106,337
                                                     ------------
           TELECOMMUNICATIONS (0.2%):
  519,000  Singapore Telecommunications Ltd.*             890,167
           (c).....................................
                                                     ------------
           TRANSPORTATION (0.1%):
   80,000  Singapore Airlines Ltd.*................       761,248
                                                     ------------

                                   CONTINUED

                   Kent Funds
                                    INTERNATIONAL GROWTH
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

SINGAPORE (CONTINUED)

           TRANSPORTATION & SHIPPING (0.1%):
   79,000  Keppel Corp.............................  $    269,139
                                                     ------------
                                                        5,660,550
                                                     ------------
SPAIN (2.9%):
           AGRICULTURE (0.0%):
    4,500  Azucarera Ebro Agricolas SA.............        68,868
                                                     ------------
           BANKING (0.7%):
  246,320  Banco Santander Central Hispanoamericano     2,565,635
           SA......................................
   32,700  Corporation Bancaria De Espana SA.......       744,933
                                                     ------------
                                                        3,310,568
                                                     ------------
           BANKING & FINANCE (0.4%):
  133,923  Banco Bilbao Vizcaya....................     1,934,939
    2,460  Portland Valoerrivass...................        77,376
                                                     ------------
                                                        2,012,315
                                                     ------------
           BEVERAGES & TOBACCO (0.1%):
    1,650  El Aguila SA*...........................        15,791
   12,330  Tabacalera SA -- Class A (c)............       249,226
                                                     ------------
                                                          265,017
                                                     ------------
           BUILDING PRODUCTS (0.0%):
    5,400  Uralita SA..............................        45,386
                                                     ------------
           CHEMICALS (0.0%):
      700  Ercros SA*..............................           570
                                                     ------------
           COMMERCIAL SERVICES (0.0%):
      500  Prosegur, CIA de Seguridad SA...........         5,579
                                                     ------------
           CONSTRUCTION (0.1%):
    3,300  ACS, Actividades de Construccion y              94,473
           Servicios SA............................
    4,108  Fomento de Construcciones y Contratas          235,124
           SA......................................
                                                     ------------
                                                          329,597
                                                     ------------
           ENGINEERING (0.1%):
   16,863  Autopistas Concesionaria Espanola SA....       197,381
   11,700  Grupo Dragados SA.......................       137,189
                                                     ------------
                                                          334,570
                                                     ------------
           FOOD PRODUCTS (0.0%):
   14,400  Telepizza SA*...........................        74,549
    2,564  Viscofan Industria Navarra de Envolturas        29,086
           Celulosicassa SA........................
                                                     ------------
                                                          103,635
                                                     ------------
           GAS & ELECTRIC UTILITY (0.6%):
   63,480  Endesa SA (c)...........................     1,353,820
   10,024  Gas Natural SDG SA*.....................       728,793
   59,924  Iberdrola SA (c)........................       912,757
   20,366  Union Electrica Fenosa SA (c)...........       266,317
                                                     ------------
                                                        3,261,687
                                                     ------------
                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

SPAIN (CONTINUED)

           HOTELS & LODGING (0.0%):
    2,700  Sol Melia SA*...........................  $    114,023
                                                     ------------
           INDUSTRIAL HOLDING COMPANY (0.0%):
      975  Corporacion Financiara Alba SA..........       157,862
                                                     ------------
           INSURANCE (0.0%):
    4,700  Corporacion Mapfre......................        95,728
                                                     ------------
           MACHINERY & EQUIPMENT (0.0%):
    4,216  Zardoya Otis SA.........................       105,870
                                                     ------------
           METALS (0.0%):
    3,900  Acerinox SA (c).........................       114,023
                                                     ------------
           OIL & GAS (0.2%):
   59,994  Repsol SA (c)...........................     1,225,030
                                                     ------------
           PAPER PRODUCTS (0.0%):
    3,493  Reno de Medici SpA*.....................         8,213
                                                     ------------
           REAL ESTATE (0.0%):
    4,268  Metrovacesa SA*.........................        83,584
    8,683  Vallehermoso SA.........................        84,083
                                                     ------------
                                                          167,667
                                                     ------------
           TELECOMMUNICATIONS (0.7%):
   69,487  Telefonica de Espana*...................     3,347,244
                                                     ------------
           WATER UTILITY (0.0%):
    3,100  Aquas De Barcelona*.....................       161,446
       47  Sociedad General de Aguas de Barcelona           2,423
           SA......................................
                                                     ------------
                                                          163,869
                                                     ------------
                                                       15,237,321
                                                     ------------
SWEDEN (2.2%):
           AUTOMOTIVE (0.2%):
   11,300  Volvo AB, Series A......................       325,639
   18,300  Volvo AB, Series B......................       530,591
                                                     ------------
                                                          856,230
                                                     ------------
           BANKING & FINANCE (0.3%):
   31,500  ForeningsSparbanken AB..................       444,615
   35,400  Skandiaviska Enskilda Banken, Series           412,221
           A.......................................
   39,000  Svenska Handelsbanken, Series A.........       467,904
    3,600  Svenska Handlesbanken, Series B.........        39,804
                                                     ------------
                                                        1,364,544
                                                     ------------
           CHEMICALS (0.0%):
    7,400  Aga AB, Series A........................        92,263
    8,900  Aga AB, Series B........................       109,919
                                                     ------------
                                                          202,182
                                                     ------------
           COMPUTER HARDWARE MANUFACTURING (0.0%):
    5,800  WM-Data AB, Series B....................       221,037
                                                     ------------

                                   CONTINUED

                   Kent Funds
                                    INTERNATIONAL GROWTH
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

SWEDEN (CONTINUED)

           CONSUMER GOODS & SERVICES (0.1%):
   19,600  Securitas AB, Series B..................  $    292,787
                                                     ------------
           ENGINEERING (0.2%):
   40,200  ABB AB, Series A........................       534,313
   28,500  ABB AB, Series B........................       377,129
    6,500  Skanska AB, Series B....................       245,038
                                                     ------------
                                                        1,156,480
                                                     ------------
           FINANCE (0.0%):
    5,800  Om Gruppen AB...........................        65,492
                                                     ------------
           FOREST PRODUCTS (0.1%):
      700  Korsnas AB, Series B....................         9,757
   11,900  Svenska Cellusoa AB, Series B...........       307,937
                                                     ------------
                                                          317,694
                                                     ------------
           HEALTH & PERSONAL CARE (0.0%):
      196  TeleLarm Care AB*.......................         2,271
                                                     ------------
           INDUSTRIAL GOODS & SERVICES (0.1%):
   14,900  Sandvik AB, Series A....................       325,104
                                                     ------------
           INSURANCE (0.1%):
   30,800  Skandia Forsakrings AB..................       576,023
                                                     ------------
           MACHINERY & EQUIPMENT (0.1%):
   10,050  Atlas Copco AB, Series A................       273,659
      500  Atlas Copco AB, Series B................        13,409
                                                     ------------
                                                          287,068
                                                     ------------
           MANUFACTURING -- CONSUMER GOODS (0.1%):
   22,000  Electrolux AB, Series B.................       460,611
                                                     ------------
           METALS & MINING (0.0%):
    3,110  Boliden Ltd.*...........................         7,133
    7,960  Trelleborg AB, Series B.................        70,221
                                                     ------------
                                                           77,354
                                                     ------------
           OFFICE EQUIPMENT & SERVICES (0.0%):
      300  Esselte AB, Series B....................         3,105
      300  Meto AG*................................         1,486
                                                     ------------
                                                            4,591
                                                     ------------
           REAL ESTATE (0.0%):
    6,500  Drott AB................................        52,754
                                                     ------------
           RETAIL -- SPECIAL LINE (0.2%):
   49,600  Hennes & Mauritz AB, Series B...........     1,225,160
                                                     ------------
           TELECOMMUNICATIONS (0.7%):
    7,300  Netcom AB, Series B*....................       245,573
  123,800  Telefonaktiebolaget LM Ericsson, Series      3,968,068
           B.......................................
                                                     ------------
                                                        4,213,641
                                                     ------------
                                                       11,701,023
                                                     ------------
                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)
SWITZERLAND (6.0%):
           AIRLINES (0.0%):
    1,100  SAirGroup...............................  $    230,318
                                                     ------------
           BUILDING PRODUCTS (0.2%):
      700  Holderbank Financiere Glarus AG -- Class       222,888
           A.......................................
      542  Holderbank Financiere Glarus AG -- Class       639,764
           B.......................................
                                                     ------------
                                                          862,652
                                                     ------------
           COMMERCIAL SERVICES (0.1%):
    1,144  Adecco SA...............................       612,993
                                                     ------------
           DIVERSIFIED (0.3%):
      704  ABB AG, Bearer Shares...................     1,041,561
      579  Alusuisse-Lonza Holding AG,                    674,872
           Registered*.............................
                                                     ------------
                                                        1,716,433
                                                     ------------
           ELECTRONIC COMPONENTS/INSTRUMENTS (0.1%):
      285  The Swatch Group AG, Bearer.............       191,762
    1,100  The Swatch Group AG, Registered.........       157,083
                                                     ------------
                                                          348,845
                                                     ------------
           FINANCE (1.2%):
   14,820  Credit Suisse Group, Registered.........     2,564,395
   12,842  UBS AG, Registered......................     3,832,967
                                                     ------------
                                                        6,397,362
                                                     ------------
           FOOD PRODUCTS (0.8%):
    2,465  Nestle SA, Registered (c)...............     4,441,344
                                                     ------------
           INSURANCE (0.7%):
      927  Swiss Reinsurance Co., Registered.......     1,765,045
    2,940  Zurich Allied AG........................     1,671,799
                                                     ------------
                                                        3,436,844
                                                     ------------
           MANUFACTURING -- CONSUMER GOODS (0.0%):
      281  Sulzer AG, Registered...................       170,814
                                                     ------------
           PHARMACEUTICALS (2.4%):
    3,990  Novartis AG, Registered.................     5,826,754
      436  Roche Holding AG........................     4,481,750
      133  Roche Holding AG, Bearer................     2,190,161
                                                     ------------
                                                       12,498,665
                                                     ------------
           TELECOMMUNICATIONS (0.2%):
    2,500  Swisscom AG, Registered.................       940,763
                                                     ------------
                                                       31,657,033
                                                     ------------
UNITED KINGDOM (19.3%):
           AEROSPACE (0.1%):
   25,464  Smiths Industries PLC...................       338,572
                                                     ------------
           AEROSPACE & MILITARY TECHNOLOGY (0.1%):
  119,388  British Aerospace PLC...................       780,523
                                                     ------------

                                   CONTINUED

                   Kent Funds
                                    INTERNATIONAL GROWTH
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

UNITED KINGDOM (CONTINUED)

           AIRLINES (0.0%):
   26,216  BAA PLC.................................  $    251,458
                                                     ------------
           AUTOMOTIVE (0.1%):
  126,025  Rolls-Royce PLC.........................       534,874
                                                     ------------
           BANKING (2.4%):
   93,637  Abbey National PLC......................     1,752,012
  102,720  Barclays PLC............................     2,993,855
  122,454  HSBC Holdings PLC (Hong Kong Dollars)...     4,339,184
   59,534  HSBC Holdings PLC*......................     2,111,478
   58,477  Royal Bank of Scotland Group PLC........     1,190,009
                                                     ------------
                                                       12,386,538
                                                     ------------
           BEVERAGES & TOBACCO (0.6%):
  240,212  Diageo PLC..............................     2,502,852
   51,361  Scottish & Newcastle PLC................       536,362
                                                     ------------
                                                        3,039,214
                                                     ------------
           BREWERY (0.2%):
   62,127  Bass PLC................................       903,412
                                                     ------------
           BROADCASTING/CABLE (0.2%):
  114,000  British Sky Broadcasting Group PLC......     1,053,930
                                                     ------------
           BUILDING PRODUCTS (0.1%):
   58,313  Williams Holdings.......................       385,140
                                                     ------------
           CHEMICALS (0.3%):
   40,448  BOC Group PLC...........................       793,789
   60,251  Imperial Chemical Industries PLC........       595,485
                                                     ------------
                                                        1,389,274
                                                     ------------
           COMPUTER SOFTWARE (0.0%):
       25  Mysis PLC...............................           214
                                                     ------------
           DISTRIBUTION (0.4%):
  260,409  BG PLC..................................     1,593,699
  279,174  Centrica PLC............................       657,893
                                                     ------------
                                                        2,251,592
                                                     ------------
           DIVERSIFIED (0.3%):
  120,000  Rentokil Initial PLC....................       468,161
  219,492  Siebe PLC...............................     1,038,821
                                                     ------------
                                                        1,506,982
                                                     ------------
           ELECTRIC UTILITY (0.3%):
  101,653  National Grid Group PLC.................       703,835
   79,283  Scottish Power PLC......................       686,106
                                                     ------------
                                                        1,389,941
                                                     ------------
           ELECTRICAL & ELECTRONIC (0.4%):
   35,374  Electrocomponents PLC...................       261,793
  180,203  General Electric Co., PLC...............     1,823,627
                                                     ------------
                                                        2,085,420
                                                     ------------
                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

UNITED KINGDOM (CONTINUED)

           ENERGY (2.1%):
  604,673  British Petroleum Co., PLC..............  $ 10,827,739
                                                     ------------
           FINANCE (1.2%):
  123,210  Halifax PLC.............................     1,470,215
  362,806  Lloyds TSB Group PLC....................     4,903,966
                                                     ------------
                                                        6,374,181
                                                     ------------
           FOOD & HOUSEHOLD PRODUCTS (0.5%):
  134,004  Cadbury Schweppes PLC...................       855,484
  192,810  Unilever PLC............................     1,746,057
                                                     ------------
                                                        2,601,541
                                                     ------------
           FOOD PRODUCTS (0.2%):
   65,912  Associated British Foods PLC............       430,394
   15,000  Compass Group...........................       148,724
   37,080  Tate & Lyle PLC.........................       232,920
   19,834  Unigate PLC.............................       125,995
                                                     ------------
                                                          938,033
                                                     ------------
           GAS & ELECTRIC UTILITY (0.1%):
   85,371  National Power PLC......................       624,406
                                                     ------------
           HEALTH & PERSONAL CARE (2.1%):
  236,685  Glaxo Wellcome PLC......................     6,573,785
  110,132  Zeneca Group PLC........................     4,267,114
                                                     ------------
                                                       10,840,899
                                                     ------------
           INSURANCE (2.0%):
  102,941  Allied Zurich PLC.......................     1,285,957
   60,568  Boots Co., PLC..........................       722,733
   17,700  Bps Sun Life & Provincial Holdings             126,875
           PLC.....................................
   57,041  Commercial Union PLC....................       819,564
   83,616  Great Universal Stores PLC..............       935,149
  337,628  Legal & General Group PLC...............       858,177
  189,526  Marks & Spencer PLC.....................     1,102,387
  128,433  Prudential Corp., PLC...................     1,900,996
   96,855  Royal & Sun Alliance Insurance Group           870,997
           PLC.....................................
  126,338  Sainsbury (J) PLC.......................       794,595
  441,269  Tesco PLC...............................     1,144,216
                                                     ------------
                                                       10,561,646
                                                     ------------
           LEISURE (0.2%):
   60,431  Granada Group PLC*......................     1,127,847
                                                     ------------
           MACHINERY & EQUIPMENT (0.2%):
   58,800  GKN PLC.................................     1,006,575
                                                     ------------
           METALS (0.2%):
   71,082  Rio Tinto PLC, Registered...............     1,183,212
                                                     ------------
           OIL & GAS (0.1%):
   14,642  Burmah Castrol PLC*.....................       278,809
                                                     ------------
           PAPER PRODUCTS (0.0%):
   19,673  Rexam PLC -- B Shares*..................        29,925
                                                     ------------

                                   CONTINUED

                   Kent Funds
                                    INTERNATIONAL GROWTH
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

UNITED KINGDOM (CONTINUED)

           PHARMACEUTICALS (0.9%):
  371,734  SmithKline Beecham PLC..................  $  4,825,416
                                                     ------------
           PRINTING & PUBLISHING (0.5%):
   47,573  Pearson PLC.............................       962,113
   94,996  Reed International PLC..................       638,650
   97,327  Reuters Group PLC.......................     1,281,796
                                                     ------------
                                                        2,882,559
                                                     ------------
           RAILROADS (0.1%):
   33,667  Railtrack Group PLC.....................       686,717
                                                     ------------
           REAL ESTATE (0.2%):
   25,421  Hammerson PLC...........................       188,935
   44,945  Land Securities PLC.....................       602,907
                                                     ------------
                                                          791,842
                                                     ------------
           RETAIL -- GENERAL MERCHANDISE (0.2%):
   90,385  Kingfisher PLC..........................     1,040,772
                                                     ------------
           TELECOMMUNICATIONS (2.4%):
  428,388  British Telecommunications PLC..........     7,157,840
  159,526  Cable & Wireless PLC....................     2,030,546
  205,400  Vodafone Group PLC......................     4,060,101
                                                     ------------
                                                       13,248,487
                                                     ------------
           TELECOMMUNICATIONS -- EQUIPMENT (0.0%):
   22,300  Racal Electronic PLC....................       135,861
                                                     ------------
           TOBACCO (0.2%):
  102,941  British American Tobacco................       960,614
                                                     ------------
           TRANSPORTATION (0.3%):
   88,901  British Airways PLC.....................       611,337
   52,509  Peninsular & Oriental Steam Navigation         788,798
           Co......................................
                                                     ------------
                                                        1,400,135
                                                     ------------
           WATER UTILITY (0.1%):
      257  Hyder PLC...............................         3,034
      429  Thames Water PLC........................         6,830
   46,044  United Utilities PLC....................       561,763
                                                     ------------
                                                          571,627
                                                     ------------
                                                      101,235,927
                                                     ------------
           TOTAL COMMON STOCKS.....................   507,538,406
                                                     ------------

CORPORATE NOTES & BONDS (0.0%):
AUSTRALIA (0.0%):
           METALS & MINING (0.0%):
   15,796  Westralian Sands........................        10,456
                                                     ------------
           TOTAL CORPORATE NOTES & BONDS...........        10,456
                                                     ------------
                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
FLOATING RATE NOTES (0.0%):
ITALY (0.0%):
           FINANCE (0.0%):
  207,211  Tecnost International NV................  $    217,516
                                                     ------------
           TOTAL FLOATING RATE NOTES...............       217,516
                                                     ------------

INVESTMENT COMPANIES (1.7%):
UNITED STATES (1.7%):
           INDUSTRY NOT SPECIFIED (1.7%):
9,135,916  Federated Prime Value Obligations Money      9,135,916
           Market Fund.............................
                                                     ------------
           TOTAL INVESTMENT COMPANIES..............     9,135,916
                                                     ------------

PREFERRED STOCKS (0.6%):
AUSTRALIA (0.2%):
           PRINTING & PUBLISHING (0.2%):
  133,976  News Corp., Ltd.........................     1,020,725
                                                     ------------
GERMANY (0.4%):
           AUTOMOTIVE (0.0%):
    5,270  Den Volkswagen..........................       194,838
                                                     ------------
           COMPUTER SOFTWARE (0.3%):
    3,300  SAP AG..................................     1,318,741
                                                     ------------
           GAS & ELECTRIC UTILITY (0.1%):
   16,540  RWE AG*.................................       574,830
                                                     ------------
                                                        2,088,409
                                                     ------------
           TOTAL PREFERRED STOCKS..................     3,109,134
                                                     ------------

RIGHTS (0.0%):
AUSTRALIA (0.0%):
           MANUFACTURING -- CAPITAL GOODS (0.0%):
   27,944  Email Ltd. Rights*......................           604
                                                     ------------
FRANCE (0.0%):
           CONSTRUCTION (0.0%):
    1,466  Bouygues SA Rights*.....................         3,901
                                                     ------------
ITALY (0.0%):
           BUILDING PRODUCTS (0.0%):
      190  Cementir SpA Rights*....................             0
                                                     ------------
           OFFICE EQUIPMENT & SERVICES (0.0%):
  179,696  Olivetti SpA Rights*....................        24,184
                                                     ------------
MALAYSIA (0.0%):
           FINANCE (0.0%):
   23,000  Rashid Hussain Berhad Rights*...........             0
                                                     ------------
PORTUGAL (0.0%):
           TELECOMMUNICATIONS (0.0%):
   13,000  Portugal Telecom SA Rights*.............           134
                                                     ------------
SPAIN (0.0%):
           ENGINEERING (0.0%):
   16,863  Autopista Concesionaria Espanola SA              9,739
           Rights*.................................
                                                     ------------

                                   CONTINUED

                   Kent Funds
                                    INTERNATIONAL GROWTH
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
RIGHTS (CONTINUED)

SPAIN (CONTINUED)

           REAL ESTATE (0.0%):
    4,268  Metrovacesa Sa Rights*..................  $      4,137
                                                     ------------
                                                           13,876
                                                     ------------
           TOTAL RIGHTS............................        42,699
                                                     ------------

SHORT-TERM SECURITIES HELD AS
COLLATERAL (9.5%):
           COMMERCIAL PAPER (5.3%):
1,800,000  Ameritech Capital Funding Corp., 5.12%,      1,794,042
           7/23/99.................................
1,500,000  Bell South Telecommunications, 5.16%,        1,498,044
           7/9/99..................................
2,000,000  Cargill Inc., 5.65%, 7/1/99.............     2,000,000
2,000,000  Coca-Cola Co., 5.13%, 7/30/99...........     1,991,393
1,500,000  Daimler, 5.14%, 8/11/99.................     1,490,936
2,000,000  R.R. Donnelley & Sons Co., 5.26%,            1,994,235
           7/20/99.................................
2,000,000  Duke Energy, 5.50%, 7/1/99..............     2,000,000
2,000,000  Ford Motor Credit Corp., 5.18%,              1,995,379
           7/16/99.................................
1,000,000  Gannett Co., 5.09%, 7/19/99.............       997,260
1,500,000  General Electric Capital Corp., 5.10%,       1,490,936
           8/11/99.................................
1,500,000  General Motors Acceptance Corp., 5.09%,      1,491,372
           8/9/99..................................
1,500,000  GTE Funding Corp., 5.04%, 7/8/99........     1,496,585
1,500,000  H.J. Heinz Co., 5.14%, 8/19/99..........     1,489,188
2,000,000  Mobil Corp., 5.50%, 7/1/99..............     2,000,000
2,000,000  Nestle Capital Corp., 5.23%, 7/1/99.....     2,000,000
2,000,000  UBS Finance, 5.50%, 7/1/99..............     2,000,000
                                                     ------------
                                                       27,729,370
                                                     ------------
           REPURCHASE AGREEMENTS (3.4%):
2,000,272  Chase Securities Inc., 4.90%, 7/1/99         2,000,272
           (Collateralized by $2,001,517 various
           Corporate Notes & Bonds, 6.25%-7.25%,
           6/30/01-5/15/16, market value
           $2,000,114).............................
3,965,573  Goldman Sachs & Co., 5.20%*, 7/1/99          3,965,573
           (Collateralized by $6,392,861 various
           Government Agency Securities, 4.50%-
           12.50%, 3/15/01-6/20/29, market value
           $4,044,300).............................
7,015,022  JP Morgan Securities, 4.90%*, 7/1/99         7,015,022
           (Collateralized by $32,869,895 various
           Government Agency Securities, 6.00%-
           9.00%, 1/15/05-1/15/29, market value
           $7,149,101).............................
5,002,067  Prudential Securities Inc., 4.90%*,          5,002,067
           7/1/99 (Collateralized by $9,486,290
           various Government Agency Securities,
           5.50%-12.50%, 1/15/01-6/20/29, market
           value $5,100,000).......................
                                                     ------------
                                                       17,982,934
                                                     ------------
           TIME DEPOSITS (0.8%):
2,000,323  Barclays Bank PLC London, 5.81%,             2,000,323
           7/1/99..................................
                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
SHORT-TERM SECURITIES HELD AS
COLLATERAL (CONTINUED)

           TIME DEPOSITS (CONTINUED)
2,000,326  Canadian Imperial Bank Commerce Cay,      $  2,000,326
           5.88%, 7/1/99...........................
                                                     ------------
                                                        4,000,649
                                                     ------------
           TOTAL SHORT-TERM SECURITIES HELD AS
           COLLATERAL..............................    49,712,953
                                                     ------------

WARRANTS (0.0%):
GERMANY (0.0%):
           INSURANCE (0.0%):
      209  Munchener Ruckversicherungs Warrants             6,682
           *.......................................
                                                     ------------
HONG KONG (0.0%):
           REAL ESTATE (0.0%):
   11,529  Chinese Estates Ltd. Warrants *.........           951
   11,529  Chinese Estates Ltd. Warrants*..........           743
    5,200  Kumagai Gumi Company Warrants *.........           912
                                                     ------------
                                                            2,606
                                                     ------------
                                                            2,606
                                                     ------------
ITALY (0.0%):
           FINANCIAL -- BANKING (0.0%):
    8,395  Mediobanca Warrants *...................        18,353
                                                     ------------
           TOTAL WARRANTS..........................        27,641
                                                     ------------
TOTAL INVESTMENTS (COST $466,372,109) (A) --
108.7%.............................................   569,794,721
LIABILITIES IN EXCESS OF OTHER ASSETS -- (8.7)%....   (45,598,433)
                                                     ------------
TOTAL NET ASSETS -- 100.0%.........................  $524,196,288
                                                     ------------
                                                     ------------

---------------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...........................  $140,647,925
Unrealized depreciation...........................   (37,225,313)
                                                    ------------
Net unrealized appreciation.......................  $103,422,612
                                                    ------------
                                                    ------------

(b) 144a security which is restricted as to resale to institutional investors. This security has been deemed liquid.
(c)  A portion of this security was loaned as of June 30, 1999.
  *  Non-income producing
AB - Aktiebolag (Swedish Stock Company)
AG - Aktiengesellschaft (German Stock Company)
NV - Naamloze Vennootschap (Dutch Corporation)
PL - Public Limited Company (British)
SA - Sociedad Anonima (Spanish Corporation)
Sp - Societa per Azioni (Italian Corporation)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   Kent Funds
                                    INDEX EQUITY
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    JUNE 30, 1999 (UNAUDITED)

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (98.6%):
           ADVERTISING (0.2%):
   11,100  Interpublic Group Cos., Inc.............  $    961,538
   13,400  Omnicom Group...........................     1,072,000
                                                     ------------
                                                        2,033,538
                                                     ------------
           AEROSPACE & DEFENSE (0.8%):
   77,592  Boeing Co...............................     3,428,596
   10,100  General Dynamics Corp. (c)..............       691,850
   31,288  Lockheed Martin Corp....................     1,165,478
    5,500  Northrop Grumman Corp...................       364,719
   26,900  Raytheon Co., Class B...................     1,893,088
                                                     ------------
                                                        7,543,731
                                                     ------------
           AGRICULTURE (0.1%):
   19,100  Pioneer Hi-Bred, Inc....................       743,706
                                                     ------------
           APPLIANCES & HOUSEHOLD PRODUCTS (0.1%):
    7,200  Maytag Corp.............................       501,750
    6,100  Whirlpool Corp..........................       451,400
                                                     ------------
                                                          953,150
                                                     ------------
           AUTO/TRUCK -- ORIGINAL EQUIPMENT (0.4%):
    3,400  Cummins Engine, Inc. (c)................       194,225
   13,232  Dana Corp...............................       609,499
   41,484  Delphi Automotive Systems Corp..........       770,046
    5,700  Eaton Corp..............................       524,400
    5,320  Navistar International Corp.*...........       266,000
    6,250  PACCAR, Inc.............................       333,594
    9,500  TRW, Inc................................       521,313
                                                     ------------
                                                        3,219,077
                                                     ------------
           AUTO/TRUCK -- REPLACEMENT EQUIPMENT (0.1%):
   14,325  Genuine Parts Co........................       501,375
                                                     ------------
           AUTOMOTIVE (1.0%):
   96,400  Ford Motor Co...........................     5,440,575
   52,200  General Motors Corp.....................     3,445,200
                                                     ------------
                                                        8,885,775
                                                     ------------
           BANKS -- CENTRAL US (0.2%):
   55,000  Firstar Corp. (c).......................     1,540,000
                                                     ------------
           BANKS -- MAJOR REGIONAL (3.9%):
   60,600  Bank of New York Co., Inc...............     2,223,263
   93,711  Bank One Corp...........................     5,581,660
   23,600  BankBoston Corp.........................     1,206,550
   12,350  Comerica, Inc...........................       734,053
   78,970  First Union Corp........................     3,711,589
   45,314  Fleet Financial Group, Inc..............     2,010,809
   36,300  KeyCorp.................................     1,166,138
   41,600  Mellon Bank Corp........................     1,513,200
   26,000  National City Corp......................     1,703,000
    8,800  Northern Trust Corp.....................       853,600
   24,000  PNC Bank Corp. (c)......................     1,383,000
    8,500  Republic New York Corp..................       579,594
   13,800  Summit Bancorp..........................       577,013
   25,500  SunTrust Banks, Inc.....................     1,770,656
   58,062  U.S. Bancorp............................     1,974,108

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

           BANKS -- MAJOR REGIONAL (CONTINUED)

   16,200  Wachovia Corp. (c)......................  $  1,386,113
  131,000  Wells Fargo Co..........................     5,600,249
                                                     ------------
                                                       33,974,595
                                                     ------------
           BANKS -- MIDWEST (0.2%):
   21,200  Fifth Third Bancorp.....................     1,411,125
   16,770  Huntington Bancshares...................       586,950
                                                     ------------
                                                        1,998,075
                                                     ------------
           BANKS -- MONEY CENTER (2.1%):
  137,942  Bank Of America Corp....................    10,112,872
   24,800  BB&T Corp...............................       909,850
   67,416  Chase Manhattan Corp....................     5,839,911
   13,900  J.P. Morgan & Co., Inc..................     1,952,950
                                                     ------------
                                                       18,815,583
                                                     ------------
           BANKS -- NORTHEAST (0.1%):
   12,800  State Street Corp.......................     1,092,800
                                                     ------------
           BANKS -- SOUTH (0.1%):
   14,250  AmSouth Bancorporation (c)..............       330,422
   13,200  SouthTrust Corp.........................       506,550
                                                     ------------
                                                          836,972
                                                     ------------
           BEVERAGES -- ALCOHOLIC (0.4%):
    2,900  Adolph Coors Co.........................       143,550
   38,070  Anheuser-Busch Co., Inc.................     2,700,591
    5,500  Brown-Forman Corp.......................       358,531
                                                     ------------
                                                        3,202,672
                                                     ------------
           BEVERAGES -- SOFT DRINKS (1.9%):
  196,400  Coca-Cola Co............................    12,274,999
  116,900  PepsiCo, Inc............................     4,522,569
                                                     ------------
                                                       16,797,568
                                                     ------------
           BROADCASTING/CABLE (0.8%):
   25,800  Clear Channel Communications, Inc.*.....     1,778,588
   59,000  Comcast Corp., Special Class A..........     2,267,813
   48,400  MediaOne Group, Inc.*...................     3,599,749
                                                     ------------
                                                        7,646,150
                                                     ------------
           BUILDING & CONSTRUCTION -- MISCELLANEOUS (0.1%):
    3,200  Armstrong World Industries, Inc.........       185,000
   27,000  Masco Corp..............................       779,625
    4,400  Owens-Corning Fiberglass Corp...........       151,250
                                                     ------------
                                                        1,115,875
                                                     ------------
           BUILDING -- HEAVY CONSTRUCTION (0.0%):
    6,000  Fluor Corp..............................       243,000
    3,300  Foster Wheeler Corp.....................        46,613
                                                     ------------
                                                          289,613
                                                     ------------
           BUILDING -- MAINTENANCE & SERVICE (0.0%):
   10,300  Ecolab, Inc.............................       449,338
                                                     ------------
           BUILDING -- MOBILE/MANUFACTURING & RECREATIONAL
           VEHICLES (0.0%):
    2,800  Fleetwood Enterprises, Inc..............        74,025
                                                     ------------

                                   CONTINUED

                   Kent Funds
                                    INDEX EQUITY
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)
           BUILDING -- RESIDENTIAL/COMMERCIAL (0.0%):
    4,800  Centex Corp.............................  $    180,300
    3,840  Kaufman & Broad Home Corp...............        95,520
    3,500  Pulte Corp..............................        80,938
                                                     ------------
                                                          356,758
                                                     ------------
           BUILDING PRODUCTS -- RETAIL/WHOLESALE (1.0%):
  117,462  Home Depot, Inc.........................     7,568,958
   29,600  Lowe's Cos., Inc........................     1,677,950
                                                     ------------
                                                        9,246,908
                                                     ------------
           BUILDING PRODUCTS -- WOOD (0.1%):
    8,900  Louisiana-Pacific Corp..................       211,375
   15,850  Weyerhaeuser Co.........................     1,089,688
                                                     ------------
                                                        1,301,063
                                                     ------------
           BUSINESS EQUIPMENT & SERVICES (0.6%):
   15,200  AES Corp.*..............................       883,500
   39,300  Electronic Data Systems Corp............     2,222,906
   20,000  Office Depot, Inc.*.....................       441,250
   19,500  Paychex, Inc............................       621,563
   36,700  Staples, Inc.*..........................     1,135,406
                                                     ------------
                                                        5,304,625
                                                     ------------
                                                     ------------
           BUSINESS SERVICES (0.0%):
    7,800  H & R Block, Inc........................       390,000
                                                     ------------
           CAPITAL GOODS (0.3%):
   56,300  CBS Corp.*..............................     2,445,531
                                                     ------------
           CHEMICALS -- DIVERSIFIED (1.5%):
   17,600  Dow Chemical Co.........................     2,233,000
   89,700  E.I. du Pont de Nemours & Co............     6,127,632
    6,300  Eastman Chemical Co.....................       326,025
    8,100  Hercules, Inc...........................       318,431
   49,900  Monsanto Co.............................     1,967,931
   14,000  PPG Industries, Inc.....................       826,875
   16,977  Rohm & Haas Co. (c).....................       727,894
   10,600  Union Carbide Corp......................       516,750
    6,200  W.R. Grace & Co.*.......................       113,925
                                                     ------------
                                                       13,158,463
                                                     ------------
           CHEMICALS -- SPECIALTY (0.3%):
   18,300  Air Products & Chemical, Inc............       736,575
   11,437  Engelhard Corp..........................       258,762
    4,800  Great Lakes Chemical Corp...............       221,100
    5,200  Nalco Chemical Co.......................       269,750
   12,600  Praxair, Inc............................       616,613
    8,000  Sigma-Aldrich Corp......................       275,500
                                                     ------------
                                                        2,378,300
                                                     ------------
           COMMERCIAL SERVICES (0.1%):
   61,219  Cendant Corp.*..........................     1,254,990
                                                     ------------
           COMPUTER SOFTWARE (5.1%):
    4,900  Adobe Systems, Inc......................       402,566
   42,918  Computer Associates International,           2,360,490
           Inc.....................................
   29,300  Compuware Corp.*........................       932,106
  406,100  Microsoft Corp.*........................    36,625,143

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

           COMPUTER SOFTWARE (CONTINUED)

  114,712  Oracle Corp.*...........................  $  4,258,682
   21,026  Parametric Technology Corp.*............       291,736
                                                     ------------
                                                       44,870,723
                                                     ------------
           COMPUTERS -- LOCAL AREA NETWORK (2.0%):
   28,600  3Com Corp.*.............................       763,263
   13,400  Cabletron Systems*......................       174,200
  251,700  Cisco Systems, Inc.*....................    16,187,455
   26,900  Novell, Inc.*...........................       712,850
                                                     ------------
                                                       17,837,768
                                                     ------------
           COMPUTERS -- MAINFRAME (2.2%):
  144,400  IBM Corp................................    18,663,699
   20,800  Unisys Corp.*...........................       809,900
                                                     ------------
                                                       19,473,599
                                                     ------------
           COMPUTERS -- MEMORY DEVICES (0.5%):
   80,000  EMC Corp.*..............................     4,400,000
   19,400  Seagate Technology, Inc.* (c)...........       497,125
                                                     ------------
                                                        4,897,125
                                                     ------------
           COMPUTERS -- MICRO (1.3%):
   10,900  Apple Computer, Inc.*...................       504,806
  134,474  Compaq Computer Corp....................     3,185,353
    4,000  Data General Corp.* (c).................        58,250
  202,800  Dell Computer Corp.*....................     7,503,600
   12,500  Gateway 2000, Inc.*.....................       737,500
                                                     ------------
                                                       11,989,509
                                                     ------------
           COMPUTERS -- MINI (1.4%):
   80,900  Hewlett-Packard Co......................     8,130,450
   14,900  Silicon Graphics, Inc.*.................       243,988
   61,400  Sun Microsystems, Inc.*.................     4,228,925
                                                     ------------
                                                       12,603,363
                                                     ------------
           COMPUTERS -- NETWORKING PRODUCTS (0.0%):
    1,000  Network Appliance Inc.*.................        55,875
                                                     ------------
           COMPUTERS -- SERVICES (0.6%):
   49,100  Automatic Data Processing, Inc..........     2,160,399
   11,400  Ceridian Corp.*.........................       372,638
   12,700  Computer Sciences Corp.*................       878,681
   11,700  Equifax, Inc............................       417,544
   35,300  First Data Corp.........................     1,727,494
    2,100  Shared Medical Systems Corp.............       137,025
                                                     ------------
                                                        5,693,781
                                                     ------------
           CONSUMER DURABLE (0.1%):
   10,700  Danaher Corp............................       621,938
                                                     ------------
           CONSUMER NON-DURABLE (0.1%):
   33,800  Coca-Cola Enterprises, Inc..............     1,039,350
                                                     ------------
           CONSUMER PRODUCTS -- MISCELLANEOUS (0.0%):
    5,700  American Greetings Corp., Class A.......       171,712
    2,795  Jostens, Inc............................        58,870
    4,700  Tupperware Corp.........................       119,850
                                                     ------------
                                                          350,432
                                                     ------------

                                   CONTINUED

                   Kent Funds
                                    INDEX EQUITY
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)
           CONSUMER SERVICES (0.3%):
   47,400  Carnival Cruise Lines...................  $  2,298,900
                                                     ------------
           CONTAINERS & PACKAGING (0.1%):
   12,400  Owens-Illinois, Inc.*...................       405,325
    6,616  Sealed Air Corp.* (c)...................       429,213
                                                     ------------
                                                          834,538
                                                     ------------
           CONTAINERS -- METAL & GLASS (0.0%):
    2,500  Ball Corp...............................       105,625
    9,700  Crown Cork & Seal Co., Inc..............       276,450
                                                     ------------
                                                          382,075
                                                     ------------
           CONTAINERS -- PAPER & PLASTIC (0.0%):
    4,100  Bemis Co................................       162,975
                                                     ------------
           COSMETICS & TOILETRIES (0.9%):
    4,500  Alberto-Culver Co., Class B.............       119,813
   20,900  Avon Products, Inc......................     1,159,950
   88,364  Gillette Co.............................     3,622,923
    8,500  International Flavors & Fragrances, Inc.       377,188
           (c).....................................
   43,140  Kimberly-Clark Corp.....................     2,458,980
                                                     ------------
                                                        7,738,854
                                                     ------------
           DIVERSIFIED (4.9%):
   15,620  Allegheny Teledyne, Inc.................       353,403
   44,400  Allied Signal, Inc......................     2,797,199
    5,425  Crane Co................................       170,548
    2,600  Freeport-McMoran-Copper Corp.*..........       177,613
  261,100  General Electric Co. (b)................    29,504,299
   25,430  IMS Health, Inc.........................       794,688
    8,300  ITT Industries, Inc.....................       316,438
    6,800  Johnson Controls, Inc...................       471,325
   32,000  Minnesota Mining & Manufacturing Co.....     2,781,999
    3,200  National Service Industries, Inc........       115,200
   31,800  Seagram Co., Ltd........................     1,601,925
   13,600  Tenneco, Inc............................       324,700
   12,600  Textron, Inc............................     1,037,138
   38,000  United Technologies Corp................     2,724,125
                                                     ------------
                                                       43,170,600
                                                     ------------
           ELECTRICAL & ELECTRONIC (0.1%):
    7,000  KLA-Tencor Corp.*.......................       454,125
                                                     ------------
           ELECTRICAL COMPONENTS -- SEMICONDUCTORS (2.8%):
   11,500  Advanced Micro Devices, Inc.*...........       207,719
   29,400  Applied Materials, Inc.*................     2,171,925
  264,200  Intel Corp..............................    15,719,899
   11,300  LSI Logic Corp.*........................       521,213
   19,700  Micron Technology, Inc.* (c)............       794,156
   13,300  National Semiconductor Corp.*...........       336,656
   15,100  Rockwell International Corp.............       917,325
   31,100  Texas Instruments, Inc..................     4,509,500
                                                     ------------
                                                       25,178,393
                                                     ------------
           ELECTRONIC -- CONNECTORS (0.0%):
    4,600  Thomas & Betts Corp.....................       217,350
                                                     ------------
           ELECTRONIC COMPONENTS/INSTRUMENTS (0.1%):
   20,000  Solectron Corp.*........................     1,333,750
                                                     ------------

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)
           ELECTRONIC MEASURING EQUIPMENT (0.0%):
    3,800  Tektronix, Inc. (c).....................  $    114,713
                                                     ------------
           ELECTRONICS (0.0%):
    6,300  Raychem Corp............................       233,100
                                                     ------------
           ENERGY (0.0%):
   15,200  Niagara Mohawk Holdings Inc.*...........       244,150
                                                     ------------
           FINANCE (1.0%):
   58,054  Associates First Capital Corp., Class        2,572,517
           A.......................................
    8,850  Bear Stearns Companies, Inc.............       413,738
   15,600  Capital One Financial Corp..............       868,725
   20,100  Franklin Resources, Inc. (c)............       816,563
   12,500  Mercantile Bancorporation...............       714,063
   10,800  Provident Cos., Inc.....................       432,000
   17,600  Regions Financial Corp..................       676,500
   13,200  SLM Holding Corp........................       604,725
   10,900  Union Planters Corp.....................       487,094
   47,269  Washington Mutual, Inc..................     1,672,140
                                                     ------------
                                                        9,258,065
                                                     ------------
           FINANCIAL -- BANKING (0.0%):
   21,400  Synovus Financial Corp..................       425,325
                                                     ------------
           FINANCIAL -- CONSUMER LOANS (0.5%):
   38,493  Household International, Inc............     1,823,606
   63,930  MBNA Corp...............................     1,957,856
   11,250  Providian Financial Corp................     1,051,875
                                                     ------------
                                                        4,833,337
                                                     ------------
           FINANCIAL -- INVESTMENT BANKER/BROKER (0.1%):
    9,100  Lehman Brothers Holding, Inc............       566,475
   11,400  Paine Webber Group Inc. (c).............       532,950
                                                     ------------
                                                        1,099,425
                                                     ------------
           FINANCIAL -- INVESTMENT BANKERS (0.6%):
   28,300  Merrill Lynch & Co., Inc................     2,262,231
   31,975  Schwab (Charles) Corp...................     3,513,253
                                                     ------------
                                                        5,775,484
                                                     ------------
           FINANCIAL -- MISCELLANEOUS SERVICES (1.0%):
   36,100  American Express Co.....................     4,697,513
   46,016  Morgan Stanley, Dean Witter & Co........     4,716,640
                                                     ------------
                                                        9,414,153
                                                     ------------
           FINANCIAL -- MORTGAGE & RELATED SERVICES (1.0%):
    9,000  Countrywide Credit Industries, Inc......       384,750
   82,600  Fannie Mae..............................     5,647,775
   54,100  Freddie Mac.............................     3,137,800
                                                     ------------
                                                        9,170,325
                                                     ------------
           FINANCIAL -- SAVINGS & LOAN (0.0%):
    4,500  Golden West Financial Corp..............       441,000
           FINANCIAL SERVICES -- DIVERSIFIED (1.4%):
  269,916  Citigroup, Inc..........................    12,821,010
                                                     ------------

                                   CONTINUED

                   Kent Funds
                                    INDEX EQUITY
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)
           FOOD -- CANNED (0.3%):
   35,400  Campbell Soup Co........................  $  1,588,575
   28,800  H.J. Heinz Co...........................     1,443,600
                                                     ------------
                                                        3,032,175
                                                     ------------
           FOOD -- CONFECTIONARY (0.2%):
   11,400  Hershey Foods Corp......................       676,875
    9,300  Wm. Wrigley Jr. Co......................       837,000
                                                     ------------
                                                        1,513,875
                                                     ------------
           FOOD -- DIVERSIFIED (1.2%):
   22,800  Bestfoods...............................     1,128,600
   38,950  ConAgra, Inc............................     1,037,044
   12,200  General Mills, Inc......................       980,575
   32,300  Kellogg Co. (c).........................     1,065,900
   25,900  Nabisco Group Holdings..................       506,669
   10,900  Quaker Oats Co..........................       723,488
   26,140  Ralston Purina Group....................       795,636
   72,700  Sara Lee Corp...........................     1,649,381
   45,535  Unilever NV.............................     3,176,066
                                                     ------------
                                                       11,063,359
                                                     ------------
           FOOD -- FLOUR & GRAIN (0.1%):
   47,166  Archer-Daniels-Midland Co...............       728,125
                                                     ------------
           FOOD ITEMS -- WHOLESALE (0.1%):
    9,600  Supervalu, Inc..........................       246,600
   26,500  Sysco Corp..............................       790,031
                                                     ------------
                                                        1,036,631
                                                     ------------
           FOOD PRODUCTS (0.2%):
   38,700  Safeway Inc.*...........................     1,915,650
                                                     ------------
           FUNERAL SERVICES (0.0%):
   21,800  Service Corp. International.............       419,650
                                                     ------------
           GAS & ELECTRIC UTILITY (0.1%):
   30,500  PG & E Corp. (c)........................       991,250
                                                     ------------
           GLASS PRODUCTS (0.1%):
   18,500  Corning, Inc............................     1,297,313
                                                     ------------
           HEALTH CARE (0.1%):
    8,800  HCR Manor Care, Inc.*...................       212,850
   20,927  McKesson HBOC, Inc. (c).................       672,280
    5,400  Wellpoint Health Networks*..............       458,325
                                                     ------------
                                                        1,343,455
                                                     ------------
           HOME DECORATION PRODUCTS (0.1%):
   22,380  Newell Rubbermaid Inc. (c)..............     1,040,670
                                                     ------------
           HOTELS & LODGING (0.1%):
   20,800  Hilton Hotels Corp......................       295,100
   19,300  Marriott International, Inc., Class A...       721,338
                                                     ------------
                                                        1,016,438
                                                     ------------
           INSTRUMENTS -- CONTROL (0.1%):
   10,000  Honeywell, Inc..........................     1,158,750
                                                     ------------
           INSTRUMENTS -- SCIENTIFIC (0.1%):
    3,700  EG&G, Inc...............................       131,813
    3,600  Millipore Corp..........................       146,025

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

           INSTRUMENTS -- SCIENTIFIC (CONTINUED)

    3,900  Perkin-Elmer Corp. -- PE Biosystems       $    447,525
           Group ..................................
                                                     ------------
                                                          725,363
                                                     ------------
           INSURANCE (0.2%):
   13,300  Cincinnati Financial Corp. (c)..........       499,581
    9,100  Loews Corp..............................       720,038
    5,800  Progressive Corp. (c)...................       841,000
                                                     ------------
                                                        2,060,619
                                                     ------------
           INSURANCE -- ACCIDENT & HEALTH (0.1%):
   20,400  Aon Corp................................       841,500
                                                     ------------
           INSURANCE -- BROKERS (0.2%):
   20,550  Marsh & McLennan Cos., Inc..............     1,551,525
                                                     ------------
           INSURANCE -- LIFE (0.6%):
   21,000  AFLAC, INC..............................     1,005,375
   20,098  American General Corp...................     1,514,887
   25,564  Conseco, Inc............................       778,104
    8,425  Jefferson-Pilot Corp....................       557,630
   11,200  Torchmark Corp..........................       382,200
    9,964  Transamerica Corp.......................       747,300
   11,000  UNUM Corp.*.............................       602,250
                                                     ------------
                                                        5,587,746
                                                     ------------
           INSURANCE -- MULTI-LINE (0.5%):
   11,370  Aetna, Inc..............................     1,016,904
   16,500  CIGNA Corp..............................     1,468,499
   18,600  Hartford Financial Services Group,           1,084,613
           Inc.....................................
    7,900  MBIA, Inc...............................       511,525
    8,700  MGIC Investment Corp....................       407,813
                                                     ------------
                                                        4,489,354
                                                     ------------
           INSURANCE -- PROPERTY & CASUALTY (1.8%):
   65,398  Allstate Corp...........................     2,346,153
   97,874  American International Group, Inc.......    11,457,374
   13,000  Chubb Corp..............................       903,500
   16,200  Lincoln National Corp...................       847,463
   10,900  Safeco Corp.............................       480,963
   18,734  St. Paul Cos., Inc......................       595,975
                                                     ------------
                                                       16,631,428
                                                     ------------
           INTERNET SOFTWARE (1.1%):
   86,400  America Online, Inc.*...................     9,547,200
                                                     ------------
           LEISURE & RECREATION PRODUCTS (0.0%):
    7,200  Brunswick Corp..........................       200,700
                                                     ------------
           LEISURE & RECREATION/GAMING (0.1%):
   10,100  Harrah's Entertainment, Inc.*...........       222,200
   14,200  Mirage Resorts, Inc.*...................       237,850
                                                     ------------
                                                          460,050
                                                     ------------
           MACHINE TOOLS & RELATED PRODUCTS (0.0%):
    7,000  The Black & Decker Corp.................       441,875
                                                     ------------
           MACHINERY & EQUIPMENT (0.0%):
    3,200  Milacron, Inc...........................        59,200
                                                     ------------

                                   CONTINUED

                   Kent Funds
                                    INDEX EQUITY
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)
           MACHINERY -- CONSTRUCTION/MINING (0.3%):
   28,600  Caterpillar, Inc........................  $  1,716,000
   13,150  Ingersoll-Rand Co.......................       849,819
                                                     ------------
                                                        2,565,819
                                                     ------------
           MACHINERY -- ELECTRICAL (0.3%):
   34,900  Emerson Electric Co.....................     2,194,338
    7,600  W.W. Grainger, Inc......................       408,975
                                                     ------------
                                                        2,603,313
                                                     ------------
           MACHINERY -- FARM (0.1%):
    1,900  Briggs & Stratton Corp..................       109,725
    6,000  Case Corp...............................       288,750
   19,000  Deere & Co..............................       752,875
                                                     ------------
                                                        1,151,350
                                                     ------------
           MACHINERY -- GENERAL INDUSTRIAL (0.3%):
    8,200  Cooper Industries, Inc..................       426,400
   17,800  Dover Corp..............................       680,850
   19,900  Illinois Tool Works, Inc................     1,631,800
    8,625  Parker Hannifin Corp....................       394,594
                                                     ------------
                                                        3,133,644
                                                     ------------
           MACHINERY -- MATERIAL HANDLING (0.0%):
      600  Nacco Industries, Inc...................        44,100
                                                     ------------
           MACHINERY -- THERMAL PROCESSOR (0.0%):
   12,700  Thermo Electron Corp.*..................       254,794
                                                     ------------
           MEDIA CONGLOMERATES (1.6%):
   94,920  Time Warner, Inc........................     6,834,239
   55,400  Viacom, Inc., Class B*..................     2,437,600
  163,800  Walt Disney Co.*........................     5,047,088
                                                     ------------
                                                       14,318,927
                                                     ------------
           MEDICAL -- BIOMEDICAL/GENETIC (0.3%):
   40,600  Amgen, Inc.*............................     2,471,525
                                                     ------------
           MEDICAL -- DRUGS (7.6%):
  120,900  Abbott Laboratories.....................     5,500,950
    8,000  ALZA Corp.*.............................       407,000
  105,000  American Home Products Corp.............     6,037,500
  158,300  Bristol-Myers Squibb Co.................    11,150,256
   87,600  Eli Lilly & Co..........................     6,274,350
  187,800  Merck & Co., Inc........................    13,897,199
  103,400  Pfizer, Inc.............................    11,348,149
   40,530  Pharmacia & Upjohn, Inc.................     2,302,611
  117,100  Schering-Plough Corp....................     6,206,300
   67,700  Warner-Lambert Co.......................     4,696,688
    7,500  Watson Pharmaceutical, Inc.* (c)........       262,969
                                                     ------------
                                                       68,083,972
                                                     ------------
           MEDICAL -- HEALTH MEDICAL ORGANIZATION (0.1%):
   13,300  Humana, Inc.*...........................       172,069
   14,800  United Healthcare Corp..................       926,850
                                                     ------------
                                                        1,098,919
                                                     ------------

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)
           MEDICAL -- HOSPITAL (0.2%):
   51,449  Columbia HCA Healthcare Corp............  $  1,173,680
   24,700  Tenet Healthcare Corp.*.................       458,494
                                                     ------------
                                                        1,632,174
                                                     ------------
           MEDICAL -- OUTPATIENT/HOME CARE (0.1%):
   33,700  HEALTHSOUTH Corp.*......................       503,394
                                                     ------------
           MEDICAL -- WHOLESALE DRUG (0.2%):
   21,700  Cardinal Health, Inc....................     1,391,513
                                                     ------------
           MEDICAL INSTRUMENTS (0.5%):
    8,900  Biomet, Inc.............................       353,775
   46,500  Medtronic, Inc..........................     3,621,188
    6,800  St. Jude Medical, Inc.*.................       242,250
                                                     ------------
                                                        4,217,213
                                                     ------------
           MEDICAL PRODUCTS (0.5%):
    5,300  Allergan, Inc...........................       588,300
   22,800  Baxter International, Inc...............     1,382,249
   31,300  Boston Scientific Corp.*................     1,375,244
   24,000  Guidant Corp.*..........................     1,234,500
    5,700  Mallinckrodt, Inc.......................       207,338
                                                     ------------
                                                        4,787,631
                                                     ------------
           MEDICAL/DENTAL SUPPLIES (1.3%):
    4,500  Bausch & Lomb, Inc......................       344,250
   19,800  Becton, Dickinson & Co..................       594,000
    4,300  C.R. Bard, Inc..........................       205,594
  107,100  Johnson & Johnson.......................    10,495,800
                                                     ------------
                                                       11,639,644
                                                     ------------
           METAL -- GOLD (0.1%):
   29,700  Barrick Gold Corp.......................       575,438
   18,700  Battle Mountian Gold Co.................        45,581
   20,700  Homestake Mining Co.....................       169,481
   13,315  Newmont Mining Corp.....................       264,636
   19,700  Placer Dome, Inc........................       232,706
                                                     ------------
                                                        1,287,842
                                                     ------------
           METAL -- MISCELLANEOUS (0.0%):
    7,600  Cyprus Amax Minerals Co.................       115,425
   13,500  Inco, Ltd.* (c).........................       243,000
                                                     ------------
                                                          358,425
                                                     ------------
           METAL -- NON-FERROUS (0.2%):
   18,150  Alcan Aluminum, Ltd.....................       579,665
    3,200  Asarco, Inc.............................        60,200
   13,200  Freeport-McMoran Copper & Gold, Inc.,          236,775
           Class B*................................
    4,600  Phelps Dodge Corp.......................       284,913
    5,100  Reynolds Metals Co......................       300,900
                                                     ------------
                                                        1,462,453
                                                     ------------
           METAL -- PROCESSING & FABRICATION (0.0%):
    5,100  Timken Co...............................        99,450
    7,325  Worthington Industries, Inc.............       120,405
                                                     ------------
                                                          219,855
                                                     ------------

                                   CONTINUED

                   Kent Funds
                                    INDEX EQUITY
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)
           METALS (0.2%):
   29,300  Alcoa Inc...............................  $  1,812,938
                                                     ------------
           MOVIE/TELEVISION PRODUCTION & DISTRIBUTION (0.0%):
    5,600  King World Productions, Inc.*...........       194,950
                                                     ------------
           OFFICE AUTOMATION & EQUIPMENT (0.5%):
   11,744  IKON Office Solutions, Inc..............       176,160
   21,700  Pitney Bowes, Inc.......................     1,394,225
   52,234  Xerox Corp..............................     3,085,071
                                                     ------------
                                                        4,655,456
                                                     ------------
           OFFICE SUPPLIES & FORMS (0.1%):
    9,300  Avery Dennison Corp.....................       561,488
    6,400  Deluxe Corp.............................       249,200
                                                     ------------
                                                          810,688
                                                     ------------
           OIL & GAS (0.1%):
    9,600  Anadarko Petroleum Corp.................       353,400
    7,700  Apache Corp.............................       300,300
                                                     ------------
                                                          653,700
                                                     ------------
           OIL & GAS -- DRILLING (0.0%):
    6,900  Rowan Cos., Inc.*.......................       127,219
                                                     ------------
           OIL -- FIELD SERVICES (0.5%):
   35,000  Halliburton Co..........................     1,583,750
   43,500  Schlumberger Ltd........................     2,770,406
                                                     ------------
                                                        4,354,156
                                                     ------------
           OIL -- INTERNATIONAL INTEGRATED (4.4%):
   52,000  Chevron Corp............................     4,949,750
  193,700  Exxon Corp..............................    14,939,112
   62,100  Mobil Corp..............................     6,147,900
  170,900  Royal Dutch Petroleum Co., ADR..........    10,296,725
   42,600  Texaco, Inc.............................     2,662,500
                                                     ------------
                                                       38,995,987
                                                     ------------
           OIL -- PRODUCTION/PIPELINE (0.4%):
   16,900  Coastal Corp............................       676,000
    6,650  Columbia Gas System, Inc................       416,872
   28,000  Enron Corp..............................     2,288,999
    8,900  Sonat, Inc..............................       294,813
                                                     ------------
                                                        3,676,684
                                                     ------------
           OIL -- U.S. EXPLORATION & PRODUCTION (0.1%):
   14,165  Burlington Resources, Inc...............       612,637
    4,100  Helmerich & Payne, Inc..................        97,631
   19,723  Union Pacific Resources Group, Inc......       321,731
                                                     ------------
                                                        1,031,999
                                                     ------------
           OIL -- U.S. INTEGRATED (0.7%):
    7,200  Amerada Hess Corp.......................       428,400
   26,000  Atlantic Richfield Co...................     2,172,625
    6,773  Kerr-Mcgee Corp.........................       339,920
   27,600  Occidental Petroleum Corp...............       583,050
   20,300  Phillips Petroleum Co...................     1,021,344
   19,200  Unocal Corp.............................       760,800
   24,500  USX-Marathon Group......................       797,781
                                                     ------------
                                                        6,103,920
                                                     ------------

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)
           OIL FIELD MACHINERY & EQUIPMENT (0.1%):
   26,080  Baker Hughes, Inc.......................  $    873,680
    4,800  McDermott International, Inc............       135,600
                                                     ------------
                                                        1,009,280
                                                     ------------
           OIL REFINING (0.1%):
    5,900  Ashland, Inc............................       236,737
    7,374  Sunoco, Inc.............................       222,603
                                                     ------------
                                                          459,340
                                                     ------------
           PAINTS & RELATED PRODUCTS (0.0%):
   13,700  Sherwin-Williams Co.....................       380,175
                                                     ------------
           PAPER & RELATED PRODUCTS (0.5%):
    4,608  Boise Cascade Corp......................       198,144
    7,600  Champion International Co...............       363,850
   17,600  Fort James Corp.........................       666,600
   14,000  Georgia Pacific Corp....................       663,250
   32,644  International Paper Co..................     1,648,522
    8,200  Mead Corp...............................       342,350
    2,400  Potlatch Corp...........................       105,450
    4,400  Temple-Inland, Inc......................       300,300
    8,050  Westvaco Corp...........................       233,450
    8,800  Williamette Industries, Inc.............       405,350
                                                     ------------
                                                        4,927,266
                                                     ------------
           PHOTOGRAPHY (0.2%):
   25,800  Eastman Kodak Co........................     1,747,950
    3,589  Polaroid Corp...........................        99,146
                                                     ------------
                                                        1,847,096
                                                     ------------
           PIPELINES (0.2%):
    7,600  Consolidated Natural Gas Co.............       461,700
   34,100  The Williams Companies, Inc.............     1,451,381
                                                     ------------
                                                        1,913,081
                                                     ------------
           POLLUTION CONTROL (0.4%):
   12,500  Browning-Ferris Industries, Inc.........       537,500
   26,300  Laidlaw, Inc............................       193,963
    9,899  Pall Corp...............................       219,634
   47,742  Waste Management, Inc.*.................     2,566,132
                                                     ------------
                                                        3,517,229
                                                     ------------
           PRINTING & PUBLISHING (0.1%):
   13,165  Dun & Bradstreet Corp...................       466,535
                                                     ------------
           PRINTING -- COMMERCIAL (0.0%):
   10,600  R.R. Donnelley & Sons Co................       392,863
                                                     ------------
           PROTECTION -- SAFETY (0.7%):
   65,096  Tyco International Ltd..................     6,167,846
                                                     ------------
           PUBLISHING -- BOOKS (0.1%):
   15,700  McGraw-Hill Cos., Inc...................       846,819
                                                     ------------
           PUBLISHING -- NEWSPAPERS (0.5%):
    7,500  Dow Jones & Co..........................       397,969
   22,400  Gannett, Inc............................     1,598,800
    6,300  Knight-Ridder, Inc. (c).................       346,106
   14,500  New York Times Co., Class A.............       533,781

                                   CONTINUED

                   Kent Funds
                                    INDEX EQUITY
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

           PUBLISHING -- NEWSPAPERS (CONTINUED)

    6,300  Times Mirror Co., Class A...............  $    373,275
    9,500  Tribune Co..............................       827,688
                                                     ------------
                                                        4,077,619
                                                     ------------
           PUBLISHING -- PERIODICALS (0.0%):
    4,300  Meredith Corp...........................       148,888
                                                     ------------
           RESTAURANTS (0.6%):
   11,000  Darden Restaurants, Inc.................       239,938
  107,800  McDonald's Corp.........................     4,453,487
   12,110  Tricon Global Restaurants*..............       655,454
    9,900  Wendy's International, Inc. (c).........       280,294
                                                     ------------
                                                        5,629,173
                                                     ------------
           RETAIL (0.2%):
    1,000  Best Buy*...............................        67,500
    8,600  Consolidated Stores*....................       232,200
   17,687  Dollar General Corp.....................       512,923
   12,600  Kohl's Corp.*...........................       972,563
                                                     ------------
                                                        1,785,186
                                                     ------------
           RETAIL -- APPAREL/SHOES (0.6%):
   68,138  Gap, Inc................................     3,432,426
   17,878  Limited, Inc............................       811,214
   11,200  Nordstrom, Inc..........................       375,200
   25,800  TJX Companies, Inc......................       859,463
                                                     ------------
                                                        5,478,303
                                                     ------------
           RETAIL -- CONSUMER ELECTRONICS (0.1%):
    8,000  Circuit City Stores, Inc................       744,000
                                                     ------------
           RETAIL -- DISCOUNT (2.4%):
   17,350  Costco Cos., Inc.*......................     1,389,084
   35,100  Dayton-Hudson Corp......................     2,281,500
   39,300  Kmart Corp.*............................       645,994
   20,050  Toys 'R' Us, Inc.*......................       414,784
  354,300  Wal-Mart Stores, Inc....................    17,094,975
                                                     ------------
                                                       21,826,337
                                                     ------------
           RETAIL -- DRUG STORE (0.5%):
   31,100  CVS Corp................................     1,589,988
    3,200  Longs Drug Stores Corp..................       110,600
   20,600  Rite Aid Corp...........................       507,275
   79,600  Walgreen Co.............................     2,338,250
                                                     ------------
                                                        4,546,113
                                                     ------------
           RETAIL -- MAJOR DEPARTMENT STORES (0.4%):
    5,616  Harcourt General, Inc...................       289,575
   21,000  J.C. Penney, Inc........................     1,019,813
   27,900  May Department Stores Co................     1,140,413
   30,575  Sears, Roebuck & Co.....................     1,362,497
                                                     ------------
                                                        3,812,298
                                                     ------------
           RETAIL -- REGIONAL DEPARTMENT STORES (0.1%):
    8,500  Dillards Department Stores, Inc.........       298,563
   16,700  Federated Department Stores, Inc.*......       884,056
                                                     ------------
                                                        1,182,619
                                                     ------------
           RETAIL -- SUPERMARKETS (0.5%):
   33,397  Albertson's, Inc........................     1,722,033
                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)

           RETAIL -- SUPERMARKETS (CONTINUED)

    3,100  Great Atlantic & Pacific Tea Co.,         $    104,819
           Inc.....................................
   65,400  Kroger Co.*.............................     1,827,112
   11,800  Winn-Dixie Stores, Inc..................       435,863
                                                     ------------
                                                        4,089,827
                                                     ------------
           RETAIL/WHOLESALE -- AUTO PARTS (0.0%):
   12,000  AutoZone, Inc.* (c).....................       361,500
    4,200  Pep Boys-Manny, Moe & Jack..............        90,825
                                                     ------------
                                                          452,325
                                                     ------------
           RETAIL/WHOLESALE -- COMPUTERS (0.1%):
   15,856  Tandy Corp..............................       774,962
                                                     ------------
           RUBBER -- TIRES (0.1%):
    6,000  Cooper Tire & Rubber Co.................       141,750
   12,400  Goodyear Tire & Rubber Co...............       729,275
    6,000  The B.F. Goodrich Co. (c)...............       255,000
                                                     ------------
                                                        1,126,025
                                                     ------------
           SHOES & RELATED APPAREL (0.2%):
   22,500  Nike, Inc., Class B.....................     1,424,531
    4,600  Reebok International Ltd.* (c)..........        85,675
                                                     ------------
                                                        1,510,206
                                                     ------------
           SOAP & CLEANING PREPARATIONS (1.4%):
    9,300  Clorox, Inc.............................       993,356
   23,300  Colgate-Palmolive Co....................     2,300,875
  105,800  Procter & Gamble Co.....................     9,442,650
                                                     ------------
                                                       12,736,881
                                                     ------------
           STEEL -- PRODUCERS (0.1%):
   10,500  Bethlehem Steel Corp.*..................        80,719
    7,000  Nucor Corp..............................       332,062
    7,140  USX-U.S. Steel Group....................       192,780
                                                     ------------
                                                          605,561
                                                     ------------
           TECHNOLOGY (0.1%):
   18,800  BMC Software, Inc.*.....................     1,015,200
   18,700  Peoplesoft, Inc.* (c)...................       322,575
                                                     ------------
                                                        1,337,775
                                                     ------------
           TECHNOLOGY -- SOFTWARE (0.0%):
    4,700  AutoDesk, Inc...........................       138,944
                                                     ------------
           TELECOMMUNICATIONS (0.2%):
   35,000  Sprint Corp., PCS*......................     1,999,375
                                                     ------------
           TELECOMMUNICATIONS -- EQUIPMENT (3.1%):
    6,955  Andrew Corp.*...........................       131,710
   13,400  General Instrument Corp.*...............       569,500
    6,200  Harris Corp.............................       242,963
  239,137  Lucent Technologies, Inc. (c)...........    16,126,800
   47,800  Motorola, Inc...........................     4,529,050
   52,900  Nortel Networks Corp....................     4,592,381
    6,000  Scientific-Atlanta, Inc.................       216,000
   31,000  Tellabs, Inc.*..........................     2,094,438
                                                     ------------
                                                       28,502,842
                                                     ------------

                                   CONTINUED

                   Kent Funds
                                    INDEX EQUITY
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)
           TELECOMMUNICATIONS -- SERVICES AND EQUIPMENT (0.0%):
   10,900  CenturyTel, Inc.........................  $    433,275
                                                     ------------
           TEXTILE -- APPAREL (0.1%):
    5,900  Fruit of the Loom, Inc.*................        57,525
    5,100  Liz Claiborne, Inc......................       186,150
    2,900  Russell Corp............................        56,550
    9,600  VF Corp.................................       410,400
                                                     ------------
                                                          710,625
                                                     ------------
           TEXTILE -- HOME FURNISHINGS (0.0%):
    1,500  Springs Industries, Inc.................        65,438
                                                     ------------
           TOBACCO (1.0%):
   13,600  Fortune Brands, Inc.....................       562,700
  194,000  Philip Morris Cos., Inc.................     7,796,375
        0  R.J. Reynolds Tobacco*..................            11
   14,800  U.S.T., Inc.............................       432,900
                                                     ------------
                                                        8,791,986
                                                     ------------
           TOOLS -- HAND HELD (0.0%):
    4,650  Snap-On, Inc............................       168,272
    7,200  The Stanley Works.......................       231,750
                                                     ------------
                                                          400,022
                                                     ------------
           TOYS/GAME/HOBBY (0.1%):
   15,600  Hasbro, Inc.............................       435,825
   33,147  Mattel, Inc.............................       876,324
                                                     ------------
                                                        1,312,149
                                                     ------------
           TRANSPORTATION (0.1%):
    8,700  Kansas City Southern Industries, Inc....       555,169
                                                     ------------
           TRANSPORTATION -- AIR FREIGHT (0.1%):
   23,520  FDX Corp.*..............................     1,275,960
                                                     ------------
           TRANSPORTATION -- AIRLINE (0.3%):
   12,200  AMR Corp.*..............................       832,650
   11,300  Delta Air Lines, Inc....................       651,163
   26,825  Southwest Airlines Co...................       834,927
    7,000  US Airways Group, Inc.*.................       304,938
                                                     ------------
                                                        2,623,678
                                                     ------------
           TRANSPORTATION -- EQUIPMENT & LEASING (0.0%):
    5,700  Ryder Systems, Inc......................       148,200
                                                     ------------
           TRANSPORTATION -- RAILROAD (0.4%):
   37,400  Burlington Northern Santa Fe Corp.......     1,159,400
   17,308  CSX Corp................................       784,269
   30,200  Norfolk Southern Corp...................       909,775
   19,700  Union Pacific Corp......................     1,148,756
                                                     ------------
                                                        4,002,200
                                                     ------------
           UTILITIES (0.1%):
    9,000  CMS Energy Corp.........................       376,875
    7,800  Florida Progress Corp...................       322,238
                                                     ------------
                                                          699,113
                                                     ------------

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
COMMON STOCKS (CONTINUED)
           UTILITIES -- ELECTRIC POWER (1.8%):
   10,900  Ameren Corp.............................  $    418,288
   15,100  American Electric Power Co..............       567,194
   12,100  Carolina Power & Light Co...............       518,031
   16,900  Central & South West Corp...............       395,038
   12,635  CINergy Corp............................       404,320
   18,600  Consolidated Edison, Inc................       841,649
   11,900  Constellation Energy Group..............       352,538
   11,600  Detroit Edison Co.......................       464,000
   15,550  Dominion Resources, Inc.................       673,509
   28,806  Duke Energy Corp........................     1,566,325
   28,100  Edison International....................       751,675
   19,600  Entergy Corp............................       612,500
   18,900  First Energy Corp.......................       585,900
   14,400  Florida Power & Light, Inc..............       786,599
   10,200  General Public Utilities Corp...........       430,313
    9,000  New Century Energies Inc................       349,313
   12,200  Northern States Power Co................       295,088
   23,700  PacifiCorp..............................       435,488
   17,900  Peco Energy Corp........................       752,919
   12,100  PP&L Resources, Inc.....................       372,075
   17,800  Public Service Enterprise Group, Inc....       727,575
   22,644  Reliant Energy, Inc.....................       625,541
   55,600  Southern Co.............................     1,473,399
   22,470  Texas Utilities Co......................       926,887
   17,300  Unicom Corp.............................       667,131
                                                     ------------
                                                       15,993,295
                                                     ------------
           UTILITIES -- GAS DISTRIBUTION (0.1%):
    1,700  Eastern Enterprises.....................        67,575
    3,900  NICOR, Inc..............................       148,444
    2,600  ONEOK, Inc..............................        82,550
    2,900  People's Energy Corp....................       109,294
   19,125  Sempra Energy...........................       432,703
                                                     ------------
                                                          840,566
                                                     ------------
           UTILITIES -- TELEPHONE (8.2%):
   21,900  Alltel Corp.............................     1,565,850
   87,600  Ameritech Corp..........................     6,438,600
  253,101  AT&T Corp...............................    14,126,199
  123,640  Bell Atlantic Corp......................     8,082,965
  155,400  BellSouth Corp..........................     7,284,375
   13,700  Frontier Corp...........................       808,300
   76,900  GTE Corp................................     5,820,369
  148,099  MCI Worldcom, Inc.*.....................    12,773,538
   22,900  Nextel Communications, Inc. - Class A*       1,149,294
           (c).....................................
  155,818  SBC Communications, Inc.................     9,037,444
   68,900  Sprint Corp.............................     3,638,781
   40,060  US West, Inc............................     2,353,525
                                                     ------------
                                                       73,079,240
                                                     ------------
           TOTAL COMMON STOCKS.....................   892,747,176
                                                     ------------
INVESTMENT COMPANIES (0.8%):
6,882,183  Federated Prime Value Obligations Money      6,882,183
           Market Fund.............................
           TOTAL INVESTMENT COMPANIES..............     6,882,183
                                                     ------------

                                   CONTINUED

                   Kent Funds
                                    INDEX EQUITY
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
SHORT-TERM SECURITIES HELD AS
COLLATERAL (2.4%):
           COMMERCIAL PAPER (1.7%):
1,000,000  Ameritech Capital Funding Corp., 5.12%,   $    996,690
           7/23/99.................................
  800,000  Bell South Telecommunications, 5.16%,          798,957
           7/9/99..................................
1,000,000  Cargill Inc., 5.65%, 7/1/99.............     1,000,000
1,000,000  Coca-Cola Co., 5.13%, 7/30/99...........       995,697
1,000,000  Daimler, 5.14%, 8/11/99.................       993,957
1,000,000  R.R. Donnelley & Sons Co., 5.26%,              997,117
           7/20/99.................................
1,000,000  Duke Energy, 5.50%, 7/1/99..............     1,000,000
1,000,000  Ford Motor Credit Corp., 5.18%,                997,690
           7/16/99.................................
1,000,000  Gannett Co., 5.09%, 7/19/99.............       997,260
1,000,000  General Electric Capital Corp., 5.10%,         993,957
           8/11/99.................................
1,000,000  General Motors Acceptance Corp., 5.09%,        994,248
           8/9/99..................................
  600,000  GTE Funding Corp., 5.04%, 7/8/99........       598,634
1,000,000  H.J. Heinz Co., 5.14%, 8/19/99..........       992,792
1,000,000  Mobil Corp., 5.50%, 7/1/99..............     1,000,000
1,000,000  Nestle Capital Corp., 5.23%, 7/1/99.....     1,000,000
1,000,000  UBS Finance, 5.50%, 7/1/99..............     1,000,000
                                                     ------------
                                                       15,356,999
                                                     ------------
           REPURCHASE AGREEMENTS (0.6%):
1,949,265  Chase Securities Inc. 4.90%, 7/1/99          1,949,265
           (Collateralized by $1,950,478 various
           Corporate Notes & Bonds, 6.25%-7.25%,
           6/30/01-5/15/16, market value
           $1,949,111).............................
3,537,511  Goldman Sachs & Co. 5.20%, 7/1/99            3,537,511
           (Collateralized by $5,702,787 various
           Government Agency Securities, 4.50%-
           12.50%, 3/15/01-6/20/29, market value
           $3,607,740).............................
                                                     ------------
                                                        5,486,776
                                                     ------------
           TIME DEPOSITS (0.1%):
  500,081  Barclays Bank PLC London, 5.81%,               500,081
           7/1/99..................................
                                                     ------------

                           SECURITY                     MARKET
 SHARES                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
SHORT-TERM SECURITIES HELD AS
COLLATERAL (CONTINUED)

                 TIME DEPOSITS (CONTINUED)

  500,082  Canadian Imperial Bank Commerce Cay,      $    500,082
           5.88%, 7/1/99...........................
                                                     ------------
                                                        1,000,163
                                                     ------------
           TOTAL SHORT-TERM SECURITIES HELD AS
           COLLATERAL..............................    21,843,938
                                                     ------------
TOTAL INVESTMENTS
(Cost $484,898,209) (a) -- 101.8%..................   921,473,297
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.8)%....   (16,051,636)
                                                     ------------
TOTAL NET ASSETS -- 100.0%.........................  $905,421,661
                                                     ------------
                                                     ------------

---------------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...........................  $445,974,383
Unrealized depreciation...........................    (8,399,295)
                                                    ------------
Net unrealized appreciation.......................  $436,575,088
                                                    ------------
                                                    ------------

(b)  Security has been deposited as initial margin on open future contracts.
(c)  A portion of this security was loaned as of June 30, 1999.
* Non-income producing security.
ADR American Depositary Receipt

At June 30, 1999, the Fund's open future contracts were as follows:

  # OF                    OPENING                   CURRENT           MARKET
CONTRACTS              CONTRACT TYPE                POSITION          VALUE
---------   -----------------------------------  --------------   --------------
35....               Standard & Poor's           $   11,675,925   $   12,089,875
                       500, 9/16/99

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   Kent Funds
                                    SHORT TERM BOND FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    JUNE 30, 1999 (UNAUDITED)

 PRINCIPAL                   SECURITY                     MARKET
  AMOUNT                   DESCRIPTION                    VALUE
-----------  ----------------------------------------  ------------
CORPORATE NOTES & BONDS (62.4%):
             AEROSPACE (4.1%):
  6,000,000  Boeing Capital Corp., 6.83%, 5/21/01....  $  6,030,000
                                                       ------------
             AUTOMOTIVE PARTS -- REPLACEMENT (3.4%):
  5,000,000  Premier Auto Trust, 5.28%, 11/8/01......     5,021,150
                                                       ------------
             BANKING (9.7%):
  5,000,000  ABN Amro Bank, 6.63%, 10/31/01..........     5,014,700
  5,000,000  Bankers Trust Corp., 5.85%, 5/11/00.....     4,987,500
  4,000,000  First Of America, 8.50%, 2/1/04.........     4,335,000
                                                       ------------
                                                         14,337,200
                                                       ------------
             BROKERS (7.5%):
  5,000,000  Merrill Lynch & Co., Inc., 6.64%,            5,031,250
             9/19/02.................................
  6,000,000  Morgan Stanley Group, Inc., 6.50%,           6,037,500
             3/30/01.................................
                                                       ------------
                                                         11,068,750
                                                       ------------
             CABLE TELEVISION (3.5%):
  5,000,000  Tele-Commun Inc., 8.25%, 1/15/03........     5,256,250
                                                       ------------
             COMPUTER HARDWARE MANUFACTURING (3.4%):
  5,000,000  IBM Corp., 5.76%, 7/10/00...............     4,987,500
                                                       ------------
             FINANCE (25.2%):
  5,000,000  Aristar, Inc., 6.00%, 8/1/01............     4,962,500
  5,000,000  Associates Corp., 5.50%, 2/15/02........     4,900,000
  4,000,000  Beneficial Corp., 6.28%, 1/15/02........     3,985,000
  5,000,000  Ford Motor Credit Corp., 7.50%,              5,143,750
             1/15/03.................................
  3,000,000  General Motors Acceptance Corp., 6.80%,      3,030,000
             5/22/01.................................
  4,000,000  Household Netherlands BV, 6.20%,             3,910,000
             12/1/03.................................
  5,000,000  MCN Investment Corp., 6.89%, 1/16/02....     5,000,000
  5,000,000  Norwest Financial, Inc., 7.88%,              5,175,000
             2/15/02.................................
  1,500,000  Transamerica Financial Corp., 6.13%,         1,492,500
             11/1/01.................................
                                                       ------------
                                                         37,598,750
                                                       ------------
             GROCERY (1.3%):
  2,000,000  SuperValu, Inc., 7.25%, 7/15/99.........     2,000,000
                                                       ------------
             INDUSTRIAL GOODS & SERVICES (4.3%):
  4,375,000  Enron Corp., 6.45%, 11/15/01............     4,375,000
  2,000,000  Monsanto Co., 5.38%, 12/1/01............     1,957,500
                                                       ------------
                                                          6,332,500
                                                       ------------
             TOTAL CORPORATE NOTES & BONDS...........    92,632,100
                                                       ------------
SHORT-TERM SECURITIES HELD AS COLLATERAL (11.6%):
             COMMERICAL PAPER (3.7%):
    350,000  Bell South Telecommunications, 5.16%,          349,544
             7/9/99..................................
    500,000  Cargill Inc., 5.65%, 7/1/99.............       500,000
    500,000  Coca-Cola Co., 5.13%, 7/30/99...........       497,848
    400,000  R.R. Donnelley & Sons Co., 5.26%,              398,847
             7/20/99.................................

 PRINCIPAL                   SECURITY                     MARKET
  AMOUNT                   DESCRIPTION                    VALUE
-----------  ----------------------------------------  ------------
SHORT-TERM SECURITIES HELD AS COLLATERAL (CONTINUED)

             COMMERICAL PAPER (CONTINUED)

    500,000  Duke Energy, 5.50%, 7/1/99..............  $    500,000
    500,000  Ford Motor Credit Corp., 5.18%,                498,845
             7/16/99.................................
    500,000  General Electric Capital Corp., 5.10%,         496,979
             8/11/99.................................
    500,000  General Motors Acceptance Corp., 5.09%,        497,124
             8/9/99..................................
    250,000  GTE Funding Corp., 5.04%, 7/8/99........       249,431
    500,000  Mobil Corp., 5.50%, 7/1/99..............       500,000
    500,000  Nestle Capital Corp., 5.23%, 7/1/99.....       500,000
    500,000  UBS Finance, 5.50%, 7/1/99..............       500,000
                                                       ------------
                                                          5,488,618
                                                       ------------
             REPURCHASE AGREEMENTS (7.0%):
  1,750,238  Chase Securities Inc. 4.90%, 7/1/99          1,750,238
             (Collateralized by $1,501,138 various
             Corporate Notes & Bonds, 6.25%-7.25%,
             6/30/01-5/15/16, market value
             $1,500,086).............................
  2,524,365  Goldman Sachs & Co. 5.20%, 7/1/99            2,524,365
             (Collateralized by $4,904,686 various
             Government Agency Securities, 4.50%-
             12.50%, 3/15/01-6/20/29, market value
             $3,102,840).............................
  2,505,365  J P Morgan Securities, 4.90%, 7/1/99         2,505,365
             (Collateralized by $11,739,248 various
             Government Agency Securities, 6.00%-
             9.00%, 1/15/05-1/15/29, market value
             $2,553,250).............................
  2,000,827  Prudential Securities Inc., 4.90%,           2,000,827
             7/1/99 (Collateralized by $3,794,516
             various Government Agency Securities,
             5.50%-12.50%, 1/15/01-6/20/29, market
             value $2,040,000).......................
  1,500,620  Prudential Securities Inc. 4.90%,7/1/99      1,500,620
             (Collateralized by $2,845,887 various
             Government Agency Securities, 5.50%-
             12.50%, 1/15/01-6/20/29, market value
             $1,530,000).............................
                                                       ------------
                                                         10,281,415
                                                       ------------
             TIME DEPOSITS (0.9%):
    700,113  Barclays Bank PLC London, 5.81%,               700,113
             7/1/99..................................
    700,114  Canadian Imperial Bank Commerce Cay,           700,114
             5.88%, 7/1/99...........................
                                                       ------------
                                                          1,400,227
                                                       ------------
             TOTAL SHORT-TERM SECURITIES HELD AS
             COLLATERAL..............................    17,170,260
                                                       ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (13.4%):
             FANNIE MAE (3.4%):
  5,000,000  6.03%, 7/2/99...........................     5,000,050
                                                       ------------

                                   CONTINUED

                   Kent Funds
                                    SHORT TERM BOND FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

 PRINCIPAL                   SECURITY                     MARKET
  AMOUNT                   DESCRIPTION                    VALUE
-----------  ----------------------------------------  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
             FREDDIE MAC (10.0%):
  5,000,000  5.00%, 2/15/01 (c)......................  $  4,947,650
  5,000,000  5.75%, 6/15/01 (c)......................     4,993,450
  5,000,000  5.75%, 7/15/03..........................     4,941,500
                                                       ------------
                                                         14,882,600
                                                       ------------
             TOTAL U.S. GOVERNMENT AGENCY
             OBLIGATIONS.............................    19,882,650
                                                       ------------

U.S. GOVERNMENT OBLIGATIONS (18.9%):
             U.S. TREASURY NOTES (18.9%):
 10,000,000  6.00%, 8/15/00 (c)......................    10,067,100
  8,250,000  6.63%, 7/31/01..........................     8,410,298
  3,900,000  6.25%, 1/31/02..........................     3,954,327
  5,600,000  6.25%, 2/28/02 (c)......................     5,675,992
                                                       ------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS.......    28,107,717
                                                       ------------

INVESTMENT COMPANIES (3.4%):
    470,061  Dreyfus Cash Management Money Market           470,061
             Fund....................................
  4,538,302  Federated Prime Value Obligations Money      4,538,302
             Market Fund.............................
                                                       ------------
             TOTAL INVESTMENT COMPANIES..............     5,008,363
                                                       ------------
             TOTAL INVESTMENTS (COST $164,343,789)
             (a) -- 109.7%...........................   162,801,090
             LIABILITIES IN EXCESS OF OTHER ASSETS --
             (9.7)%..................................   (14,362,307)
                                                       ------------
             TOTAL NET ASSETS -- 100.0%..............  $148,438,783
                                                       ------------
                                                       ------------

---------------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...........................  $    98,757
Unrealized depreciation...........................   (1,641,456)
                                                    -----------
Net unrealized depreciation.......................  $(1,542,699)
                                                    -----------
                                                    -----------

(b) 144a security which is restricted as to resale to institutional investors. This security has been deemed liquid.

(c) A portion of this security was loaned as of June 30, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   Kent Funds
                                    INTERMEDIATE BOND FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    JUNE 30, 1999 (UNAUDITED)

 PRINCIPAL                   SECURITY                     MARKET
  AMOUNT                   DESCRIPTION                     VALUE
-----------  ----------------------------------------  -------------
CORPORATE NOTES & BONDS (33.4%):
             AUTOMOTIVE (0.9%):
$ 8,000,000  Ford Motor Credit Co., 5.80%, 1/12/09...  $   7,310,000
                                                       -------------
             BANKING (9.4%):
 10,000,000  Bank America, 5.88%, 2/15/09 (c)........      9,187,500
  6,000,000  Bank of Montreal-Chicago, 7.80%, 4/1/07       6,307,500
             ........................................
  5,000,000  Bank One Corp., 6.00%, 2/17/09..........      4,618,750
  5,000,000  Bankers Trust Corp., 5.85%, 5/11/00.....      4,987,500
 10,000,000  Chase Manhattan Corp., 6.75%, 9/15/06...      9,737,500
  8,000,000  Chase Manhattan Corp., 7.13%, 6/15/09         8,020,000
             (c).....................................
  5,000,000  J.P. Morgan & Co., 7.63%, 9/15/04.......      5,150,000
  5,270,000  Keycorp, 6.75%, 3/15/06.................      5,177,775
  5,000,000  MBNA American Bank NA, 7.25%, 9/15/02...      5,056,250
  5,000,000  MBNA Master Credit Card Trust, 5.10%*,        5,004,500
             8/15/05.................................
  5,000,000  NCNB Corp., 9.38%, 9/15/09..............      5,818,750
 10,000,000  Wachovia Corp., 6.38%, 2/1/09...........      9,637,500
                                                       -------------
                                                          78,703,525
                                                       -------------
             BROKERS (3.4%):
  5,500,000  Bear Stearns Co., 6.75%, 4/15/03........      5,479,375
  8,500,000  Donaldson Lufkin Jenrett, 5.88%,              8,340,625
             4/1/02..................................
  3,000,000  Goldman Sachs Group, 6.65%, 5/15/09.....      2,898,750
  7,000,000  Merrill Lynch & Co., 6.00%, 2/17/09.....      6,457,500
  5,000,000  Salomon Smith Barney, 7.13%, 10/1/06....      4,968,750
                                                       -------------
                                                          28,145,000
                                                       -------------
             FINANCE (9.8%):
  5,000,000  Associates Corp., N.A., 6.52%,                5,012,500
             10/11/02................................
  5,000,000  Citigroup Capital II, 7.75%, 12/1/36....      4,818,750
 10,000,000  Ford Capital Guaranteed Notes, 9.88%,        10,900,000
             5/15/02.................................
  8,400,000  Ford Motor Credit Corp., 9.03%,               9,219,000
             12/30/09, Callable 12/30/04 @ 100.......
  5,000,000  General Electric Capital Corp., 6.66%*,       5,031,250
             5/1/00, Putable 5/1/00 @100.............
 10,000,000  General Motors Acceptance Corp., 5.35%,       9,775,000
             12/7/01.................................
  5,000,000  General Motors Acceptance Corp., 5.91%,       4,931,250
             3/11/02.................................
  5,000,000  General Motors Acceptance Corp., 6.15%,       4,762,500
             4/5/07 (c)..............................
  5,000,000  Household Finance Corp., 8.00%, 8/1/04..      5,268,750
  5,000,000  National City Bank, 6.25%, 3/15/11......      4,700,000
  5,000,000  Norwest Corp., 6.50%, 6/1/05............      4,906,250
  6,000,000  Norwest Finance Inc., 5.38%, 9/30/03....      5,745,000
  8,000,000  PNC Funding Corp., 6.13%, 2/15/09.......      7,510,000
                                                       -------------
                                                          82,580,250
                                                       -------------
             INDUSTRIAL GOODS & SERVICES (3.2%):
  5,500,000  Boston Scientific, 6.63%, 3/15/05.......      5,252,500
  7,500,000  Comdisco Inc., 6.13%*, 8/1/01, Callable       7,462,500
             8/1/01 @ 100............................
  5,000,000  General Motors, 6.25%, 5/1/05...........      4,856,250

 PRINCIPAL                   SECURITY                     MARKET
  AMOUNT                   DESCRIPTION                     VALUE
-----------  ----------------------------------------  -------------
CORPORATE NOTES & BONDS (CONTINUED)

             INDUSTRIAL GOODS & SERVICES (CONTINUED)

$10,000,000  Tyco International Group SA, 5.88%,       $   9,487,500
             11/1/04 (b).............................
                                                       -------------
                                                          27,058,750
                                                       -------------
             INSURANCE (1.8%):
  5,000,000  American Annuity Group, 6.88%, 6/1/08...      4,650,000
  5,000,000  St. Paul Companies, Inc., 7.19%,              5,056,250
             8/2/07..................................
  5,100,000  Travelers Group, Inc., 6.88%,                 5,138,250
             12/15/03................................
                                                       -------------
                                                          14,844,500
                                                       -------------
             MACHINERY & EQUIPMENT (0.7%):
  6,000,000  Case Corp., 7.25%, 1/15/16..............      5,737,500
                                                       -------------
             TECHNOLOGY (1.2%):
 10,000,000  MCI Worldcom Inc., 7.55%, 4/1/04........     10,275,000
                                                       -------------
             TELECOMMUNICATIONS (1.6%):
  6,000,000  Bell Canada, 7.75%, 4/1/06..............      6,292,500
  8,000,000  Sprint Cap. Corp., 6.88%, 11/15/28......      7,310,000
                                                       -------------
                                                          13,602,500
                                                       -------------
             TRANSPORTATION -- RAILROAD (0.8%):
  7,000,000  Union Pacific Co., 6.34%, 11/25/03......      6,868,750
                                                       -------------
             UTILITIES (0.6%):
  5,000,000  Western Resources, Inc., 6.88%,               4,956,250
             8/1/04..................................
                                                       -------------
             TOTAL CORPORATE NOTES & BONDS...........    280,082,025
                                                       -------------

SHORT-TERM SECURITIES HELD AS COLLATERAL (14.1%):
             COMMERCIAL PAPER (5.5%):
  3,000,000  Ameritech Capital Funding Corp., 5.12%,       2,990,069
             7/23/99.................................
  1,800,000  Bell South Telecommunications, 5.16%,         1,797,653
             7/9/99..................................
  1,000,000  Bell South Telecommunications, 5.18%,           994,973
             8/4/99..................................
  3,000,000  Cargill Inc., 5.65%, 7/1/99.............      3,000,000
  3,000,000  Coca-Cola Co., 5.13%, 7/30/99...........      2,987,090
  1,500,000  Daimler, 5.14%, 8/11/99.................      1,490,936
  3,000,000  R.R. Donnelley & Sons Co.,                    2,991,352
             5.26%, 7/20/99..........................
  3,000,000  Duke Energy, 5.50%, 7/1/99..............      3,000,000
  3,000,000  Ford Motor Credit Corp., 5.18%,               2,993,069
             7/16/99.................................
  1,500,000  Gannett Co., 5.09%, 7/19/99.............      1,495,890
  4,000,000  General Electric Capital Corp., 5.10%,        3,975,829
             8/11/99.................................
  4,000,000  General Motors Acceptance Corp., 5.09%,       3,976,992
             8/9/99..................................
  2,500,000  GTE Funding Corp., 5.04%, 7/8/99........      2,494,308
  1,250,000  GTE Funding Corp., 5.05%, 7/16/99.......      1,247,112
  1,500,000  H.J.Heinz Co., 5.14%, 8/19/99...........      1,489,188
  3,000,000  Mobil Corp., 5.50%, 7/1/99..............      3,000,000
  3,000,000  Nestle Capital Corp., 5.23%, 7/1/99.....      3,000,000
  3,000,000  UBS Finance, 5.50%, 7/1/99..............      3,000,000
                                                       -------------
                                                          45,924,461
                                                       -------------

                                   CONTINUED

                   Kent Funds
                                    INTERMEDIATE BOND FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

 PRINCIPAL                   SECURITY                     MARKET
  AMOUNT                   DESCRIPTION                     VALUE
-----------  ----------------------------------------  -------------
SHORT-TERM SECURITIES HELD AS COLLATERAL (CONTINUED)
             REPURCHASE AGREEMENTS (7.9%):
$17,083,325  Chase Securities Inc. 4.90%, 7/1/99       $  17,083,325
             (Collateralized by $17,093,952 various
             Corporate Notes & Bonds, 6.25%-7.25%,
             6/30/01-5/15/16, market value
             $17,081,975)............................
 25,003,611  Goldman Sachs & Co. 5.20%, 7/1/99            25,003,611
             (Collateralized by $40,308,075 various
             Government Agency Securities, 4.50%-
             12.50%, 3/15/01-6/20/29, market value
             $25,500,001)............................
  4,225,048  J P Morgan Securities, 4.90%, 7/1/99          4,225,048
             (Collateralized by $19,797,068 various
             Government Agency Securities, 6.00%-
             9.00%, 1/15/05-1/15/29, market value
             $4,305,801).............................
  1,686,612  J P Morgan Securities, 4.90%, 7/1/99          1,686,612
             (Collateralized by $7,902,862 various
             Government Agency Securities, 6.00%-
             9.00%,1/15/05-1/15/29, market value
             $1,718,848).............................
  1,503,219  J P Morgan Securities, 4.90%, 7/1/99          1,503,219
             (Collateralized by $7,043,549 various
             Government Agency Securities, 6.00%-
             9.00%, 1/15/05-1/15/29, market value
             $1,531,950).............................
  3,001,240  Prudential Securities Inc. 4.90%, 7/1/99      3,001,240
             (Collateralized by $5,691,774 various
             Government Agency Securities, 5.50%-
             12.50%, 1/15/01-6/20/29, market value
             $3,060,000).............................
  3,001,240  Prudential Securities Inc., 4.90%,            3,001,240
             7/1/99 (Collateralized by $5,691,774
             various Government Agency Securities,
             5.50%-12.50%, 1/15/01-6/20/29, market
             value $3,060,000).......................
  7,002,893  Prudential Securities Inc., 4.90%,            7,002,893
             7/1/99 (Collateralized by $13,280,806
             various Government Agency Securities,
             5.50%-12.50%, 1/15/01-6/20/29, market
             value $7,140,000).......................
  4,001,653  Prudential Securities Inc., 4.90%,            4,001,653
             7/1/99 (Collateralized by $7,589,032
             various Government Agency Securities,
             5.50%-12.50%, 1/15/01-6/20/29, market
             value $4,080,000).......................
                                                       -------------
                                                          66,508,841
                                                       -------------
             TIME DEPOSITS (0.7%):
  3,000,484  Barclays Bank PLC London, 5.81%,              3,000,484
             7/1/99..................................
  3,000,490  Canadian Imperial Bank Commerce Cay,          3,000,490
             5.88%, 7/1/99...........................
                                                       -------------
                                                           6,000,974
                                                       -------------
             TOTAL SHORT-TERM SECURITIES HELD AS
             COLLATERAL..............................    118,434,276
                                                       -------------

 PRINCIPAL                   SECURITY                     MARKET
  AMOUNT                   DESCRIPTION                     VALUE
-----------  ----------------------------------------  -------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (12.9%):
             FANNIE MAE (6.5%):
$10,000,000  5.13%, 2/13/04..........................  $   9,612,000
 25,000,000  5.63%, 5/14/04 (c)......................     24,504,000
  9,100,000  6.00%, 11/15/22.........................      8,851,024
 12,000,000  6.25%, 11/18/23.........................     11,619,000
                                                       -------------
                                                          54,586,024
                                                       -------------
             FEDERAL FARM CREDIT BANK (1.2%):
 10,000,000  6.30%, 9/23/04..........................     10,060,500
                                                       -------------
             FEDERAL HOME LOAN BANK (0.6%):
  5,000,000  6.49%, 1/8/04...........................      5,070,000
                                                       -------------
             FREDDIE MAC (4.6%):
 24,000,000  5.75%, 7/15/03..........................     23,719,200
 10,410,000  8.12%, 1/31/05..........................     11,271,636
  3,000,000  7.22%, 6/14/06..........................      3,136,170
                                                       -------------
                                                          38,127,006
                                                       -------------
             TOTAL U.S. GOVERNMENT AGENCY
             OBLIGATIONS.............................    107,843,530
                                                       -------------

U.S. GOVERNMENT OBLIGATIONS (48.9%):
             U.S. TREASURY BONDS (10.2%):
 59,200,000  9.13%, 5/15/09..........................     66,685,248
 12,000,000  10.38%, 11/15/09........................     14,322,960
  3,200,000  12.00%, 8/15/13.........................      4,478,848
                                                       -------------
                                                          85,487,056
                                                       -------------
             U.S. TREASURY NOTES (31.8%):
 56,000,000  6.50%, 5/31/01..........................     56,981,120
 13,300,000  6.25%, 10/31/01 (c).....................     13,473,565
 77,000,000  7.50%, 11/15/01 (c).....................     80,113,880
 47,000,000  6.38%, 8/15/02..........................     47,838,480
  2,000,000  6.25%, 2/15/03..........................      2,030,160
 10,350,000  7.50%, 2/15/05 (c)......................     11,115,072
  2,100,000  6.88%, 5/15/06..........................      2,210,355
 31,800,000  7.00%, 7/15/06..........................     33,676,200
  2,300,000  6.50%, 10/15/06 (c).....................      2,373,577
 16,000,000  6.63%, 5/15/07 (c)......................     16,659,360
                                                       -------------
                                                         266,471,769
                                                       -------------
             U.S. TREASURY STRIPS (6.9%):
 38,000,000  11/15/04 (c)............................     27,559,120
 53,000,000  11/15/08................................     30,205,760
                                                       -------------
                                                          57,764,880
                                                       -------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS.......    409,723,705
                                                       -------------

YANKEE CERTIFICATES OF DEPOSIT (1.2%):
 10,000,000  Potash Corp. Saskatchewan, 7.13%,             9,887,500
             6/15/07.................................
                                                       -------------
             TOTAL YANKEE CERTIFICATES OF DEPOSIT....      9,887,500
                                                       -------------

INVESTMENT COMPANIES (2.3%):
  3,259,464  Dreyfus Cash Management Money Market          3,259,464
             Fund....................................

                                   CONTINUED

                   Kent Funds
                                    INTERMEDIATE BOND FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

 PRINCIPAL                   SECURITY                     MARKET
  AMOUNT                   DESCRIPTION                     VALUE
-----------  ----------------------------------------  -------------
INVESTMENT COMPANIES (CONTINUED)
$15,689,224  Federated Prime Value Obligations Money   $  15,689,223
             Market Fund.............................
                                                       -------------
             TOTAL INVESTMENT COMPANIES..............     18,948,687
                                                       -------------
TOTAL INVESTMENTS -- 112.8%..........................    944,919,723
                                                       -------------
(Cost $963,024,495) (a)
LIABILITIES IN EXCESS OF OTHER ASSETS -- (12.8)%.....   (107,451,249)
                                                       -------------
TOTAL NET ASSETS -- 100.0%...........................  $ 837,468,474
                                                       -------------
                                                       -------------

---------------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...........................  $  3,684,091
Unrealized depreciation...........................   (21,788,863)
                                                    ------------
Net unrealized appreciation.......................  $(18,104,772)
                                                    ------------
                                                    ------------

(b) 144a security which is restricted as to resale to institutional investors. This security has been deemed liquid.
(c)  A portion of this security was loaned as of June 30, 1999.
  *  Non-income producing

PLC - Public Limited Company (British)

SA - Sociedad Anonima (Spanish Corporation)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   Kent Funds
                                    INCOME FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    JUNE 30, 1999 (UNAUDITED)

PRINCIPAL                   SECURITY                     MARKET
  AMOUNT                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
CORPORATE NOTES & BONDS (46.2%):
            BANKING (12.1%):
 2,700,000  Bank of Montreal-Chicago, 7.80%,          $  2,838,375
            4/1/07..................................
 2,000,000  Bank of New York, 8.50%, 12/15/04.......     2,150,000
 2,000,000  BankAmerica Corp., 7.20%, 4/15/06.......     2,005,000
 2,000,000  Chase Manhattan Corp., 7.13%, 3/1/05....     2,027,500
 4,000,000  First Union Corp., 9.45%, 8/15/01.......     4,235,000
 2,000,000  Fleet/Norstar Group, 8.63%, 1/15/07.....     2,167,500
 2,000,000  Midland Bank PLC, 7.63%, 6/15/06........     2,045,000
 3,000,000  National City Bank of Cleveland, 7.25%,      3,093,750
            7/15/10.................................
 5,000,000  NCNB Corp., 10.20%, 7/15/15.............     6,275,001
 5,000,000  PNC Bank N.A., 7.88%, 4/15/05...........     5,175,000
 2,000,000  Republic New York Corp., 7.00%,              1,922,500
            3/22/11.................................
 2,000,000  Swiss Bank Corp. -- New York, 7.38%,         2,010,000
            7/15/15.................................
                                                      ------------
                                                        35,944,626
                                                      ------------
            BEVERAGES & TOBACCO (1.6%):
 4,390,000  Seagram Co. Ltd., 8.35%, 1/15/22........     4,609,500
                                                      ------------
            BROKERS (0.7%):
 2,000,000  Salomon, Inc., 6.75%, 2/15/03...........     2,010,000
                                                      ------------
            FINANCE (11.5%):
 5,000,000  Associates Corp. NA, 7.95%, 2/15/10.....     5,306,250
 3,500,000  British Gas Finance, 6.63%, 6/1/18......     3,220,000
 2,000,000  Discover Credit, 9.26%, 3/20/12.........     2,347,500
 5,000,000  Ford Motor Credit Corp., 9.03%,              5,487,500
            12/30/09, Callable 12/30/04 @ 100.......
 5,000,000  General Motors Acceptance Corp., 6.85%,      5,056,250
            6/17/04.................................
 3,500,000  Great Western Financial Trust II, 8.21%,     3,504,375
            2/1/27, Callable 2/1/07 @ 104.10........
 5,000,000  Lehman Brothers Holdings, Inc., 8.75%,       5,306,250
            3/15/05.................................
 4,000,000  St. Paul Cos, Inc., 7.25%, 8/9/07.......     4,060,000
                                                      ------------
                                                        34,288,125
                                                      ------------
            GAS TRANSMISSION (0.8%):
 2,500,000  Enserch Corp., 7.13%, 6/15/05...........     2,512,500
                                                      ------------
            INDUSTRIAL GOODS & SERVICES (6.8%):
 5,000,000  Cyprus Amax, 7.38%, 5/15/07.............     4,675,000
 3,000,000  Engelhard Corp., 7.38%, 8/1/06..........     3,026,250
 5,000,000  Protection One Alarm, 7.38%, 8/15/05         4,793,750
            (b).....................................
 2,950,000  Raytheon Co., 6.75%, 8/15/07............     2,905,750
 5,000,000  Union Carbide Corp., 6.70%, 4/1/09......     4,793,750
                                                      ------------
                                                        20,194,500
                                                      ------------
            INSURANCE (0.7%):
 2,000,000  Travelers Capital III, 7.63%, 12/1/36...     1,932,500
                                                      ------------
            MACHINERY & EQUIPMENT (0.6%):
 2,000,000  Case Corp., 7.25%, 1/15/16..............     1,912,500
                                                      ------------
            OIL & GAS (2.0%):
 5,000,000  Phillips Petroleum, 9.38%, 2/15/11......     5,912,500
                                                      ------------

PRINCIPAL                   SECURITY                     MARKET
  AMOUNT                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
CORPORATE NOTES & BONDS (CONTINUED)
            RETAIL (1.6%):
 4,658,403  Fred Meyer, Inc., Lease Trust, 8.50%,     $  4,827,270
            7/15/17.................................
                                                      ------------
            TELECOMMUNICATIONS (7.1%):
 3,500,000  GTE Florida, Inc., 6.86%, 2/1/28........     3,311,875
 4,000,000  Sprint Cap. Corp., 6.88%, 11/15/28......     3,655,000
 5,000,000  TCI Communications, Inc., 7.13%,             4,856,250
            2/15/28.................................
 5,000,000  US West Cap Funding, Inc., 6.88%,            4,500,000
            7/15/28.................................
 5,000,000  Worldcom Inc., 6.95%, 8/15/28...........     4,725,000
                                                      ------------
                                                        21,048,125
                                                      ------------
            UTILITIES (0.7%):
 2,000,000  Pacific Gas & Electric, 6.25%, 3/1/04...     1,980,000
                                                      ------------
            TOTAL CORPORATE NOTES & BONDS...........   137,172,146
                                                      ------------

FOREIGN GOVERNMENT AGENCIES (0.3%):
 1,000,000  Hydro-Quebec, 9.41%, 3/23/00............     1,021,250
                                                      ------------
            TOTAL FOREIGN GOVERNMENT AGENCIES.......     1,021,250
                                                      ------------

MUNICIPAL BOND -- TAXABLE (0.7%):
            CALIFORNIA (0.7%):
 2,000,000  San Bernardino County, Financing             2,010,000
            Authority Pension Obligation Revenue,
            6.99%, 8/1/10 (Insured by MBIA).........
                                                      ------------
            TOTAL MUNICIPAL BOND -- TAXABLE.........     2,010,000
                                                      ------------

SHORT-TERM SECURITIES HELD AS COLLATERAL (21.0%):
            COMMERICAL PAPER (7.7%):
 1,000,000  Ameritech Capital Funding Corp., 5.12%,        996,690
            7/23/99.................................
   600,000  Bell South Telecommunications, 5.16%,          599,218
            7/9/99..................................
 1,000,000  Bell South Telecommunications, 5.18%,          994,973
            8/4/99..................................
 1,600,000  Cargill Inc., 5.65%, 7/1/99.............     1,600,000
 1,600,000  Coca-Cola Co., 5.13%, 7/30/99...........     1,593,115
 1,000,000  Daimler, 5.14%, 8/11/99.................       993,957
 1,200,000  R.R. Donnelley & Sons Co., 5.26%,            1,196,541
            7/20/99.................................
 1,600,000  Duke Energy, 5.50%, 7/1/99..............     1,600,000
 1,600,000  Ford Motor Credit Corp., 5.18%,              1,596,303
            7/16/99.................................
 1,000,000  Gannett Co., 5.09%, 7/19/99.............       997,260
 1,500,000  General Electric Capital Corp., 5.10%,       1,490,936
            8/11/99.................................
 1,500,000  General Motors Acceptance Corp., 5.09%,      1,491,372
            8/9/99..................................
 2,000,000  GTE Funding Corp., 5.04%, 7/8/99........     1,995,446
 1,000,000  H.J.Heinz Co., 5.14%, 8/19/99...........       992,792
 1,600,000  Mobil Corp., 5.50%, 7/1/99..............     1,600,000
 1,600,000  Nestle Capital Corp., 5.23%, 7/1/99.....     1,600,000
 1,600,000  UBS Finance, 5.50%, 7/1/99..............     1,600,000
                                                      ------------
                                                        22,938,603
                                                      ------------

                                   CONTINUED

                   Kent Funds
                                    INCOME FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

PRINCIPAL                   SECURITY                     MARKET
  AMOUNT                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
SHORT-TERM SECURITIES HELD AS COLLATERAL (CONTINUED)
            REPURCHASE AGREEMENTS (12.1%):
10,001,361  Chase Securities Inc. 4.90%, 7/1/99       $ 10,001,361
            (Collateralized by $10,007,583 various
            Corporate Notes & Bonds, 6.25%-7.25%,
            6/30/01-5/15/16, market value
            $10,000,571)............................
11,839,710  Goldman Sachs & Co. 5.20%, 7/1/99           11,839,710
            (Collateralized by $19,086,679 various
            Government Agency Securities, 4.50%-
            12.50%, 3/15/01-6/20/29, market value
            $12,074,760)............................
 7,015,022  J P Morgan Securities, 4.90%, 7/1/99         7,015,022
            (Collateralized by $32,869,895 various
            Government Agency Securities, 6.00%-
            9.00%, 1/15/05-1/15/29, market value
            $7,149,101).............................
   785,683  J P Morgan Securities, 4.90%, 7/1/99           785,683
            (Collateralized by $3,681,428 various
            Government Agency Securities, 6.00%-
            9.00%, 1/15/05-1/15/29, market value
            $800,699)...............................
 2,505,365  J P Morgan Securities, 4.90%, 7/1/99         2,505,365
            (Collateralized by $11,739,248 various
            Government Agency Securities, 6.00%-
            9.00%, 1/15/05-1/15/29, market value
            $2,553,250).............................
 1,519,628  Prudential Securities Inc., 4.90%,           1,519,628
            7/1/99 (Collateralized by $2,881,935
            various Government Agency Securities,
            5.50%-12.50%, 1/15/01-6/20/29, market
            value $1,549,380).......................
 2,231,922  Prudential Securities Inc., 4.90%,           2,231,922
            7/1/99 (Collateralized by $4,232,783
            various Government Agency Securities,
            5.50%-12.50%, 1/15/01-6/20/29, market
            value $2,275,620).......................
                                                      ------------
                                                        35,898,691
                                                      ------------
            TIME DEPOSITS (1.2%):
 1,800,291  Barclays Bank PLC London, 5.81%*, 7/1/99     1,800,291
            ........................................
 1,800,294  Canadian Imperial Bank Commerce Cay,         1,800,294
            5.88%, 7/1/99...........................
                                                      ------------
                                                         3,600,585
                                                      ------------
            TOTAL SHORT-TERM SECURITIES HELD AS
            COLLATERAL..............................    62,437,879
                                                      ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (13.0%):
            FANNIE MAE (8.9%):
10,000,000  5.63%, 5/14/04 (c)......................     9,801,600
10,000,000  7.40%, 7/1/04...........................    10,548,600
 2,985,581  6.05%, 12/1/08..........................     2,912,106
 3,500,000  6.25%, 11/18/23.........................     3,388,875
                                                      ------------
                                                        26,651,181
                                                      ------------

PRINCIPAL                   SECURITY                     MARKET
  AMOUNT                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
            FREDDIE MAC (4.1%):
 2,500,000  7.22%, 6/14/06..........................  $  2,613,475
10,000,000  5.75%, 3/15/09..........................     9,512,500
                                                      ------------
                                                        12,125,975
                                                      ------------
            TOTAL U.S. GOVERNMENT AGENCY
            OBLIGATIONS.............................    38,777,156
                                                      ------------

U.S. GOVERNMENT OBLIGATIONS (37.5%):
            U.S. TREASURY BONDS (14.2%):
 8,750,000  9.13%, 5/15/09..........................     9,856,350
15,500,000  11.75%, 11/15/14 (c)....................    22,086,415
 2,200,000  7.50%, 11/15/16 (c).....................     2,477,266
 6,000,000  8.75%, 5/15/20..........................     7,697,760
                                                      ------------
                                                        42,117,791
                                                      ------------
            U.S. TREASURY NOTES (16.3%):
 6,000,000  8.00%, 5/15/01 (c)......................     6,260,640
12,000,000  7.50%, 5/15/02 (c)......................    12,566,880
11,000,000  7.00%, 7/15/06 (c)......................    11,649,000
10,000,000  5.50%, 5/15/09 (c)......................     9,784,500
 6,300,000  12.75%, 11/15/10 (c)....................     8,479,674
                                                      ------------
                                                        48,740,694
                                                      ------------
            U.S. TREASURY STRIPS (7.0%):
40,000,000  5/15/10.................................    20,703,600
                                                      ------------
            TOTAL U.S. GOVERNMENT OBLIGATIONS.......   111,562,085
                                                      ------------

INVESTMENT COMPANIES (0.7%):
     8,069  Dreyfus Cash Management Money Market             8,069
            Fund....................................
 1,967,329  Federated Prime Value Obligations Money      1,967,329
            Market Fund.............................
                                                      ------------
TOTAL INVESTMENT COMPANIES..........................     1,975,398
                                                      ------------
TOTAL INVESTMENTS
(Cost $362,138,755) (a) -- 119.4%...................   354,955,913
                                                      ------------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (19.4)%....   (57,709,157)
                                                      ------------
TOTAL NET ASSETS -- 100.0%..........................  $297,246,756
                                                      ------------
                                                      ------------

---------------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...........................  $  1,379,215
Unrealized depreciation...........................    (8,562,057)
                                                    ------------
Net unrealized depreciation.......................  $ (7,182,842)
                                                    ------------
                                                    ------------

(b) 144a security which is restricted as to resale to institutional investors. This security has been deemed liquid.
(c)  A portion of this security was loaned as of June 30, 1999.
MBIA - Municipal Bond Insurance Association
PLC - Public Limited Company

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   Kent Funds
                                    INTERMEDIATE TAX-FREE FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    JUNE 30, 1999 (UNAUDITED)

PRINCIPAL                   SECURITY                     MARKET
  AMOUNT                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
MUNICIPAL BONDS (97.5%):
            ALASKA (2.2%):
$  710,000  Alaska Municipal Bond Bank Authority,     $    712,222
            Series A, GO, 4.75%, 10/1/99............
 1,000,000  Anchorage Electric Utility, Revenue          1,042,500
            Bond, Senior Lien, 5.50%, 12/1/03,
            Callable 6/1/03 @ 102 (Insured by
            MBIA)...................................
 5,000,000  North Slope Boro, Series B, GO, 7.50%,       5,306,250
            6/30/01 (Insured by FSA)................
                                                      ------------
                                                         7,060,972
                                                      ------------
            ARIZONA (2.6%):
 1,000,000  Arizona State University Revenue, 7.10%,     1,075,000
            7/1/16, Prerefunded 7/1/01 @102.........
   500,000  Phoenix, GO, 6.00%, 7/1/99..............       500,000
 1,500,000  Pima County Unified School District No.      1,546,080
            1 Tucson, Series B, GO, ETM, 6.80%,
            7/1/00..................................
 5,000,000  Salt River Project Agricultural              5,281,250
            Improvement & Power District Electric
            System, Series A, 5.63%, 1/1/06.........
                                                      ------------
                                                         8,402,330
                                                      ------------
            ARKANSAS (0.3%):
 1,000,000  Arkansas State Economic Development,         1,016,250
            5.00%, 2/1/03 (Insured by AMBAC)........
                                                      ------------
            CALIFORNIA (5.9%):
 3,400,000  California State, GO, 6.60%, 2/1/10.....     3,863,250
 3,000,000  Orange County, Series A, 6.00%, 6/1/10       3,255,000
            (Insured by MBIA).......................
 2,000,000  Riverside County Transportation              2,125,000
            Commission, Sales Tax Revenue, Series A,
            5.60%, 6/1/05 (Insured by AMBAC)........
 2,000,000  Turlock Irrigation District Revenue,         2,167,500
            Series A, 6.00%, 1/1/06 (Insured by
            MBIA) ..................................
 5,850,000  University of California Revenue,            6,888,374
            Multiple Purpose Projects, Series B,
            9.00%, 9/1/03 (Insured by MBIA).........
                                                      ------------
                                                        18,299,124
                                                      ------------
            COLORADO (2.6%):
 4,000,000  Arapahoe County, School District No.         4,130,000
            005, Cherry Creek, Series A, GO, 5.25%,
            12/15/02................................
 1,400,000  Boulder Valley School District,              1,471,750
            5.50%, 12/1/07 (Insured by FGIC)........
   500,000  Colorado Housing Finance Authority,            496,250
            4.50%, 11/1/05..........................
 1,000,000  Colorado Springs Utility Revenue,            1,066,250
            Series A, 6.50%, 11/15/03, Callable
            11/15/01 @ 102..........................
 1,000,000  E-470 Public Highway Authority Revenue,      1,076,250
            Series C, 6.00%, 9/1/07 (Insured by
            MBIA)...................................
                                                      ------------
                                                         8,240,500
                                                      ------------

PRINCIPAL                   SECURITY                     MARKET
  AMOUNT                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
MUNICIPAL BONDS (CONTINUED)
            CONNECTICUT (1.6%):
$1,000,000  Connecticut State, GO, Series C, 5.38%,   $  1,035,000
            8/15/02.................................
 4,000,000  Connecticut State, Series A, 6.00%,          4,190,000
            5/15/02.................................
                                                      ------------
                                                         5,225,000
                                                      ------------
            FLORIDA (2.3%):
 1,000,000  Broward County School District, GO,          1,026,250
            5.20%, 2/15/03..........................
 1,000,000  Florida State Division Finance               1,060,000
            Department Of General Service,
            6.10%, 7/1/04...........................
 1,000,000  Hillsborough County Florida Development      1,078,750
            Authority Revenue,
            6.38%, 12/1/12 (Insured by MBIA)........
 2,000,000  Lakeland Electric & Water Revenue,           2,142,500
            5.90%, 10/1/07..........................
 1,000,000  Tampa Guaranteed Entitlement Revenue,        1,033,750
            6.60%, 10/1/00 (Insured by AMBAC).......
 1,000,000  Tampa Utilities, Tax & Special Revenue,      1,030,000
            6.30%, 10/1/00 (Insursed by AMBAC)......
                                                      ------------
                                                         7,371,250
                                                      ------------
            GEORGIA (6.9%):
 2,670,000  Atlanta Airport Facilities Revenue           2,746,763
            (AMT), Series B, 5.50%, 1/1/03 (Insured
            by AMBAC)...............................
 7,000,000  Atlanta Georgia Water & Wastewater           7,209,999
            Revenue, 5.50%, 11/1/15 (Insured by
            FGIC)...................................
 5,000,000  Atlanta Georgia Water & Wastewater           5,131,250
            Revenue, 5.50%, 11/1/18 (Insured by
            FGIC)...................................
 2,000,000  Georgia State UTGO, Series B, 6.25%,         2,192,500
            3/1/07..................................
 4,000,000  Georgia State, Series B, GO, 5.95%,          4,330,000
            3/1/08..................................
                                                      ------------
                                                        21,610,512
                                                      ------------
            HAWAII (1.0%):
 1,000,000  Honolulu City & County, Series D, GO,        1,037,500
            ETM, 6.50%, 12/1/00.....................
   855,000  Honolulu Hawaii City & County, 5.60%,          893,475
            1/1/05..................................
   170,000  Honolulu Hawaii City & County ETM,             177,650
            5.60%, 1/1/05...........................
 1,150,000  Maui County, Series A, GO, 6.80%,            1,208,938
            12/1/03, Prerefunded 12/1/00 @ 101
            (Insured by AMBAC)......................
                                                      ------------
                                                         3,317,563
                                                      ------------
            IDAHO (0.6%):
 1,915,000  Ada & Canyon Counties, Joint School          1,991,600
            District No. 2, Meridan, GO, 5.50%,
            7/30/14.................................
                                                      ------------
            ILLINOIS (7.4%):
 2,000,000  Chicago Ill UTGO; Emergency Telephone        1,992,500
            System, 5.25%, 1/1/15 (Insured by
            FGIC)...................................

                                   CONTINUED

                   Kent Funds
                                    INTERMEDIATE TAX-FREE FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

PRINCIPAL                   SECURITY                     MARKET
  AMOUNT                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
MUNICIPAL BONDS (CONTINUED)

            ILLINOIS (CONTINUED)

$  805,000  Chicago Illinois; Emergency Telephone     $    799,969
            System, 5.25%, 1/1/16 (Insured by
            FGIC)...................................
 1,000,000  Chicago Metropolitan Water Reclamation       1,063,750
            District, Working Cash Fund, 5.90%,
            12/1/04.................................
 3,000,000  Chicago Metropolitan, Water Reclamation      3,105,000
            District, Capital Improvement, GO,
            5.50%, 12/1/10..........................
   305,000  Chicago, GO, 6.00%, 1/1/09, Callable           326,350
            1/1/08 @ 102 (Insured by FGIC)..........
 4,270,000  Du Page & Will Counties, Community           4,344,724
            School District No. 204, GO, 4.95%,
            12/30/01 (Insured by FGIC)..............
 4,000,000  Illinois Development Finance Authority,      4,130,000
            Pollution Control Revenue, Commonwealth
            Edison, 5.30%, 1/15/04 (Insured by
            MBIA)...................................
 1,000,000  Illinois State Toll Highway Authority,       1,027,500
            5.50%, 1/1/13...........................
 2,640,000  Lake County Illinois School District No.     2,590,500
            13, 3.95%, 12/1/03 (LOC: Guaranteed
            Student Loans)..........................
 3,135,000  Northwest Suburban Municipal Joint           3,232,969
            Action, Water Agency, Water Supply
            System, Series A, 5.25%, 5/1/04 (Insured
            by MBIA)................................
   745,000  University of Illinois Revenue, Health         756,175
            Service Facility, 4.90%, 10/1/01
            (Insured by AMBAC)......................
                                                      ------------
                                                        23,369,437
                                                      ------------
            INDIANA (3.6%):
 1,100,000  Greenwood Indiana School Building Corp.,     1,091,750
            4.75%, 7/15/07..........................
 2,000,000  Indiana Municipal Power Supply Agency,       2,137,500
            System Revenue, Series B, 5.88%, 1/1/10
            (Insured by MBIA).......................
 3,000,000  Indiana Municipal Power Supply Agency,       3,217,500
            System Revenue, Series B, 6.00%, 1/1/13
            (Insured by MBIA).......................
   465,000  Indiana State Educational Facilities           449,306
            Authority Revenue, 4.35%, 10/1/07
            (Insured by AMBAC)......................
 1,000,000  Indiana Transportation Finance               1,046,250
            Authority, Highway Revenue, Series A,
            5.75%, 6/1/12 (Insured by AMBAC)........
 1,565,000  Indianapolis Utilities District, Series      1,201,138
            B, 3.50%, 6/1/18 (Insured by FGIC)......
 1,300,000  Purdue University Student Fee Revenue,       1,316,250
            Series P, 5.25%, 7/1/13.................
 1,000,000  Purdue University Student Fee Revenue,       1,042,820
            Series D, 6.50%, 7/1/03, Callable 1/1/00
            @ 103...................................
                                                      ------------
                                                        11,502,514
                                                      ------------
PRINCIPAL                   SECURITY                     MARKET
  AMOUNT                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
MUNICIPAL BONDS (CONTINUED)
            IOWA (0.6%):
$2,000,000  Chillicothe Pollution Control Revenue     $  1,975,000
            Bond, 4.25%, 11/1/23, Mandatory Put
            11/1/03 @ 100...........................
                                                      ------------
            LOUISIANA (2.3%):
 4,000,000  Louisiana State, Series A, GO, 5.30%,        4,155,000
            8/1/04 (Insured by MBIA)................
 3,000,000  Louisiana State, Series A, GO, 6.00%,        3,232,500
            4/15/07 (Insured by FGIC)...............
                                                      ------------
                                                         7,387,500
                                                      ------------
            MARYLAND (0.0%):
    50,000  Maryland State Refunding Bond, GO,              50,188
            4.20%, 8/1/01...........................
                                                      ------------
            MASSACHUSETTS (2.3%):
 3,750,000  Massachusetts State Port Authority,          3,459,375
            5.00%, 7/1/28, Callable 7/1/08 @ 101....
 3,750,000  Massachusetts State, Special Obligation      3,839,063
            Revenue, Series A, 5.25%, 6/1/08
            (Insured by AMBAC)......................
                                                      ------------
                                                         7,298,438
                                                      ------------
            MICHIGAN (18.3%):
 2,215,000  Battle Creek Downtown Development            2,386,663
            Authority, 6.00%, 5/1/07 (Insured by
            MBIA)...................................
 4,000,000  Battle Creek Downtown Development            4,534,999
            Authority, Tax Increment Revenue, 7.30%,
            5/1/10..................................
   300,000  Cadillac Public Schools, GO, 7.25%,            339,000
            5/1/05 (Insured by FGIC)................
 2,100,000  Caledonia Community Schools, GO, 6.70%,      2,270,625
            5/1/22, Prerefunded 5/1/02 @102 (Insured
            by AMBAC)...............................
 1,525,000  Detroit Michigan UTGO, 4.10%, 4/1/03....     1,486,875
 3,000,000  Detroit Sewage Disposal Revenue, Series      3,251,250
            B, 6.00%, 7/1/09 (Insured by MBIA)......
 6,000,000  Detroit Water Supply System, Permanent       6,029,999
            Linked Bonds, 5.25%, 7/1/13, Callable
            7/1/04 @ 104 (Insured by FGIC)..........
 1,000,000  Detroit Water Supply System, Second          1,022,500
            Lien, Series A, 5.20%, 7/1/08 (Insured
            by MBIA)................................
 3,000,000  Detroit, GO, Distributable State Aid,        3,075,000
            5.70%, 5/1/01 (Insured by AMBAC)........
 2,840,000  Grand Ledge Public Schools District, GO,     2,921,650
            5.35%, 5/1/10 (Insured by MBIA).........
   205,000  Grand Rapids Charter Township; Porter          201,925
            Hills Obligated, 4.20%, 7/1/03..........
   210,000  Grand Rapids Charter Township; Porter          206,063
            Hills Obligated, 4.25%, 7/1/04..........
   200,000  Grand Rapids Charter Township; Porter          194,750
            Hills Obligated, 4.35%, 7/1/05..........
 1,700,000  Greater Detroit Resource Recovery            1,774,375
            Authority, Series A, 5.50%, 12/13/04
            (Insured by AMBAC)......................

                                   CONTINUED

                   Kent Funds
                                    INTERMEDIATE TAX-FREE FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

PRINCIPAL                   SECURITY                     MARKET
  AMOUNT                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
MUNICIPAL BONDS (CONTINUED)

            MICHIGAN (CONTINUED)

$1,000,000  Ingham County, GO, 5.13%, 11/1/12         $  1,000,000
            (Insured by FSA)........................
 2,000,000  Kalamazoo Hospital Finance Authority,        2,070,000
            Refunding & Improvement, Bronson
            Methodist Hospital, 5.35%, 5/15/06
            (Insured by MBIA).......................
   250,000  Michigan Higher Education Facilities           241,250
            Authority, 4.50%, 10/1/07...............
   320,000  Michigan Higher Education Facilities           308,000
            Authority, 4.60%, 10/1/08...............
   200,000  Michigan Higher Education Facilities           192,250
            Authority, 4.70%, 10/1/09...............
   590,000  Michigan Higher Education Facilities           562,713
            Authority, 4.80%, 10/1/10...............
 1,000,000  Michigan Municipal Bond Authority,             986,250
            3.65%, 11/1/01..........................
 2,000,000  Michigan State Comprehensive                 2,065,000
            Transportation, Series B, 5.50%,
            5/15/02.................................
 1,600,000  Michigan State Hospital Finance              1,614,000
            Authority, Sisters of Mercy Health Corp.
            Bond 1993, Series F, 4.60%, 8/15/02
            (Insured by MBIA).......................
 1,450,000  Michigan State Hospital Finance              1,469,938
            Authority, St. John Hospital & Medical
            Center, 5.00%, 5/15/06 (Insured by
            AMBAC)..................................
 1,000,000  Michigan State Housing Development           1,013,750
            Authority, Rental Housing Revenue,
            5.15%, 10/1/00 (Insured by MBIA)........
 1,000,000  Michigan State South Central Power           1,065,000
            Agency, Power Supply System Revenue,
            5.80%, 11/1/05 (Insured by MBIA)........
 1,000,000  Michigan State Strategic Fund, Hope            986,250
            Network Project, Series B, 4.80%,
            9/1/08, (LOC: First of America).........
 1,000,000  Michigan State Strategic Fund, Hope            982,500
            Network Project, Series B, 5.13%,
            9/1/13, Callable 9/1/08 @ 102, (LOC:
            First of America).......................
 2,300,000  Michigan State Strategic Fund, Limited       2,601,875
            Obligation Revenue, Ford Motor Co.
            Project, Series A, 7.10%, 2/1/06........
 2,500,000  Michigan State Trunk Line, Series A,         2,590,625
            5.50%, 10/1/02..........................
 3,500,000  Michigan State Underground Storage Tank      3,744,999
            Financial Assurance Authority, Series I,
            6.00%, 5/1/05 (Insured by AMBAC)........
 2,000,000  Northville Public Schools, Series A, GO,     2,127,500
            7.00%, 5/1/08...........................
 1,575,000  South Redford School District, 5.25%,        1,620,281
            5/1/09 (Insured by FGIC)................
 1,000,000  Western Michigan University Revenue, GO,     1,028,750
            5.40%, 11/15/01 (Insured by FGIC).......
                                                      ------------
                                                        57,966,605
                                                      ------------
PRINCIPAL                   SECURITY                     MARKET
  AMOUNT                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
MUNICIPAL BONDS (CONTINUED)
            MINNESOTA (1.2%):
$1,000,000  Minneapolis Community Development         $  1,036,250
            Agency, Tax Increment Revenue, 7.00%,
            9/1/00 (Insured by MBIA)................
 2,500,000  Minneapolis Minnesota Sales Tax, 6.15%,      2,650,000
            4/1/05..................................
                                                      ------------
                                                         3,686,250
                                                      ------------
            NEW JERSEY (4.0%):
   350,000  Manalapan School District, GO, 5.00%,          348,688
            12/1/11, Callable 12/1/08 @ 100 (Insured
            by FGIC)................................
 6,000,000  New Jersey Economic Development              6,660,000
            Authority, Market Transition Facility
            Revenue, Senior Lien, 7.00%, 7/1/04
            (Insured by MBIA).......................
 1,000,000  New Jersey Economic Development              1,092,500
            Authority, Market Transition Facility
            Revenue, Series A 1994, 7.00%, 7/1/03
            (Insured by MBIA).......................
 1,375,000  New Jersey State, Series D, GO, 5.25%,       1,400,781
            2/15/01.................................
 3,000,000  Ocean County Utilities Authority,            3,228,750
            Wastewater Revenue, Refunding, GO,
            6.00%, 1/1/07...........................
                                                      ------------
                                                        12,730,719
                                                      ------------
            NEW YORK (2.2%):
 1,030,000  Metropolitan Transportation Authority,       1,073,775
            Series M, 5.50%, 7/1/08 (Insured by
            FGIC)...................................
 1,660,000  New York State Urban Development Corp.,      1,684,900
            Refunding, Syracuse University Center,
            5.50%, 1/1/15...........................
 1,250,000  Triborough Bridge & Tunnel Authority,        1,201,563
            5.00%, 1/1/16 (Insured by FGIC).........
 3,000,000  Triborough Bridge & Tunnel Authority,        3,078,750
            General Purpose, Series Y, 5.50%,
            1/1/17..................................
                                                      ------------
                                                         7,038,988
                                                      ------------
            NORTH CAROLINA (0.6%):
 2,000,000  North Carolina Municipal Power Agency        2,042,500
            No. 1, Catawba Electric Revenue, 5.90%,
            1/1/03..................................
                                                      ------------
            OHIO (1.9%):
   500,000  Cleveland Airport System Revenue, Series       518,125
            A, 5.50%, 1/1/04........................
   500,000  Cleveland-Cuyahoga County Port                 502,500
            Authority, Rock & Roll Hall of Fame,
            Refunding, Subordinated Bonds, 4.90%,
            12/1/00.................................
 5,000,000  Ohio State Building Authority, 5.00%,        5,106,250
            10/1/02.................................
                                                      ------------
                                                         6,126,875
                                                      ------------

                                   CONTINUED

                   Kent Funds
                                    INTERMEDIATE TAX-FREE FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

PRINCIPAL                   SECURITY                     MARKET
  AMOUNT                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
MUNICIPAL BONDS (CONTINUED)
            OKLAHOMA (1.2%):
$3,500,000  Tulsa Industrial Authority, University    $  3,801,875
            of Tulsa, Series A, 6.00%, 10/1/16
            (Insured by MBIA).......................
                                                      ------------
            PENNSYLVANIA (2.1%):
 2,000,000  Allegheny County Airport Revenue (AMT),      2,025,000
            5.00%, 1/1/02 (Insured by MBIA).........
 4,260,000  Chartiers Valley Joint School, ETM,          4,531,575
            6.15%, 3/1/07...........................
                                                      ------------
                                                         6,556,575
                                                      ------------
            PUERTO RICO (1.7%):
 3,055,000  Puerto Rico Commonwealth Aqueduct &          3,291,763
            Sewer Authority, 6.00%, 7/1/06..........
 2,000,000  Puerto Rico Commonwealth Highway &           2,027,500
            Transportation Authority, Highway
            Revenue, Series X, 4.90%, 7/1/01........
                                                      ------------
                                                        5,319,263,
                                                      ------------
            RHODE ISLAND (1.6%):
 1,000,000  Providence, GO, 6.70%, 1/15/02,              1,035,860
            Prerefunded 1/15/00 @ 102 (Insured by
            MBIA)...................................
 3,025,000  Rhode Island State, Series A, GO, 5.50%,     3,168,688
            8/1/04 (Insured by MBIA)................
 1,000,000  State Depositors Economic Protection         1,030,000
            Corp., Series B, Special Obligation,
            5.20%, 8/1/03 (Insured by MBIA).........
                                                      ------------
                                                         5,234,548
                                                      ------------
            TENNESSEE (0.4%):
 1,230,000  Tennessee State, Series B, GO, 6.20%,        1,277,663
            6/1/01..................................
                                                      ------------
            TEXAS (10.1%):
   400,000  Arlington Permanent Improvements, GO,          411,500
            5.38%, 8/15/08, Callable 8/15/06 @
            100.....................................
 2,250,000  Central Texas Higher Education               2,261,250
            Authority, Inc., 4.85%, 12/1/02.........
 2,245,000  Dallas Independent School District, GO,      2,329,188
            5.40%, 8/15/03 (Insured by PSFG)........
 1,500,000  Houston Water & Sewer System Revenue,        1,578,750
            Junior Lien, Series C, 5.75%, 12/1/03
            (Insured by MBIA).......................
 1,000,000  Houston Water & Sewer System Revenue,        1,063,750
            Prior Lien, Series A, 7.00%, 12/1/01
            (Insured by AMBAC)......................
 3,000,000  Lower Colorado River Authority, 4.90%,       3,026,250
            1/1/07, Callable 1/1/06 @ 102...........
 1,000,000  Pasadena Independent School District,        1,052,500
            GO, 6.75%, 8/15/05, Prerefunded 8/15/01
            @ 100...................................
 1,050,000  Round Rock Independent School District,      1,081,500
            GO, 5.25%, 2/15/05 (Insured by PSFG)....
 2,980,000  San Antonio Texas Water Revenue:             3,173,699
            Unrefunded Balance, 6.30%, 5/15/04
            (Insured by FGIC).......................

PRINCIPAL                   SECURITY                     MARKET
  AMOUNT                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
MUNICIPAL BONDS (CONTINUED)

            TEXAS (CONTINUED)

$2,800,000  Texas Municipal Power Agency, 5.60%,      $  2,880,500
            9/1/01 (Insured by MBIA)................
 5,595,000  Texas State Public Finance Authority,        6,112,537
            Series A, GO, 6.50%, 10/1/04............
 4,450,000  Texas State, Series A, GO, 5.70%,            4,678,062
            10/1/03.................................
 1,155,000  United Texas Independent School              1,173,769
            District, 5.5, 8/15/14 (LOC: PSF-GTD)
            (b).....................................
 1,015,000  University of Texas, University Revenue,     1,082,244
            Series A, 6.60%, 8/15/02, Callable
            8/15/01 @ 102...........................
                                                      ------------
                                                        31,905,499
                                                      ------------
            VIRGINIA (2.0%):
 4,675,000  Metropolitan Washington DC Airports,         4,879,531
            5.50%, 10/1/05..........................
 1,500,000  Norfolk, GO, 5.13%, 6/1/01..............     1,526,250
                                                      ------------
                                                         6,405,781
                                                      ------------
            WASHINGTON (5.7%):
 5,000,000  Port Seattle Passenger Facilities (AMT),     5,025,000
            Series B, 5.00%, 12/1/07 (Insured by
            AMBAC)..................................
 1,010,000  Port Tacoma Washington, (AMT), 4.9%,         1,006,213
            12/1/07, (LOC: AMBAC)...................
 2,695,000  Tacoma Electric System, Refunding,           2,883,650
            6.00%, 1/1/06 (Insured by AMBAC)........
 8,000,000  Washington State, Series A, GO, 5.50%,       8,339,999
            9/1/05, Callable 9/1/04 @ 100...........
   850,000  Washington State, Series III-H, Motor          897,813
            Vehicle Fuel Tax, 5.75%, 9/1/12.........
                                                      ------------
                                                        18,152,675
                                                      ------------
            WISCONSIN (2.0%):
 2,500,000  Milwaukee County Revenue, Series B,          2,500,000
            4.35%, 6/1/29 (LOC: First National
            Bank)...................................
   350,000  Milwaukee County, Series A, GO, 5.00%,         345,188
            10/1/10, Callable 10/1/08 @ 100.........
 1,025,000  Milwaukee Metropolitan Sewer District,       1,032,667
            Series A, GO, 6.60%, 10/1/99............
 1,500,000  Milwaukee Metropolitan Sewer District,       1,552,500
            Series A, GO, ETM, 6.70%, 10/1/00.......
 1,000,000  Wisconsin State Public Power, Inc.,          1,048,450
            Supply System, Series A, 7.00%, 7/1/01,
            Callable 7/1/00 @ 102 (Insured by
            AMBAC)..................................
                                                      ------------
                                                         6,478,805
                                                      ------------
            WYOMING (0.3%):
 1,000,000  Campbell County School District, No. 001     1,027,500
            Gillette, GO, 5.15%, 6/1/02.............
                                                      ------------
            TOTAL MUNICIPAL BONDS...................   309,870,299
                                                      ------------

                                   CONTINUED

                   Kent Funds
                                    INTERMEDIATE TAX-FREE FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

PRINCIPAL                   SECURITY                     MARKET
  AMOUNT                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
INVESTMENT COMPANIES (1.4%):
$4,553,660  Dreyfus Tax Exempt Money Market           $  4,553,660
            Fund....................................
                                                      ------------
            TOTAL INVESTMENT COMPANIES..............     4,553,660
                                                      ------------
TOTAL INVESTMENTS
(Cost $305,666,178) (a) -- 98.9%....................   314,423,959
                                                      ------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.1%.......     3,547,877
                                                      ------------
TOTAL NET ASSETS -- 100.0%..........................  $317,971,836
                                                      ------------
                                                      ------------

---------------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...........................  $ 10,624,422
Unrealized depreciation...........................    (1,866,641)
                                                    ------------
Net unrealized appreciation.......................  $  8,757,781
                                                    ------------
                                                    ------------

(b)  Represents security purchased on a when issued basis.
AMBAC - AMBAC Indemnity Corp.
AMT - Alternative Minimum Tax Paper,
ETM - Escrowed to Maturity
FGIC - Financial Guaranty Insurance Corp.
FSA - Financial Security Assurance
GO - General Obligation
LOC - Letter of Credit
MBIA - Municipal Bond Insurance Association
PSFG - Permanent School Fund Guarantee

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   Kent Funds
                                    TAX-FREE INCOME FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    JUNE 30, 1999 (UNAUDITED)

PRINCIPAL                   SECURITY                     MARKET
  AMOUNT                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
ALTERNATIVE MINIMUM TAX PAPER (0.9%):
            LOUISIANA (0.9%):
$1,000,000  Louisiana Housing Finance Agency, Single  $  1,071,250
            Family Mortgage Revenue, 6.40%,
            6/1/30, Callable 6/1/09 @ 101
            (LOC: GNMA/FNMA)........................
                                                      ------------
            TOTAL ALTERNATIVE MINIMUM TAX PAPER.....     1,071,250
                                                      ------------
MUNICIPAL BONDS (96.4%):
            CALIFORNIA (10.6%):
 1,000,000  Anaheim Public Financing Authority,          1,092,500
            Lease Revenue, Public Improvements
            Project, Series A, 6.00%, 9/1/24
            (Insured by FSA)........................
 1,000,000  California Educational Facilities            1,001,250
            Authority, Santa Clara University,
            5.25%, 9/1/17
            (LOC: AMBAC)............................
   500,000  California Educational Facilities              501,250
            Authority, Santa Clara University,
            5.25%, 9/1/18
            (LOC: AMBAC)............................
 1,400,000  California State, GO, 7.00%, 6/1/05.....     1,585,500
 2,000,000  California State, GO, 6.25%, 9/1/12.....     2,235,000
 3,000,000  Northern California Power Agency             3,168,749
            Revenue, Geothermal Project, Series A,
            5.50%, 7/1/05 (Insured by AMBAC)........
 2,000,000  Orange County, Series A, 6.00%, 6/1/10       2,170,000
            (Insured by MBIA).......................
 1,380,000  Turlock Irrigation District Revenue,         1,502,475
            Series A, 6.00%, 1/1/07 (Insured by
            MBIA)...................................
                                                      ------------
                                                        13,256,724
                                                      ------------
            COLORADO (7.0%):
   400,000  Colorado Housing Finance Authority,            394,500
            4.25%, 10/1/05..........................
   650,000  Denver City & County Airport Revenue,          707,688
            Series C, (AMT), 6.75%, 11/15/22,
            Prerefunded 11/15/02 @ 102..............
 1,580,000  Denver City & County Airport Revenue,        1,682,700
            Series C, (AMT), 6.75%, 11/15/22,
            Callable 11/15/02 @ 102.................
 2,730,000  Denver City & County School District No.     2,706,113
            1, 5.25%, 12/1/16, Callable 12/1/09 @
            101 (Insured by FGIC)...................
 3,365,000  Denver City & County School District No.     3,327,143
            1, 5.25%, 12/1/17, Callable 12/1/09 @
            101 (Insured by FGIC)...................
                                                      ------------
                                                         8,818,144
                                                      ------------
            GEORGIA (1.8%):
 1,000,000  Georgia State, Series B, GO, 5.95%,          1,082,500
            3/1/08..................................
 1,300,000  Private Colleges & Universities              1,241,500
            Authority, Mercer University Project,
            Series A, 4.75%, 10/1/11, Callable
            10/1/09 @ 101...........................
                                                      ------------
                                                         2,324,000
                                                      ------------

PRINCIPAL                   SECURITY                     MARKET
  AMOUNT                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
MUNICIPAL BONDS (CONTINUED)
            HAWAII (2.5%):
$2,000,000  Hawaii State, Series CB, GO, 5.75%,       $  2,105,000
            1/1/07..................................
   200,000  Honolulu City & County, Pre-refunded,          211,500
            Series A, ETM, 5.75%, 4/1/10............
   800,000  Honolulu City & County, Series A, 5.75%,       844,000
            4/1/10..................................
                                                      ------------
                                                         3,160,500
                                                      ------------
            IDAHO (1.2%):
 1,500,000  Ada & Canyon Counties School District        1,563,750
            No. 2, GO, 5.50%, 7/30/13...............
                                                      ------------
            ILLINOIS (10.2%):
 2,000,000  Chicago Metropolitan, Water Reclamation      2,069,999
            District, Capital Improvement, GO,
            5.50%, 12/1/10..........................
 1,000,000  Chicago Public Building Commission,          1,212,500
            Series A, ETM, 7.00%, 1/1/20 (Insured by
            MBIA)...................................
 2,000,000  Chicago School Finance Authority, Series     2,025,000
            A, GO, 4.90%, 6/1/05, Callable 6/1/04
            @ 102 (Insured by MBIA).................
 1,750,000  Chicago Single Family Mortgage Revenue,      1,728,125
            Series A, 4.70%, 10/1/17, Callable
            4/1/09
            @ 102...................................
 1,770,000  Chicago UTGO Emergency Telelephone           1,750,088
            System, 5.25%, 1/1/18 (Insured by
            FGIC)...................................
 2,000,000  Du Page & Will Counties, Community           2,035,000
            School District No. 204, GO, 4.95%,
            12/30/01 (Insured by FGIC)..............
 1,000,000  Illinois State Sales Tax, Series S,          1,006,250
            5.00%, 6/15/08..........................
 1,000,000  Will County Forest Preserve District,        1,045,000
            GO, 5.90%, 12/1/03, Callable 12/1/02 @
            100 (Insured by AMBAC)..................
                                                      ------------
                                                        12,871,962
                                                      ------------
            INDIANA (5.2%):
 2,000,000  Indiana Municipal Power Supply Agency,       2,145,000
            System Revenue, Series B, 6.00%, 1/1/13
            (Insured by MBIA).......................
 2,250,000  Indiana State Office Building                2,278,125
            Commission, Capital Complex, Government
            Center
            Parking Facilities, Series A, 4.80%,
            7/1/03 (Insured by AMBAC)...............
 1,000,000  Indiana Transportation Finance               1,046,250
            Authority, Highway Revenue, Series A,
            5.75%, 6/1/12
            (Insured by AMBAC)......................
 1,000,000  Marion County Hospital Authority             1,066,250
            Revenue, Community Hospital,
            Indianapolis Project, ETM, 6.00%,
            5/1/06..................................
                                                      ------------
                                                         6,535,625
                                                      ------------

                                   CONTINUED

                   Kent Funds
                                    TAX-FREE INCOME FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

PRINCIPAL                   SECURITY                     MARKET
  AMOUNT                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
MUNICIPAL BONDS (CONTINUED)
            IOWA (1.8%):
 2,055,000  Iowa Finance Authority, Private College   $  2,324,719
            Revenue, Drake University Project,
            6.50%,
            12/1/11 (Insured by MBIA)...............
                                                      ------------
            KENTUCKY (1.0%):
 1,315,000  Louisville & Jefferson County,               1,283,769
            Metropolitan Sewer District, Sewer &
            Drain System
            Revenue, Series A, 5.25%, 5/15/27,
            Callable 5/15/07 @ 101 (Insured by
            MBIA)...................................
                                                      ------------
            LOUISIANA (0.2%):
   315,000  Shreveport LA, GO, 4.00%, 2/1/08               295,313
            (Insured by FGIC).......................
                                                      ------------
            MARYLAND (1.6%):
 2,000,000  Prince Georges County, Consolidated          2,037,500
            Public Improvement, GO, 5.00%, 1/1/02
            (Insured by MBIA).......................
                                                      ------------
            MASSACHUSETTS (3.3%):
 2,370,000  Massachusetts State Port Authority,          2,186,325
            5.00%, 7/1/28, Callable 7/1/08 @ 101....
 1,000,000  Massachusetts State Water, Resource            926,250
            Authority, Series B, 5.00%, 12/1/25,
            Callable 12/1/05 @ 102 (Insured by
            MBIA)...................................
 1,000,000  Massachusetts State, Series B, GO,           1,045,000
            5.40%, 11/1/06..........................
                                                      ------------
                                                         4,157,575
                                                      ------------
            MICHIGAN (16.9%):
 2,000,000  Battle Creek Downtown Development            2,267,499
            Authority, Tax Increment Revenue,
            7.30%, 5/1/10, Prerefunded 5/1/04
            @ 102...................................
 1,300,000  Berkley School District, GO, 7.00%,          1,472,250
            1/1/07 (Insured by FGIC)................
 2,000,000  Detroit Sewage Disposal Revenue, Series      2,167,499
            B, 6.00%, 7/1/09 (Insured by MBIA)......
 1,000,000  Detroit Water Supply System, Series B,       1,020,000
            5.10%, 7/1/07 (Insured by MBIA).........
 1,625,000  Jenison Michigan Public Schools, 5.25%,      1,629,063
            5/1/15 (Insured by FGIC)................
   930,000  Kent County Airport Facility, Kent             977,663
            County International Airport, (AMT),
            5.50%,
            1/1/07, Callable 1/1/05 @ 102...........
 1,000,000  Michigan Higher Education Facilities           981,250
            Authority, 5.35%, 5/1/15, Callable
            5/1/08
            @ 101 (LOC: FOA)........................
 2,000,000  Michigan State Hospital Finance              1,940,000
            Authority, Sisters of Mercy, Series P,
            5.25%, 8/15/21,
            Callable 8/15/03 @ 102 (Insured by
            MBIA)...................................
 1,300,000  Michigan State Housing Development           1,324,375
            Authority, Rental Housing Revenue,
            Series A, 5.15%, 4/1/02 (Insured by
            AMBAC)..................................

PRINCIPAL                   SECURITY                     MARKET
  AMOUNT                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
MUNICIPAL BONDS (CONTINUED)

            MICHIGAN (CONTINUED)

 1,000,000  Michigan State South Central Power        $  1,065,000
            Agency, Power Supply System Revenue,
            5.80%, 11/1/05 (Insured by MBIA)........
 1,100,000  Michigan State Strategic Fund, Dow           1,100,000
            Chemical Co. Project, 3.45%*, 7/1/99....
 2,000,000  Michigan State Trunk Line, 5.50%,            2,112,500
            11/1/16, Prerefunded 11/1/06 @ 101
            (Insured
            by FGIC)................................
 1,000,000  Michigan State Underground Storage Tank      1,070,000
            Financial Assurance Authority, Series I,
            6.00%, 5/1/05 (Insured by AMBAC)........
 2,000,000  Michigan State University Revenue,           2,067,500
            Series A, 5.50%, 8/15/22, Callable
            8/15/02 @ 100...........................
                                                      ------------
                                                        21,194,599
                                                      ------------
            MISSISSIPPI (0.3%):
   350,000  Mississippi Home Corp. Single Family           343,875
            Mortgage, Class 4, Series A, 4.80%,
            6/1/19,
            Callable 6/1/09 @ 102...................
                                                      ------------
            MISSOURI (0.4%):
   335,000  Missouri State, Health & Education             373,944
            Facilities, 6.50%, 2/15/21, Callable
            2/15/06 @ 102...........................
   165,000  Missouri State, Health & Education             174,281
            Facilities, Lake of Ozarks General
            Hospital,
            6.50%, 2/15/21, Callable 2/15/06 @
            102.....................................
                                                      ------------
                                                           548,225
                                                      ------------
            NEBRASKA (0.9%):
 1,075,000  Omaha Public Power District, 5.10%,          1,093,813
            2/1/08..................................
                                                      ------------
            NEVADA (3.4%):
 1,805,000  Clark County School District, GO, 5.75%,     1,929,094
            6/15/10, Prerefunded 6/15/06 @ 101
            (Insured by FGIC).......................
 2,000,000  Nevada State, Nevada Municipal Bond          2,375,000
            Bank, Series A, GO, 8.00%, 11/1/05......
                                                      ------------
                                                         4,304,094
                                                      ------------
            NEW JERSEY (3.4%):
 1,000,000  New Jersey Economic Development              1,017,500
            Authority Revenue, Trenton Office
            Complex, 5.25%, 6/15/10 (Insured by
            FSA)....................................
 1,500,000  New Jersey Economic Development              1,665,000
            Transition Facility Revenue, Senior
            Lien,
            7.00%, 7/1/04 (Insured by MBIA).........
 1,500,000  New Jersey State Transportation Trust        1,621,875
            Fund Authority, Transportation System,
            Series A, 6.00%, 12/15/06 (Insured by
            MBIA)...................................
                                                      ------------
                                                         4,304,375
                                                      ------------

                                   CONTINUED

                   Kent Funds
                                    TAX-FREE INCOME FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

PRINCIPAL                   SECURITY                     MARKET
  AMOUNT                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
MUNICIPAL BONDS (CONTINUED)
            NEW YORK (6.3%):
 3,360,000  New York City Transitional Finance        $  3,099,600
            Authority, Future Tax Secured, Series C,
            5.00%, 5/1/29, Callable 5/1/09 @ 101....
 1,350,000  New York City, Municipal Water & Sewer       1,343,250
            Revenue, 5.50%, 6/15/24, Callable
            6/15/06
            @ 101...................................
 1,500,000  New York City, Tax Revenue Anticipation      1,515,000
            Note, Livingston Plaza Project, 5.40%,
            1/1/18 (Insured by FSA).................
 1,000,000  New York State Thruway Authority, Series     1,072,500
            1997 B, 6.00%, 4/1/07...................
 1,000,000  Triborough Bridge & Tunnel Authority,          961,250
            5.00%, 01/01/16 (Insured by FGIC).......
                                                      ------------
                                                         7,991,600
                                                      ------------
            OKLAHOMA (1.7%):
 1,000,000  Grand River Dam Authority, 5.75%, 6/1/08     1,065,000
            (Insured by FSA)........................
 1,000,000  Tulsa Industrial Authority, University       1,086,250
            of Tulsa, Series A, 6.00%, 10/1/16
            (Insured
            by MBIA)................................
                                                      ------------
                                                         2,151,250
                                                      ------------
            PENNSYLVANIA (1.6%):
 2,000,000  Pennsylvania State, First Series, GO,        2,005,000
            5.38%, 5/15/16, Callable 5/15/06 @ 101.5
            (Insured by FGIC).......................
                                                      ------------
            RHODE ISLAND (0.8%):
 1,000,000  Convention Center Authority, Series B,       1,003,750
            5.00%, 5/15/09 (Insured by MBIA)........
                                                      ------------
            SOUTH CAROLINA (1.0%):
 1,200,000  Myrtle Beach Water & Sewer Revenue,          1,218,000
            4.90%, 3/1/02 (Insured by MBIA).........
                                                      ------------
            TENNESSEE (1.0%):
 1,225,000  Tennessee Housing Development Agency,        1,266,344
            Mortgage Finance, Series C, (AMT),
            5.95%,
            7/1/09, Callable 7/1/05 @ 102 (Insured
            by MBIA)................................
                                                      ------------
            TEXAS (5.4%):
 1,000,000  Brownsville Utility System, 6.25%,           1,103,750
            9/1/11 (Insured by......................
 1,000,000  Harris County, Certificates of               1,077,500
            Obligation, 6.00%, 12/15/11.............
 2,000,000  Texas City Industrial Development Corp.,     2,487,500
            Marine Terminal Revenue, Arco
            Pipeline Co. Project, 7.38%, 10/1/20....
 2,000,000  Texas State, Series A, GO, 5.70%,            2,102,500
            10/1/03.................................
                                                      ------------
                                                         6,771,250
                                                      ------------
            UTAH (2.4%):
 2,175,000  Intermountain Power Agency, Utah Power       2,025,469
            Supply, Series D, 5.00%, 7/1/23,
            Callable
            7/1/06 @ 102............................
 1,000,000  St. George, Parks & Recreational               987,500
            Facilities, GO, 5.38%, 8/1/21, Callable
            8/1/07 @ 101
            (Insured by FGIC).......................
                                                      ------------
                                                         3,012,969
                                                      ------------

PRINCIPAL                   SECURITY                     MARKET
  AMOUNT                  DESCRIPTION                    VALUE
----------  ----------------------------------------  ------------
MUNICIPAL BONDS (CONTINUED)
            WASHINGTON (3.7%):
 1,000,000  Douglas County Public Utility District    $  1,047,500
            No. 001, Electric Distribution System,
            5.90%, 1/1/11, Callable 1/1/05 @ 102
            (Insured by MBIA).......................
 2,500,000  Port Seattle Limited Tax, GO, (AMT),         2,578,125
            5.35%, 5/1/04...........................
 1,000,000  Washington State, Motor Vehicle Fuel         1,092,500
            Tax, R-92D, GO, 6.25%, 9/1/07...........
                                                      ------------
                                                         4,718,125
                                                      ------------
            WYOMING (0.8%):
 1,000,000  Green River-Sweetwater County, Board           991,250
            Revenue, Series B, 4.50%, 3/1/14,
            Callable 3/1/05 @ 100...................
                                                      ------------
            TOTAL MUNICIPAL BONDS...................   121,548,100
                                                      ------------

INVESTMENT COMPANIES (2.2%):
$2,564,805  Dreyfus Tax Exempt Money Market Fund....     2,564,805
   147,502  Federated Tax Exempt Money Market              147,502
            Fund....................................
                                                      ------------
            TOTAL INVESTMENT COMPANIES..............     2,712,307
                                                      ------------
TOTAL INVESTMENTS -- 99.5%..........................   125,331,657
                                                      ------------
(Cost $121,856,346) (a)
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5%.......       600,534
                                                      ------------
TOTAL NET ASSETS -- 100.0%..........................  $125,932,191
                                                      ------------
                                                      ------------

---------------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...........................  $4,189,758
Unrealized depreciation...........................    (714,447)
                                                    ----------
Net unrealized appreciation.......................  $3,475,311
                                                    ----------
                                                    ----------

(b)  Represents security purchased on a when issued basis.
  * Variable rate security. Rate presented represents rate in effect at June 30, 1999. Maturity date reflects effective maturity for Rule 2a-7 purposes.

AMBAC AMBAC Indemnity Corp.

AMT Alternative Minimum Tax Paper

ETM Escrowed to Maturity

FGIC Financial Guaranty Insurance Corp.

FOA First of America

FSA Financial Security Assurance

GO General Obligation

LOC Letter of Credit

MBIA Municipal Bond Insurance Association

PSF Permanent School Fund

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   Kent Funds
                                    MICHIGAN MUNICIPAL BOND FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    JUNE 30, 1999 (UNAUDITED)

PRINCIPAL                  SECURITY                     MARKET
 AMOUNT                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
MUNICIPAL BONDS (97.3%):
           MICHIGAN (94.8%):
1,465,000  Allegan Sanitary Sewer System, (AMT),     $  1,486,975
           5.45%, 11/1/02..........................
2,000,000  Battle Creek Downtown Development            2,162,500
           Authority, Tax Increment Revenue, 6.90%,
           5/1/04..................................
1,000,000  Bay City Electric Utilility Revenue,         1,021,250
           5.15%, 1/1/07 (Insured by AMBAC)........
 635,000   Bishop International Airport Authority,        636,588
           4.88%, 12/1/01..........................
2,450,000  Brighton Area School District, 5.13%,        2,486,750
           5/01/08, (Insured by FSA)...............
 875,000   Chippewa County Hospital Finance               876,628
           Authority, 4.40%, 11/1/99...............
 260,000   Chippewa County Hospital Finance               260,325
           Authority, 4.60%, 11/1/00...............
1,000,000  Chippewa Valley School District, GO,         1,053,750
           6.38%, 5/1/05, Prerefunded 5/1/01 @
           101.5 (Insured by FGIC).................
1,700,000  Clintondale Community School District        1,712,750
           GO, 4.65%, 5/1/03.......................
2,000,000  Dearborn School District, GO, 6.63%,         2,088,800
           5/1/09, Prerefunded 5/1/00 @ 102
           (Insured by MBIA).......................
1,000,000  Dearborn School District, GO, 6.38%,         1,042,400
           5/1/10, Prerefunded 5/1/00 @ 102
           (Insured by MBIA).......................
 965,000   Dearborn Sewage Disposal System, 6.90%,      1,028,931
           4/1/02 (Insured by MBIA)................
1,800,000  Delta County Economic Development Corp.,     1,800,000
           Environmental Improvement Revenue, Mead
           Escanaba Paper Co., Series F, 3.45%*,
           7/1/99, (LOC: Bank of Nova Scotia)......
1,630,000  Detroit Michigan City School District,       1,599,438
           3.90%, 5/1/03 (Insured by MBIA).........
1,000,000  Detroit Michigan City School District,         980,000
           3.90%, 11/1/03 (Insured by MBIA)........
1,000,000  Detroit Michigan UTGO Series A, 3.90%,         980,000
           4/1/02..................................
 580,000   Detroit, Distributable State Aid, GO,          589,959
           5.60%, 5/1/00 (Insured by AMBAC)........
1,000,000  Detroit, GO, 5.00%, 4/1/04 (Insured by       1,016,250
           FGIC) ..................................
 750,000   Detroit, GO, 6.00%, 4/1/06 (Insured by         800,625
           FGIC) ..................................
1,570,000  Detroit, Local Development Finance           1,603,363
           Authority, Tax Increment Revenue, 5.25%,
           5/1/07..................................
1,730,000  Dexter Community School District, GO,        1,890,025
           6.25%, 5/1/07 (Insured by FGIC).........
2,000,000  East China Township School District, GO,     2,102,500
           6.00%, 5/1/02, Callable 5/1/01 @ 102....
1,000,000  Eastern Michigan University, GO, 5.80%,      1,031,250
           6/1/01 (Insured by AMBAC)...............
 445,000   Farmington Hills Economic Development          455,569
           Corp. Revenue, Botsford Continuing Care,
           Series A, 5.10%, 2/15/04 (Insured by
           MBIA)...................................

PRINCIPAL                  SECURITY                     MARKET
 AMOUNT                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
MUNICIPAL BONDS (CONTINUED)

          MICHIGAN (CONTINUED)

 470,000   Farmington Hills Economic Development     $    482,338
           Corp. Revenue, Botsford Continuing Care,
           Series A, 5.20%, 2/15/05 (Insured by
           MBIA)...................................
 465,000   Flint Hospital Building Authority,             465,000
           Hurley Medical Center, 4.00%, 7/1/99....
1,400,000  Flint Hospital Building Authority,           1,389,500
           Hurley Medical Center, Series A, 5.00%,
           7/1/03..................................
 305,000   Flint Hospital Building Authority,             305,000
           Hurley Medical Center, Series B, 4.00%,
           7/1/99..................................
 740,000   Grand Haven Area Public Schools, 5.45%,        779,775
           5/1/04, (Insured by MBIA), Prerefunded
           5/1/03 @ 102............................
 260,000   Grand Haven Area Public Schools, 5.45%,        270,400
           5/1/04, (Insured by MBIA), Callable
           5/1/03 @ 102............................
 510,000   Grand Rapids Charter Twp Michigan,             504,263
           4.10%, 7/1/02...........................
1,250,000  Greater Detroit Resource Recovery            1,275,000
           Authority, Series B, 5.00%, 12/13/02
           (Insured by AMBAC)......................
1,575,000  Hamilton Community Schools District,         1,645,875
           5.50%, 5/1/07 (Insured by FGIC).........
1,250,000  Huron Valley School District, GO, 7.10%,     1,339,063
           5/1/08, Prerefunded 5/1/01 @ 102
           (Insured by FGIC).......................
 750,000   Kalamazoo Hospital Finance Authority           780,000
           Revenue, Bronson Methodist Hospital,
           5.50%, 5/15/08 (Insured by MBIA)........
1,810,000  Kalamazoo Hospital Finance Authority,        1,841,675
           Refunding & Improvement, Bronson
           Methodist Hospital, 4.95%, 5/15/02
           (Insured by MBIA).......................
1,000,000  Kalamazoo Hospital Finance Authority,        1,030,000
           Refunding & Improvement, Bronson
           Methodist Hospital, 5.25%, 5/15/05
           (Insured by MBIA).......................
1,295,000  Kenowa Hills Public Schools, GO, 5.50%,      1,351,656
           5/1/05..................................
 500,000   Kent County Airport Facility, Kent             512,500
           County International Airport, (AMT),
           5.25%, 1/1/04...........................
 505,000   Kent County Airport Facility, Kent             519,519
           County International Airport, (AMT),
           5.30%, 1/1/05...........................
 645,000   Kent County Airport Facility, Kent             631,294
           County International Airport, (AMT),
           4.30%, 1/1/05 (Insured by MBIA).........
1,150,000  Kent Hospital Finance Authority,             1,155,750
           Butterworth Hospital, 4.90%, 1/15/05....
2,000,000  Lake Orion Community School District,        2,145,000
           GO, 6.20%, 5/1/04 (Insured by AMBAC)....
2,034,014  Michigan Department of State Police          2,034,014
           Lease, 4.95%, 3/10/02 (b)...............
1,265,000  Michigan Higher Education Facility           1,244,444
           Authority - Thomas M. Cooley Law School,
           4.75%, 5/1/07, (LOC: National City).....
1,000,000  Michigan Hospital Finance Authority,         1,071,250
           Sisters Of Mercy, 7.50%, 2/15/18,
           Prerefunded 2/15/01 @ 102...............

                                   CONTINUED

                   Kent Funds
                                    MICHIGAN MUNICIPAL BOND FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

PRINCIPAL                  SECURITY                     MARKET
 AMOUNT                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
MUNICIPAL BONDS (CONTINUED)

          MICHIGAN (CONTINUED)

1,020,000  Michigan Municipal Bond Authority, Local  $  1,059,525
           Government Loan Program, Qualified
           School, 6.35%, 5/15/01..................
1,000,000  Michigan Municipal Bond Authority,           1,027,500
           Pooled Projects, Series B, 5.10%,
           10/1/04.................................
2,000,000  Michigan Municipal Bond Authority, State     2,097,500
           Revolving Fund, 5.50%, 10/1/06..........
1,500,000  Michigan Municipal Bond Authority, State     1,593,750
           Revolving Fund, Series A, 6.00%,
           10/1/03.................................
 750,000   Michigan Public Power Agency, Belle            781,875
           River Project, Series A, 5.70%,
           1/1/03..................................
2,000,000  Michigan State Building Authority,           1,965,000
           Series I, 4.25%, 10/15/05...............
1,010,000  Michigan State Building Authority,             999,900
           Series I, 4.75%, 10/15/08,
           Program-Series I........................
1,000,000  Michigan State Building Authority,           1,041,250
           Series II, 6.10%, 10/1/01...............
3,000,000  Michigan State Comprehensive                 3,131,249
           Transportation, Series B, 5.63%,
           5/15/03.................................
1,855,000  Michigan State Hospital Finance              1,922,244
           Authority, Bay Medical Center, Series A,
           5.38%, 7/1/06 (Insured by FSA)..........
2,000,000  Michigan State Hospital Finance              2,015,000
           Authority, Daughters of Charity National
           Health System, 4.80%, 11/1/17, Mandatory
           Put, 11/1/04 @ 100......................
2,000,000  Michigan State Hospital Finance              2,092,500
           Authority, McLaren Obligated Group,
           Series A, 5.75%, 10/15/03...............
 370,000   Michigan State Hospital Finance                369,538
           Authority, Memorial Healthcare Center,
           4.40%,
           11/15/01................................
1,500,000  Michigan State Hospital Finance              1,599,375
           Authority, Mercy Health Services, Series
           S, 6.00%, 8/15/06.......................
1,000,000  Michigan State Hospital Finance              1,008,750
           Authority, Sisters of Mercy Health Corp.
           Bond 1993, Series F, 4.60%, 8/15/02
           (Insured by MBIA).......................
2,800,000  Michigan State Hospital Finance              2,995,999
           Authority, Sisters of Mercy Health
           Corp., Series J, 7.38%,
           2/15/11,Prerefunded 2/15/01 @ 102.......
1,000,000  Michigan State Hospital Finance              1,017,500
           Authority, St. John Hospital & Medical
           Center, 5.00%, 5/15/05 (Insured by
           AMBAC)..................................
2,680,000  Michigan State Housing Development           2,733,599
           Authority, Rental Housing Revenue,
           Series A, (AMT), 5.25%, 10/1/01 (Insured
           by MBIA)................................
3,270,000  Michigan State Underground Storage, Tank     3,515,249
           Financial Assurance Authority, Series I,
           6.00%, 5/1/06 (Insured by AMBAC)........
 505,000   Michigan Strategic Fund, Clark                 502,475
           Retirement Community Project, 4.50%,
           6/1/03..................................
 520,000   Michigan Strategic Fund, Clark                 509,600
           Retirement Community Project, 4.60%
           6/1/04..................................
 610,000   Michigan Strategic Fund, Clark                 587,125
           Retirement Community Project, 4.85%,
           6/1/07..................................
PRINCIPAL                  SECURITY                     MARKET
 AMOUNT                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
MUNICIPAL BONDS (CONTINUED)

          MICHIGAN (CONTINUED)

 615,000   Michigan Strategic Fund, Hope Network     $    609,619
           Project, Series B, 4.75%, 9/1/07, (LOC:
           First of America).......................
1,000,000  Mount Clemens Community School District,     1,078,750
           GO, 6.60%, 5/1/20, Prerefunded 5/1/02 @
           102 (Insured by MBIA)...................
1,405,000  Oakland County Economic Development          1,405,000
           Corp., Boardwalk Shopping Center,
           4.38%*, 1/1/09, (LOC: Banc One),
           Mandatory Put, 7/1/03 @ 100.............
1,040,000  Oakland County Economic Development          1,040,000
           Corp., Sugartree Shopping Center,
           4.38%*, 1/1/14, (LOC: Banc One),
           Mandatory Put, 7/1/03 @ 100.............
1,000,000  Oakland Washtenaw County Community           1,078,750
           College, 6.65%, 5/1/11, Prerefunded
           5/1/02 @ 100............................
3,000,000  Okemos Public School District, Series I,     3,198,749
           GO, 6.90%, 5/1/11, Prerefunded 5/1/01 @
           102.....................................
3,200,000  Plymouth-Canton Community School             3,379,999
           District, Series B, GO, 6.80%, 5/1/17,
           Prerefunded 5/1/01 @ 101................
 735,000   Reeths-Puffer Schools, GO, 6.75%, 5/1/01       768,075
           (Insured by FGIC).......................
 750,000   Reeths-Puffer Schools, GO, 6.25%, 5/1/02       788,438
           (Insured by FGIC).......................
2,000,000  Rockford Public Schools, GO, 7.38%,          2,080,540
           5/1/19, Prerefunded 5/1/00 @ 101........
2,035,000  Walled Lake Consolidated School              2,052,806
           District, GO, 4.70%,....................
2,235,000  Walled Lake Consolidated School              2,262,938
           District, GO, 4.80%,....................
1,025,000  Washtenaw Community College, GO, 4.70%,      1,035,250
           4/1/03 (Insured by FGIC)................
 550,000   Wayne County Downriver System Sewer            549,538
           Disposal, GO, 3.75%, 5/1/00.............
1,000,000  Wayne State University, 4.25%, 11/15/03,       995,000
           (Insured by FGIC).......................
1,750,000  Western Michigan University, Series A,       1,863,750
           6.50%, 7/15/21, Prerefunded 7/15/01 @
           102 (Insured by AMBAC)..................
1,000,000  Wyandotte Electric Revenue, 6.20%,           1,071,250
           10/1/03 (Insured by MBIA)...............
                                                     ------------
                                                      113,304,897
                                                     ------------
           PUERTO RICO (2.5%):
3,000,000  Puerto Rico Commonwealth Highway &           3,041,250
           Transportation Authority, Highway
           Revenue, Series X, 4.90%, 7/1/01........
                                                     ------------
           TOTAL MUNICIPAL BONDS (COST
           $115,008,326)...........................   116,346,147
                                                     ------------

                                   CONTINUED

                   Kent Funds
                                    MICHIGAN MUNICIPAL BOND FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

PRINCIPAL                  SECURITY                     MARKET
 AMOUNT                  DESCRIPTION                    VALUE
---------  ----------------------------------------  ------------
INVESTMENT COMPANIES (1.5%):
1,834,644  Dreyfus Tax Exempt Money Market Fund....  $  1,834,644
                                                     ------------
TOTAL INVESTMENT COMPANIES (COST $1,834,644).......     1,834,644
                                                     ------------
TOTAL INVESTMENTS (COST $116,842,970) (a) --
98.8%..............................................   118,180,791
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.2%......     1,379,836
                                                     ------------
TOTAL NET ASSETS -- 100.0%.........................  $119,560,627
                                                     ------------
                                                     ------------

---------------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...........................  $  1,861,274
Unrealized depreciation...........................      (523,453)
                                                    ------------
Net unrealized appreciation.......................  $  1,337,821
                                                    ------------
                                                    ------------

(b) 144a security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Board of Trustees.
  * Variable rate security. Rate presented represents rate in effect at June 30, 1999. Maturity date reflects effective maturity for Rule 2a-7 purposes.
AMBAC AMBAC Indemnity Corp.
AMT Alternative Minimum Tax Paper
FGIC Financial Guaranty Insurance Corp.
FSA Financial Security Assurance
GO General Obligation
LOC Letter of Credit
MBIA Municipal Bond Insurance Association

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   Kent Funds
                                    MONEY MARKET FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    JUNE 30, 1999 (UNAUDITED)

 PRINCIPAL                   SECURITY                   AMORTIZED
  AMOUNT                   DESCRIPTION                     COST
-----------  ----------------------------------------  ------------
BANK NOTES (2.0%):
$ 5,000,000  First Union National Bank of North        $  5,000,000
             Carolina, 5.25%, 9/17/99................
  8,000,000  Wacovia, 4.90%, 1/10/00.................     7,997,315
                                                       ------------
             TOTAL BANK NOTES........................    12,997,315
                                                       ------------
BANKERS ACCEPTANCES (2.1%):
  4,000,000  First Union, 4.85%, 7/12/99.............     3,994,072
  5,000,000  First Union, 4.70%, 7/28/99.............     4,982,375
  2,390,711  First Union, 4.80%, 9/20/99.............     2,364,891
  2,291,000  First Union, 4.80%, 9/22/99.............     2,265,646
                                                       ------------
             TOTAL BANKERS ACCEPTANCES...............    13,606,984
                                                       ------------
CERTIFICATES OF DEPOSIT (5.4%):
  5,000,000  Abn Amro Bank NV, 4.94%, 11/17/99.......     4,994,492
  5,000,000  Bank Of Nova Scotia, 5.13%, 9/22/99.....     5,000,000
  5,000,000  LaSalle Bank NA, 4.97%, 2/1/00..........     4,998,863
  9,500,000  Michigan National Bank, 4.94%,               9,500,281
             9/15/99.................................
  5,000,000  National Westminster Bank, 5.20%,            4,997,867
             5/10/00 ................................
  5,000,000  Toronto Dominion Bank, 5.13%, 4/28/00...     4,999,545
                                                       ------------
             TOTAL CERTIFICATES OF DEPOSIT...........    34,491,048
                                                       ------------
COMMERCIAL PAPER (38.7%):
  4,000,000  Ameritech Cap Fdg Corp., 4.97%,              3,995,582
             7/9/99..................................
  4,800,000  Ameritech Cap Fdg Corp., 5.00%,              4,792,667
             7/12/99.................................
  5,000,000  Becton Dickinson & Co., 4.78%,8/19/99...     4,967,469
 19,685,000  BellSouth Telecommunications, 5.50%,        19,685,000
             7/1/99..................................
  4,986,000  BellSouth Telecommunications, 5.05%,         4,981,803
             7/7/99..................................
  5,000,000  BellSouth Telecommunications, 5.25%,         4,985,417
             7/21/99.................................
 30,000,000  Cargill, Inc., 5.70%, 7/1/99............    30,000,001
  3,500,000  Coca Cola Co., 5.00%, 7/12/99...........     3,494,653
  5,000,000  DaimlerChrysler, 4.99%, 7/7/99..........     4,995,841
  4,669,000  DaimlerChrysler, 4.92%, 8/31/99.........     4,630,076
  5,000,000  DaimlerChyrsler, 4.75%, 7/9/99..........     4,994,722
  5,000,000  Dresdner US Finance, Inc., 4.87%,            4,999,324
             7/2/99..................................
  5,000,000  Dresdner US Finance, Inc., 5.10%,            4,981,583
             7/27/99.................................
  5,000,000  Duke Energy Trust, 5.00%, 7/6/99........     4,996,528
 20,000,000  Ford Motor Credit Corp., 5.64%,             20,000,000
             7/1/99..................................
  4,200,000  Ford Motor Credit Corp., 5.50%,              4,196,792
             7/6/99..................................
  5,000,000  Gannett Co. Inc., 5.10%, 7/19/99........     4,987,250
  7,000,000  General Electric Capital Corp., 4.82%,       6,973,757
             7/29/99.................................
  5,000,000  General Electric Capital Corp., 4.82%,       4,971,883
             8/12/99.................................
  7,000,000  General Electric Capital Corp., 4.83%,       6,926,745
             9/17/99.................................
  5,000,000  General Electric Capital Corp., 4.91%,       4,858,838
             1/24/00.................................
  5,000,000  General Electric Corp., 4.75%,               4,986,806
             7/21/99.................................
  5,000,000  General Motors Acceptance Corp., 5.03%,      4,995,110
             7/8/99..................................
  5,000,000  General Motors Acceptance Corp., 4.94%,      4,973,242
             8/9/99..................................
  5,000,000  General Motors Acceptance Corp., 4.84%,      4,963,700
             8/24/99.................................

 PRINCIPAL                   SECURITY                   AMORTIZED
  AMOUNT                   DESCRIPTION                     COST
-----------  ----------------------------------------  ------------
COMMERCIAL PAPER (CONTINUED)
$ 4,700,000  GTE Corp., 4.98%, 7/13/99...............  $  4,692,198
 10,000,000  GTE Corp., 5.01%, 7/14/99...............     9,981,908
  5,000,000  GTE Corp., 5.05%, 7/19/99...............     4,987,375
  5,000,000  H.J. Heinz Co., 4.82%**, 7/22/99........     4,985,941
  5,000,000  H.J. Heinz Co., 5.08%, 8/19/99..........     4,965,428
  5,000,000  McGraw Hill Inc., 4.78%, 7/13/99........     4,992,034
 10,000,000  Michigan Consolidated Gas Co., 5.80%,       10,000,000
             7/1/99..................................
 10,000,000  Mobil Corp., 5.12%, 7/8/99..............     9,990,044
  5,000,000  Motorola Inc., 5.02%**, 7/29/99.........     4,980,594
 10,000,000  UBS Finance Delaware Inc., 5.25%,            9,998,542
             7/2/99..................................
                                                       ------------
             TOTAL COMMERCIAL PAPER..................   248,908,853
                                                       ------------
CORPORATE NOTES & BONDS (2.0%):
  5,000,000  Ford Motor Credit Corp., 5.73%,              5,021,410
             2/23/00.................................
  7,825,000  General Motors Acceptance Corp., 6.15%,      7,843,405
             9/20/99.................................
                                                       ------------
             TOTAL CORPORATE NOTES & BONDS...........    12,864,815
                                                       ------------
DEMAND NOTES (29.8%):
  4,000,000  Adena Health System, 5.37%*, 7/7/99.....     4,000,000
  8,000,000  American Healthcare Funding L.L.C.,          8,000,000
             5.15%*, 7/7/99 (LOC: LaSalle National
             Bank)...................................
  4,000,000  American Mfg. Co., Inc., Series 1997,        4,000,000
             5.20%*, 7/7/99 (LOC: Mellon Bank).......
  7,300,000  Arboretum Properties L.L.C., 5.37%*,         7,300,000
             7/7/99 (LOC: Michigan National Bank)....
  3,570,000  Buckeye Corrugated, Inc., 5.37%*, 7/7/99     3,570,000
             (LOC: Keybank)..........................
  7,788,000  Capital One Funding Corp., 5.18%*,           7,788,000
             7/7/99 (LOC: Bank One)..................
  4,019,000  Capital One Funding Corp., 5.18%*,7/7/99     4,019,000
             (LOC: Bank One).........................
  4,000,000  Chesterwood Village Realty, 5.13%*,          4,000,000
             7/7/99 (LOC: Fifth Third Bank)..........
  3,100,000  City of Cloquet, Minnesota Taxable           3,100,000
             Industrial Bond, Series 1996B, 5.25%*,
             7/7/99 (LOC: Credit Suisse).............
  5,000,000  Elsinore Properities Ltd Partner,            5,000,000
             5.13%*, 7/7/99 (LOC: Fifth Third
             Bank)...................................
  3,920,000  Excel Health Services, Inc., 5.37%*,         3,920,000
             7/7/99..................................
  4,645,000  First Metro Title Co., 5.13%*, 7/7/99        4,645,000
             (LOC: Michigan National Bank)...........
  6,565,000  GTB Properties L.L.C., 5.20%*, 7/7/99        6,565,000
             (LOC: Michigan National Bank)...........
  4,325,000  Harry W. Albright, Jr., 5.15%*,              4,325,000
             7/7/99..................................
  3,400,000  HWP Co., Ltd. Project, 5.27%*, 7/7/99        3,400,000
             (LOC: National City Bank Cleveland,
             Ohio)...................................
  3,350,000  Idaho Associates L.L.C., 5.20%*, 7/7/99      3,350,000
             (LOC: LaSalle National Bank)............
  5,010,000  Jackson Tube Service, Inc., 5.37%*,          5,010,000
             7/7/99..................................
  5,000,000  JW Harris Co., Inc., 5.13%*, 7/7/99          5,000,000
             (LOC: Fifth Third Bank).................
  4,445,000  Labelle Capital Funding L.L.C., 5.15%*,      4,445,000
             7/7/99 (LOC: First of America Bank -
             Michigan)...............................

                                   CONTINUED

                   Kent Funds
                                    MONEY MARKET FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

 PRINCIPAL                   SECURITY                   AMORTIZED
  AMOUNT                   DESCRIPTION                     COST
-----------  ----------------------------------------  ------------
DEMAND NOTES (CONTINUED)
$ 1,500,000  Laird's Auto Glass & Trim, Inc., 5.35%*,  $  1,500,000
             7/7/99 (LOC: Michigan National Bank)....
  3,920,000  Macroe Properties, Inc., 5.15%*, 7/7/99      3,920,000
             (LOC: Huntington Bank)..................
  5,000,000  Nationsbank Corp., 4.96%*, 7/1/99.......     5,000,000
  6,000,000  Nationsbank Corp., 5.38%*, 11/18/99.....     6,004,238
  2,500,000  Neenah Wisc. Indl Dev, 5.16%*, 7/7/99        2,500,000
             (LOC: Banc One Capital).................
  8,220,000  Ordeal Properties L.L.C., 5.37%*, 7/7/99     8,220,000
             (LOC: Keybank)..........................
  2,420,000  Patt's Enterprises L.L.C., 5.15%*,           2,420,000
             7/7/99 (LOC: Huntington National
             Bank)...................................
  2,250,000  Pittsburgh Technical Institute, 5.27%*,      2,250,000
             7/7/99 (LOC: National City Bank)........
  8,700,000  Polk County Florida, 5.29%*, 7/7/99          8,700,000
             (LOC: Nationsbank)......................
  8,150,000  PRD Finance L.L.C., 5.24%*, 7/7/99 (LOC:     8,150,000
             First of America Bank - Michigan).......
  5,940,000  Reynolds Road Fitness Center, Inc.,          5,940,000
             5.13%*, 7/7/99 (LOC: Fifth Third
             Bank)...................................
  1,895,000  Riverview Medical Office Building,           1,895,000
             5.27%*, 7/7/99 (LOC: National City
             Bank)...................................
  4,000,000  Royal Town Center L.L.C. Project,            4,000,000
             5.37%*, 7/7/99 (LOC: Comerica Bank).....
  2,595,000  Rumpf Development Ltd., 5.37%*, 7/7/99       2,595,000
             (LOC: Keybank)..........................
  6,740,000  Shelburne Realty And Troy Realty,            6,740,000
             5.27%*, 7/7/99 (LOC: National City
             Bank)...................................
  5,000,000  Sheperd Capital L.L.C., 5.15%*, 7/7/99       5,000,000
             (LOC: Comerica Bank)....................
  1,900,000  South Bend MAC, L.P., 5.15%*, 7/7/99         1,900,000
             (LOC: LaSalle National Bank)............
    975,000  The Economic Development Corp. of the          975,000
             County of Marquette, Pioneer
             Laboratories, Inc. Project, 5.20%*,
             7/7/99 (LOC: NBD Bank)..................
  2,500,000  Town Of Caledonia, Wisconsin, 5.20%*,        2,500,000
             7/7/99 (LOC: Banc One Capital)..........
  4,105,000  Tri-O Development L.L.C., 5.27%*, 7/7/99     4,105,000
             (LOC: National City Bank)...............
  7,300,000  Watson Clinic L.L.P., 5.29%*, 7/7/99         7,300,000
             (LOC: Nationsbank)......................
  2,790,000  White Mountain Imaging, 5.37%*, 7/7/99       2,790,000
             (LOC: Keybank)..........................
  5,275,000  Zeigler Realty L.L.C, 5.15%*, 7/1/99         5,275,000
             (LOC: First of America Bank-Michigan)...
                                                       ------------
             TOTAL DEMAND NOTES......................   191,116,238
                                                       ------------
FUNDING AGREEMENTS (7.0%):
 15,000,000  Allmerica Funding Agreement, 5.12%*,        15,000,000
             9/1/99..................................
 10,000,000  Allstate Financial Corp., 5.07%*, 7/1/99    10,000,000
             (b).....................................
 20,000,000  General American Life Insurance Co.,        20,000,000
             5.12%*, 7/1/99 (b)......................
                                                       ------------
             TOTAL FUNDING AGREEMENTS................    45,000,000
                                                       ------------

 PRINCIPAL                   SECURITY                   AMORTIZED
  AMOUNT                   DESCRIPTION                     COST
-----------  ----------------------------------------  ------------
MUNICIPAL BONDS (0.2%):
$ 1,300,000  Michigan State Strategic Fund, Phipps     $  1,300,000
             Emmett Assoc, 5.20%*, 7/7/99, (LOC:
             National Australia Bank)................
             TOTAL MUNICIPAL BONDS...................     1,300,000
                                                       ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (1.4%):
  4,000,000  Federal Home Loan Bank, 5.01%, 2/3/00...     4,000,000
  5,046,000  Freddie Mac, 4.90%, 9/10/99.............     4,997,236
                                                       ------------
             TOTAL U.S. GOVERNMENT AGENCY
             OBLIGATIONS.............................     8,997,236
                                                       ------------
YANKEE CERTIFICATES OF DEPOSIT (10.3%):
  5,000,000  Bank Of Nova Scotia, 4.90%, 1/26/00.....     5,000,000
  5,000,000  Bank Of Nova Scotia, 5.19%, 2/28/00.....     5,001,486
  5,000,000  Bank Of Nova Scotia, 5.17%, 2/28/00.....     4,999,202
  5,000,000  Bayerische Hypo-Und Vereinsbank Ag,          4,998,832
             5.01%, 2/7/00...........................
  5,000,000  Canadian Imperial Bank Of Canada, 5.01%,     4,999,722
             1/27/00.................................
  6,000,000  Canadian Imperial Bank Of Commerce,          6,049,715
             6.48%, 1/24/00..........................
  5,000,000  Canadian Imperial Bank Of Commerce,          4,999,359
             5.20%, 2/29/00..........................
  5,000,000  Landesbank Hessen, 4.86%, 10/29/99......     5,000,161
  5,000,000  Landesbank Hessen Thuringen                  4,999,840
             Gironzentale, 5.22%, 2/29/00............
  5,000,000  Landesbank Hessen-Thuringen, 5.19%,          4,996,070
             2/29/00.................................
  5,000,000  National Westminster Bank, 4.98%,            5,001,254
             1/7/00..................................
  5,000,000  Rabobank Nederland, 5.03%, 1/13/00......     4,999,482
  5,000,000  Toronto Dominion, 5.06%, 2/10/00........     4,999,113
                                                       ------------
             TOTAL YANKEE CERTIFICATES OF DEPOSIT....    66,044,236
                                                       ------------
INVESTMENT COMPANIES (0.9%):
  1,983,375  Dreyfus Cash Management Money Market         1,983,375
             Fund....................................
  3,629,695  Federated Prime Value Obligations Money      3,629,695
             Market Fund.............................
TOTAL INVESTMENT COMPANIES...........................     5,613,070
                                                       ------------
TOTAL INVESTMENTS (AMORTIZED COST $640,939,795) (a)
-- 99.8%.............................................   640,939,795
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%........     1,070,494
                                                       ------------
TOTAL NET ASSETS -- 100.0%...........................  $642,010,289
                                                       ------------
                                                       ------------

---------------

(a)  Cost for federal income tax and financial reporting purposes is the same.
(b)  Illiquid security.
  * Variable rate security. Rate presented represents rate in effect at June 30, 1999. Maturity date reflects effective maturity for Rule 2a-7 purposes.
 **  Effective yield at purchase.
LOC Letter of Credit
PLC Public Limited Company

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   Kent Funds
                                    MICHIGAN MUNICIPAL MONEY MARKET FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    JUNE 30, 1999 (UNAUDITED)

 PRINCIPAL                   SECURITY                   AMORTIZED
  AMOUNT                   DESCRIPTION                     COST
-----------  ----------------------------------------  ------------
MUNICIPAL BONDS (93.2%):
             MICHIGAN (89.0%):
$ 1,090,000  Ann Arbor Public Schools, 7.00%, 5/1/00,  $  1,123,684
             Q-Sblf..................................
  5,000,000  City Of Dearborn Economic Development        5,000,000
             Corp., Henry Ford Village, 3.85%*,
             7/1/99, (LOC: Comerica).................
    910,000  Clinton Township Economic Development          910,000
             Corp., Pointe
             Village Square, (AMT), 3.40%*, 8/1/99,
             (LOC: National City)....................
  2,100,000  Delta County Economic Development Corp.,     2,100,000
             Environmental Improvement Revenue, Mead
             Escanaba Paper Co., Series D, 3.45%*,
             7/1/99, (LOC: Credit Suisse)............
    500,000  Delta County Economic Development Corp.,       500,000
             Environmental Improvement Revenue, Mead
             Escanaba Paper Co., Series F, 3.45%*,
             7/1/99, (LOC: Bank of Nova Scotia)......
  7,700,000  Detroit Michigan City School District,       7,700,000
             4.50%, 7/1/99...........................
    500,000  Detroit Michigan Downtown Development          500,000
             Authority Tax Increment, Project A,
             3.60%, 7/1/99, (Insured by MBIA)........
  7,530,000  Detroit Michigan Economic Development        7,530,000
             Corp, 3.80%*, 7/1/99, (LOC: Bank Of
             America)................................
  3,730,000  Detroit Michigan Economic Development        3,730,000
             Corp., 3.80%*, 7/1/99, (LOC: Bank of
             America)................................
  1,000,000  Detroit Michigan School District, 4.00%,     1,007,112
             6/1/00..................................
  1,300,000  Detroit Michigan Sewage Disposal, 7.13%,     1,319,500
             7/1/99, Prerefunded 7/1/99 @ 101.50,
             (Insured by MBIA).......................
  1,460,000  Detroit Public Schools, 2.90%, 11/1/99,      1,460,000
             (Insured by MBIA).......................
    365,000  Farmington Hills Michigan Education,           365,000
             Marketing Displays, (AMT), 3.25%*,
             9/1/99, (LOC: Comerica Bank)............
  7,000,000  Genesee County Economic Development          7,000,000
             Corp., Rue Properties, (AMT), 3.95%*,
             7/1/99, (LOC: Nationsbank)..............
  1,750,000  Jackson Public Schools State Aid Notes,      1,750,784
             3.30%, 8/25/99, (LOC: Comerica).........
  3,000,000  Kalamazoo Michigan City School District,     3,002,128
             3.75%, 9/16/99, (LOC: National City)....
  5,000,000  Kalamazoo Michigan Tax Anticipation          5,010,250
             Notes, 3.50%, 12/1/99...................
  1,000,000  Kent County Hospital Authority,              1,041,589
             Butterworth Hospital, 7.25%, 1/15/12,
             Prerefunded 1/15/00 @ 102...............
  1,875,000  Leelanau County Economic Development         1,875,000
             Corp., American Mutual Insurance Co.,
             3.40%*, 12/15/99, (LOC: National City)..

 PRINCIPAL                   SECURITY                   AMORTIZED
  AMOUNT                   DESCRIPTION                     COST
-----------  ----------------------------------------  ------------
MUNICIPAL BONDS (CONTINUED)

             MICHIGAN (CONTINUED)

$ 4,290,000  Lenawee County Economic Development       $  4,290,000
             Corp., Rima Mfg. Co. Project, (AMT),
             3.75%*, 7/7/99, (LOC: Keybank)..........
    390,000  Livonia County Economic Development            390,000
             Corp., American Community Mutual
             Insurance Co., 3.50%*, 11/15/99, (LOC:
             National City)..........................
  1,400,000  Marquette County Economic Development        1,400,000
             Corp., Pioneer Labs, Inc., (AMT),
             3.90%*, 7/7/99, (LOC: Banc One).........
  1,800,000  Meridian Michigan Economic Development       1,800,000
             Corp., Hannah Technology, 3.35%*,
             7/7/99, (LOC: Comerica Bank)............
  2,000,000  Michigan Building Authority Detroit          2,020,938
             Prison, 7.25%, 10/1/08, Prerefunded
             10/1/99 @ 100...........................
  2,520,000  Michigan Municipal Bond Authority,           2,523,416
             4.50%, 8/27/99, (LOC: Comerica).........
  6,000,000  Michigan Municipal Bond Authority,           6,006,053
             4.25%, 8/27/99, (LOC: Bank of Nova
             Scotia).................................
 10,059,309  Michigan Municipal Bond Authority,          10,059,310
             4.00%, 6/30/00, (LOC: Morgan Guaranty
             Trust)..................................
  8,000,000  Michigan Municipal Bond Authority,           8,019,642
             School Loan, 3.50%, 12/1/99.............
  3,500,000  Michigan Municipal Bond Authority,           3,500,083
             Series B-1, 4.50%, 7/2/99...............
  3,500,000  Michigan Municipal Bond Authority,           3,504,497
             Series D-1, 4.25%, 8/27/99..............
  1,000,000  Michigan State Building Authority,           1,002,012
             Series 1, 4.20%, 10/1/99, (Insured by
             AMBAC)..................................
  6,000,000  Michigan State Housing Development           6,000,000
             Authority Multifamily Series A, 3.35%,
             8/25/99, (LOC: Helaba)..................
  3,000,000  Michigan State Housing Development           3,000,000
             Authority, Canton Club East, (AMT),
             3.60%*, 7/7/99, (LOC: Keybank)..........
  1,650,000  Michigan State Housing Development           1,650,000
             Authority, Laurel Valley, 3.50%*,
             7/7/99, (LOC: Wachovia).................
  1,500,000  Michigan State Housing Development           1,500,000
             Authority, Limited Obligation Revenue,
             Pine Ridge, 3.50%*, 7/7/99, (LOC:
             Wachovia)...............................
  1,190,000  Michigan State Housing Development           1,190,000
             Authority, Series B, (AMT), 3.00%,
             12/1/99.................................
  1,300,000  Michigan State Housing Development           1,300,000
             Authority, Woodland Meadows, (AMT),
             3.60%*, 7/7/99, (LOC: Union Bank of
             Switzerland)............................
  3,300,000  Michigan State Job Development               3,300,000
             Authority, BASF Wyandotte, 3.70%*,
             7/7/99, (LOC: Bayerische Landesbank)....

                                   CONTINUED

                   Kent Funds
                                    MICHIGAN MUNICIPAL MONEY MARKET FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

 PRINCIPAL                   SECURITY                   AMORTIZED
  AMOUNT                   DESCRIPTION                     COST
-----------  ----------------------------------------  ------------
MUNICIPAL BONDS (CONTINUED)

             MICHIGAN (CONTINUED)

$ 1,000,000  Michigan State Strategic Fund, AACOA      $  1,000,000
             Extrusions, Inc., (AMT), 3.85%*, 7/7/99,
             (LOC: Banc One).........................
  2,510,000  Michigan State Strategic Fund,               2,510,000
             Atmosphere Annealing, (AMT), 3.80%*,
             7/7/99, (LOC: National City)............
  1,160,000  Michigan State Strategic Fund, B.K.          1,160,000
             Hardwoods, (AMT), 3.70%*, 7/7/99, (LOC:
             National Australia).....................
  4,035,000  Michigan State Strategic Fund, Banks         4,035,000
             Hardwoods, Inc., (AMT), 3.72%*, 7/7/99,
             (LOC: Banc One).........................
  1,900,000  Michigan State Strategic Fund, Besser        1,900,000
             International Sales Inc. Project, (AMT),
             3.85%*, 7/7/99, (LOC: Banc One).........
  2,900,000  Michigan State Strategic Fund, Biewer Of     2,900,000
             Lansing, 3.85%*, 7/7/99, (LOC: National
             Australia)..............................
  3,135,000  Michigan State Strategic Fund,               3,135,000
             Bloomfield Valley Properties, 3.20%*,
             7/1/99, (LOC: Charter One)..............
  3,700,000  Michigan State Strategic Fund, Brazing       3,700,000
             Concepts Co., (AMT), 3.85%*, 7/7/99,
             (LOC: Banc One).........................
  1,275,000  Michigan State Strategic Fund, C-1,          1,275,000
             (AMT), 3.90%*, 7/7/99, (LOC: Comerica
             Bank)...................................
  1,000,000  Michigan State Strategic Fund, C-Tec         1,000,000
             Inc. Project, (AMT), 3.80%*, 7/7/99,
             (LOC: Suntrust Bank)....................
  2,300,000  Michigan State Strategic Fund, Consumers     2,300,000
             Power, 3.40%*, 7/7/99, (LOC: Union Bank
             of Switzerland).........................
  2,375,000  Michigan State Strategic Fund,               2,375,000
             Cyberplast, (AMT), 3.60%*, 7/7/99, (LOC:
             Banc One)...............................
  4,855,000  Michigan State Strategic Fund,               4,855,000
             Dawnbreakers LLC, (AMT), 3.80%*, 7/7/99,
             (LOC: National City)....................
  2,400,000  Michigan State Strategic Fund, Dixie Cut     2,400,000
             Stone Project, 3.90%*, 7/7/99, (LOC:
             National Australia).....................
  2,500,000  Michigan State Strategic Fund, Donnelly      2,500,000
             Corp., Series B, (AMT), 3.40%*, 10/1/99,
             (LOC: Dresdner Bank)....................
  2,600,000  Michigan State Strategic Fund, Dow           2,600,000
             Chemical Co. Project, (AMT) 3.60%*,
             7/1/99..................................
  2,000,000  Michigan State Strategic Fund, Dow           2,000,000
             Chemical Co. Project, 3.45%*, 7/1/99....
  3,000,000  Michigan State Strategic Fund, E & L         3,000,000
             Meat Project, 3.90%*, 7/7/99, (LOC:
             National Australia).....................
  1,170,000  Michigan State Strategic Fund,               1,170,000
             Enviromental Powder Co., (AMT), 3.70%*,
             7/7/99, (LOC: National Australia).......
 PRINCIPAL                   SECURITY                   AMORTIZED
  AMOUNT                   DESCRIPTION                     COST
-----------  ----------------------------------------  ------------
MUNICIPAL BONDS (CONTINUED)

             MICHIGAN (CONTINUED)

$ 1,000,000  Michigan State Strategic Fund, Equad      $  1,000,000
             Project, (AMT), 3.80%*, 7/7/99, (LOC:
             National City)..........................
    750,000  Michigan State Strategic Fund, Focus           750,000
             Hope Group, 3.65%, 10/1/99, (LOC:
             National Australia).....................
  1,405,000  Michigan State Strategic Fund, Gollin        1,405,000
             Block & Supply Co., (AMT), 3.90%*,
             7/7/99, (LOC: Northern Trust)...........
  1,510,000  Michigan State Strategic Fund, Hamilton      1,510,000
             Industrial Products, Inc. Project,
             (AMT), 3.70%*, 7/7/99, (LOC: National
             Australia)..............................
  1,715,000  Michigan State Strategic Fund, I.V.C.        1,715,000
             Industrial Coatings, Inc., (AMT),
             3.72%*, 7/7/99, (LOC: Banc One).........
  1,700,000  Michigan State Strategic Fund,               1,700,000
             Industrial Development, Kinder Care,
             3.65%*, 7/7/99, (LOC: Chase Manhattan
             Bank)...................................
  2,300,000  Michigan State Strategic Fund, Jedco         2,300,000
             Inc., 3.70%*, 7/1/99, (LOC: Banc One)...
    555,000  Michigan State Strategic Fund, Kazoo,          555,000
             Inc. Project, (AMT), 3.35%*, 9/15/99,
             (LOC: National City)....................
  2,845,000  Michigan State Strategic Fund, Kerkstra      2,845,000
             Precast Project (AMT), 3.70%*, 7/1/99,
             (LOC: Huntington Bank)..................
  1,380,000  Michigan State Strategic Fund, Kerkstra,     1,380,000
             (AMT), 3.70%*, 7/7/99, (LOC: Huntington
             Bank)...................................
  1,400,000  Michigan State Strategic Fund,               1,400,000
             Kundinger, 3.85%*, 7/7/99, (LOC: Banc
             One)....................................
  1,320,000  Michigan State Strategic Fund, Limited       1,320,000
             Obligation Revenue, John A. Biewer Co.
             Project, (AMT), 3.35%*, 9/1/99, (LOC:
             National Australia).....................
  2,500,000  Michigan State Strategic Fund, Limited       2,500,000
             Obligation Revenue, Cincinnati
             Millacron, (AMT), 3.75*%, 7/7/99, (LOC:
             PNC
             Bank)...................................
    945,000  Michigan State Strategic Fund, Limited         945,000
             Obligation Revenue, Dickinson Press,
             Inc. Project, (AMT), 3.70%*, 7/7/99,
             (LOC: Huntington Bank)..................
  2,500,000  Michigan State Strategic Fund, Limited       2,500,000
             Obligation Revenue, Donnelly Corp.,
             (AMT), 3.75%*, 7/7/99, (LOC: Dresdner
             Bank)...................................
  4,615,000  Michigan State Strategic Fund, Limited       4,615,000
             Obligation Revenue, JB Laboratories,
             Inc., (AMT), 3.70%*, 7/7/99, (LOC:
             Huntington Bank)........................
    695,000  Michigan State Strategic Fund, Limited         695,000
             Obligation Revenue, Kay Screen Printing,
             (AMT), 3.60%*, 7/7/99, (LOC: Comerica
             Bank)...................................

                                   CONTINUED

                   Kent Funds
                                    MICHIGAN MUNICIPAL MONEY MARKET FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

 PRINCIPAL                   SECURITY                   AMORTIZED
  AMOUNT                   DESCRIPTION                     COST
-----------  ----------------------------------------  ------------
MUNICIPAL BONDS (CONTINUED)

             MICHIGAN (CONTINUED)

$ 1,025,000  Michigan State Strategic Fund, Limited    $  1,025,000
             Obligation Revenue, Midbrook Products,
             Inc. Project, (AMT), 3.70%*, 7/7/99,
             (LOC: Comerica Bank)....................
    675,000  Michigan State Strategic Fund, Limited         675,000
             Obligation Revenue, Patten Monument,
             (AMT), 3.70%, 7/7/99, (LOC: Huntington
             Bank)...................................
  1,100,000  Michigan State Strategic Fund, Limited       1,100,000
             Obligation Revenue, Pilot Industries,
             (AMT), 4.00%*, 7/7/99, (LOC: Banc One)..
    850,000  Michigan State Strategic Fund, Limited         850,000
             Obligation Revenue, Stephenson Land,
             (AMT), 3.70%*, 7/7/99, (LOC: Comerica
             Bank)...................................
    500,000  Michigan State Strategic Fund, Limited         500,000
             Obligation Revenue, Tawas Bay
             Associates, (AMT), 3.85%, 12/1/99, (LOC:
             National City)..........................
    430,000  Michigan State Strategic Fund, Limited         430,000
             Obligation Revenue, Tom Miller, Inc.,
             (AMT), 3.65%*, 7/7/99, (LOC: First
             Union)..................................
  2,010,000  Michigan State Strategic Fund, Limited       2,010,000
             Obligation Revenue, Wayne Disposal
             Project, (AMT), 3.60%*, 7/7/99, (LOC:
             Comerica)...............................
  2,000,000  Michigan State Strategic Fund, Ltd.,         2,000,000
             5.65%*, 7/1/99..........................
  4,000,000  Michigan State Strategic Fund,               4,000,000
             Middleville Tool & Die Project, (AMT),
             3.85%*, 7/7/99, (LOC: Banc One).........
  3,000,000  Michigan State Strategic Fund, Midwest       3,000,000
             Kellering Co., 3.80%*, 7/7/99, (LOC:
             Banc One)...............................
  1,490,000  Michigan State Strategic Fund, Molmec,       1,490,000
             Inc., (AMT), 3.80%*, 7/7/99, (LOC:
             Comerica Bank)..........................
  3,000,000  Michigan State Strategic Fund, Nicholas      3,000,000
             Plastics Projects, 3.70%*, 7/7/99, (LOC:
             National City)..........................
    950,000  Michigan State Strategic Fund, Northern        950,000
             Pure Ice Co. Project, (AMT), 3.90%*,
             7/7/99, (LOC: National Australia).......
  1,000,000  Michigan State Strategic Fund, NSF           1,000,000
             International Project, Series 1997B,
             3.90%*, 7/7/99, (LOC: National City)....
  1,615,000  Michigan State Strategic Fund, Omni          1,615,000
             Technical Services, Inc., (AMT), 3.80%*,
             7/7/99, (LOC: National City)............
    865,000  Michigan State Strategic Fund, Plascore,       865,000
             Inc., (AMT), 3.70%*, 7/7/99, (LOC:
             Huntington Bank)........................
  3,950,000  Michigan State Strategic Fund, Rochester     3,950,000
             Gear Project, (AMT), 3.75%*, 7/7/99,
             (LOC: Comerica Bank)....................
 PRINCIPAL                   SECURITY                   AMORTIZED
  AMOUNT                   DESCRIPTION                     COST
-----------  ----------------------------------------  ------------
MUNICIPAL BONDS (CONTINUED)

             MICHIGAN (CONTINUED)

$ 2,200,000  Michigan State Strategic Fund, SFI,       $  2,200,000
             3.60%*, 7/7/99, (LOC: ABM/Amro).........
  4,500,000  Michigan State Strategic Fund, Stegner       4,500,000
             East, 4.05%*, 7/7/99, (LOC: Comerica)...
  2,040,000  Michigan State Strategic Fund, Sunrise       2,040,000
             Windows Ltd. Project, (AMT), 3.75%*,
             7/7/99 (LOC: Keybank)...................
  1,000,000  Michigan State Strategic Fund, Thompson      1,000,000
             Family Holdings, (AMT), 3.80%*, 7/7/99,
             (LOC: National City)....................
  5,000,000  Michigan State Strategic Fund, Van Andel     5,000,000
             Research Project, 3.55%*, 7/7/99, (LOC:
             National Australia).....................
  1,000,000  Michigan State Strategic Fund, Wright-       1,000,000
             Technology, Inc., Series 1997, (AMT),
             3.80%*, 7/7/99, (LOC: National City)....
  2,000,000  Michigan State Strategic Fund, Xibitz,       2,000,000
             Inc. Project, (AMT), 3.85%*, 7/7/99,
             (LOC: Banc One).........................
  1,000,000  Michigan State Trunk Line, 4.70%,            1,006,051
             11/15/99, (Insured by FGIC).............
  1,000,000  Michigan State Trunk Line, 7.00%,            1,024,757
             8/15/99, Prerefunded 8/15/99 @ 102......
  2,000,000  Michigan State Underground Storage, Tank     2,028,804
             Financial Assurance Authority, Series I,
             5.00%, 5/1/00 (Insured by AMBAC)........
  6,700,000  Michigan State Underground Tank Storage,     6,700,000
             3.25%, 9/15/99, (LOC: CIBC).............
  5,500,000  Midland County Economic Development          5,500,000
             Corp., Limited Obligation Revenue, Dow
             Chemical Project, Series A, (AMT),
             3.80%*, 7/1/99..........................
  1,000,000  Midland County, Economic Development         1,000,000
             Corp., Dow Chemical, Series B, 3.75%*,
             7/1/99..................................
    750,000  Municipal Bond Authority, Revenue,             750,000
             3.05%, 11/1/99, (Insured by AMBAC)......
  3,000,000  Oakland County Economic Development          3,000,000
             Corp., Cranbrook Community, 3.50%*,
             7/7/99, (LOC: Comerica Bank)............
    675,000  Oakland County Economic Development            675,000
             Corp., Orchard Maple Project, 3.90%*,
             11/15/99, (LOC: National City)..........
    675,000  Oakland County Michigan Building               677,007
             Authority, West Wing Extension, 5.10%,
             9/1/99..................................
    280,000  Rochester Hills Economic Development           280,000
             Corp., BRG Assoc., 3.40%*, 12/1/99,
             (LOC: Comerica Bank)....................
  1,200,000  Scio Township Economic Development           1,200,000
             Corp., Daycroft School Project, 3.90%*,
             7/7/99, (LOC: National Australia).......
  1,070,000  St. Clair Shores, Michigan Education,        1,070,000
             Borman's, Inc. Project, (AMT), 3.30%*,
             10/15/99, (LOC: National Australia).....

                                   CONTINUED

                   Kent Funds
                                    MICHIGAN MUNICIPAL MONEY MARKET FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    JUNE 30, 1999 (UNAUDITED)

 PRINCIPAL                   SECURITY                   AMORTIZED
  AMOUNT                   DESCRIPTION                     COST
-----------  ----------------------------------------  ------------
MUNICIPAL BONDS (CONTINUED)

             MICHIGAN (CONTINUED)

$ 7,000,000  University of Michigan Hospital Revenue,  $  7,000,000
             Series A, 3.45%*, 7/1/99................
  1,150,000  University of Michigan Hospital Revenue,     1,150,000
             Series A, 3.45%*, 7/1/99................
  2,000,000  University of Michigan University              900,000
             Revenue, 3.45%*, 7/1/99.................
    900,000  University of Michigan, Medical Service      2,000,000
             Plan, Series A, 3.45%*, 7/1/99..........
  1,610,000  Warren Economic Development Corp., CMX       1,610,000
             Corp. Project, (AMT), 3.35%*, 9/15/99,
             (LOC: National City)....................
  1,120,000  Warren Economic Development Corp., Cross     1,120,000
             Country Inn, (AMT), 3.40%, 11/1/99,
             (LOC: Huntington Bank)..................
    525,000  Warren Economic Development Corp.,             525,000
             Limited Obligation Revenue, Elias
             Brothers, (AMT), 3.55%, 12/1/99, (LOC:
             AMN/Amro)...............................
  4,410,000  Wayne County Airport, Detroit Airport,       4,410,000
             Series A, (AMT), 3.45%*, 7/7/99, (LOC:
             Baerische Landesbank)...................
  1,150,000  Ypsilanti School District, 4.50%, 5/1/00     1,161,902
             (Insured by FGIC).......................
                                                       ------------
                                                        281,319,519
                                                       ------------
             PUERTO RICO (4.2%):
  4,695,000  Puerto Rico Industrial Medical &             4,695,000
             Environmental Pollution Control,
             Facilities Financing Authority, Abbott
             Labs, 2.90%*, 9/1/99....................
  4,200,000  Puerto Rico Industrial Medical &             4,200,000
             Environmental Pollution Control,
             Facilities Financing Authority, Merck,
             2.90%*, 12/1/99.........................
  4,250,000  Puerto Rico Industrial Medical &             4,250,200
             Environmental Pollution Control,
             Facilities Financing Authority, Reynolds
             Metal, 3.60%*, 9/1/99, (LOC:
             ABN/Amro)...............................
                                                       ------------
                                                         13,145,200
                                                       ------------
TOTAL MUNICIPAL BONDS (AMORTIZED COST $294,464,719)..   294,464,719
                                                       ------------

TAX FREE COMMERCIAL PAPER (9.0%):
             MICHIGAN (9.0%):
  9,600,000  Delta County Economic Development Corp.,     9,600,000
             Environmental Improvement Revenue, Mead
             Escanaba Paper Co., Series A, 3.10%*,
             7/7/99, (LOC: Morgan Guaranty)..........
 PRINCIPAL                   SECURITY                   AMORTIZED
  AMOUNT                   DESCRIPTION                     COST
-----------  ----------------------------------------  ------------
TAX FREE COMMERCIAL PAPER (CONTINUED)

             MICHIGAN (CONTINUED)

$ 5,810,000  Delta County Economic Development Corp.,  $  5,810,000
             Environmental Improvement Revenue, Mead
             Escanaba Paper Co., Series B, 3.00%*,
             7/12/99, (LOC: Union Bank of
             Switzerland)............................
  2,490,000  Delta County Economic Development Corp.,     2,490,000
             Environmental Improvement Revenue, Mead
             Escanaba Paper Co., Series B, 3.00%*,
             7/7/99, (LOC: Union Bank of
             Switzerland)............................
  1,530,000  Detroit, Michigan, Waterfront                1,530,000
             Reclamation, 3.75%, 7/7/99, (LOC:
             LaSalle Bank)...........................
  1,500,000  Michigan State Builders, 3.15%,              1,500,000
             8/5/99..................................
  7,500,000  Michigan State Builders, 3.15%,              7,500,000
             8/15/99.................................
                                                       ------------
                                                         28,430,000
                                                       ------------
             TOTAL TAX FREE COMMERCIAL PAPER
             (AMORTIZED COST $28,430,000)............    28,430,000
                                                       ------------

INVESTMENT COMPANIES (0.5%):
    109,625  Dreyfus Tax Exempt Money Market Fund....       109,625
                                                       ------------
  1,333,847  Federated Tax Exempt Money Market            1,333,847
             Fund....................................
                                                       ------------
             TOTAL INVESTMENT COMPANIES (AMORTIZED
             COST $1,443,472)........................     1,443,472
                                                       ------------
TOTAL INVESTMENTS
(AMORTIZED COST $324,338,191) (a) -- 102.7%..........   324,338,191
LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.7)%......    (8,668,614)
                                                       ------------
TOTAL NET ASSETS -- 100.0%...........................  $315,669,577
                                                       ------------
                                                       ------------

---------------

(a)  Cost for federal income tax and financial reporting purposes is the same.
  * Variable rate security. Rate presented represents rate in effect at June 30, 1999. Maturity date reflects effective maturity for Rule 2a-7 purposes.
AMBAC - AMBAC Indemnity Corp.
AMT - Alternative Minimum Tax Paper
FGIC - Financial Guaranty Insurance Corp.
FOA - First of America
FSA - Financial Security Assurance
LOC - Letter of Credit
MBIA - Municipal Bond Insurance Association
QSBLF - Qualified School Board Lending Fund
STP - Short Term Put

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   Kent Funds
                                    KENT FUNDS
                                    GOVERNMENT MONEY MARKET FUND
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                    JUNE 30, 1999
                                    (UNAUDITED)

PRINCIPAL                   SECURITY                   AMORTIZED
  AMOUNT                  DESCRIPTION                     COST
----------  ----------------------------------------  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (76.8%):
            FANNIE MAE (13.0%):
$3,000,000  4.87%**, 8/5/99.........................  $  2,985,942
 5,000,000  4.80%**, 8/11/99........................     4,973,009
 5,000,000  4.80%**, 8/26/99........................     4,963,211
 5,000,000  4.93%**, 11/19/99.......................     4,905,804
 4,000,000  4.83%, 1/11/00..........................     3,998,584
 4,000,000  5.34%**, 1/18/00........................     3,884,313
                                                      ------------
                                                        25,710,863
                                                      ------------
            FEDERAL FARM CREDIT BANK (1.8%):
 3,483,000  4.74%**, 7/6/99.........................     3,480,760
                                                      ------------
            FEDERAL HOME LOAN BANK (17.7%):
 4,000,000  4.75%**, 7/7/99.........................     3,996,907
 5,000,000  5.33%*, 7/7/99..........................     4,999,723
 5,000,000  4.86%**, 7/16/99........................     4,989,917
 4,155,000  4.94%**, 7/21/99........................     4,143,643
 4,000,000  4.94%, 10/27/99.........................     4,000,000
 4,000,000  5.36%*, 7/7/99..........................     4,000,391
 4,000,000  5.15%, 3/17/00..........................     4,000,000
 4,750,000  5.08%, 4/28/00..........................     4,750,566
                                                      ------------
                                                        34,881,147
                                                      ------------
            FREDDIE MAC (44.3%):
 2,000,000  4.76%, 7/1/99...........................     2,000,000
 1,657,000  5.01%**, 7/2/99.........................     1,656,779
 1,611,000  4.81%**, 7/6/99.........................     1,609,937
 5,000,000  4.77%**, 7/9/99.........................     4,994,767
 4,000,000  4.82%**, 7/9/99.........................     3,995,778
 2,245,000  4.80%**, 7/12/99........................     2,241,728
 6,270,000  4.85%**, 7/13/99........................     6,259,917
15,461,000  4.80%**, 7/14/99........................    15,434,440
 5,000,000  4.84%**, 7/19/99........................     4,987,975
 5,000,000  4.79%**, 8/2/99.........................     4,978,978
 5,947,000  4.98%**, 8/9/99.........................     5,916,527
 5,000,000  4.86%**, 8/19/99........................     4,967,367
 5,000,000  4.84%**, 8/20/99........................     4,967,222
 2,318,000  4.93%**, 9/9/99.........................     2,296,816
 5,000,000  5.02%**, 9/15/99........................     4,947,750
 5,000,000  5.09%**, 9/23/99........................     4,941,433
 6,195,000  4.95%**, 10/8/99........................     6,114,759
 5,000,000  5.28%**, 12/2/99........................     4,889,633
                                                      ------------
                                                        87,201,806
                                                      ------------
            TOTAL U.S. GOVERNMENT AGENCY
            OBLIGATIONS.............................   151,274,576
                                                      ------------

PRINCIPAL                   SECURITY                   AMORTIZED
  AMOUNT                  DESCRIPTION                     COST
----------  ----------------------------------------  ------------

REPURCHASE AGREEMENTS (19.3%):
$16,000,000 Donaldson, Lufkin & Jenrette Capital      $ 16,000,000
            Markets, 4.90%, dated 6/30/99, due
            7/1/99 with a maturity value of
            $16,002,178 (collateralized by
            $16,525,000 DHLB, 5.25%, 4/25/02, market
            value $16,320,834)......................
 3,000,000  Donaldson, Lufkin & Jenrette Capital         3,000,000
            Markets, 4.90%, dated 6/30/99, due
            7/1/99 with a maturity value of
            $3,000,408 (collateralized by $2,960,000
            DHLB, 8.60%, 8/25/99, market value
            $2,973,974).............................
19,000,000  Morgan Stanley & Co., Inc., 4.90%, dated    19,000,000
            6/30/99, due 7/1/99 with a maturity
            value of $19,002,586 (collateralized by
            $19,450,000, 4.90%**, 7/23/99, market
            value $18,999,999)......................
                                                      ------------
            TOTAL REPURCHASE AGREEMENTS.............    38,000,000
                                                      ------------

INVESTMENT COMPANIES (4.1%):
 8,120,557  Federated Treasury Money Market.........     8,120,557
                                                      ------------
            TOTAL INVESTMENT COMPANIES..............     8,120,557
                                                      ------------
TOTAL INVESTMENTS (AMORTIZED COST $197,395,133)(a)
-- 100.2%...........................................   197,395,133
                                                      ------------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2)%.....      (309,080)
                                                      ------------
TOTAL NET ASSETS -- 100.0%..........................  $197,086,053
                                                      ------------
                                                      ------------

---------------

(a)  Cost for federal income tax and financial reporting purposes is the same.
  * Variable rate security. Rate presented represents rate in effect at June 30, 1999. Maturity date reflects effective maturity for Rule 2a-7 purposes.
 **  Effective yield at purchase.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   Kent Funds

                                  STATEMENTS OF ASSETS AND LIABILITIES
                                  JUNE 30, 1999 (UNAUDITED)

                                  GROWTH AND    SMALL COMPANY    INTERNATIONAL       INDEX
                                 INCOME FUND     GROWTH FUND      GROWTH FUND     EQUITY FUND
                                --------------  --------------   -------------   -------------
ASSETS:
  Investments:
    Investments at cost.......  $  637,772,100   $570,818,435    $ 448,389,175   $ 479,411,433
    Net unrealized
appreciation/(depreciation)...     366,576,828    153,614,359      103,422,612     436,575,088
    Repurchase agreements, at
      cost....................       7,785,969     16,383,358       17,982,934       5,486,776
                                --------------  --------------   -------------   -------------
    Total Investments at
      value...................   1,012,134,897    740,816,152      569,794,721     921,473,297
  Foreign currency at value
    (cost $0; $0; $2,594,025;
    $0, respectively).........              --             --        2,590,273              --
  Interest and dividends
    receivable................       1,085,840        439,607        1,056,454         825,875
  Receivable for capital
    shares issued.............              --          2,458            1,000          23,289
  Receivable for investments
    sold......................       5,357,650             --               --       5,111,497
  Tax reclaim receivable......              --             --        1,042,376              --
  Net receivable for variation
    margin on future
    contracts.................       1,218,750         90,165               --         225,640
  Prepaid expenses and other
    assets....................          25,848         21,429           20,508          24,120
                                --------------  --------------   -------------   -------------
    Total Assets..............   1,019,822,985    741,369,811      574,505,332     927,683,718
                                --------------  --------------   -------------   -------------
LIABILITIES:
  Custodian payable...........              --             --           31,031              --
  Payable for investments
    purchased.................              --        707,391               --         125,675
  Payable for capital shares
    redeemed..................          31,267         53,780           23,688          48,624
  Payable for return of
    collateral received for
    securities on loan........      15,018,803     46,197,405       49,712,953      21,843,938
  Foreign withholding taxes
    payable...................              --             --          123,056              --
  Payable to investment
    adviser...................         557,841        387,446          323,580         178,721
  Payable to administrator....          14,426         10,021            7,808           8,643
  Distribution fees payable
    (Investment Shares).......          11,154          4,758            2,620           8,656
  Accrued expenses and other
    liabilities...............          49,961         44,457           84,308          47,800
                                --------------  --------------   -------------   -------------
    Total Liabilities.........      15,683,452     47,405,258       50,309,044      22,262,057
                                --------------  --------------   -------------   -------------
NET ASSETS....................  $1,004,139,533   $693,964,553    $ 524,196,288   $ 905,421,661
                                --------------  --------------   -------------   -------------
                                --------------  --------------   -------------   -------------
NET ASSETS CONSIST OF:
  Paid-in capital.............  $  613,021,907   $546,568,039    $ 417,972,339   $ 461,701,872
  Accumulated undistributed
    (distributions in excess
    of) net investment
    income....................         586,840        (34,631)      (1,704,295)        272,787
  Accumulated undistributed
    net realized
    gains/(losses) on
    investments, foreign
    currency and futures
    contracts sold............      21,851,283     (6,496,054)       4,565,670       6,457,964
  Net unrealized
   appreciation/(depreciation)
    of investments,
    futures and translation of
    assets and liabilities in
    foreign
    currencies................     368,679,503    153,927,199      103,362,574     436,989,038
                                --------------  --------------   -------------   -------------
TOTAL NET ASSETS..............  $1,004,139,533   $693,964,553    $ 524,196,288   $ 905,421,661
                                --------------  --------------   -------------   -------------
                                --------------  --------------   -------------   -------------
INSTITUTIONAL SHARES:
  Net Assets..................  $  947,532,582   $669,928,130    $ 511,413,690   $ 858,270,803
  Shares Outstanding..........      48,030,217     40,394,847       31,925,147      31,809,016
  Net Assets Value, offering
    and redemption price per
    share.....................  $        19.73   $      16.58    $       16.02   $       26.98
                                --------------  --------------   -------------   -------------
                                --------------  --------------   -------------   -------------
INVESTMENT SHARES:
  Net Assets..................  $   56,606,951   $ 24,036,423    $  12,782,598   $  47,150,858
  Shares Outstanding..........       2,893,123      1,456,272          807,501       1,746,685
  Net Assets Value, offering
    and redemption price per
    share.....................  $        19.57   $      16.51    $       15.83   $       26.99
                                --------------  --------------   -------------   -------------
                                --------------  --------------   -------------   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   Kent Funds

                                  STATEMENTS OF ASSETS AND LIABILITIES
                                  (CONTINUED)
                                  JUNE 30, 1999 (UNAUDITED)

                                      SHORT TERM   INTERMEDIATE
                                      BOND FUND     BOND FUND    INCOME FUND
                                     ------------  ------------  ------------
ASSETS:
  Investments:
    Investments at cost............  $154,062,374  $896,515,654  $326,240,064
    Net unrealized
     appreciation/(depreciation)...    (1,542,699)  (18,104,772)   (7,182,842)
    Repurchase agreements, at
      cost.........................    10,281,415    66,508,841    35,898,691
                                     ------------  ------------  ------------
    Total investments at value.....   162,801,090   944,919,723   354,955,913
  Interest and dividends
    receivable.....................     2,869,487    11,394,005     4,868,873
  Receivable for capital shares
    issued.........................            --         7,759            --
  Prepaid expenses and other
    assets.........................        14,879        25,433        17,318
                                     ------------  ------------  ------------
    Total Assets...................   165,685,456   956,346,920   359,842,104
                                     ------------  ------------  ------------
LIABILITIES:
  Payable for capital shares
    redeemed.......................         1,325           250         4,486
  Payable for return of collateral
    received for securities on
    loan...........................    17,170,260   118,434,276    62,437,879
  Payable to investment adviser....        61,034       384,349       138,408
  Payable to administrator.........         2,197        12,330         4,359
  Distribution fees payable
    (Investment Shares)............           642         2,399         2,288
  Accrued expenses and other
    liabilities....................        11,215        44,842         7,928
                                     ------------  ------------  ------------
    Total Liabilities..............    17,246,673   118,878,446    62,595,348
                                     ------------  ------------  ------------
NET ASSETS.........................  $148,438,783  $837,468,474  $297,246,756
                                     ------------  ------------  ------------
                                     ------------  ------------  ------------
NET ASSETS CONSIST OF:
  Paid-in capital..................  $156,745,343  $863,390,449  $305,478,031
  Accumulated undistributed
    (distributions in excess of)
    net investment
    income.........................           913         2,307       (10,960)
  Accumulated undistributed net
    realized gains/(losses) on
    investments sold...............    (1,542,699)  (18,104,772)   (7,182,842)
  Net unrealized
    appreciation/(depreciation) of
    investments....................    (6,764,774)   (7,819,510)   (1,037,473)
                                     ------------  ------------  ------------
TOTAL NET ASSETS...................  $148,438,783  $837,468,474  $297,246,756
                                     ------------  ------------  ------------
                                     ------------  ------------  ------------
INSTITUTIONAL SHARES:
  Net Assets.......................  $143,269,935  $826,027,340  $285,654,536
  Shares Outstanding...............    14,932,042    85,915,483    29,596,012
  Net Assets Value, offering and
    redemption price per share.....  $       9.59  $       9.61  $       9.65
                                     ------------  ------------  ------------
                                     ------------  ------------  ------------
INVESTMENT SHARES:
  Net Assets.......................  $  5,168,848  $ 11,441,134  $ 11,592,220
  Shares Outstanding...............       539,272     1,187,349     1,202,776
  Net Assets Value, offering and
    redemption price per share.....  $       9.58  $       9.64  $       9.64
                                     ------------  ------------  ------------
                                     ------------  ------------  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   Kent Funds

                                  STATEMENTS OF ASSETS AND LIABILITIES
                                  (CONTINUED)
                                  JUNE 30, 1999 (UNAUDITED)

                                                                        MICHIGAN
                                      INTERMEDIATE      TAX-FREE        MUNICIPAL
                                     TAX-FREE FUND     INCOME FUND      BOND FUND
                                     --------------   -------------   -------------
ASSETS:
  Investments:
    Investments at cost............   $305,666,178    $ 121,856,346   $ 116,842,970
    Net unrealized
     appreciation/(depreciation)...      8,757,781        3,475,311       1,337,821
                                     --------------   -------------   -------------
    Total investments at value.....    314,423,959      125,331,657     118,180,791
  Interest and dividends
    receivable.....................      4,838,488        1,726,015       1,418,763
  Prepaid expenses and other
    assets.........................         28,416           17,780           8,146
                                     --------------   -------------   -------------
    Total Assets...................    319,290,863      127,075,452     119,607,700
                                     --------------   -------------   -------------
LIABILITIES:
  Payable for capital shares
    redeemed.......................          3,000               --              --
  Payable for investments
    purchased......................      1,178,712        1,077,500              --
  Payable to investment adviser....        131,700           57,086          44,541
  Payable to administrator.........          4,704            1,859           1,768
  Distribution fees payable
    (Investment Shares)............            911              426             665
  Accrued expenses and other
    liabilities....................             --            6,390              99
                                     --------------   -------------   -------------
    Total Liabilities..............      1,319,027        1,143,261          47,073
                                     --------------   -------------   -------------
NET ASSETS.........................   $317,971,836    $ 125,932,191   $ 119,560,627
                                     --------------   -------------   -------------
                                     --------------   -------------   -------------
NET ASSETS CONSIST OF:
  Paid-in capital..................   $308,963,212    $ 122,270,188   $ 118,079,432
  Accumulated undistributed
    (distributions in excess of)
    net investment income..........        (26,157)          14,354          (5,884)
  Accumulated undistributed net
    realized gains/(losses) on
    investments sold...............      8,757,781        3,475,311       1,337,821
  Net unrealized
    appreciation/(depreciation) of
    investments....................        277,000          172,338         149,258
                                     --------------   -------------   -------------
TOTAL NET ASSETS...................   $317,971,836    $ 125,932,191   $ 119,560,627
                                     --------------   -------------   -------------
                                     --------------   -------------   -------------
INSTITUTIONAL SHARES:
  Net Assets.......................   $313,322,959    $ 123,774,262   $ 114,178,680
  Shares Outstanding...............     30,083,881       11,979,342      11,348,788
  Net Assets Value, offering and
    redemption price per share.....   $      10.41    $       10.33   $       10.06
                                     --------------   -------------   -------------
                                     --------------   -------------   -------------
INVESTMENT SHARES:
  Net Assets.......................   $  4,648,877    $   2,157,929   $   5,381,947
  Shares Outstanding...............        446,290          208,380         535,570
  Net Assets Value, offering and
    redemption price per share.....   $      10.42    $       10.36   $       10.05
                                     --------------   -------------   -------------
                                     --------------   -------------   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   Kent Funds

                                  STATEMENTS OF ASSETS AND LIABILITIES
                                  (CONTINUED)
                                  JUNE 30, 1999 (UNAUDITED)

                                                     MICHIGAN
                                                    MUNICIPAL     GOVERNMENT
                                     MONEY MARKET  MONEY MARKET  MONEY MARKET
                                         FUND          FUND          FUND
                                     ------------  ------------  ------------
ASSETS:
  Investments:
    Investments at amortized
      cost.........................  $640,939,795  $324,338,202  $159,395,133
    Repurchase agreements, at cost
      ($0; $0; $38,000,000,
      respectively)................           --            --    38,000,000
                                     ------------  ------------  ------------
    Total investments at amortized
      cost.........................  $640,939,795  $324,338,202  $197,395,133
  Interest and dividends
    receivable.....................    3,916,920     2,282,803       440,230
  Prepaid expenses and other
    assets.........................       25,223         8,366        16,478
                                     ------------  ------------  ------------
    Total Assets...................  644,881,938   326,629,371   197,851,841
                                     ------------  ------------  ------------
LIABILITIES:
  Custodian payable................      189,040         4,029            --
  Dividends payable................    2,406,746       762,281       722,459
  Payable for investments
    purchased......................           --    10,059,310            --
  Payable to investment adviser....      215,339       109,065        32,355
  Payable to administrator.........        5,925         2,578         1,887
  Accrued expenses and other
    liabilities....................       54,599        22,520         9,087
                                     ------------  ------------  ------------
    Total Liabilities..............    2,871,649    10,959,783       765,788
                                     ------------  ------------  ------------
NET ASSETS.........................  $642,010,289  $315,669,588  $197,086,053
                                     ------------  ------------  ------------
                                     ------------  ------------  ------------
NET ASSETS CONSIST OF:
  Paid-in capital..................  $642,002,452  $315,679,392  $197,084,605
  Accumulated undistributed
    (distributions in excess of)
    net investment
    income.........................       13,072           781         2,214
  Accumulated undistributed net
    realized gains/(losses) on
    investments
    sold...........................       (5,235 )     (10,596 )        (766 )
                                     ------------  ------------  ------------
TOTAL NET ASSETS...................  $642,010,289  $315,669,577  $197,086,053
                                     ------------  ------------  ------------
                                     ------------  ------------  ------------
INSTITUTIONAL SHARES:
  Net Assets.......................  $640,209,323  $314,918,392  $196,953,210
  Shares Outstanding...............  640,207,512   314,905,911   196,953,971
  Net Assets Value, offering and
    redemption price per share.....  $      1.00   $      1.00   $      1.00
                                     ------------  ------------  ------------
                                     ------------  ------------  ------------
INVESTMENT SHARES:
  Net Assets.......................  $ 1,800,966   $   751,185   $   132,843
  Shares Outstanding...............    1,801,193       751,163       132,843
  Net Assets Value, offering and
    redemption price per share.....  $      1.00   $      1.00   $      1.00
                                     ------------  ------------  ------------
                                     ------------  ------------  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   Kent Funds

                                  STATEMENTS OF OPERATIONS
                                  FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                  (UNAUDITED)

                                 GROWTH AND   SMALL COMPANY    INTERNATIONAL     INDEX
                                INCOME FUND    GROWTH FUND     GROWTH FUND    EQUITY FUND
                                ------------  --------------   ------------   ------------
INVESTMENT INCOME:
  Dividends...................  $  7,250,476    $ 3,902,115    $ 6,698,075    $  5,763,574
  Interest....................        13,293         60,152         45,080           9,728
  Less: Net foreign taxes
    withheld..................        (4,271)        (1,836)      (467,098)         (7,527)
                                ------------  --------------   ------------   ------------
    Total Investment Income...     7,259,498      3,960,431      6,276,057       5,765,775
                                ------------  --------------   ------------   ------------
EXPENSES:
  Investment advisory fees....     3,232,731      2,404,746      1,957,314       1,262,087
  Administration fees.........       830,934        617,840        469,518         756,706
  Distribution fees
    (Investment Shares).......        65,277         27,496         15,295          50,112
  Fund accounting fees........        75,596         66,906         59,175          74,937
  Custodian fees..............         5,870         14,887        108,625          16,339
  Transfer agent fees.........        85,453         81,639         60,146          85,913
  Other expenses..............        61,868         64,153         41,828          56,833
                                ------------  --------------   ------------   ------------
    Total expenses before
      waivers.................     4,357,729      3,277,667      2,711,901       2,302,927
    Less: expenses voluntarily
      waived..................       (46,180)       (34,352)       (26,096)       (525,793)
                                ------------  --------------   ------------   ------------
    Net Expenses..............     4,311,549      3,243,315      2,685,805       1,777,134
                                ------------  --------------   ------------   ------------
NET INVESTMENT INCOME.........     2,947,949        717,116      3,590,252       3,988,641
                                ------------  --------------   ------------   ------------
NET REALIZED AND UNREALIZED
  GAINS/(LOSSES) ON
  INVESTMENTS:
  Net realized gains/(losses)
    on investments and foreign
    currency transactions.....    20,047,058     (7,765,031)     5,032,129       8,673,989
  Net realized gains/(losses)
    on futures contracts......     1,929,795      2,625,773             --         451,907
  Net change in unrealized
   appreciation/(depreciation)
    of investments and
    translation of assets and
    liabilities in foreign
    currencies................    75,774,854     64,322,376     17,147,622      85,427,463
                                ------------  --------------   ------------   ------------
NET REALIZED AND UNREALIZED
  GAINS/(LOSSES) ON
  INVESTMENTS.................    97,751,707     59,183,118     22,259,828      94,553,359
                                ------------  --------------   ------------   ------------
NET INCREASE/(DECREASE) IN NET
  ASSETS
  RESULTING FROM OPERATIONS...  $100,699,656    $59,900,234    $25,770,003    $ 98,542,000
                                ------------  --------------   ------------   ------------
                                ------------  --------------   ------------   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   Kent Funds

                                  FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                  (UNAUDITED)

                                     SHORT TERM   INTERMEDIATE
                                      BOND FUND    BOND FUND    INCOME FUND
                                     -----------  ------------  ------------
INVESTMENT INCOME:
  Interest.........................  $ 4,573,753  $ 27,794,944  $  8,689,572
  Dividends........................       91,253       623,274       139,555
                                     -----------  ------------  ------------
    Total Investment Income........    4,665,006    28,418,218     8,829,127
                                     -----------  ------------  ------------
EXPENSES:
  Investment advisory fees.........      370,821     2,407,730       760,230
  Administration fees..............      133,421       787,778       228,039
  Distribution fees (Investment
    Shares)........................        6,861        15,069        13,190
  Fund accounting fees.............       13,453        70,253        22,847
  Custodian fees...................          168           821           659
  Transfer agent fees..............       23,688        42,644        22,059
  Other expenses...................       20,607        72,031        30,746
                                     -----------  ------------  ------------
    Total expenses before
      waivers......................      569,019     3,396,326     1,077,770
    Less: expenses voluntarily
      waived.......................      (10,161)      (43,774)      (12,670)
                                     -----------  ------------  ------------
    Net Expenses...................      558,858     3,352,552     1,065,100
                                     -----------  ------------  ------------
NET INVESTMENT INCOME..............    4,106,148    25,065,666     7,764,027
                                     -----------  ------------  ------------
NET REALIZED AND UNREALIZED
  GAINS/(LOSSES) ON
  INVESTMENTS:
  Net realized gains/(losses) on
    investments sold...............       31,262    (3,074,005)     (952,049)
  Net change in unrealized
    appreciation/(depreciation) of
    investments....................   (2,819,116)  (37,024,548)  (15,830,175)
                                     -----------  ------------  ------------
NET REALIZED AND UNREALIZED
  GAINS/(LOSSES) ON
  INVESTMENTS......................   (2,787,854)  (40,098,553)  (16,782,224)
                                     -----------  ------------  ------------
NET INCREASE/(DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.......................  $ 1,318,294  $(15,032,887) $ (9,018,197)
                                     -----------  ------------  ------------
                                     -----------  ------------  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   Kent Funds

                                  FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                  (UNAUDITED)

                                     INTERMEDIATE                    MICHIGAN
                                      TAX-FREE       TAX-FREE       MUNICIPAL
                                        FUND       INCOME FUND      BOND FUND
                                     -----------  --------------   ------------
INVESTMENT INCOME:
  Interest.........................  $7,390,179     $ 3,122,506    $ 2,751,781
  Dividends........................      90,686          41,747         37,330
                                     -----------  --------------   ------------
    Total Investment Income........   7,480,865       3,164,253      2,789,111
                                     -----------  --------------   ------------
EXPENSES:
  Investment advisory fees.........     766,973         346,119        269,170
  Administration fees..............     275,431         113,254        107,623
  Distribution fees (Investment
    Shares)........................       5,161           2,444          6,903
  Fund accounting fees.............      30,713          15,001         14,954
  Custodian fees...................       1,087              --            466
  Transfer agent fees..............      19,379          17,063         16,554
  Other expenses...................      38,817          26,587         14,843
                                     -----------  --------------   ------------
    Total expenses before
      waivers......................   1,137,561         520,468        430,513
    Less: expenses voluntarily
      waived.......................     (15,339 )        (6,293)        (8,742)
                                     -----------  --------------   ------------
    Net Expenses...................   1,122,222         514,175        421,771
                                     -----------  --------------   ------------
NET INVESTMENT INCOME..............   6,358,643       2,650,078      2,367,340
                                     -----------  --------------   ------------
NET REALIZED AND UNREALIZED
  GAINS/(LOSSES) ON
  INVESTMENTS:
  Net realized gains/(losses) on
    investments sold...............     275,512         171,350        149,258
  Net change in unrealized
    appreciation/(depreciation) of
    investments....................  (9,506,051 )    (5,068,371)    (2,572,780)
                                     -----------  --------------   ------------
NET REALIZED AND UNREALIZED
  GAINS/(LOSSES) ON
  INVESTMENTS......................  (9,230,539 )    (4,897,021)    (2,423,522)
                                     -----------  --------------   ------------
NET INCREASE/(DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.......................  $(2,871,896)   $(2,246,943)   $   (56,182)
                                     -----------  --------------   ------------
                                     -----------  --------------   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   Kent Funds

                                  FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                  (UNAUDITED)

                                                       MICHIGAN
                                                       MUNICIPAL      GOVERNMENT
                                     MONEY MARKET    MONEY MARKET    MONEY MARKET
                                         FUND            FUND            FUND
                                     -------------   -------------   -------------
INVESTMENT INCOME:
  Interest.........................   $15,600,802      $4,979,654      $4,111,799
  Dividends........................     1,552,997          92,425         270,527
                                     -------------   -------------   -------------
    Total Investment Income........    17,153,799       5,072,079       4,382,326
                                     -------------   -------------   -------------
EXPENSES:
  Investment advisory fees.........     1,360,678         629,970         359,466
  Administration fees..............       612,297         283,213         161,679
  Fund accounting fees.............        52,921          25,704          14,406
  Custodian fees...................         5,443           2,092           2,330
  Transfer agent fees..............        32,171          16,388          15,882
  Other expenses...................        80,490          28,212          29,066
                                     -------------   -------------   -------------
    Total expenses before
      waivers......................     2,144,647         985,579         582,829
    Less: expenses voluntarily
      waived.......................      (289,907)       (149,643)       (247,777)
                                     -------------   -------------   -------------
    Net Expenses...................     1,854,740         835,936         335,052
                                     -------------   -------------   -------------
NET INVESTMENT INCOME..............    15,299,059       4,236,143       4,047,274
                                     -------------   -------------   -------------
NET REALIZED GAINS/(LOSSES) ON
  INVESTMENTS......................          (162)             --              --
                                     -------------   -------------   -------------
NET INCREASE/(DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.......................   $15,298,897      $4,236,143      $4,047,274
                                     -------------   -------------   -------------
                                     -------------   -------------   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   Kent Funds

                                  STATEMENTS OF CHANGES IN NET ASSETS

                                                                             SMALL COMPANY
                                     GROWTH AND INCOME FUND                   GROWTH FUND
                                --------------------------------   ----------------------------------
                                  SIX MONTHS                         SIX MONTHS
                                    ENDED          YEAR ENDED           ENDED           YEAR ENDED
                                JUNE 30, 1999     DECEMBER 31,      JUNE 30, 1999      DECEMBER 31,
                                 (UNAUDITED)          1998           (UNAUDITED)           1998
                                --------------------------------   ----------------------------------

NET ASSETS AT BEGINNING OF
  PERIOD......................  $  878,285,832    $  733,315,634   $   783,790,477     $  742,781,688
                                --------------  ----------------   ---------------   ----------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS:
  Net investment income.......       2,947,949         5,881,760           717,116          1,303,294
  Net realized gains/(losses)
    on investment and foreign
    currency transactions.....      20,047,058        25,901,332        (7,765,031)        56,249,334
  Net realized gains/(losses)
    on futures contracts......       1,929,795         3,481,810         2,625,773          3,370,391
  Net change in unrealized
   appreciation/(depreciation)
    of
    investments and
    translation of assets and
    liabilities in
    foreign currencies........      75,774,854       164,789,723        64,322,376        (99,658,205)
                                --------------  ----------------   ---------------   ----------------
  Net increase/(decrease) in
    net assets resulting from
    operations................     100,699,656       200,054,625        59,900,234        (38,735,186)
                                --------------  ----------------   ---------------   ----------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
INSTITUTIONAL:
  Net investment income.......      (2,280,724)       (5,717,209)         (744,588)        (1,316,803)
  In excess of net investment
    income....................              --          (497,079)               --                 --
  Net realized gains on
    investments...............     (12,373,781)      (67,102,370)      (15,592,345)       (78,853,710)
                                --------------  ----------------   ---------------   ----------------
    Total dividends and
      distributions --
      Institutional Shares....     (14,654,505)      (73,316,658)      (16,336,933)       (80,170,513)
                                --------------  ----------------   ---------------   ----------------
INVESTMENT:
  Net investment income.......         (73,340)         (214,560)               --                 --
  In excess of net investment
    income....................              --           (46,210)               --                 --
  Net realized gains on
    investments...............        (775,701)       (3,959,835)         (486,419)        (2,576,664)
                                --------------  ----------------   ---------------   ----------------
    Total dividends and
      distributions --
      Investment Shares.......        (849,041)       (4,220,605)         (486,419)        (2,576,664)
                                --------------  ----------------   ---------------   ----------------
    Total dividends and
      distributions to
      shareholders............     (15,503,546)      (77,537,263)      (16,823,352)       (82,747,177)
                                --------------  ----------------   ---------------   ----------------
NET INCREASE/(DECREASE) FROM
  CAPITAL TRANSACTIONS........      40,657,591        22,452,836      (132,902,806)       162,491,152
                                --------------  ----------------   ---------------   ----------------
  Net increase/(decrease) in
    net assets................     125,853,701       144,970,198       (89,825,924)        41,008,789
                                --------------  ----------------   ---------------   ----------------
NET ASSETS AT END OF PERIOD...  $1,004,139,533    $  878,285,832   $   693,964,553     $  783,790,477
                                --------------  ----------------   ---------------   ----------------
                                --------------  ----------------   ---------------   ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   Kent Funds

                                  (CONTINUED)
                                  STATEMENTS OF CHANGES IN NET ASSETS

                                    INTERNATIONAL GROWTH FUND               INDEX EQUITY FUND
                                ---------------------------------   ---------------------------------
                                  SIX MONTHS                          SIX MONTHS
                                    ENDED           YEAR ENDED          ENDED           YEAR ENDED
                                JUNE 30, 1999      DECEMBER 31,     JUNE 30, 1999      DECEMBER 31,
                                 (UNAUDITED)           1998          (UNAUDITED)           1998
                                ---------------------------------   ---------------------------------

NET ASSETS AT BEGINNING OF
  PERIOD......................   $ 540,889,186     $  502,378,709    $ 809,351,352     $  618,163,526
                                --------------   ----------------   --------------   ----------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS:
  Net investment income.......       3,590,252          4,592,271        3,988,641          7,736,080
  Net realized gains/(losses)
    on investments and foreign
    currency transactions.....       5,032,129         65,343,795        8,673,989          2,640,102
  Net realized gains/(losses)
    on futures contracts......              --                 --          451,907            226,836
  Net change in unrealized
   appreciation/(depreciation)
    of
    investments and
    translation of assets and
    liabilities in
    foreign currencies........      17,147,622         19,020,408       85,427,463        168,607,691
                                --------------   ----------------   --------------   ----------------
  Net increase/(decrease) in
    net assets resulting from
    operations................      25,770,003         88,956,474       98,542,000        179,210,709
                                --------------   ----------------   --------------   ----------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
INSTITUTIONAL:
  Net investment income.......      (1,350,534)        (2,352,718)      (3,580,459)        (7,447,316)
  In excess of net investment
    income....................              --         (3,928,519)              --             (5,750)
  Net realized gains on
    investments...............     (20,356,350)       (43,820,789)      (3,143,377)        (1,228,000)
                                --------------   ----------------   --------------   ----------------
    Total dividends and
      distributions --
      Institutional Shares....     (21,706,884)       (50,102,026)      (6,723,836)        (8,681,066)
                                --------------   ----------------   --------------   ----------------
INVESTMENT:
  Net investment income.......         (28,858)                --         (129,436)          (284,041)
  In excess of net investment
    income....................              --           (144,473)              --             (7,182)
  Net realized gains on
    investments...............        (474,091)        (1,024,896)        (153,979)           (61,833)
                                --------------   ----------------   --------------   ----------------
    Total dividends and
      distributions --
      Investment Shares.......        (502,949)        (1,169,369)        (283,415)          (353,056)
                                --------------   ----------------   --------------   ----------------
    Total dividends and
      distributions to
      shareholders............     (22,209,833)       (51,271,395)      (7,007,251)        (9,034,122)
                                --------------   ----------------   --------------   ----------------
NET INCREASE/(DECREASE) FROM
  CAPITAL TRANSACTIONS........     (20,253,069)           825,398        4,535,560         21,011,239
                                --------------   ----------------   --------------   ----------------
  Net increase/(decrease) in
    net assets................     (16,692,899)        38,510,477       96,070,309        191,187,826
                                --------------   ----------------   --------------   ----------------
NET ASSETS AT END OF PERIOD...   $ 524,196,287     $  540,889,186    $ 905,421,661     $  809,351,352
                                --------------   ----------------   --------------   ----------------
                                --------------   ----------------   --------------   ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   Kent Funds

                                  (CONTINUED)
                                  STATEMENTS OF CHANGES IN NET ASSETS

                              SHORT TERM BOND FUND          INTERMEDIATE BOND FUND               INCOME FUND
                          -----------------------------  -----------------------------  -----------------------------
                            SIX MONTHS                     SIX MONTHS                     SIX MONTHS
                              ENDED        YEAR ENDED        ENDED        YEAR ENDED        ENDED        YEAR ENDED
                          JUNE 30, 1999   DECEMBER 31,   JUNE 30, 1999   DECEMBER 31,   JUNE 30, 1999   DECEMBER 31,
                           (UNAUDITED)        1998        (UNAUDITED)        1998        (UNAUDITED)        1998
                          -----------------------------  -----------------------------  -----------------------------

NET ASSETS AT BEGINNING
  OF PERIOD.............. $  145,355,056  $ 147,171,664  $  897,892,875  $ 769,711,501  $  241,646,346  $ 235,388,305
                          --------------  -------------  --------------  -------------  --------------  -------------
INCREASE IN NET ASSETS
  RESULTING FROM
  OPERATIONS:
  Net investment
    income...............      4,106,148      7,990,388      25,065,666     45,554,802       7,764,027     15,411,966
  Net realized
    gains/(losses) on
    investments sold.....         31,262        (96,072)     (3,074,005)     5,947,686        (952,049)     5,514,294
  Net change in
    unrealized
    appreciation/(depreciation)
    of investments.......     (2,819,116)       489,306     (37,024,548)     5,377,857     (15,830,175)     1,312,791
                          --------------  -------------  --------------  -------------  --------------  -------------
  Net increase/(decrease)
    in net assets
    resulting from
    operations...........      1,318,294      8,383,622     (15,032,887)    56,880,345      (9,018,197)    22,239,051
                          --------------  -------------  --------------  -------------  --------------  -------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
INSTITUTIONAL:
  Net investment
    income...............     (3,958,091)    (7,612,645)    (24,974,762)   (45,070,559)     (7,461,183)   (14,910,611)
  In excess of net
    investment income....             --             --              --             --              --         (2,725)
  Net realized gains on
    investments..........             --             --              --             --        (278,297)    (5,347,331)
                          --------------  -------------  --------------  -------------  --------------  -------------
    Total dividends and
      distributions --
      Institutional
      Shares.............     (3,958,091)    (7,612,645)    (24,974,762)   (45,070,559)     (7,739,480)   (20,260,667)
                          --------------  -------------  --------------  -------------  --------------  -------------
INVESTMENT:
  Net investment
    income...............       (145,709)      (364,391)       (332,666)      (541,970)       (307,194)      (514,425)
  In excess of net
    investment income....             --        (17,935)             --             --              --        (23,412)
  Net realized gains on
    investments..........             --             --              --             --         (12,034)      (239,521)
                          --------------  -------------  --------------  -------------  --------------  -------------
    Total dividends and
      distributions --
      Investment
      Shares.............       (145,709)      (382,326)       (332,666)      (541,970)       (319,228)      (777,358)
                          --------------  -------------  --------------  -------------  --------------  -------------
    Total dividends and
      distributions to
      shareholders.......     (4,103,800)    (7,994,971)    (25,307,428)   (45,612,529)     (8,058,708)   (21,038,025)
                          --------------  -------------  --------------  -------------  --------------  -------------
NET INCREASE/(DECREASE)
  FROM CAPITAL
  TRANSACTIONS...........      5,869,233     (2,205,259)    (20,084,086)   116,913,558      72,677,315      5,057,015
                          --------------  -------------  --------------  -------------  --------------  -------------
  Net increase/(decrease)
    in net assets........      3,083,727     (1,816,608)    (60,424,401)   128,181,374      55,600,410      6,258,041
                          --------------  -------------  --------------  -------------  --------------  -------------
NET ASSETS AT END OF
  PERIOD................. $  148,438,783  $ 145,355,056  $  837,468,474  $ 897,892,875  $  297,246,756  $ 241,646,346
                          --------------  -------------  --------------  -------------  --------------  -------------
                          --------------  -------------  --------------  -------------  --------------  -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   Kent Funds

                                  (CONTINUED)
                                  STATEMENTS OF CHANGES IN NET ASSETS

                                  INTERMEDIATE                     TAX-FREE                  MICHIGAN MUNICIPAL
                                  TAX-FREE FUND                   INCOME FUND                     BOND FUND
                          -----------------------------  -----------------------------  -----------------------------
                            SIX MONTHS                     SIX MONTHS                     SIX MONTHS
                              ENDED        YEAR ENDED        ENDED        YEAR ENDED        ENDED        YEAR ENDED
                          JUNE 30, 1999   DECEMBER 31,   JUNE 30, 1999   DECEMBER 31,   JUNE 30, 1999   DECEMBER 31,
                           (UNAUDITED)        1998        (UNAUDITED)        1998        (UNAUDITED)        1998
                          -----------------------------  -----------------------------  -----------------------------

NET ASSETS AT BEGINNING
  OF PERIOD.............. $  300,521,904  $ 279,175,752  $  130,170,230  $ 118,364,159  $  123,902,863  $ 116,148,299
                          --------------  -------------  --------------  -------------  --------------  -------------
INCREASE IN NET ASSETS
  RESULTING FROM
  OPERATIONS:
  Net investment
    income...............      6,358,643     12,057,430       2,650,078      5,194,579       2,367,340      4,950,765
  Net realized
    gains/(losses) on
    investments sold.....        275,512      1,069,994         171,350        628,871         149,258        174,981
  Net change in
    unrealized
    appreciation/(depreciation)
    of investments.......     (9,506,051)     1,761,120      (5,068,371)     1,185,845      (2,572,780)       568,378
                          --------------  -------------  --------------  -------------  --------------  -------------
  Net increase/(decrease)
    in net assets
    resulting from
    operations...........     (2,871,896)    14,888,544      (2,246,943)     7,009,295         (56,182)     5,694,124
                          --------------  -------------  --------------  -------------  --------------  -------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
INSTITUTIONAL:
  Net investment
    income...............     (6,308,886)   (11,933,893)     (2,597,168)    (5,118,923)     (2,287,671)    (4,809,973)
  In excess of net
    investment income....             --       (738,103)             --             --              --             --
  Net realized gains on
    investments..........       (297,655)            --        (108,848)      (600,924)             --        (80,492)
                          --------------  -------------  --------------  -------------  --------------  -------------
    Total dividends and
      distributions --
      Institutional
      Shares.............     (6,606,541)   (12,671,996)     (2,706,016)    (5,719,847)     (2,287,671)    (4,890,465)
                          --------------  -------------  --------------  -------------  --------------  -------------
INVESTMENT:
  Net investment
    income...............        (80,296)      (149,636)        (38,970)       (73,875)       (105,719)      (182,181)
  In excess of net
    investment income....             --        (10,299)             --             --              --             --
  Net realized gains on
    investments..........         (3,898)            --          (1,661)        (8,888)             --         (4,050)
                          --------------  -------------  --------------  -------------  --------------  -------------
    Total dividends and
      distributions --
      Investment
      Shares.............        (84,194)      (159,935)        (40,631)       (82,763)       (105,719)      (186,231)
                          --------------  -------------  --------------  -------------  --------------  -------------
    Total dividends and
      distributions to
      shareholders.......     (6,690,735)   (12,831,931)     (2,746,647)    (5,802,610)     (2,393,390)    (5,076,696)
                          --------------  -------------  --------------  -------------  --------------  -------------
NET INCREASE/(DECREASE)
  FROM CAPITAL
  TRANSACTIONS...........     27,012,563     19,289,539         755,551     10,599,386      (1,892,664)     7,137,136
                          --------------  -------------  --------------  -------------  --------------  -------------
  Net increase/(decrease)
    in net assets........     17,449,932     21,346,152      (4,238,039)    11,806,071      (4,342,236)     7,754,564
                          --------------  -------------  --------------  -------------  --------------  -------------
NET ASSETS AT END OF
  PERIOD................. $  317,971,836  $ 300,521,904  $  125,932,191  $ 130,170,230  $  119,560,627  $ 123,902,863
                          --------------  -------------  --------------  -------------  --------------  -------------
                          --------------  -------------  --------------  -------------  --------------  -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   Kent Funds

                                  (CONTINUED)
                                  STATEMENTS OF CHANGES IN NET ASSETS

                                                              MICHIGAN MUNICIPAL                 GOVERNMENT
                                MONEY MARKET FUND              MONEY MARKET FUND              MONEY MARKET FUND
                          -----------------------------  -----------------------------  -----------------------------
                            SIX MONTHS                     SIX MONTHS                     SIX MONTHS
                              ENDED        YEAR ENDED        ENDED        YEAR ENDED        ENDED        YEAR ENDED
                          JUNE 30, 1999   DECEMBER 31,   JUNE 30, 1999   DECEMBER 31,   JUNE 30, 1999   DECEMBER 31,
                           (UNAUDITED)        1998        (UNAUDITED)        1998        (UNAUDITED)        1998
                          -----------------------------  -----------------------------  -----------------------------

NET ASSETS AT BEGINNING
  OF PERIOD.............. $  697,127,619  $ 475,557,215  $  323,617,493  $ 211,971,193  $  167,015,544  $  94,626,461
                          --------------  -------------  --------------  -------------  --------------  -------------
INCREASE IN NET ASSETS
  RESULTING FROM
  OPERATIONS:
  Net investment
    income...............     15,299,059     28,254,914       4,236,143      9,607,143       4,047,274      5,863,503
  Net realized
    gains/(losses) on
    investments..........           (162)        (3,030)             --          1,873              --           (766)
                          --------------  -------------  --------------  -------------  --------------  -------------
  Net increase/(decrease)
    in net assets
    resulting from
    operations...........     15,298,897     28,251,884       4,236,143      9,609,016       4,047,274      5,862,737
                          --------------  -------------  --------------  -------------  --------------  -------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
INSTITUTIONAL:
  Net investment
    income...............    (15,253,657)   (28,105,841)     (4,226,582)    (9,596,573)     (4,044,581)    (5,861,605)
                          --------------  -------------  --------------  -------------  --------------  -------------
    Total dividends and
      distributions --
      Institutional
      Shares.............    (15,253,657)   (28,105,841)     (4,226,582)    (9,596,573)     (4,044,581)    (5,861,605)
                          --------------  -------------  --------------  -------------  --------------  -------------
INVESTMENT:
  Net investment
    income...............        (45,402)      (149,073)         (9,561)       (10,570)         (2,692)        (1,898)
                          --------------  -------------  --------------  -------------  --------------  -------------
    Total dividends and
      distributions --
      Investment
      Shares.............        (45,402)      (149,073)         (9,561)       (10,570)         (2,692)        (1,898)
                          --------------  -------------  --------------  -------------  --------------  -------------
    Total dividends and
      distributions to
      shareholders.......    (15,299,059)   (28,254,914)     (4,236,143)    (9,607,143)     (4,047,273)    (5,863,503)
                          --------------  -------------  --------------  -------------  --------------  -------------
NET INCREASE/(DECREASE)
  FROM CAPITAL
  TRANSACTIONS...........    (55,117,168)   221,573,434      (7,947,916)   111,644,427      30,070,508     72,389,849
                          --------------  -------------  --------------  -------------  --------------  -------------
  Net increase/(decrease)
    in net assets........    (55,117,330)   221,570,404      (7,947,916)   111,646,300      30,070,509     72,389,083
                          --------------  -------------  --------------  -------------  --------------  -------------
NET ASSETS AT END OF
  PERIOD................. $  642,010,289  $ 697,127,619  $  315,669,577  $ 323,617,493  $  197,086,053  $ 167,015,544
                          --------------  -------------  --------------  -------------  --------------  -------------
                          --------------  -------------  --------------  -------------  --------------  -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                   Kent Funds

                                  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  ORGANIZATION

  The Kent Funds (the "Trust") was organized as a Massachusetts business trust on May 9, 1986 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of the date of this report, the Trust offered thirteen managed investment funds. The accompanying financial statements and financial highlights are those of the following: Kent Growth and Income Fund, Kent Small Company Growth Fund, Kent International Growth Fund, Kent Index Equity Fund, Kent Short Term Bond Fund, Kent Intermediate Bond Fund, Kent Income Fund, Kent Intermediate Tax-Free Fund, Kent Tax-Free Income Fund, Kent Michigan Municipal Bond Fund, Kent Money Market Fund, Kent Michigan Municipal Money Market Fund and Kent Government Money Market Fund (individually, a "Fund" and collectively, the "Funds").

  The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest without par value and it allows for the creation of one or more classes of shares within each series.

  The Trust may issue more than one series of shares investing in Funds of securities. The Trust currently issues thirteen series of shares with two separate classes in each series: Investment Shares and Institutional Shares. Each share in each series or class has identical voting, dividend, liquidation and other rights, except in matters affecting only a particular series or class, in which case only shares of the affected series or class are entitled to vote.

  The investment objectives of the Funds are as follows:

  GROWTH AND INCOME FUND -- To seek long-term capital growth with current income as a secondary objective.

  SMALL COMPANY GROWTH FUND -- To seek long-term capital appreciation.

  INTERNATIONAL GROWTH FUND -- To seek long-term growth of capital.

  INDEX EQUITY FUND -- To seek long-term capital appreciation with current income as a secondary objective.

  SHORT TERM BOND FUND -- To seek current income.

  INTERMEDIATE BOND FUND -- To seek current income.

  INCOME FUND -- To seek current income.

  INTERMEDIATE TAX-FREE FUND -- To seek current income that is exempt from federal income tax.

  TAX-FREE INCOME FUND -- To seek current income that is exempt from federal income tax.

  MICHIGAN MUNICIPAL BOND FUND -- To seek current income that is exempt from federal income tax and Michigan personal income tax.

  MONEY MARKET FUND -- To seek current income.

  MICHIGAN MUNICIPAL MONEY MARKET FUND -- To seek current income that is exempt from federal income tax and Michigan personal income tax.

  GOVERNMENT MONEY MARKET FUND -- To seek current income.

2.  SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual amounts could differ from those estimates.

SECURITY VALUATION: Securities in the Money Market Fund, Michigan Municipal Money Market Fund and Government Money Market Fund (the "Money Market Funds") are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing a Fund security initially at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost.

  In the Short Term Bond Fund, Intermediate Bond Fund, Income Fund, Intermediate Tax-Free Fund, Tax-Free Income Fund and Michigan Municipal Bond Fund, corporate debt securities, municipal securities and debt securities of the U.S. government and its agencies (other than short-term investments maturing in 60 days or less) are valued on the basis of valuations provided by dealers or by an independent pricing service selected by Lyon Street and approved by the Board of Trustees. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

  The Growth and Income Fund, Small Company Growth Fund, International Growth Fund and the Index Equity Fund value listed securities at the last sales price on the principal exchange where such securities are traded. Listed securities for which last sales prices are not available are valued at the last

                   Kent Funds

                                  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                  (CONTINUED)

bid price. Unlisted securities are valued at the mean of the current bid and asked prices in the principal market where such securities trade. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

REPURCHASE AGREEMENTS: Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreement"). The Trust's custodian and other banks acting in a sub-custodian capacity, take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of the default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

FOREIGN CURRENCY TRANSLATION: Investments and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Realized gains and losses on foreign investments and foreign income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

  Foreign currency-denominated receivables and payables are "marked-to-market" using the current exchange rate. The fluctuation between the original exchange rate and the current exchange rate is recorded as unrealized currency gain or loss. Upon receipt of payment, a Fund realizes a gain or loss on foreign currency amounting to the difference between the original value and the ending value of the receivable or payable.

FUTURES CONTRACTS: The Funds (except for the Money Market Funds) may invest in futures contracts. This investment involves, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular classes of instruments. Risks include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates. Risks may also arise if there is an illiquid secondary market for the instruments or due to the inability of counterparties to perform under the terms of the contract.

  Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received daily by the Fund based on the change in the market value of the position are recorded as a realized gain or loss.

  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

  To the extent that a Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index or group of securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount ("initial margin") equal to a certain percentage of the contract value with a broker. Subsequent payments ("variation margin") equal to changes in the daily settlement price or last sale on the exchanges where they trade are paid or received each day and are recorded as a gain or loss on futures contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The International Growth Fund may enter into forward foreign currency exchange contracts. The purpose of these contracts is to hedge against fluctuation in the value of the underlying currency of certain Fund investments. A forward foreign currency exchange contract is an agreement to purchase or sell a specified currency at a specified price on a future date. Risks associated with the contract include changes in the value of the foreign currency relative to the U.S. dollar and/or the counterparty's potential inability to perform under the contract.

  The forward foreign currency exchange contracts are valued daily using the current exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Realized gains or losses are recognized when entering a closing or offsetting forward foreign currency exchange contracts with the same settlement date and broker.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS: Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby, involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. The Funds segregate cash

                   Kent Funds

                                  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                  (CONTINUED)

and marketable securities at least equal in value to commitments for when-issued securities. Securities purchased on a when-issued basis do not earn income until settlement date.
SECURITIES LENDING: To generate additional income, each Fund may lend portfolio securities valued up to 33 1/3% of a Fund's total assets, pursuant to agreements requiring that the loan be continuously secured by cash, U.S. Government or U.S. Government Agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities lent. The Funds continue to earn interest on securities lent while simultaneously seeking to earn interest on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities lent.

  When cash is received as collateral for securities loaned, the Funds may invest such cash in short-term U.S. Government securities, repurchase agreements, or other securities with maturities equal to or less than maturity date of the applicable lending transaction. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan. In addition, the short-term securities purchased with the cash collateral are included in the accompanying schedules of investments. Fixed income securities received as collateral are not recorded as an asset or liability of the Fund because the Fund does not have effective control of such securities.

  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Investment Adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Investment Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of June 30, 1999, the following Funds had securities with the following market values on loan (amounts in thousands):

                                                          MARKET
                                            MARKET        VALUE
                                           VALUE OF     OF LOANED
                                          COLLATERAL    SECURITIES
                                          -----------   ----------
Growth and Income Fund..................    $  15,048    $  14,764
Small Company Growth Fund...............    $  46,364    $  46,094
International Growth Fund...............    $  49,824    $  46,680
Index Equity Fund.......................    $  21,878    $  21,496
Short Term Bond Fund....................    $  17,169    $  16,838

                                                          MARKET
                                            MARKET        VALUE
                                           VALUE OF     OF LOANED
                                          COLLATERAL    SECURITIES
                                          -----------   ----------
Intermediate Bond Fund..................    $ 118,486    $ 115,974
Income Fund.............................    $  62,434    $  61,261

  The loaned securities were fully collateralized by cash, corporate notes and bonds and U.S. Government securities as of June 30, 1999.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  The International Growth Fund, upon the purchase or sale of a security denominated in a foreign currency, may enter into foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction to hedge the Fund against currency fluctuations during the settlement period. In such cases, the Fund has not realized currency gains or losses between the trade and settlement dates on these security transactions.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Money Market Fund, Michigan Municipal Money Market Fund and Government Money Market Fund declare dividends daily from net investment income and pay such dividends monthly. The other Funds declare and distribute dividends from net investment income monthly, with the exception of the International Growth Fund, which declares and pays dividends annually. Net realized capital gains, if any, are distributed at least annually.

  The amounts of income and capital gains to be distributed are determined in accordance with income tax regulations. Such amounts may vary from income and capital gains recognized in accordance with generally accepted accounting principles.

FEDERAL INCOME TAXES: For federal income tax purposes, each Fund is treated as a separate entity for the purpose of determining its qualification as a regulated investment company under the Internal Revenue Code (the "Code"). It is the policy of each Fund to meet the requirements of the Code applicable to regulated investment companies, including the requirement that it distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends

                   Kent Funds

                                  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                  (CONTINUED)

have been paid or provided for in accordance with the applicable country's tax rules and rates.

EXPENSES: Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one series of the Trust are allocated among the respective series based upon relative net assets or another appropriate basis. In addition, investors in Investment Shares will pay the expenses directly attributable to the Investment Shares as a class, and investors in Institutional Shares will pay the expenses directly attributable to the Institutional Shares as a class.

3.  RELATED PARTY TRANSACTIONS

  The Funds are advised by Lyon Street Asset Management Company ("Lyon Street" or the "Investment Adviser"), a wholly-owned subsidiary of Old Kent Bank ("Old Kent"). Effective as of March 2, 1998, Lyon Street assumed the investment advisory responsibilities for each of the Funds from the Investment Management Group of Old Kent. This change did not involve a change in control or management of the investment adviser or a change in the Funds' portfolio managers. The Investment Adviser is entitled to receive a fee, computed daily and paid monthly, based on each Fund's average daily net assets at the following annual rates:

  The Index Equity Fund and Government Money Market Fund had investment advisory fees waived by Lyon Street equal to $210,349 and $179,566, respectively.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") serves the Funds as Administrator and BISYS Fund Services, Inc. serves the Funds as Fund Accountant and Transfer Agent. BISYS and BISYS Fund Services, Inc. are both wholly owned subsidiaries of The BISYS Group, Inc. The Administrator is entitled to receive a fee computed daily and paid monthly, at the annual rate of 0.185% of the average daily net assets of the Trust up to $5 billion; 0.165% of the average daily net assets of the Trust in excess of $5 billion up to $7.5 billion; and 0.135% of the average daily net assets of the Trust in excess of $7.5 billion. Fund Accounting fees are computed daily and paid monthly at the annual rate of 0.015% of the average daily net assets of the Trust.

  Effective July 1, 1999, Kent Funds Distributors, Inc. (also a wholly-owned subsidiary of The BISYS Group, Inc.) assumed the role of the Funds' Distributor from BISYS.

  Old Kent provides certain administrative services to the Trust pursuant to a Sub-Administration Agreement between Old Kent and BISYS. BISYS pays Old Kent a fee, calculated daily and paid monthly, at an annual rate of up to 0.05% of each Fund's average daily net assets. The fees paid to Old Kent by BISYS for such administrative services come out of BISYS' administration fee and are not an additional charge to the Funds.

  Certain officers of the Trust are affiliated with BISYS and Lyon Street. Such officers receive no direct payments or fees from the Funds for serving as officers.

  The Trust has adopted a distribution plan (the "Plan") on behalf of the Investment Shares of the Funds pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payments to the Distributor of up to 0.25% of the average daily net assets of the Investment Shares of the Funds. Although the Money Market Funds are authorized to pay 12b-1 fees of up to 0.25% in connection with the sale of Investment Shares, none of the Money Market Funds currently intends to pay such fees.

  Expenses for the Trust include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm serves as Assistant Secretary of the Trust.

                   Kent Funds

                                  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                  (CONTINUED)

                           INVESTMENT                                         FUND         DISTRIBUTION
                            ADVISORY             ADMINISTRATION            ACCOUNTING         FEES --
                              FEES                    FEES                    FEES       INVESTMENT CLASS
                           ----------   --------------------------------   -----------   -----------------
                             ANNUAL
                           FEE BEFORE
                           VOLUNTARY
                              FEE          FEES      SUB-ADMINISTRATION       FEES             FEES
                           REDUCTIONS     WAIVED            FEES             WAIVED           WAIVED
                           ----------   ----------   -------------------   -----------   -----------------
Growth and Income Fund...      0.70%    $       --         $230,909          $46,180           $   --
Small Company Growth
  Fund...................      0.70%            --          171,767           34,352               --
International Growth
  Fund...................      0.75%            --          130,488           26,096               --
Index Equity Fund........      0.30%       252,337          210,347           63,104               --
Short Term Bond Fund.....      0.50%            --           37,082            7,416            2,745
Intermediate Bond Fund...      0.55%            --          218,884           43,774               --
Income Fund..............      0.60%            --           63,352           12,670               --
Intermediate Tax-Free
  Fund...................      0.50%            --           76,697           15,339               --
Tax-Free Income Fund.....      0.55%            --           31,465            6,293               --
Michigan Municipal Bond
  Fund...................      0.45%            --           29,908            5,981            2,761
Money Market Fund........      0.40%       238,210          170,166           51,050               --
Michigan Municipal Money
  Market Fund............      0.40%       125,922           62,997           23,624               --
Government Money Market
  Fund...................      0.40%        54,731           44,933           13,480               --

4.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds are summarized below:

                                   GROWTH AND INCOME FUND      SMALL COMPANY GROWTH FUND
                                ----------------------------  ----------------------------
                                 SIX MONTHS                    SIX MONTHS
                                    ENDED       YEAR ENDED        ENDED       YEAR ENDED
                                JUNE 30, 1999  DECEMBER 31,   JUNE 30, 1999  DECEMBER 31,
                                 (UNAUDITED)       1998        (UNAUDITED)       1998
                                -------------  -------------  -------------  -------------
DOLLAR AMOUNTS
INSTITUTIONAL:
  Shares issued...............  $ 164,033,987  $ 227,159,369  $  75,621,311  $ 302,052,649
  Reinvestment of
    distributions.............      6,495,240     32,729,339      8,715,080     40,424,917
  Shares redeemed.............   (131,188,920)  (246,102,212)  (216,284,338)  (184,973,716)
                                -------------  -------------  -------------  -------------
    Net increase (decrease)
      from Institutional
      capital transactions....     39,340,307     13,786,496   (131,947,947)   157,503,850
                                -------------  -------------  -------------  -------------
INVESTMENT:
  Shares issued...............      6,581,788     14,780,302      2,531,050      8,768,844
  Reinvestment of
    distributions.............        831,102      4,118,060        479,211      2,517,754
  Shares redeemed.............     (6,095,606)   (10,232,022)    (3,965,120)    (6,299,296)
                                -------------  -------------  -------------  -------------
    Net increase (decrease)
      from Investment capital
      transactions............      1,317,284      8,666,340       (954,859)     4,987,302
                                -------------  -------------  -------------  -------------
    Total net increase
      (decrease) from capital
      transactions............  $  40,657,591  $  22,452,836  $(132,902,806) $ 162,491,152
                                -------------  -------------  -------------  -------------
                                -------------  -------------  -------------  -------------
SHARE ACTIVITY
INSTITUTIONAL:
  Shares issued...............      8,736,482     14,055,251      5,134,861     18,894,661
  Reinvestment of
    distributions.............        350,758      1,992,365        633,686      2,459,426
  Shares redeemed.............     (6,980,320)   (15,006,273)   (14,549,309)   (11,327,584)
                                -------------  -------------  -------------  -------------
    Net increase (decrease)
      from Institutional
      shares
      transactions............      2,106,920      1,041,343     (8,780,762)    10,026,503
                                -------------  -------------  -------------  -------------
INVESTMENT:
  Shares issued...............        351,848        913,994        166,649        511,690
  Reinvestment of
    distributions.............         45,296        252,348         35,153        152,813
  Shares redeemed.............       (325,622)      (634,252)      (269,373)      (383,678)
                                -------------  -------------  -------------  -------------
    Net increase (decrease)
      from Investment shares
      transactions............         71,522        532,090        (67,571)       280,825
                                -------------  -------------  -------------  -------------
    Total net increase
      (decrease) from shares
      transactions............      2,178,442      1,573,433     (8,848,333)    10,307,328
                                -------------  -------------  -------------  -------------
                                -------------  -------------  -------------  -------------

                   Kent Funds

                                  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                  (CONTINUED)

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

Transactions in shares of the Funds are summarized below:

                                   INTERNATIONAL GROWTH FUND             INDEX EQUITY FUND
                                -------------------------------   -------------------------------
                                  SIX MONTHS                        SIX MONTHS
                                    ENDED          YEAR ENDED         ENDED          YEAR ENDED
                                JUNE 30, 1999     DECEMBER 31,    JUNE 30, 1999     DECEMBER 31,
                                 (UNAUDITED)          1998         (UNAUDITED)          1998
                                --------------   --------------   --------------   --------------
DOLLAR AMOUNTS
INSTITUTIONAL:
  Shares issued...............   $  51,444,849   $  136,493,110    $  92,072,231   $  190,070,776
  Reinvestment of
    distributions.............      10,381,898       23,365,621        5,359,499        7,019,186
  Shares redeemed.............     (82,413,621)    (161,041,176)     (97,404,689)    (178,461,700)
                                --------------   --------------   --------------   --------------
    Net increase (decrease)
      from Institutional
      capital transactions....     (20,586,874)      (1,182,445)          27,041       18,628,262
                                --------------   --------------   --------------   --------------
INVESTMENT:
  Shares issued...............       1,633,921        7,181,444        8,078,146        8,289,279
  Reinvestment of
    distributions.............         495,543        1,132,738          278,225          334,605
  Shares redeemed.............      (1,795,659)      (6,306,339)      (3,847,852)      (6,250,907)
                                --------------   --------------   --------------   --------------
    Net increase (decrease)
      from Investment capital
      transactions............         333,805        2,007,843        4,508,519        2,372,977
                                --------------   --------------   --------------   --------------
    Total net increase
      (decrease) from capital
      transactions............   $ (20,253,069)  $      825,398    $   4,535,560   $   21,001,239
                                --------------   --------------   --------------   --------------
                                --------------   --------------   --------------   --------------
SHARE ACTIVITY
INSTITUTIONAL:
  Shares issued...............       3,257,725        8,614,874        3,617,976        9,139,342
  Reinvestment of
    distributions.............         683,469        1,492,409          211,558          322,723
  Shares redeemed.............      (5,226,005)      (9,986,982)      (3,839,080)      (8,478,378)
                                --------------   --------------   --------------   --------------
    Net increase (decrease)
      from Institutional
      shares transactions.....      (1,284,811)         120,301           (9,546)         983,687
                                --------------   --------------   --------------   --------------
INVESTMENT:
  Shares issued...............         103,156          441,796          311,019          394,992
  Reinvestment of
    distributions.............          32,986           73,057           10,986           15,815
  Shares redeemed.............        (115,296)        (389,582)        (150,884)        (293,283)
                                --------------   --------------   --------------   --------------
    Net increase (decrease)
      from Investment shares
      transactions............          20,846          125,271          171,121          117,524
                                --------------   --------------   --------------   --------------
    Total net increase
      (decrease) from shares
      transactions............      (1,263,965)         245,572          161,575        1,101,211
                                --------------   --------------   --------------   --------------
                                --------------   --------------   --------------   --------------

                   Kent Funds

                                  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                  (CONTINUED)

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

Transactions in shares of the Funds are summarized below:

                                SHORT TERM BOND FUND            INTERMEDIATE BOND FUND                 INCOME FUND
                           ------------------------------   -------------------------------   ------------------------------
                             SIX MONTHS                       SIX MONTHS                        SIX MONTHS
                               ENDED         YEAR ENDED         ENDED          YEAR ENDED         ENDED         YEAR ENDED
                           JUNE 30, 1999    DECEMBER 31,    JUNE 30, 1999     DECEMBER 31,    JUNE 30, 1999    DECEMBER 31,
                            (UNAUDITED)         1998         (UNAUDITED)          1998         (UNAUDITED)         1998
                           --------------   -------------   --------------   --------------   --------------   -------------
DOLLAR AMOUNTS
INSTITUTIONAL:
  Shares issued..........   $  30,182,321   $  46,983,304   $  113,010,765   $  338,390,247    $  90,668,588   $  72,628,587
  Reinvestment of
    distributions........       2,317,570       4,494,488       13,253,717       23,782,242        1,950,192       4,483,402
  Shares redeemed........     (25,773,225)    (52,355,665)    (146,037,040)    (250,453,733)     (21,621,124)    (77,077,231)
                           --------------   -------------   --------------   --------------   --------------   -------------
    Net increase
      (decrease) from
      Institutional
      capital
      transactions.......       6,726,666        (877,873)     (19,772,558)     111,718,756       70,997,656          34,758
                           --------------   -------------   --------------   --------------   --------------   -------------
INVESTMENT:
  Shares issued..........         310,565       1,555,661        2,343,801        8,360,353        3,156,935       7,872,571
  Reinvestment of
    distributions........         139,044         372,460          308,482          489,509          305,475         742,082
  Shares redeemed........      (1,307,042)     (3,255,507)      (2,963,811)      (3,655,060)      (1,782,751)     (3,592,396)
                           --------------   -------------   --------------   --------------   --------------   -------------
    Net increase
      (decrease) from
      Investment capital
      transactions.......        (857,433)     (1,327,386)        (311,528)       5,194,802        1,679,659       5,022,257
                           --------------   -------------   --------------   --------------   --------------   -------------
    Total net increase
      (decrease) from
      capital
      transactions.......   $   5,869,233   $  (2,205,259)  $  (20,084,086)  $  116,913,558    $  72,677,315   $   5,057,015
                           --------------   -------------   --------------   --------------   --------------   -------------
                           --------------   -------------   --------------   --------------   --------------   -------------
SHARE ACTIVITY
INSTITUTIONAL:
  Shares issued..........       3,107,994       4,796,963       11,450,052       33,667,668        9,208,026       6,983,209
  Reinvestment of
    distributions........         239,641         460,770        1,350,511        2,384,021          196,347         433,651
  Shares redeemed........      (2,660,232)     (5,351,943)     (14,893,672)     (25,053,433)      (2,165,821)     (7,372,911)
                           --------------   -------------   --------------   --------------   --------------   -------------
    Net increase
      (decrease) from
      Institutional
      shares
      transactions.......         687,403         (94,210)      (2,093,109)      10,998,256        7,238,552          43,949
                           --------------   -------------   --------------   --------------   --------------   -------------
INVESTMENT:
  Shares issued..........          32,100         159,007          237,566          833,731          320,886         757,461
  Reinvestment of
    distributions........          14,388          38,229           31,369           48,917           30,760          71,851
  Shares redeemed........        (134,655)       (333,161)        (302,666)        (364,011)        (178,973)       (344,684)
                           --------------   -------------   --------------   --------------   --------------   -------------
    Net increase
      (decrease) from
      Investment shares
      transactions.......         (88,167)       (135,925)         (33,731)         518,637          172,673         484,628
                           --------------   -------------   --------------   --------------   --------------   -------------
    Total net increase
      (decrease) from
      shares
      transactions.......         599,236        (230,135)      (2,126,840)      11,516,893        7,411,225         528,577
                           --------------   -------------   --------------   --------------   --------------   -------------
                           --------------   -------------   --------------   --------------   --------------   -------------

                   Kent Funds

                                  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                  (CONTINUED)

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

Transactions in shares of the Funds are summarized below:

                                                                                                   MICHIGAN MUNICIPAL
                             INTERMEDIATE TAX-FREE FUND          TAX-FREE INCOME FUND                  BOND FUND
                           ------------------------------   ------------------------------   ------------------------------
                             SIX MONTHS                       SIX MONTHS                       SIX MONTHS
                               ENDED         YEAR ENDED         ENDED         YEAR ENDED         ENDED         YEAR ENDED
                           JUNE 30, 1999    DECEMBER 31,    JUNE 30, 1999    DECEMBER 31,    JUNE 30, 1999    DECEMBER 31,
                            (UNAUDITED)         1998         (UNAUDITED)         1998         (UNAUDITED)         1998
                           --------------   -------------   --------------   -------------   --------------   -------------
DOLLAR AMOUNTS
INSTITUTIONAL:
  Shares issued..........   $  59,069,094   $  66,076,832    $  14,481,287   $  32,537,497    $  13,694,053   $  40,230,617
  Reinvestment of
    distributions........         174,430         208,477           87,970         111,411           43,796          47,874
  Shares redeemed........     (32,978,299)    (47,473,584)     (14,114,347)    (22,259,614)     (15,174,603)    (34,650,281)
                           --------------   -------------   --------------   -------------   --------------   -------------
    Net increase
      (decrease) from
      Institutional
      capital
      transactions.......      26,265,225      18,811,725          454,910      10,389,294       (1,436,754)      5,628,210
                           --------------   -------------   --------------   -------------   --------------   -------------
INVESTMENT:
  Shares issued..........       1,874,827       2,087,564          657,165       1,402,556        1,185,601       3,062,612
  Reinvestment of
    distributions........          58,097         116,321           34,837          77,686           70,193         129,291
  Shares redeemed........      (1,185,586)     (1,726,071)        (391,361)     (1,270,150)      (1,711,704)     (1,682,977)
                           --------------   -------------   --------------   -------------   --------------   -------------
    Net increase
      (decrease) from
      Investment capital
      transactions.......         747,338         477,814          300,641         210,092         (455,910)      1,508,926
                           --------------   -------------   --------------   -------------   --------------   -------------
    Total net increase
      (decrease) from
      capital
      transactions.......   $  27,012,563   $  19,289,539    $     755,551   $  10,599,386    $  (1,892,664)  $   7,137,136
                           --------------   -------------   --------------   -------------   --------------   -------------
                           --------------   -------------   --------------   -------------   --------------   -------------
SHARE ACTIVITY
INSTITUTIONAL:
  Shares issued..........       5,587,742       6,151,853        1,360,623       3,037,158        1,336,784       3,919,445
  Reinvestment of
    distributions........          16,370          19,474            8,290          10,424            4,292           4,681
  Shares redeemed........      (3,078,172)     (4,422,430)      (1,318,486)     (2,072,941)      (1,478,149)     (3,382,841)
                           --------------   -------------   --------------   -------------   --------------   -------------
    Net increase
      (decrease) from
      Institutional
      shares
      transactions.......       2,525,940       1,748,897           50,427         974,641         (137,073)        541,285
                           --------------   -------------   --------------   -------------   --------------   -------------
INVESTMENT:
  Shares issued..........         176,369         194,674           61,965         130,884          115,818         298,776
  Reinvestment of
    distributions........           5,447          10,869            3,269           7,256            6,869          12,655
  Shares redeemed........        (110,848)       (161,174)         (36,742)       (118,616)        (166,755)       (164,507)
                           --------------   -------------   --------------   -------------   --------------   -------------
    Net increase
      (decrease) from
      Investment shares
      transactions.......          70,968          44,369           28,492          19,524          (44,068)        146,924
                           --------------   -------------   --------------   -------------   --------------   -------------
    Total net increase
      (decrease) from
      share
      transactions.......       2,596,908       1,793,266           78,919         994,165         (181,141)        688,209
                           --------------   -------------   --------------   -------------   --------------   -------------
                           --------------   -------------   --------------   -------------   --------------   -------------

                   Kent Funds

                                  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                  (CONTINUED)

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

Transactions in shares of the Funds are summarized below:

                                                                MICHIGAN MUNICIPAL                GOVERNMENT
                                 MONEY MARKET FUND              MONEY MARKET FUND             MONEY MARKET FUND
                           ------------------------------  ----------------------------  ----------------------------
                            SIX MONTHS                      SIX MONTHS                    SIX MONTHS
                               ENDED        YEAR ENDED         ENDED       YEAR ENDED        ENDED       YEAR ENDED
                           JUNE 30, 1999   DECEMBER 31,    JUNE 30, 1999  DECEMBER 31,   JUNE 30, 1999  DECEMBER 31,
                            (UNAUDITED)        1998         (UNAUDITED)       1998        (UNAUDITED)       1998
                           -------------  ---------------  -------------  -------------  -------------  -------------
DOLLAR AMOUNTS
INSTITUTIONAL:
  Shares issued..........  $ 661,728,165  $ 1,330,695,260  $ 216,052,484  $ 559,420,529  $ 338,854,359  $ 525,385,514
  Reinvestment of
    distributions........      1,422,299        2,064,457        168,119        358,257      2,783,741      5,375,385
  Shares redeemed........   (716,340,419)  (1,113,735,038)  (224,573,909)  (448,191,138)  (311,607,347)  (458,462,125)
                           -------------  ---------------  -------------  -------------  -------------  -------------
    Net increase
      (decrease) from
      Institutional
      capital
      transactions.......    (53,189,955)     219,024,679     (8,353,306)   111,587,648     30,030,753     72,298,774
                           -------------  ---------------  -------------  -------------  -------------  -------------
INVESTMENT:
  Shares issued..........      4,374,612       19,973,693      3,233,291      5,192,300         50,568        124,496
  Reinvestment of
    distributions........         52,461          136,660          8,347         10,702          2,219          1,547
  Shares redeemed........     (6,354,286)     (17,561,598)    (2,836,248)    (5,146,223)       (13,032)       (34,968)
                           -------------  ---------------  -------------  -------------  -------------  -------------
    Net increase
      (decrease) from
      Investment capital
      transactions.......     (1,927,213)       2,548,755        405,390         56,779         39,755         91,075
                           -------------  ---------------  -------------  -------------  -------------  -------------
    Total net increase
      (decrease) from
      capital
      transactions.......  $ (55,117,168) $   221,573,434  $  (7,947,916) $ 111,644,427  $  30,070,508  $  72,389,849
                           -------------  ---------------  -------------  -------------  -------------  -------------
                           -------------  ---------------  -------------  -------------  -------------  -------------
SHARE ACTIVITY
INSTITUTIONAL:
  Shares issued..........    661,728,165    1,330,695,260    216,052,484    559,420,529    338,854,359    525,385,514
  Reinvestment of
    distributions........      1,422,299        2,064,457        168,119        358,257      2,783,741      5,375,385
  Shares redeemed........   (716,340,418)  (1,113,735,038)  (224,573,909)  (448,191,138)  (311,607,347)  (458,462,125)
                           -------------  ---------------  -------------  -------------  -------------  -------------
    Net increase
      (decrease) from
      Institutional
      shares
      transactions.......    (53,189,954)     219,024,679     (8,353,306)   111,587,648     30,030,753     72,298,774
                           -------------  ---------------  -------------  -------------  -------------  -------------
INVESTMENT:
  Shares issued..........      4,374,612       19,973,693      3,233,291      5,192,299         50,568        124,496
  Reinvestment of
    distributions........         52,461          136,660          8,347         10,702          2,219          1,547
  Shares redeemed........     (6,354,286)     (17,561,598)    (2,836,248)    (5,146,223)       (13,032)       (34,968)
                           -------------  ---------------  -------------  -------------  -------------  -------------
    Net increase
      (decrease) from
      Investment shares
      transactions ......     (1,927,213)       2,548,755        405,390         56,778         39,755         91,075
                           -------------  ---------------  -------------  -------------  -------------  -------------
                             (55,117,167)     221,573,434     (7,947,916)   111,644,426     30,070,508     72,389,849
                           -------------  ---------------  -------------  -------------  -------------  -------------
                           -------------  ---------------  -------------  -------------  -------------  -------------

                   Kent Funds

                                  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                  (CONTINUED)

5.  PURCHASES AND SALES OF SECURITIES

  The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended June 30, 1999 were as follows:

FUNDS                                      PURCHASES      SALES
----------------------------------------  -----------  -----------
Growth and Income Fund..................  $43,423,209  $50,614,003
Small Company Growth Fund...............   52,202,415  179,073,266
International Growth Fund...............   26,195,681   74,857,983
Index Equity Fund.......................   38,708,174   39,696,899
Short Term Bond Fund....................   68,823,044   63,579,480
Intermediate Bond Fund..................  456,697,818  485,757,159
Income Fund.............................  209,654,932  133,090,693
Intermediate Tax-Free Fund..............   92,860,554  100,498,284
Tax-Free Income Fund....................   65,012,403   54,718,362
Michigan Municipal Bond Fund............    8,394,796   12,795,564

6.  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  The Growth and Income Fund and the International Growth Fund can purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers.

  The risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

7.  CONCENTRATION OF CREDIT RISK

  The Michigan Municipal Money Market Fund and Michigan Municipal Bond Fund invest primarily in debt obligations issued by the State of Michigan and its respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Funds are more susceptible to economic and political factors adversely affecting issuers of Michigan specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

  The Intermediate Tax-Free Fund, Tax-Free Income Fund, Michigan Municipal Bond Fund and the Michigan Municipal Money Market Fund had the following concentrations by industry sector at June 30, 1999 (as a percentage of total investments):

                                                                      MICHIGAN
                                                          MICHIGAN    MUNICIPAL
                                INTERMEDIATE   TAX-FREE   MUNICIPAL     MONEY
                                  TAX-FREE      INCOME      BOND       MARKET
                                    FUND         FUND       FUND        FUND
                                ------------   --------   ---------   ---------
Airport.......................       3.23%        2.69%      1.90%       1.36%
Development...................       3.51%        1.74%      5.16%      58.35%
Education.....................       0.49%        0.97%        --          --
Facilities....................       7.24%        5.24%      4.37%       1.14%
General Obligation............      30.14%       30.28%     10.71%      17.60%
Higher Education..............       4.61%        6.48%      5.26%       1.55%
Housing Development...........       0.32%        1.01%      2.31%       2.31%
Law Enforcement...............         --           --       1.72%         --
Medical.......................       1.98%        2.84%     18.78%       2.17%
Miscellaneous Facilities......         --           --       0.85%         --
Multifamily Housing...........         --         1.06%        --        1.33%
Mutual Funds..................       1.45%        2.16%      1.56%       0.45%
Nursing Homes.................         --           --       1.35%         --
Pollution.....................       2.51%          --       2.60%       7.03%
Power.........................       7.83%        8.43%      2.43%         --
School District...............      11.34%       13.32%     33.13%       5.30%
Single Family Housing.........       0.16%        2.82%        --        0.37%
Student Loan..................       0.72%          --         --          --
Transportation................       9.07%       11.70%      5.22%       0.63%
Utilities.....................      11.12%        7.71%      2.60%       0.41%
Water.........................       4.28%        1.55%        --          --
                                    -----      --------   ---------   ---------
                                      100%         100%       100%        100%
                                    -----      --------   ---------   ---------
                                    -----      --------   ---------   ---------

8.  COMMON TRUST FUND CONVERSIONS:

  On December 3, 1998, the net assets of certain common trust funds managed by the Investment Adviser were exchanged in a tax-free conversion for Institutional shares of the corresponding Kent Funds. The following is a summary of shares issued, net assets converted, net assets value per share issued and unrealized appreciation of assets acquired as of the conversion date:

                                 SHARES    NET ASSETS    NET ASSET VALUE     UNREALIZED
                                 ISSUED     CONVERTED   PER SHARE ISSUED    APPRECIATION
                                ---------  -----------  -----------------   -------------
Growth and Income Fund........  3,222,690  $54,431,232        $16.89         $ 17,190,675
Intermediate Bond Fund........  9,258,351   93,787,091         10.13            3,684,581
Intermediate Tax-Free Fund....  1,042,405   11,247,552         10.79              405,284

9.  SHAREHOLDER VOTE:

  A meeting of the Shareholders of the Limited Term Tax-Free Fund was held on March 24, 1999, to consider a Plan of

                   Kent Funds

                                  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                  (CONTINUED)

Reorganization whereby the assets and liabilities of the Limited Term Tax-Free Fund would be transferred to the Intermediate Tax-Free Fund. The shareholders of the Limited Term Tax-Free Fund approved the proposal by the following votes:

Yes...............................................  3,125,329,848
No................................................              0
Abstentions.......................................              0

  Shareholders of the Limited Term Tax-Free Fund became shareholders of the Intermediate Tax-Free Fund upon consummation of the reorganization on March 30, 1999.

                                          BEFORE REORGANIZATION        AFTER REORGANIZATION
                                     -------------------------------   ---------------------
                                      LIMITED TERM     INTERMEDIATE        INTERMEDIATE
                                     TAX-FREE FUND    TAX-FREE FUND        TAX-FREE FUND
                                     --------------   --------------   ---------------------
Shares (000).......................        3,152              30,133             30,428
Net Assets (000)...................     $ 32,045        $    322,314        $   325,411
Net Asset Value....................     $  10.17        $      10.70        $     10.69
Unrealized Appreciation............     $667,311        $ 17,300,212        $17,283,020

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
EQUITY FUNDS
INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                               INCOME (LOSS) FROM INVESTMENT
                                        OPERATIONS
                               -----------------------------                  LESS DIVIDENDS AND DISTRIBUTIONS FROM
                                           NET REALIZED AND               ----------------------------------------------
                                           UNREALIZED GAINS                                       NET REALIZED
                                              (LOSSES) ON       TOTAL                               GAINS ON
                                             INVESTMENTS,       INCOME                            INVESTMENTS,     IN
                    NET ASSET              FUTURES CONTRACTS    (LOSS)                IN EXCESS     FUTURES      EXCESS
                     VALUE,       NET         AND FOREIGN        FROM        NET        OF NET     CONTRACTS     OF NET
                    BEGINNING  INVESTMENT      CURRENCY       INVESTMENT  INVESTMENT  INVESTMENT  AND FOREIGN   REALIZED
                    OF PERIOD    INCOME      TRANSLATIONS     OPERATIONS    INCOME      INCOME      CURRENCY     GAINS
------------------------------------------------------------------------------------------------------------------------
GROWTH AND
INCOME FUND
TICKER SYMBOL:
KNVEX
Year ended     1994  $10.91       0.31           (0.26)          0.05       (0.31)      **           (0.15)       --
Year ended     1995  $10.50       0.33            3.28           3.61       (0.33)      --           (0.53)       --
Year ended     1996  $13.25       0.30            2.16           2.46       (0.30)      --           (1.51)       --
Year ended     1997  $13.90       0.25            3.04           3.29       (0.25)      --           (1.39)       --
Year ended     1998  $15.55       0.13            4.03           4.16       (0.13)      (0.01)       (1.54)       --
Six months
ended
(Unaudited)    1999  $18.03       0.06            1.97           2.03       (0.05)      --           (0.28)       --
------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY
GROWTH FUND
TICKER SYMBOL:
KNEEX
Year ended     1994  $12.50       0.10           (0.10)         --          (0.09)      (0.01)       (0.41)       --
Year ended     1995  $11.99       0.10            2.64           2.74       (0.10)      --           (0.81)       --
Year ended     1996  $13.82       0.12            2.55           2.67       (0.12)      --           (0.72)       --
Year ended     1997  $15.65       0.04            4.19           4.23       (0.04)      (0.02)       (1.43)       --
Year ended     1998  $18.39       0.03           (1.08)         (1.05)      (0.03)      --           (1.85)       --
Six months
ended
(Unaudited)    1999  $15.46       0.02            1.46           1.47       (0.02)      --           (0.33)       --
------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL
GROWTH FUND
TICKER SYMBOL:
KNINX
Year ended     1994  $12.84       0.12            0.61           0.73       (0.07)      (0.03)       (0.41)       --
Year ended     1995  $13.06       0.13            1.54           1.67       (0.13)      (0.11)       (0.31)       --
Year ended     1996  $14.18       0.13            0.70           0.83       (0.10)      (0.02)       (0.13)      (0.01)
Year ended     1997  $14.75       0.11            0.26           0.37       (0.09)      (0.06)       (0.07)      (0.01)
Year ended     1998  $14.89       0.14            2.48           2.62       (0.07)      (0.12)       (1.41)       --
Six months
ended
(Unaudited)    1999  $15.91       0.10            0.67           0.77       (0.04)      --           (0.62)       --
------------------------------------------------------------------------------------------------------------------------
INDEX EQUITY
FUND
TICKER SYMBOL:
KNIEX
Year ended     1994  $11.04       0.25           (0.15)          0.10       (0.26)      --           (0.20)       --
Year ended     1995  $10.68       0.26            3.44           3.70       (0.25)      --           (1.57)       --
Year ended     1996  $12.56       0.26            2.47           2.73       (0.26)      --           (0.28)      (0.04)
Year ended     1997  $14.71       0.25            4.50           4.75       (0.25)      --           (0.05)      (0.02)
Year ended     1998  $19.14       0.24            5.14           5.38       (0.24)      --           (0.04)       --
Six months
ended
(Unaudited)    1999  $24.24       0.12            2.83           2.95       (0.11)      --           (0.10)       --
------------------------------------------------------------------------------------------------------------------------


                                                                         RATIOS/SUPPLEMENTAL DATA:
                                                         ----------------------------------------------------------
                                                                                   RATIO OF
                                           NET                                       NET
                    TOTAL         NET     ASSET          NET ASSETS,   RATIO OF   INVESTMENT   RATIO OF
                  DIVIDENDS    CHANGE IN  VALUE,           END OF      EXPENSES     INCOME     EXPENSES    PORTFOLIO
                     AND       NET ASSET  END OF TOTAL     PERIOD     TO AVERAGE  TO AVERAGE  TO AVERAGE   TURNOVER
                DISTRIBUTIONS    VALUE    PERIOD RETURN    (000'S)    NET ASSETS  NET ASSETS  NET ASSETS*  RATE(1)
--------------
GROWTH AND
INCOME FUND
TICKER SYMBOL:
KNVEX
Year ended          (0.46)       (0.41)   $10.50 0.51%    $  308,825    0.98%       3.04%         ***        28%
Year ended          (0.86)        2.75    $13.25 34.91%   $  401,371    0.94%       2.73%         ***        58%
Year ended          (1.81)        0.65    $13.90 19.47%   $  500,857    0.95%       2.18%        0.95%       39%
Year ended          (1.64)        1.65    $15.55 24.14%   $  697,973    0.92%       1.61%        0.93%       88%
Year ended          (1.68)        2.48    $18.03 28.07%   $  827,828    0.93%       0.77%        0.94%       20%
Six months
ended
(Unaudited)         (0.33)        1.70    $19.73 11.38%^^  $  947,533   0.92%^      0.65%^       0.93%^       9%
--------------
SMALL COMPANY
GROWTH FUND
TICKER SYMBOL:
KNEEX
Year ended          (0.51)       (0.51)   $11.99 0.06%    $  304,179    0.98%       0.79%         ***        20%
Year ended          (0.91)        1.83    $13.82 23.75%   $  450,072    0.97%       0.83%         ***        30%
Year ended          (0.84)        1.83    $15.65 19.56%   $  544,081    0.96%       0.78%        0.96%       16%
Year ended          (1.49)        2.74    $18.39 27.94%   $  719,998    0.93%       0.24%        0.94%       32%
Year ended          (1.88)       (2.93)   $15.46 (6.15%)  $  760,335    0.94%       0.18%        0.95%       41%
Six months
ended
(Unaudited)         (0.35)        1.12    $16.58 9.97%^^  $  669,928    0.94%^      0.22%^       0.95%^       8%
--------------
INTERNATIONAL
GROWTH FUND
TICKER SYMBOL:
KNINX
Year ended          (0.51)        0.22    $13.06 5.73%    $  178,186    1.22%       0.87%         ***        20%
Year ended          (0.55)        1.12    $14.18 13.00%   $  286,545    1.17%       1.35%         ***         6%
Year ended          (0.26)        0.57    $14.75 5.87%    $  387,799    1.09%       0.97%        1.09%       13%
Year ended          (0.23)        0.14    $14.89 2.54%    $  492,598    1.05%       0.80%        1.06%        3%
Year ended          (1.60)        1.02    $15.91 17.92%   $  528,500    1.05%       0.87%        1.06%       22%
Six months
ended
(Unaudited)         (0.66)        0.11    $16.02 5.08%^^  $  511,414    1.02%^      1.35%^       1.01%^       5%
--------------
INDEX EQUITY
FUND
TICKER SYMBOL:
KNIEX
Year ended          (0.46)       (0.36)   $10.68 0.86%    $  245,550    0.58%       2.32%        0.58%       50%
Year ended          (1.82)        1.88    $12.56 36.23%   $  183,877    0.56%       2.14%        0.56%        3%
Year ended          (0.58)        2.15    $14.71 22.18%   $  243,438    0.49%       1.91%        0.59%        2%
Year ended          (0.32)        4.43    $19.14 32.55%   $  590,241    0.43%       1.44%        0.54%        1%
Year ended          (0.28)        5.10    $24.24 28.26%   $  771,147    0.42%       1.10%        0.55%       12%
Six months
ended
(Unaudited)         (0.21)        2.74    $26.98 12.23%^^  $  858,271   0.41%^      0.96%^       0.54%^       5%
--------------

^     Annualized.
^^    Not Annualized.
*     During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
**    Amount is less than $0.005.
***   During the period, there were no waivers and/or reimbursements.
(1)   Portfolio turnover is calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
EQUITY FUNDS
INVESTMENT SHARES
--------------------------------------------------------------------------------

                               Income (Loss) from Investment
                                        Operations                            Less Dividends and Distributions from
                               -----------------------------              ----------------------------------------------
                                           Net Realized and                                       Net Realized
                                           Unrealized Gains                                         Gains on
                                              (Losses) on       Total                             Investments,
                                             Investments,       Income                              Futures        In
                    Net Asset     Net      Futures Contracts    (Loss)                In Excess    Contracts     Excess
                     Value,    Investment     and Foreign        from        Net        of Net    and Foreign    of Net
                    Beginning    Income        Currency       Investment  Investment  Investment    Currency    Realized
                    of Period    (Loss)      Translations     Operations    Income      Income    Translations   Gains
------------------------------------------------------------------------------------------------------------------------
GROWTH AND
INCOME FUND
TICKER SYMBOL:
KNVIX
Year ended     1994  $10.87       0.32           (0.27)          0.05       (0.31)         **        (0.15)       --
Year ended     1995  $10.46       0.30            3.26           3.56       (0.30)      --           (0.53)       --
Year ended     1996  $13.19       0.26            2.15           2.41       (0.26)      (0.02)       (1.51)       --
Year ended     1997  $13.81       0.21            3.02           3.23       (0.21)      --           (1.39)       --
Year ended     1998  $15.44       0.08            4.00           4.08       (0.08)      (0.02)       (1.54)       --
Six months
ended
(Unaudited)    1999  $17.88       0.04            1.96           2.00       (0.03)      --           (0.28)       --
------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY
GROWTH FUND
TICKER SYMBOL:
KNEMX
Year ended     1994  $12.49       0.10           (0.11)         (0.01)      (0.08)      (0.01)       (0.41)       --
Year ended     1995  $11.98       0.07            2.64           2.71       (0.07)      --           (0.81)       --
Year ended     1996  $13.81       0.07            2.54           2.61       (0.08)      (0.01)       (0.72)       --
Year ended     1997  $15.61      --               4.19           4.19       --          (0.04)       (1.43)       --
Year ended     1998  $18.33      (0.01)          (1.08)         (1.09)      --          --           (1.85)       --
Six months
ended
(Unaudited)    1999  $15.39      (0.02)           1.47           1.45       --          --           (0.33)       --
------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL
GROWTH FUND
TICKER SYMBOL:
KNIVX
Year ended     1994  $12.81       0.14            0.56           0.70       (0.07)      (0.03)       (0.41)       --
Year ended     1995  $13.00       0.14            1.50           1.64       (0.09)      (0.11)       (0.31)       --
Year ended     1996  $14.13       0.12            0.66           0.78       (0.08)      --           (0.14)       --
Year ended     1997  $14.69       0.08            0.25           0.33       (0.06)      (0.09)       (0.07)      (0.01)
Year ended     1998  $14.79       0.10            2.46           2.56       --          (0.19)       (1.41)       --
Six months
ended
(Unaudited)    1999  $15.75       0.09            0.65           0.74       (0.04)      --           (0.62)       --
------------------------------------------------------------------------------------------------------------------------
INDEX EQUITY
FUND
TICKER SYMBOL:
KNIOX
Year ended     1994  $11.07       0.26           (0.17)          0.09       (0.26)      --           (0.20)       --
Year ended     1995  $10.70       0.23            3.44           3.67       (0.23)      --           (1.57)       --
Year ended     1996  $12.57       0.22            2.48           2.70       (0.22)      (0.01)       (0.32)       --
Year ended     1997  $14.72       0.20            4.51           4.71       (0.20)      (0.01)       (0.06)      (0.01)
Year ended     1998  $19.15       0.18            5.14           5.32       (0.18)      --           (0.04)       --
Six months
ended
(Unaudited)    1999  $24.25       0.09            2.83           2.92       (0.08)      --           (0.10)       --
------------------------------------------------------------------------------------------------------------------------


                                                                         Ratios/Supplemental Data:
                                                         ----------------------------------------------------------
                                                                                   Ratio of
                                                                                     Net
                                           Net                                    Investment
                    Total         Net     Asset          Net Assets,   Ratio of     Income     Ratio of
                  Dividends    Change in  Value,           End of      Expenses     (Loss)     Expenses    Portfolio
                     and       Net Asset  End of Total     Period     to Average  to Average  to Average   Turnover
                Distributions    Value    Period Return(1)   (000's)  Net Assets  Net Assets  Net Assets*  Rate(2)
--------------
GROWTH AND
INCOME FUND
TICKER SYMBOL:
KNVIX
Year ended          (0.46)       (0.41)   $10.46 0.50%    $  8,005      0.98%       3.03%         ***        28%
Year ended          (0.83)        2.73    $13.19 34.61%   $ 11,079      1.18%       2.48%         ***        58%
Year ended          (1.79)        0.62    $13.81 19.14%   $ 15,063      1.09%       1.77%        1.09%       39%
Year ended          (1.60)        1.63    $15.44 23.89%   $ 35,343      1.17%       1.31%        1.18%       88%
Year ended          (1.64)        2.44    $17.88 27.68%   $ 50,458      1.18%       0.50%        1.19%       20%
Six months
ended
(Unaudited)         (0.31)        1.69    $19.57 11.28%^^  $ 56,607     1.17%^      0.40%^       1.18%^       9%
--------------
SMALL COMPANY
GROWTH FUND
TICKER SYMBOL:
KNEMX
Year ended          (0.50)       (0.51)   $11.98 (0.08%)  $  8,433      0.98%       0.79%         ***        20%
Year ended          (0.88)        1.83    $13.81 23.47%   $ 10,955      1.20%       0.59%         ***        30%
Year ended          (0.81)        1.80    $15.61 19.16%   $ 14,436      1.21%       0.53%        1.21%       16%
Year ended          (1.47)        2.72    $18.33 27.71%   $ 22,784      1.18%      (0.01%)       1.19%       32%
Year ended          (1.85)       (2.94)   $15.39 (6.40%)  $ 23,455      1.19%      (0.07%)       1.20%       41%
Six months
ended
(Unaudited)         (0.33)        1.12    $16.51 9.89%^^  $ 24,036      1.19%^     (0.03%)^      1.20%^       8%
--------------
INTERNATIONAL
GROWTH FUND
TICKER SYMBOL:
KNIVX
Year ended          (0.51)        0.19    $13.00 5.51%    $  6,539      1.25%       0.81%         ***        20%
Year ended          (0.51)        1.13    $14.13 12.86%   $  7,548      1.40%       1.11%         ***         6%
Year ended          (0.22)        0.56    $14.69 5.57%    $  8,799      1.34%       0.74%        1.34%       13%
Year ended          (0.23)        0.10    $14.79 2.25%    $  9,780      1.30%       0.53%        1.31%        3%
Year ended          (1.60)        0.96    $15.75 17.60%   $ 12,390      1.30%       0.59%        1.31%       22%
Six months
ended
(Unaudited)         (0.66)        0.08    $15.83 4.92%^^  $ 12,782      1.27%^      1.13%^       1.28%^       5%
--------------
INDEX EQUITY
FUND
TICKER SYMBOL:
KNIOX
Year ended          (0.46)       (0.37)   $10.70 0.75%    $  4,736      0.60%       2.30%        0.60%       50%
Year ended          (1.80)        1.87    $12.57 35.81%   $  6,612      0.80%       1.86%        0.81%        3%
Year ended          (0.55)        2.15    $14.72 21.92%   $  9,925      0.74%       1.67%        0.84%        2%
Year ended          (0.28)        4.43    $19.15 32.24%   $ 27,922      0.68%       1.20%        0.79%        1%
Year ended          (0.22)        5.10    $24.25 27.93%   $ 38,205      0.67%       0.85%        0.80%       12%
Six months
ended
(Unaudited)         (0.18)        2.74    $26.99 12.09%^^  $ 47,151     0.66%^      0.71%^       0.79%^       5%
--------------

^     Annualized.
^^    Not Annualized.
*     During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
**    Amount is less than $0.005.
***   During the period, there were no waivers and/or reimbursements.
(1)   Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
(2)   Portfolio turnover is calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BOND FUNDS
INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                                    INCOME (LOSS) FROM                      LESS DIVIDENDS AND DISTRIBUTIONS
                                   INVESTMENT OPERATIONS        TOTAL                     FROM
                               -----------------------------    INCOME    ------------------------------------
                    NET ASSET              NET REALIZED AND     (LOSS)                IN EXCESS                     TOTAL
                     VALUE,       NET      UNREALIZED GAINS      FROM        NET        OF NET    NET REALIZED    DIVIDENDS
                    BEGINNING  INVESTMENT     (LOSSES) ON     INVESTMENT  INVESTMENT  INVESTMENT    GAINS ON         AND
                    OF PERIOD    INCOME       INVESTMENTS     OPERATIONS    INCOME      INCOME    INVESTMENTS   DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------
SHORT TERM
BOND FUND
TICKER SYMBOL:
KNLMX
Year ended     1994  $ 9.91       0.48           (0.38)          0.10       (0.49)         **        --             (0.49)
Year ended     1995  $ 9.52       0.55            0.43           0.98       (0.54)      --           --             (0.54)
Year ended     1996  $ 9.96       0.61           (0.21)          0.40       (0.61)      --           --             (0.61)
Year ended     1997  $ 9.75       0.61         --                0.61       (0.61)      --           --             (0.61)
Year ended     1998  $ 9.75       0.56            0.02           0.58       (0.56)      --           --             (0.56)
Six months
ended
(Unaudited)    1999  $ 9.77       0.27           (0.18)          0.09       (0.27)      --           --             (0.27)
-----------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE
BOND FUND
TICKER SYMBOL:
KNFIX
Year ended     1994  $10.18       0.56           (0.88)         (0.32)      (0.54)      (0.01)       (0.02)         (0.57)
Year ended     1995  $ 9.29       0.65            0.81           1.46       (0.63)      --           --             (0.63)
Year ended     1996  $10.12       0.60           (0.32)          0.28       (0.61)      (0.03)       --             (0.64)
Year ended     1997  $ 9.76       0.59            0.14           0.73       (0.59)      --           --             (0.59)
Year ended     1998  $ 9.90       0.58            0.16           0.74       (0.58)      --           --             (0.58)
Six months
ended
(Unaudited)    1999  $10.06       0.28           (0.44)         (0.17)      (0.28)      --           --             (0.28)
-----------------------------------------------------------------------------------------------------------------------------
INCOME FUND
TICKER SYMBOL:
KNIIX
Year ended     1995  $10.00       0.55            0.92           1.47       (0.54)      --           (0.09)         (0.63)
Year ended     1996  $10.84       0.66           (0.56)          0.10       (0.65)      (0.10)       (0.03)         (0.78)
Year ended     1997  $10.16       0.68            0.34           1.02       (0.68)      --           (0.20)         (0.88)
Year ended     1998  $10.30       0.65            0.27           0.92       (0.65)      --           (0.24)         (0.89)
Six months
ended
(Unaudited)    1999  $10.33       0.30           (0.67)         (0.37)      (0.30)      --           (0.01)         (0.31)
-----------------------------------------------------------------------------------------------------------------------------

                                                          RATIOS/SUPPLEMENTAL DATA:
                                                                    RATIO OF
                            NET                                       NET
                   NET     ASSET          NET ASSETS,   RATIO OF   INVESTMENT   RATIO OF
                CHANGE IN  VALUE,           END OF      EXPENSES     INCOME     EXPENSES    PORTFOLIO
                NET ASSET  END OF TOTAL     PERIOD     TO AVERAGE  TO AVERAGE  TO AVERAGE   TURNOVER
                  VALUE    PERIOD RETURN    (000'S)    NET ASSETS  NET ASSETS  NET ASSETS*  RATE(1)
--------------
SHORT TERM
BOND FUND
TICKER SYMBOL:
KNLMX
Year ended        (0.39)   $ 9.52 1.03%    $  176,765    0.73%       4.75%         ***        56%
Year ended         0.44    $ 9.96 10.53%   $  310,680    0.77%       5.60%         ***        75%
Year ended        (0.21)   $ 9.75 4.22%    $  235,430    0.70%       6.17%        0.70%       32%
Year ended        --       $ 9.75 6.42%    $  139,739    0.72%       6.04%        0.73%       89%
Year ended         0.02    $ 9.77 6.14%    $  139,229    0.76%       5.74%        0.77%       72%
Six months
ended
(Unaudited)       (0.18)   $ 9.59 0.89%^^  $  143,270    0.75%^      5.54%^       0.76%^      45%
--------------
INTERMEDIATE
BOND FUND
TICKER SYMBOL:
KNFIX
Year ended        (0.89)   $ 9.29 (3.19%)  $  977,865    0.80%       6.03%         ***       124%
Year ended         0.83    $10.12 16.18%   $  854,801    0.77%       6.50%         ***       166%
Year ended        (0.36)   $ 9.76 3.01%    $  769,395    0.77%       6.18%        0.78%      135%
Year ended         0.14    $ 9.90 7.80%    $  762,740    0.75%       6.03%        0.76%      114%
Year ended         0.16    $10.06 7.65%    $  885,580    0.76%       5.77%        0.77%      106%
Six months
ended
(Unaudited)       (0.45)   $ 9.61 (1.68%)^^  $  826,027   0.76%^     5.73%^       0.77%^      55%
--------------
INCOME FUND
TICKER SYMBOL:
KNIIX
Year ended         0.84    $10.84 15.05%^^  $  126,056   0.91%^      6.65%^        ***        50%
Year ended        (0.68)   $10.16 1.19%    $  240,060    0.83%       6.57%        0.83%      102%
Year ended         0.14    $10.30 10.55%   $  229,778    0.82%       6.65%        0.83%       84%
Year ended         0.03    $10.33 9.29%    $  231,017    0.83%       6.25%        0.84%      108%
Six months
ended
(Unaudited)       (0.68)   $ 9.65 (3.62%)^^  $  285,655   0.83%^     6.14%^       0.84%^      54%
--------------

^     Annualized.
^^    Not Annualized.
*     During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
**    Amount is less than $0.005.
***   During the period, there were no waivers and/or reimbursements.
(1)   Portfolio turnover is calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued.
(2)   The Institutional Class of the Income Fund commenced operations on March 20, 1995.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BOND FUNDS
INVESTMENT SHARES
--------------------------------------------------------------------------------

                                    INCOME (LOSS) FROM
                                   INVESTMENT OPERATIONS        TOTAL            LESS DIVIDENDS AND DISTRIBUTIONS FROM
                               -----------------------------    INCOME    ---------------------------------------------------
                    NET ASSET              NET REALIZED AND     (LOSS)                IN EXCESS                     TOTAL
                     VALUE,       NET      UNREALIZED GAINS      FROM        NET        OF NET    NET REALIZED    DIVIDENDS
                    BEGINNING  INVESTMENT     (LOSSES) ON     INVESTMENT  INVESTMENT  INVESTMENT    GAINS ON         AND
                    OF PERIOD    INCOME       INVESTMENTS     OPERATIONS    INCOME      INCOME    INVESTMENTS   DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------
SHORT TERM
BOND FUND
TICKER SYMBOL:
KNLIX
Year ended     1994  $ 9.91       0.47           (0.37)          0.10       (0.48)      (0.01)       --             (0.49)
Year ended     1995  $ 9.52       0.52            0.44           0.96       (0.53)      --           --             (0.53)
Year ended     1996  $ 9.95       0.59           (0.20)          0.39       (0.54)      (0.06)       --             (0.60)
Year ended     1997  $ 9.74       0.57            0.02           0.59       (0.59)      --           --             (0.59)
Year ended     1998  $ 9.74       0.55            0.02           0.57       (0.52)      (0.03)       --             (0.55)
Six months
ended
(Unaudited)    1999  $ 9.76       0.26           (0.18)          0.08       (0.26)      --           --             (0.26)
-----------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE
BOND FUND
TICKER SYMBOL:
KNFVX
Year ended     1994  $10.19       0.57           (0.87)         (0.30)      (0.54)      (0.01)       (0.02)         (0.57)
Year ended     1995  $ 9.32       0.61            0.82           1.43       (0.61)      --           --             (0.61)
Year ended     1996  $10.14       0.58           (0.32)          0.26       (0.57)      (0.05)       --             (0.62)
Year ended     1997  $ 9.78       0.57            0.15           0.72       (0.57)      --           --             (0.57)
Year ended     1998  $ 9.93       0.54            0.16           0.70       (0.55)      --           --             (0.55)
Six months
ended
(Unaudited)    1999  $10.08       0.27           (0.44)         (0.17)      (0.27)      --           --             (0.27)
-----------------------------------------------------------------------------------------------------------------------------
INCOME FUND
TICKER SYMBOL:
N/A
Year ended     1995(3)  $10.00    0.52            0.91           1.43       (0.52)      --           (0.09)         (0.61)
Year ended     1996  $10.82       0.66           (0.56)          0.10       (0.64)      (0.09)       (0.03)         (0.76)
Year ended     1997  $10.16       0.63            0.35           0.98       (0.65)      --           (0.20)         (0.85)
Year ended     1998  $10.29       0.62            0.28           0.90       (0.60)      (0.03)       (0.24)         (0.87)
Six months
ended
(Unaudited)    1999  $10.32       0.29           (0.67)         (0.38)      (0.29)      --           (0.01)         (0.30)
-----------------------------------------------------------------------------------------------------------------------------

                                                          RATIOS/SUPPLEMENTAL DATA:
                                                                    RATIO OF
                            NET                                       NET
                   NET     ASSET          NET ASSETS,   RATIO OF   INVESTMENT   RATIO OF
                CHANGE IN  VALUE,           END OF      EXPENSES     INCOME     EXPENSES    PORTFOLIO
                NET ASSET  END OF TOTAL     PERIOD     TO AVERAGE  TO AVERAGE  TO AVERAGE   TURNOVER
                  VALUE    PERIOD RETURN(1)   (000'S)  NET ASSETS  NET ASSETS  NET ASSETS*  RATE(2)
--------------
SHORT TERM
BOND FUND
TICKER SYMBOL:
KNLIX
Year ended        (0.39)   $ 9.52 1.01%    $  1,649      0.74%       4.79%          **        56%
Year ended         0.43    $ 9.95 10.30%   $  1,634      0.91%       5.40%          **        75%
Year ended        (0.21)   $ 9.74 4.06%    $  1,667      0.85%       6.02%        0.96%       32%
Year ended         0.00    $ 9.74 6.26%    $  7,433      0.88%       5.75%        0.99%       89%
Year ended         0.02    $ 9.76 6.00%    $  6,126      0.91%       5.60%        1.02%       72%
Six months
ended
(Unaudited)       (0.18)   $ 9.58 0.81%^^  $  5,169      0.90%^      5.39%^       1.01%^      45%
--------------
INTERMEDIATE
BOND FUND
TICKER SYMBOL:
KNFVX
Year ended        (0.87)   $ 9.32 (3.01%)  $  9,196      0.81%       5.94%          **       124%
Year ended         0.82    $10.14 15.76%   $  6,862      1.01%       6.24%          **       166%
Year ended        (0.36)   $ 9.78 2.76%    $  7,327      1.02%       5.92%        1.03%      135%
Year ended         0.15    $ 9.93 7.62%    $  6,972      1.00%       5.79%        1.01%      114%
Year ended         0.15    $10.08 7.26%    $ 12,313      1.01%       5.51%        1.02%      106%
Six months
ended
(Unaudited)       (0.44)   $ 9.64 (1.70%)^^  $ 11,441    1.01%^      5.48%^       1.02%^      55%
--------------
INCOME FUND
TICKER SYMBOL:
N/A
Year ended         0.82    $10.82 14.63%^^  $  1,961     1.14%^      6.40%^         **        50%
Year ended        (0.66)   $10.16 1.16%    $  2,722      1.08%       6.31%        1.08%      102%
Year ended         0.13    $10.29 10.19%   $  5,611      1.07%       6.38%        1.08%       84%
Year ended         0.03    $10.32 9.04%    $ 10,629      1.08%       5.97%        1.09%      108%
Six months
ended
(Unaudited)       (0.68)   $ 9.64 (3.75%)^^  $ 11,592    1.08%^      5.88%^       1.09%^      54%
--------------

^     Annualized.
^^    Not Annualized.
*     During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
**    During the period, there were no waivers and/or reimbursements.
(1)   Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
(2)   Portfolio turnover is calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued.
(3)   The date of initial public investment of the Investment Class of the Income Fund was March 22, 1995.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MUNICIPAL BOND FUNDS
INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                                    INCOME (LOSS) FROM
                                   INVESTMENT OPERATIONS                           LESS DIVIDENDS AND
                               -----------------------------                       DISTRIBUTIONS FROM
                                           NET REALIZED AND     TOTAL     ------------------------------------
                                           UNREALIZED GAINS     INCOME                            NET REALIZED
                    NET ASSET                 (LOSSES) ON       (LOSS)                IN EXCESS     GAINS ON        TOTAL
                     VALUE,       NET         INVESTMENTS        FROM        NET        OF NET    INVESTMENTS     DIVIDENDS
                    BEGINNING  INVESTMENT     AND FUTURES     INVESTMENT  INVESTMENT  INVESTMENT   AND FUTURE        AND
                    OF PERIOD    INCOME        CONTRACTS      OPERATIONS    INCOME      INCOME     CONTRACTS    DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE
TAX-FREE FUND
TICKER SYMBOL:
KNMTX
Year ended     1994  $10.45       0.40           (0.71)         (0.31)      (0.39)      (0.01)       --             (0.40)
Year ended     1995  $ 9.74       0.45            0.79           1.24       (0.45)      (0.01)       --             (0.46)
Year ended     1996  $10.52       0.44           (0.08)          0.36       (0.46)         **        --             (0.46)
Year ended     1997  $10.42       0.45            0.26           0.71       (0.45)      --           --             (0.45)
Year ended     1998  $10.68       0.45            0.11           0.56       (0.45)      --           (0.03)         (0.48)
Six months
ended
(Unaudited)    1999  $10.76       0.22           (0.34)         (0.12)      (0.22)      --           (0.01)         (0.23)
-----------------------------------------------------------------------------------------------------------------------------
TAX-FREE
INCOME FUND
TICKER SYMBOL:
KNTIX
Year ended     1995(2)  $10.00    0.36            0.49           0.85       (0.36)      --           --             (0.36)
Year ended     1996  $10.49       0.46           (0.06)          0.40       (0.46)      --           (0.16)         (0.62)
Year ended     1997  $10.27       0.45            0.41           0.86       (0.45)      --           (0.03)         (0.48)
Year ended     1998  $10.65       0.44            0.15           0.59       (0.44)      --           (0.05)         (0.49)
Six months
ended
(Unaudited)    1999  $10.75       0.22           (0.41)         (0.19)      (0.22)      --           (0.01)         (0.23)
-----------------------------------------------------------------------------------------------------------------------------
MICHIGAN
MUNICIPAL BOND
FUND
TICKER SYMBOL:
KNMIX
Year ended     1994  $10.06       0.37           (0.34)          0.03       (0.36)      (0.01)       --             (0.37)
Year ended     1995  $ 9.72       0.39            0.39           0.78       (0.37)      (0.01)       --             (0.38)
Year ended     1996  $10.12       0.39           (0.04)          0.35       (0.39)      --           --             (0.39)
Year ended     1997  $10.08       0.41            0.13           0.54       (0.41)      --           --             (0.41)
Year ended     1998  $10.21       0.40            0.08           0.48       (0.41)      --           (0.01)         (0.42)
Six months
ended
(Unaudited)    1999  $10.27       0.20           (0.21)         (0.01)      (0.20)      --           --             (0.20)
-----------------------------------------------------------------------------------------------------------------------------


                                                          RATIOS/SUPPLEMENTAL DATA:
                                          ----------------------------------------------------------
                                                                    RATIO OF
                            NET                                       NET
                   NET     ASSET          NET ASSETS,   RATIO OF   INVESTMENT   RATIO OF
                CHANGE IN  VALUE,           END OF      EXPENSES     INCOME     EXPENSES    PORTFOLIO
                NET ASSET  END OF TOTAL     PERIOD     TO AVERAGE  TO AVERAGE  TO AVERAGE   TURNOVER
                  VALUE    PERIOD RETURN    (000'S)    NET ASSETS  NET ASSETS  NET ASSETS*  RATE(1)
--------------
INTERMEDIATE
TAX-FREE FUND
TICKER SYMBOL:
KNMTX
Year ended        (0.71)   $ 9.74 (3.00%)  $  380,715    0.78%       4.07%        0.78%       36%
Year ended         0.78    $10.52 12.90%   $  283,733    0.72%       4.39%        0.72%        6%
Year ended        (0.10)   $10.42 3.41%    $  285,674    0.73%       4.34%        0.73%       35%
Year ended         0.26    $10.68 7.07%    $  275,641    0.72%       4.31%        0.73%       23%
Year ended         0.08    $10.76 5.37%    $  296,484    0.73%       4.22%        0.74%       40%
Six months
ended
(Unaudited)       (0.35)   $10.41 (1.14%)^^  $  313,323   0.73%^     4.15%^       0.74%^      31%
--------------
TAX-FREE
INCOME FUND
TICKER SYMBOL:
KNTIX
Year ended         0.49    $10.49 8.64%^^  $  121,855    0.73%^      4.44%^       0.91%^      10%
Year ended        (0.22)   $10.27 3.92%    $  109,948    0.82%       4.38%        0.82%       40%
Year ended         0.38    $10.65 8.59%    $  116,652    0.79%       4.32%        0.80%       16%
Year ended         0.10    $10.75 5.71%    $  128,232    0.81%       4.16%        0.82%       53%
Six months
ended
(Unaudited)       (0.42)   $10.33 (1.80%)^^  $  123,774   0.81%^     4.21%^       0.82%^      45%
--------------
MICHIGAN
MUNICIPAL BOND
FUND
TICKER SYMBOL:
KNMIX
Year ended        (0.34)   $ 9.72 0.36%    $  118,485    0.49%       3.74%        0.74%       27%
Year ended         0.40    $10.12 8.20%    $  185,466    0.69%       3.81%        0.70%       42%
Year ended        (0.04)   $10.08 3.51%    $  152,623    0.70%       3.83%        0.70%       24%
Year ended         0.13    $10.21 5.52%    $  111,735    0.69%       4.04%        0.70%       13%
Year ended         0.06    $10.27 4.75%    $  117,957    0.69%       3.97%        0.70%       51%
Six months
ended
(Unaudited)       (0.21)   $10.06 (0.07%)^^  $  114,179   0.70%^     3.96%^       0.71%^      13%
--------------

^     Annualized.
^^    Not Annualized.
*     During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
**    Amount is less than $0.005.
(1)   Portfolio turnover is calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued.
(2)   The Institutional Class of the Tax-Free Income Fund commenced operations on March 20, 1995.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MUNICIPAL BOND FUNDS
INVESTMENT SHARES
--------------------------------------------------------------------------------

                               INCOME (LOSS) FROM INVESTMENT                  LESS DIVIDENDS AND DISTRIBUTIONS FROM
                                        OPERATIONS                        ----------------------------------------------
                               -----------------------------    TOTAL                             NET REALIZED
                                           NET REALIZED AND     INCOME                              GAINS ON       IN
                    NET ASSET              UNREALIZED GAINS     (LOSS)                IN EXCESS   INVESTMENTS    EXCESS
                     VALUE,       NET         (LOSSES) ON        FROM        NET        OF NET        AND        OF NET
                    BEGINNING  INVESTMENT   INVESTMENTS AND   INVESTMENT  INVESTMENT  INVESTMENT     FUTURE     REALIZED
                    OF PERIOD    INCOME    FUTURES CONTRACTS  OPERATIONS    INCOME      INCOME     CONTRACTS     GAINS
------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE
TAX-FREE FUND
TICKER SYMBOL:
KNMBX
Year ended     1994  $10.45       0.40           (0.71)         (0.31)      (0.39)      (0.01)       --           --
Year ended     1995  $ 9.74       0.42            0.79           1.21       (0.42)      (0.01)       --           --
Year ended     1996  $10.52       0.42           (0.09)          0.33       (0.41)      (0.02)       --           --
Year ended     1997  $10.42       0.43            0.26           0.69       (0.43)      --           --           --
Year ended     1998  $10.68       0.42            0.11           0.53       (0.42)      --           (0.03)       --
Six months
ended
(Unaudited)    1999  $10.76       0.21           (0.33)         (0.12)      (0.21)      --           (0.01)       --
------------------------------------------------------------------------------------------------------------------------
TAX-FREE
INCOME FUND
TICKER SYMBOL:
N/A
Year ended     1995(3)  $10.00    0.31            0.51           0.82       (0.30)      --           --           --
Year ended     1996  $10.52       0.41           (0.05)          0.36       (0.43)      --           (0.12)      (0.04)
Year ended     1997  $10.29       0.42            0.42           0.84       (0.42)      (0.01)       (0.03)       --
Year ended     1998  $10.67       0.42            0.15           0.57       (0.42)      --           (0.05)       --
Six months
ended
(Unaudited)    1999  $10.77       0.21           (0.40)         (0.19)      (0.21)      --           (0.01)       --
------------------------------------------------------------------------------------------------------------------------
MICHIGAN
MUNICIPAL BOND
TICKER SYMBOL:
KNMVX
Year ended     1994  $10.08       0.35           (0.34)          0.01       (0.34)      (0.03)       --           --
Year ended     1995  $ 9.72       0.37            0.40           0.77       (0.37)      (0.01)       --           --
Year ended     1996  $10.11       0.38           (0.05)          0.33       (0.35)      (0.02)       --           --
Year ended     1997  $10.07       0.39            0.14           0.53       (0.40)      --           --           --
Year ended     1998  $10.20       0.39            0.07           0.46       (0.39)      --           (0.01)       --
Six months
ended
(Unaudited)    1999  $10.26       0.19           (0.21)         (0.01)      (0.20)      --           --           --
------------------------------------------------------------------------------------------------------------------------


                                                         ----------------------------------------------------------
                                                                                   RATIO OF
                                           NET                                       NET
                    TOTAL         NET     ASSET          NET ASSETS,   RATIO OF   INVESTMENT   RATIO OF
                  DIVIDENDS    CHANGE IN  VALUE,           END OF      EXPENSES     INCOME     EXPENSES    PORTFOLIO
                     AND       NET ASSET  END OF TOTAL     PERIOD     TO AVERAGE  TO AVERAGE  TO AVERAGE   TURNOVER
                DISTRIBUTIONS    VALUE    PERIOD RETURN(1)   (000'S)  NET ASSETS  NET ASSETS  NET ASSETS*  RATE(2)
--------------
INTERMEDIATE
TAX-FREE FUND
TICKER SYMBOL:
KNMBX
Year ended          (0.40)       (0.71)   $ 9.74 (3.03%)  $  4,505      0.79%       3.99%        0.79%       36%
Year ended          (0.43)        0.78    $10.52 12.66%   $  3,807      0.97%       4.13%        0.97%        6%
Year ended          (0.43)       (0.10)   $10.42 3.17%    $  3,368      0.98%       4.09%        0.98%       35%
Year ended          (0.43)        0.26    $10.68 6.80%    $  3,534      0.97%       4.06%        0.98%       23%
Year ended          (0.45)        0.08    $10.76 5.09%    $  4,038      0.98%       3.97%        0.99%       40%
Six months
ended
(Unaudited)         (0.22)       (0.34)   $10.42 (1.17%)^^  $  4,649    0.98%^      3.90%^       0.99%^      31%
--------------
TAX-FREE
INCOME FUND
TICKER SYMBOL:
N/A
Year ended          (0.30)        0.52    $10.52 8.34%^^  $    529      0.95%^      4.25%^       1.17%^      10%
Year ended          (0.59)       (0.23)   $10.29 3.53%    $    936      1.07%       4.14%        1.07%       40%
Year ended          (0.46)        0.38    $10.67 8.32%    $  1,712      1.04%       4.05%        1.05%       16%
Year ended          (0.47)        0.10    $10.77 5.43%    $  1,938      1.06%       3.91%        1.07%       53%
Six months
ended
(Unaudited)         (0.22)       (0.41)   $10.36 (1.82%)^^  $  2,158    1.06%^      3.97%^       1.07%^      45%
--------------
MICHIGAN
MUNICIPAL BOND
TICKER SYMBOL:
KNMVX
Year ended          (0.37)       (0.36)   $ 9.72 0.16%    $  1,980      0.49%       3.80%        0.84%       27%
Year ended          (0.38)        0.39    $10.11 8.01%    $  1,900      0.83%       3.68%        0.85%       42%
Year ended          (0.37)       (0.04)   $10.07 3.36%    $  2,422      0.85%       3.68%        0.95%       24%
Year ended          (0.40)        0.13    $10.20 5.38%    $  4,413      0.84%       3.88%        0.95%       13%
Year ended          (0.40)        0.06    $10.26 4.60%    $  5,946      0.84%       3.82%        0.95%       51%
Six months
ended
(Unaudited)         (0.20)       (0.21)   $10.05 (0.15%)^^  $  5,382    0.85%^      3.81%^       0.96%^      13%
--------------

^     Annualized.
^^    Not Annualized.
*     During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(1)   Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
(2)   Portfolio turnover is calculated on the basis of the Fund as a whole distinguishing between the classes of shares issued.
(3)   The date of initial public investment of the Investment Class of the Tax-Free Income Fund was March 31, 1995.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MONEY MARKET FUNDS
INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                                 INCOME
                                 (LOSS)
                                  FROM                                                                         RATIO OF
                               INVESTMENT     LESS                                        NET                    NET
                    NET ASSET  OPERATIONS: DIVIDENDS      NET       NET ASSET           ASSETS,    RATIO OF   INVESTMENT
                     VALUE,       NET       FROM NET   CHANGE IN     VALUE,              END OF    EXPENSES     INCOME
                    BEGINNING  INVESTMENT  INVESTMENT  NET ASSET     END OF     TOTAL    PERIOD   TO AVERAGE  TO AVERAGE
                    OF PERIOD    INCOME      INCOME      VALUE       PERIOD     RETURN  (000'S)   NET ASSETS  NET ASSETS
------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
FUND
TICKER SYMBOL:
KIMXX
Year ended     1994  $1.000      0.040      (0.040)      --         $  1.000    3.75%    $323,539   0.60%       3.65%
Year ended     1995  $1.000      0.050      (0.050)      --         $  1.000    5.58%    $424,815   0.55%       5.45%
Year ended     1996  $1.000      0.050      (0.050)      --         $  1.000    5.06%    $483,919   0.52%       4.95%
Year ended     1997  $1.000      0.051      (0.051)      --         $  1.000    5.23%    $474,378   0.52%       5.11%
Year ended     1998  $1.000      0.050      (0.050)      --         $  1.000    5.13%    $693,399   0.55%       5.00%
Six months
ended
(Unaudited)    1999  $1.000      0.022      (0.022)      --         $  1.000    2.25%^^  $640,209   0.54%^      4.50%^
------------------------------------------------------------------------------------------------------------------------
MICHIGAN
MUNICIPAL
MONEY MARKET
FUND
TICKER SYMBOL:
KMIXX
Year ended     1994  $1.000      0.020      (0.020)      --         $  1.000    2.40%    $128,164   0.60%       2.33%
Year ended     1995  $1.000      0.030      (0.030)      --         $  1.000    3.50%    $145,215   0.56%       3.45%
Year ended     1996  $1.000      0.030      (0.030)      --         $  1.000    3.11%    $155,424   0.54%       3.06%
Year ended     1997  $1.000      0.033      (0.033)      --         $  1.000    3.31%    $211,682   0.52%       3.27%
Year ended     1998  $1.000      0.030      (0.030)      --         $  1.000    3.06%    $323,272   0.54%       3.00%
Six months
ended
(Unaudited)    1999  $1.000      0.013      (0.013)      --         $  1.000    1.34%^^  $314,918   0.53%^      2.69%^
------------------------------------------------------------------------------------------------------------------------
GOVERNMENT
MONEY MARKET
FUND
TICKER SYMBOL:
KGIXX
Year ended     1994  $1.000      0.031      (0.031)      --         $  1.000    3.10%^^  $94,624    0.35%^      5.23%^
Year ended     1995  $1.000      0.051      (0.051)      --         $  1.000    5.17%    $166,922   0.38%       5.03%
Six months
ended
(Unaudited)    1999  $1.000      0.022      (0.022)      --         $  1.000    2.25%^^  $196,953   0.37%^      4.50%^
------------------------------------------------------------------------------------------------------------------------


                 RATIO OF
                 EXPENSES
                TO AVERAGE
                NET ASSETS*
--------------
MONEY MARKET
FUND
TICKER SYMBOL:
KIMXX
Year ended         0.65%
Year ended         0.63%
Year ended         0.62%
Year ended         0.62%
Year ended         0.64%
Six months
ended
(Unaudited)        0.63%^
--------------
MICHIGAN
MUNICIPAL
MONEY MARKET
FUND
TICKER SYMBOL:
KMIXX
Year ended         0.70%
Year ended         0.65%
Year ended         0.64%
Year ended         0.63%
Year ended         0.64%
Six months
ended
(Unaudited)        0.63%^
--------------
GOVERNMENT
MONEY MARKET
FUND
TICKER SYMBOL:
KGIXX
Year ended         0.69%^^
Year ended         0.69%
Six months
ended
(Unaudited)        0.65%^
--------------

^     Annualized.
^^    Not Annualized.
*     During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(1)   The Government Money Market Fund commenced operations on June 2, 1997.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MONEY MARKET FUNDS
INVESTMENT SHARES
--------------------------------------------------------------------------------

                                                                                                   RATIOS/SUPPLEMENTAL
                                                                                                          DATA:
                                 INCOME                                                           ----------------------
                                  FROM                                                                         RATIO OF
                               INVESTMENT     LESS                                        NET                    NET
                    NET ASSET  OPERATIONS: DIVIDENDS      NET       NET ASSET           ASSETS,    RATIO OF   INVESTMENT
                     VALUE,       NET       FROM NET   CHANGE IN     VALUE,              END OF    EXPENSES     INCOME
                    BEGINNING  INVESTMENT  INVESTMENT  NET ASSET     END OF     TOTAL    PERIOD   TO AVERAGE  TO AVERAGE
                    OF PERIOD    INCOME      INCOME      VALUE       PERIOD     RETURN  (000'S)   NET ASSETS  NET ASSETS
------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
FUND
TICKER SYMBOL:
N/A
Year ended     1994  $1.000      0.040      (0.040)      --           $1.000    3.71%    $ 369      0.63%       3.58%
Year ended     1995  $1.000      0.050      (0.050)      --           $1.000    5.56%    $1,227     0.55%       5.41%
Year ended     1996  $1.000      0.050      (0.050)      --           $1.000    5.06%    $ 804      0.52%       4.94%
Year ended     1997  $1.000      0.051      (0.051)      --           $1.000    5.23%    $1,179     0.52%       5.11%
Year ended     1998  $1.000      0.050      (0.050)      --           $1.000    5.13%    $3,728     0.55%       5.00%
Six months
ended          1999  $1.000      0.022      (0.022)      --           $1.000    2.25%^^  $1,801     0.55%^      4.48%^
------------------------------------------------------------------------------------------------------------------------
MICHIGAN
MUNICIPAL
MONEY MARKET
FUND
TICKER SYMBOL:
N/A
Year ended     1994  $1.000      0.020      (0.020)      --           $1.000    2.38%    $ 379      0.63%       2.47%
Year ended     1995  $1.000      0.030      (0.030)      --           $1.000    3.48%    $1,603     0.54%       3.48%
Year ended     1996  $1.000      0.030      (0.030)      --           $1.000    3.11%    $ 782      0.54%       3.06%
Year ended     1997  $1.000      0.033      (0.033)      --           $1.000    3.31%    $ 289      0.52%       3.22%
Year ended     1998  $1.000      0.030      (0.030)      --           $1.000    3.06%    $ 346      0.54%       3.02%
Six months
ended          1999  $1.000      0.013      (0.013)      --           $1.000    1.34%^^  $ 751      0.53%^      2.70%^
------------------------------------------------------------------------------------------------------------------------
GOVERNMENT
MONEY MARKET
FUND
TICKER SYMBOL:
N/A
Year ended     1997(1)  $1.000   0.030      (0.030)      --           $1.000    3.06%^^  $   2      0.43%^      5.17%^
Year ended     1998  $1.000      0.051      (0.051)      --           $1.000    5.17%    $  93      0.38%       4.92%
Six months
ended          1999  $1.000      0.022      (0.022)      --           $1.000    2.25%^^  $ 133      0.37%^      4.50%^
------------------------------------------------------------------------------------------------------------------------


                 RATIO OF
                 EXPENSES
                TO AVERAGE
                NET ASSETS*
--------------
MONEY MARKET
FUND
TICKER SYMBOL:
N/A
Year ended         0.68%
Year ended         0.62%
Year ended         0.62%
Year ended         0.62%
Year ended         0.64%
Six months
ended              0.63%^
--------------
MICHIGAN
MUNICIPAL
MONEY MARKET
FUND
TICKER SYMBOL:
N/A
Year ended         0.73%
Year ended         0.62%
Year ended         0.64%
Year ended         0.63%
Year ended         0.64%
Six months
ended              0.63%^
--------------
GOVERNMENT
MONEY MARKET
FUND
TICKER SYMBOL:
N/A
Year ended         0.77%^^
Year ended         0.69%
Six months
ended              0.65%^
--------------

^     Annualized.
^^    Not Annualized.
*     During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(1)   The Government Money Market Fund commenced operations on June 2, 1997.

[LOGO]


P.O. BOX 182201
COLUMBUS, OHIO 43218-2201



                                                            KKF-1391 (8/99)